UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21732

Mercer Funds

(Exact Name of Registrant as Specified in Charter)

99 High Street

Boston, MA 02110

(Address of Principal Executive Offices)(Zip Code)

Caroline Hulme, Esq.

Mercer Investments LLC

99 High Street

Boston, MA 02110

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: (617) 747-9500

Date of Fiscal Year End: March 31, 2023

Date of Reporting Period: March 31, 2023

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

Mercer FundsTM
Annual Report
March 31, 2023
Mercer US Large Cap Equity Fund
Mercer US Small/Mid Cap Equity Fund
Mercer Non-US Core Equity Fund
Mercer Core Fixed Income Fund
Mercer Opportunistic Fixed Income Fund
Mercer Emerging Markets Equity Fund
Mercer Global Low Volatility Equity Fund
This report has been prepared for Mercer Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Mercer Funds prospectus. The prospectus contains more complete information about the Funds’ investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing.

MERCER FUNDS
TABLE OF CONTENTS

Management's Discussion of Fund Performance (Unaudited)
Mercer US Large Cap Equity Fund

Investment Objective and Benchmark
The investment objective of the Fund is long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the Russell 1000® Index1.
Investment Strategy
The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies. The Fund employs a “core equity” investment strategy by investing in both growth and value oriented equity securities. The Fund may invest in derivative instruments to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.
Performance
For the fiscal year ended March 31, 2023, the Fund’s Y-3 share class performance was -10.94% compared to its benchmark, the Russell 1000® Index, return of -8.39%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged and cannot be invested in directly.
The Sub-Advisers
As of March 31, 2023, the Fund employed six sub-advisers: Brandywine Global Investment Management LLC (Brandywine), O’Shaughnessy Asset Management LLC (OSAM), Polen Capital Management LLC (Polen), Jennison Associates LLC (Jennison), Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (Macquarie), and Parametric Portfolio Associates LLC (Parametric).
Brandywine, a deep value manager, focuses on cheap stocks that trade at a significant discount to intrinsic value, with strong free cash flows and quality balance sheets.
OSAM is a yield focused quantitative value manager that seeks stocks that rank high based on valuation, quality and shareholder yield.
Polen is a concentrated quality growth manager, focused on finding high quality companies, with sustainable, above-average earnings growth.
Jennison is a growth manager who selects stocks with long-term competitive advantages that are growing earnings faster or longer than the broad market.
Macquarie is a quality value manager who invests in strong, high quality businesses with sound balance sheets and free cash flow generation.
Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.
Market Commentary and Fund Performance
Amidst a backdrop of rising inflation, liquidity tightening from the Federal Reserve and the war in Ukraine and its implications on the energy supply and prices, the U.S. market saw a sharp sell-off that started in the first quarter of 2022 and continued throughout much of the fiscal year. Volatility was persistent throughout the U.S. markets as a result of multi-decade high inflation prints and the Federal Reserve’s determination to fight it via tighter financial conditions. In the summer months, there was the perception that the Federal Reserve would pivot from its hawkish stance after inflation reached its peak sending the U.S. market on a strong rally. With the Fed reaffirming its hawkish stance in Jackson Hole in August, the rally ended and was followed by a sharp sell-off through the end of the summer and into the fall. In early October after the market reached oversold levels, another strong rally ensued through the end of November culminating with another sell-off in December through the end of 2022.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer US Large Cap Equity Fund

After 2022 ended with widespread pessimism and investors had renewed optimism for 2023, the U.S. markets experienced a sharp rally in which companies that experienced severe volatility in 2022 saw a sharp reversal in momentum as their share prices soared in January. This beta2 rally quickly waned as inflation crept higher, the jobs report came in stronger than expected and hopes for a dovish Fed policy waned. In addition, Silicon Valley Bank, the bank of choice for many tech companies and entrepreneurs collapsed, which initiated a contagion effect on others such as Signature Bank. The banking failures and the sharp reversals in interest rate expectations became the main storyline of the first quarter in 2023.
Within the Russell 1000® Index, the Fund’s benchmark, the best performing sectors for the fiscal year were Energy 12.5%, Consumer Staples 1.0% and Industrials -0.2%. The worst performing sectors were Real Estate -19.5%, Consumer Discretionary -18.8% and Communication Services -18.1%. Information Technology, the largest sector in Russell 1000® Index returned -6.7%. Health Care, Utilities, Materials and Financials returned -3.9%, -6.0%, -8.1% and -14.1%, respectively.
The Mercer US Large Cap Equity Fund lagged the Russell 1000® Index for the period, with value oriented managers, Brandywine and OSAM, outperforming, and growth and higher quality managers, Jennison and Polen, underperforming their respective benchmarks. Macquarie, a quality value manager, moderately lagged its benchmark.
Jennison lagged the Russell 1000® Growth Index3 by 5.3%. Significant underperformance of higher growth, higher valuation stocks was a major headwind. The majority of underperformance came from security selection in Communication Services and Information Technology as well from being overweight in the Consumer Discretionary and Communication Services sectors. Overweight positions to Snap, Tesla, Atlassian and Crowdstrike were among the largest detractors from performance. On the positive side, the portfolio’s healthcare, semiconductor and luxury consumer exposure added to relative performance.
Polen lagged the Russell 1000® Growth Index by 6.0%. Significant underperformance resulted from weaker security selection and sector allocation. Specifically, stock selection within Information Technology, Consumer Discretionary and Health Care detracted as did an overweight position in Communication Services. The portfolio’s lack of exposure to Consumer Staples and Industrials detracted from relative results. The largest detractors included Meta, DocuSign, and PayPal.
Macquarie underperformed the Russell 1000® Value Index4 by 0.4%. Macquarie’s underperformance was driven by security selection in a number of sectors such as Financials, Communication Services, Health Care, and Real Estate. Stronger security selection in Information Technology and Utilities were the largest positive contributors.
OSAM outperformed the Russell 1000® Value Index by 0.8%. Security selection in Information Technology, Health Care, Consumer Discretionary, and Energy led to outperformance. Security selection in Communication Services and Financials detracted. OSAM’s higher than index exposure to equities lower value multiples, such as price to earnings and price to cash flow, was a tailwind as companies with value characteristics tended to outperform during the period.
Brandywine outperformed the Russell 1000® Value Index by 1.4%. Security selection in Communication Services, Financials and Consumer Discretionary as well as being underweight to Real Estate were the largest positive contributors. Security selection in Materials and being underweight to Industrials detracted. Brandywine’s higher than index exposure to inexpensively priced equities was a tailwind as companies with value characteristics tended to outperform during the period.
Parametric utilizes exchange-traded futures to replicate the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer US Large Cap Equity Fund

Risk Considerations
The Fund invests in both growth stocks and value stocks. Growth stocks may be particularly sensitive to market conditions. Investing in value stocks involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer US Large Cap Equity Fund
March 31, 2023

Comparison of Change in Value of a hypothetical $10,000 Investment in Mercer US Large Cap Equity Class Y-3 Shares vs. the Russell 1000® Index for the period 4/1/13 through 3/31/23

Mercer US Large Cap Equity - Class Y-3
Russell 1000® Index
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$31,467
$27,773
4/1/13
3/31/14
3/31/15
3/31/16
3/31/17
3/31/18
3/31/19
3/31/20
3/31/21
3/31/22
3/31/23

AVERAGE ANNUAL TOTAL RETURNS
FUND AND INCEPTION DATE	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Mercer US Large Cap Equity Fund – Class Y-3 – 8/15/2005	-10.94%	8.26%	10.74%	8.42%
Russell 1000® Index	-8.39%	10.87%	12.45%	9.78%
1  Russell 1000® Index measures the performance of the large cap segment of the U.S. equity universe.
2  Beta is a measure of how an individual asset moves (on average) when the overall stock market increases or decreases.
3  Russell 1000® Growth Index measures the performance of the large-cap growth segment of the US equity universe.
4  Russell 1000® Value Index measures the performance of the large-cap value segment of the US equity universe.
The Fund's total annual gross operating expense for Class Y-3 is 0.58%. Please see the Fund's most recent Prospectus.
The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer US Large Cap Equity Fund
March 31, 2023

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’ s website at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.
Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer US Small/Mid Cap Equity Fund

Investment Objective and Benchmark
The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Index1.
Investment Strategy
The Fund invests principally in equity securities issued by small-to-medium capitalization U.S. companies. The Fund employs a “core equity” investment strategy by investing in both growth and value oriented equity securities. The Fund may invest in derivative instruments to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.
Performance
For the fiscal year ended March 31, 2023, the Fund’s Y-3 share class performance was -6.69% compared to its benchmark, the Russell 2500® Index, return of -10.39%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.
The Sub-Advisers
As of March 31, 2023, the Fund employed six sub-advisers: Westfield Capital Management Company, L.P. (Westfield), GW&K Investment Management LLC (GW&K), Loomis, Sayles & Company, L.P. (Loomis), LSV Asset Management (LSV), River Road Asset Management, LLC (River Road) and Parametric Portfolio Associates LLC (Parametric).
Westfield, a traditional growth manager, employs a fundamental, bottom-up approach, which seeks to identify reasonably priced stocks with high earnings growth potential. A bottom-up approach focuses on the analysis of individual stocks and de-emphasizes the significance of macroeconomic and market cycles with the assumption individual companies can do well even in an industry that is not performing, at least on a relative basis.
GW&K uses a bottom-up fundamental research process in order to identify high quality companies with sustainable long-term earnings growth rates.
Loomis looks to provide a lower volatility approach to high growth investing by seeking companies with high quality business models that have differentiated and sustainable growth opportunities.
LSV, a quantitative value manager, using mathematical and statistical methods, seeks deep value, out-of-favor companies with recent momentum. LSV avoids introducing any judgmental biases or behavioral weaknesses into their investment process.
River Road, a fundamental absolute value manager, seeks to buy stocks at a discount to their fair value and sell them at or in excess of that value, and focuses on purchasing companies that are priced at a modest discount to their absolute value and possess superior fundamental business characteristics.
Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.
Market Commentary and Fund Performance
Amidst a backdrop of rising inflation, liquidity tightening from the Federal Reserve and the war in Ukraine and its implications on the energy supply and prices, the U.S. market saw a sharp sell-off that started in the first quarter of 2022 and continued throughout much of the fiscal year. Volatility was persistent throughout the U.S. markets as a result of multi-decade high inflation prints and the Federal Reserve’s determination to fight it via tighter financial conditions. In the summer months, there was the perception that the Federal Reserve would pivot from its hawkish stance after inflation reached its peak sending the U.S. market on a strong rally. With the Fed reaffirming its hawkish stance in Jackson Hole in August, the rally ended and was followed by a sharp sell-off through the end of the summer and into the fall. In early October after the market reached oversold levels, another strong rally ensued through the end of November culminating with another sell-off in December through the end of 2022.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer US Small/Mid Cap Equity Fund

After 2022 ended with widespread pessimism and investors had renewed optimism for 2023, the U.S. markets experienced a sharp rally in which companies that experienced severe volatility in 2022 saw a sharp reversal in momentum as their share prices soared in January. This beta2 rally quickly waned as inflation crept higher, the jobs report came in stronger than expected and hopes for a dovish Fed policy waned. In addition, Silicon Valley Bank, the bank of choice for many tech companies and entrepreneurs collapsed, which initiated a contagion effect on others such as Signature Bank. The banking failures and the sharp reversals in interest rate expectations became the main storyline of the first quarter in 2023.
Within the Russell 2500® Index, the Fund’s benchmark, the best performing sectors for the fiscal year were consumer staples and industrials with returns of 1.5% and -1.4%, respectively. Underperforming sectors for the fiscal year were communication services and real estate, with returns of -24.1% and -21.5%, respectively. The top performing industries for the fiscal year were construction & engineering and beverages with returns of 18.6% and 15.05%, respectively. The underperforming industries for the fiscal year were office REITs and interactive media & services with returns of -52.0% and -41.2%, respectively.
The Mercer US Small/Mid Cap Equity Fund outperformed the Russell 2500® Index by 3.7% for the period. The Fund’s exposure to value, quality and lower beta profile were tailwinds towards performance for the year. Security selection, particularly in the industrials, consumer discretionary and consumer staples sectors contributed towards performance while selection in the information technology and real estate sectors detracted from performance for the fiscal year. From an allocation standpoint, the Fund’s underweight positions in the real estate and communication services sectors contributed towards performance while the Fund’s underweight positions in the energy and utilities sectors detracted from performance.
Westfield outperformed the Russell 2500® Growth Index3 by 4.7% for the fiscal year. In addition, their strong security selection in the industrials and information technology sectors contributed towards performance for the fiscal year. From an allocation standpoint, their underweight positioning in the consumer discretionary and communication services sectors coupled with their overweight positioning in the financials and industrials sectors also contributed towards performance. Westfield’s lack of exposure to the consumer staples sector detracted from performance for the fiscal year.
GW&K’s outperformed the Russell 2500® Index by 4.2% and it can be attributed to its exposure to higher quality and lower beta stocks. In addition, their strong security selection in the industrials, consumer staples and consumer discretionary sectors contributed towards their performance despite their selection in the information technology sector. From an allocation standpoint, their lack of exposure to the communication services sector combined with an underweight to financials contributed towards performance while their underweight positioning in the energy sector weighed on performance for the fiscal year.
LSV’s outperformance versus the Russell 2500® Value Index4 by 5.2% for the period was driven by their deeper value style being in favor, which is evident with their security selection across multiple sectors contributing towards performance. From an allocation standpoint, their underweight to the real estate sector combined with an overweight to the consumer staples and consumer discretionary sectors contributed towards performance despite their underweight to the industrials and energy sectors.
River Road’s outperformance versus the Russell 2500® Value Index by 7.9% for the period was attributed to their lack of exposure to REITs and banks within the financials sector. In addition, their overweight in the industrials sector combined with their strong security selection in the financials sector contributed towards performance for the fiscal year.
Loomis’ exposure to quality growth coupled with their lower beta approach to high growth investing were tailwinds towards performance for the fiscal year despite their underperformance versus the Russell 2500® Growth Index by -0.57%. Despite their strong security selection in the industrials and consumer discretionary sectors, their security selection  in the information technology and health care sectors detracted from performance versus the Russell 2500® Growth Index. From an allocation standpoint, their lack of exposure to the real estate sector coupled with an overweight to the consumer staples and industrials sectors contributed towards performance, while their underweight to the energy sector weighed on performance for the full fiscal year.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer US Small/Mid Cap Equity Fund

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, creating positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.
Risk Considerations
The Fund invests in both growth stocks and value stocks. Growth stocks may be particularly sensitive to market conditions. Investing in value stocks involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer US Small/Mid Cap Equity Fund
March 31, 2023

Comparison of Change in Value of a hypothetical $10,000 Investment in Mercer US Small/Mid Cap Equity Class Y-3 Shares vs. the Russell 2500® Index for the period 4/1/13 through 3/31/23

Mercer US Small/Mid Cap Equity - Class Y-3
Russell 2500® Index
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$23,116
$22,051
4/1/13
3/31/14
3/31/15
3/31/16
3/31/17
3/31/18
3/31/19
3/31/20
3/31/21
3/31/22
3/31/23

AVERAGE ANNUAL TOTAL RETURNS
FUND AND INCEPTION DATE	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Mercer US Small/Mid Cap Equity Fund – Class Y-3 – 8/15/2005	-6.69%	6.90%	8.74%	8.00%
Russell 2500® Index	-10.39%	6.65%	9.30%	8.60%
1  Russell 2500® Index measures the performance of the small-to mid-cap segment of the U.S. equity universe. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.
2  Beta is a measure of how an individual asset moves (on average) when the overall stock market increases or decreases.
3  Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe.
4  Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the US equity universe.
The Fund's total annual gross operating expense for Class Y-3 is 0.94%. Please see the Fund's most recent Prospectus.
The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer US Small/Mid Cap Equity Fund
March 31, 2023

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’ s website at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.
Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Non-US Core Equity Fund

Investment Objective and Benchmark
The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI EAFE® Index1.
Investment Strategy
The Fund invests principally in equity securities issued by non-U.S. companies of any capitalization, located in the world’s developed and emerging capital markets. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities.
Performance
For the fiscal year ended March 31, 2023, the Fund’s Y-3 share class performance was -2.17% and the I share class performance was -2.47% compared to its benchmark return of -1.38%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.
The Sub-Advisers
As of March 31, 2023, the Fund employed five sub-advisers: Arrowstreet Capital, Limited Partnership (Arrowstreet), American Century Investment Management, Inc. (American Century), Massachusetts Financial Services Company (MFS), LSV Asset Management (LSV) and Parametric Portfolio Associates LLC (Parametric).
Arrowstreet’s strategy seeks to outperform international equity benchmarks through a risk-controlled core approach. Arrowstreet combines sound investment intuition and research with rigorous quantitative tools to identify mispriced stocks around the world. Arrowstreet believes that the key to generating returns in excess of the benchmark involves evaluating the prospects of a security considering the characteristics of the stock itself (direct effects), characteristics of other related stocks (indirect effects) as well as attractiveness of the country and sector basket to which the stock belongs to.
American Century manages its portfolio based on an investment philosophy that companies exhibiting improving or accelerating growth will outperform the market over time. American Century constructs its portfolio through a bottom-up stock selection, which focuses on individual stock selection rather than macroeconomic and market cycles, within a risk aware framework. American Century’s thorough research process seeks to identify companies that are exhibiting an improvement or acceleration in growth where it believes that growth is sustainable but that the earnings power of the company is generally underestimated. American Century can opportunistically invest in emerging market stocks.
MFS’s investment process is based on a fundamental, bottom-up stock selection of high quality companies whose long-term value MFS believes is not adequately reflected in the stock price.
LSV utilizes a quantitative approach, which uses mathematical and statistical methods and seeks deep value stocks that have fallen out of favor with the market, but have recent momentum, either in terms of price or earnings. LSV believes that long-term results are achieved through systematic exploitation of judgmental biases and behavioral weaknesses that influence investor decisions. LSV aims to exploit these biases through the disciplined application of quantitative techniques to drive bottom-up security selection.
Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Non-US Core Equity Fund

Market Commentary and Fund Performance
2023 fiscal year was a turbulent period for capital markets. Multi-decade high inflation rates, fueled by very accommodative fiscal and monetary policy of the prior two years, supply chain disruptions and commodity price spikes, further escalated by Russia’s invasion of Ukraine, were front and center for policy makers and investors. In response to the stubbornly high inflation prints, global central banks initiated one of the most aggressive hiking cycles in decades. With rates rising sharply, the precipitous decline in equity markets which began in January of 2022 continued until October when the global markets bottomed and investor sentiment reached its trough. In contrast to the first half of the fiscal year, the second half experienced strong rallies as investors began to bet on moderating inflation, slowing interest rate hikes by central banks and a possibility of soft landing.
For the year ended March 31, 2023, U.S. equities, measured using the Russell 1000® Index2, declined by 8.39%. Compared to the U.S., international developed markets performed better, with the MSCI EAFE® Index (the Fund’s benchmark) decreasing by 1.38% over the period. The MSCI Emerging Markets® Index3 declined by 10.70% for the 12-month period ended March 31, 2023. In local currency terms MSCI EAFE® Index and MSCI Emerging Markets® Index posted higher returns, as the US dollar appreciated compared to other major currencies.
Fears of looming recession and weak Chinese demand from the prolonged zero COVID policy put pressure on the commodity prices in the second half of the year, resulting in poor returns from commodity producing countries such as Saudi Arabia, South Africa, Canada, Australia and Brazil. These countries were among the best performers in the prior fiscal year. India and Taiwan which performed well during prior fiscal year also had weak returns. On the other hand, European equities with attractive valuations from prior year’s sharp underperformance showed best returns. Chinese equities, which were the worst performing major market in the 2022 fiscal year, rallied sharply in May-June and again between October and January, as the country officially emerged from COVID lockdown. However, on both occasions, these rallies were followed by sharp reversals, leaving Chinese equities with a 6.3% decline for the year.
Triggered by rising interest rates and expensive valuations, the sharp underperformance of companies with high earnings growth and higher profitability characteristics continued in the first three quarters of the fiscal year. In the fourth quarter, this trend reversed, making the underperformance of the growth versus value equities less pronounced. The persistent outperformance of energy stocks also reversed in the fourth quarter of the fiscal year.  Smaller market capitalization companies were under significantly more pressure compared to mega and larger market capitalization companies. Momentum was the worst performing equity style across all major markets. For the year, value was the best performing investment style followed by lower volatility.
For the fiscal year, in Europe, Australasia and Far East (EAFE) markets, energy 10.4%, consumer discretionary 5.6% and consumer staples 1.7% were the best performing sectors while real estate -20.0%, materials -6.2% and communication services -6.1% were the worst performers.
Arrowstreet outperformed the Fund’s benchmark by 1.6%. Arrowstreet’s tilt towards value stocks was a tailwind. Among largest positive contributors were being underweight to real estate and overweight to energy. Germany was the most significant country-level positive contributor in large part due to positive security selection in German consumer discretionary and financials sectors. Weaker security selection in health care, primarily due to negative selection in United Kingdom and Swiss health care names was a detractor. Additionally, being underweight to French consumer discretionary names also contributed negatively. Russia was the most significant country-level detractor due to strategy’s exposure to Russian energy stocks.
American Century lagged the Fund’s benchmark by 5.1%. Companies with high and accelerating earnings growth characteristics continued to experience sharp-selloff during the 2023 fiscal year; this environment was a major headwind for American Century. The majority of underperformance came from security selection in information technology, consumer discretionary, materials, industrials, and financials.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Non-US Core Equity Fund

MFS underperformed the Fund’s benchmark by 2%. Weak security selection within both materials and industrials detracted from relative results. Being underweight to the energy sector further weakened relative performance. Conversely, an overweight exposure to consumer staples and strong security selection within the information technology sector strengthened relative results. The strategy’s relative currency exposure, resulting primarily from differences between the strategy’s and its benchmark’s exposures to holdings of securities denominated in foreign currencies also contributed to relative performance.
LSV outperformed the Fund’s benchmark by 1.2%. LSV’s tilt towards lower market capitalization stocks was a headwind; higher than benchmark exposure to value stocks was a tailwind. Stronger security selection in industrials and financials were largest positive contributors. Security selection in health care and consumer discretionary were main detractors.
Parametric utilizes exchange-traded futures replicating the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.
Risk Considerations
The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Non-US Core Equity Fund
March 31, 2023

Comparison of Change in Value of a hypothetical $10,000 Investment in Mercer Non-US Core Equity Class Y-3 Shares vs. the MSCI EAFE Index® for the period 4/1/13 through 3/31/23

Mercer Non-US Core Equity - Class Y-3
MSCI EAFE Index®
$25,000
$20,000
$15,000
$10,000
$5,000
$18,569
$16,289
4/1/13
3/31/14
3/31/15
3/31/16
3/31/17
3/31/18
3/31/19
3/31/20
3/31/21
3/31/22
3/31/23

AVERAGE ANNUAL TOTAL RETURNS
FUND AND INCEPTION DATE	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Mercer Non-US Core Equity Fund – Class Y-3 – 8/18/2006	-2.17%	4.20%	6.39%	3.97%
Mercer Non-US Core Equity Fund – Class I – 7/22/2021	-2.47%	—	—	-4.99%
MSCI EAFE Index®	-1.38%	3.52%	5.00%	3.41%
1  MSCI EAFE® Index measures the performance of equity securities in developed markets outside of North America, including Europe, Australasia, and the Far East.
2  Russell 1000® Index measures the performance of the large cap segment of the U.S. equity universe.
3  MSCI Emerging Markets® Index measures the performance of equity securities in global emerging markets.
The Fund's total annual gross operating expense for Class Y-3 is 0.76% and for Class I is 1.01%  Please see the Fund's most recent Prospectus.
The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.
The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Non-US Core Equity Fund
March 31, 2023

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’ s website at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.
Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Core Fixed Income Fund

Investment Objective and Benchmark
The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation. The benchmark for the Fund is the Bloomberg U.S. Aggregate Bond™ Index1.
Investment Strategy
The Fund invests principally in investment grade fixed income securities, including government securities, corporate bonds and securitized bonds, such as mortgage and asset-backed securities. The Fund may also invest in non-investment grade bonds (sometimes called high yield or junk bonds), non-U.S. dollar denominated bonds, and bonds issued by issuers located in emerging capital markets. The Fund may also invest in certain derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns or as a substitute for taking a position in an underlying asset.
Performance
For the fiscal year ended March 31, 2023, the Fund’s Y-3 share class performance was -5.20% compared to its benchmark return of -4.78%. For the fiscal year ended March 31, 2023, the Fund’s I share class performance was -5.42% compared to its benchmark return of -4.78%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.
The Sub-Advisers
As of March 31, 2023, the Fund employed three sub-advisers: Manulife Investment Management (US) LLC (Manulife), Income Research & Management (IR&M) and PGIM Fixed Income, a business unit of PGIM, Inc. (Prudential).
Manulife manages its allocated portion of the Fund by seeking to produce superior results through bottom-up active management of sector allocation and issue selection, combined with yield curve positioning. Duration is also managed in line with the benchmark. The investment team capitalizes on their disciplined investment process and adds value by following a relative value approach to sector allocation and issue selection while engaging in intensive fundamental credit research and identifying points on the yield curve with the greatest return potential.
IR&M manages its allocated portion of the Fund based on the belief that careful security selection and higher portfolio income provide superior returns over the long term. Portfolios are constructed using a disciplined, bottom-up investment approach to select attractive securities from the U.S. fixed income universe. A bottom-up approach focuses on the analysis of individual issuers and de-emphasizes the significance of macroeconomic and market cycles with the assumption individual companies can do well even in an industry that is not performing, at least on a relative basis.
Prudential manages its allocated portion of the Fund by seeking to maximize excess return opportunities from sustainable alpha2 sources, such as sector allocation and bottom-up security selection. This process is coupled with a diligent daily portfolio risk evaluation and monitoring process. Research-based security selection is a major source of added value and incorporates both fundamental analysis, by measuring a security’s intrinsic value to determine if undervalued or overvalued, as well as proprietary models, by using software and other means of analysis to gain a competitive edge, which identify relative value and detailed technical review of issuers across both benchmark and non-benchmark sectors, with an emphasis on credit-oriented sectors.
Market Commentary and Fund Performance
For the 12-month period ended March 31, 2023, U.S. fixed income market returns, as measured by the Bloomberg U.S. Aggregate Bond™ Index, were -4.78%, mainly driven by a move structurally higher in U.S. interest rates.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Core Fixed Income Fund

Rising consumer prices as measured by the Consumer Price Index (CPI)3 fed in to U.S. monetary policy action, creating the need for one of the most aggressive hiking cycles on record. U.S. inflation as measured by CPI hit a four-decade high of 9.1% in June 2022, with large increases in the cost of gasoline, shelter and food. During the fiscal year, the Fed hiked +50 basis points (bps)4 in May 2022, +75bps in June, July, September, and November 2022, +50bps in December 2022, +25bps in February 2023, and +25bps in March 2023 with the federal funds rate ending the period at 4.75-5%. As indication that Fed action is gaining traction, U.S. inflation eased in March 2023 with CPI rising 5.0% from a year earlier, marking the ninth straight monthly deceleration since the peak in June 2022.
Investment grade credit spreads ended the period at 138bps (1.38%), widening from their March 2022 level of 116bps (1.16%). Front end rates steadily climbed higher for the period, while the 10 and 30-year Treasuries peaked around November 2022 and have since come down. The 3-month T-Bill ended the period at a rate of 4.85%, 433bps higher than its March 2022 level of 0.52%. The 10-year Treasury ended the period at a rate of 3.48%, 116bps higher than its March 2022 level of 2.32%. Perhaps the biggest market signal thus far of tighter conditions and worrying growth outlook is the shape of the curve.  The spread between 10-year yields and 3-month yields was +180bps in March 2022, and now sits at an extreme inversion...-137bps.
The Fund’s return was negative in relative terms as it underperformed the Bloomberg U.S. Aggregate Bond™ Index for the fiscal year ended March 31, 2023. The majority of underperformance was due to the Fund’s strategic overweight to spread sectors during a period when credit-sensitive sectors generally lagged, with the majority of underperformance occurring during the early stages of the period.
The respective performance results of each Sub-adviser was in line with expectations based on risk posture. Manulife has the largest share of the risk-allocation within the Fund. Manulife’s bias towards corporate credit and allocation to “higher quality” high yield bonds led the manager to underperform for the fiscal year.
Prudential had a marginally less aggressive allocation to spread sectors relative to Manulife, but was still overweight relative to the Fund’s benchmark. The majority of underperformance relative to the benchmark was due to the portfolio’s long spread risk position in the first quarter of the fiscal year as volatility in risk markets increased and spreads widened in response to the Russia-Ukraine conflict and growing concerns over stickier inflation.
IR&M outperformed the Fund’s benchmark over the trailing 12-month period. The bias towards higher quality corporate bonds as well as their tactical rotation of spread exposure led them to outperform.
Risk Considerations
The Fund is subject to the risks that the underlying bonds in its portfolio are subject to, including credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in foreign securities, which may expose the Fund to currency and exchange rate fluctuations, derivatives (such as futures, options, or swaps) and high yield bonds (also known as “junk” bonds). These investments may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may also experience high portfolio turnover, which may result in higher transaction costs and capital gains.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Core Fixed Income Fund
March 31, 2023

Comparison of Change in Value of a hypothetical $10,000 Investment in Mercer Core Fixed Income Class Y-3 Shares vs. the Bloomberg U.S. Aggregate Bond™ Index for the period 4/1/13 through 3/31/23

Mercer Core Fixed Income - Class Y-3
Bloomberg U.S. Aggregate Bond™ Index
$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$12,896
$11,836
4/1/13
3/31/14
3/31/15
3/31/16
3/31/17
3/31/18
3/31/19
3/31/20
3/31/21
3/31/22
3/31/23

AVERAGE ANNUAL TOTAL RETURNS
FUND AND INCEPTION DATE	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Mercer Core Fixed Income Fund – Class Y-3 – 8/15/2005	-5.20%	1.31%	1.70%	3.28%
Mercer Core Fixed Income Fund – Class I – 12/27/2021	-5.42%	—	—	-9.01%
Bloomberg U.S. Aggregate Bond™ Index	-4.78%	0.91%	1.36%	3.10%
1  Bloomberg U.S. Aggregate Bond(TM) Index is an index that measures the performance of securities from the Bloomberg U.S. Government/ Corporate Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index. The Bloomberg U.S. Aggregate BondTM Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities, and international U.S. dollar-denominated bonds. All securities contained in the Bloomberg U.S. Aggregate BondTM Index have a minimum term to maturity of one year.
2  Alpha measures the amount that the investment has returned in comparison to the market index or other broad benchmark that it is compared against.
3  Consumer price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.
4  Basis Points: A common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Core Fixed Income Fund
March 31, 2023

The Fund's total annual gross operating expense for Class Y-3 is 0.39% and for Class I is 0.64%  Please see the Fund's most recent Prospectus.
The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.
The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’ s website at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.
Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Opportunistic Fixed Income Fund

Investment Objective and Benchmark
The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The Fund’s primary benchmark is the ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged1. The Fund’s secondary benchmark2 is a blended benchmark consisting of 35% Bloomberg Global Aggregate Corporate Total Return Index Hedged3, 17.5% Bloomberg Global High Yield Index4, 10.5% JP Morgan CEMBI Diversified Index5, 7% S&P/LSTA Leveraged Loan Index6, and 30% JP Morgan GBI-EM Diversified Index7.
Investment Strategy
The Fund invests principally in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography, issuer type, quality and currency denomination. The Fund may invest in derivatives such as futures (including among others, interest rate futures), swaps (currency, interest rate, credit default and total return), forwards, options, and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, risk management, efficient portfolio management, enhance total returns, or as a substitute for taking position in the underlying asset.
Performance
For the fiscal year ended March 31, 2023, the Fund’s Y-3 share class performance was -2.96% compared to its primary benchmark return of -2.47% and secondary benchmark return of -2.54%, Performance of the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.
The Sub-Advisers
As of March 31, 2023, the Fund employed four sub-advisers, Western Asset Management Company, LLC and Western Asset Management Company Limited (as sub-subadviser) (together referred to as WAMCO), Loomis, Sayles & Company, L.P. (Loomis), BlackRock International Limited (BlackRock), and Colchester Global Investors Limited (Colchester).
In managing its allocated portion of the Fund’s portfolio, Loomis invests in debt of issuers globally. Loomis produces country specific credit cycle views and forward looking financial market regimes as inputs to portfolio construction. Security selection is then carried out by the investment team with input from a team of credit analysts who maintain a comprehensive database of internal ratings. The investment team will also engage in active duration positioning although security and sector selections are identified as main drivers of performance.
In managing its allocated portion of the Fund’s portfolio, WAMCO employs an active, team-managed investment approach around a long-term, value-oriented investment philosophy. The portfolio seeks to harvest income opportunities by constructing a diversified portfolio that includes investment-grade and high yield corporate credit, non-dollar debt, bank loans, Credit Loan Obligations (CLO), emerging markets sovereign and corporate debt, and a variety of structured credit (Residential Mortgage Backed Security (RMBS), Commercial Mortgage Backed Securities (CMBS), Asset Backed Securities (ABS)). Western seeks to add value through sector rotation, issue selection, duration management, yield curve positioning, and tail risk hedging.
In managing its allocated portion of the Fund’s portfolio, Colchester invests in sovereign debt issued by emerging market borrowers denominated in each issuer’s local currency. Colchester’s portfolio construction process is based on a quantitative model, using mathematical and statistical methods, that promotes allocation to countries and currencies identified based on attractive real yields for bonds and attractive valuations for currencies, complemented by sound financial characteristics and Environmental, Social and Governance (ESG) considerations.
In managing its allocated portion of the Fund’s portfolio, BlackRock invests in emerging market debt securities denominated in local currency. BlackRock’s portfolio construction process implements a top down philosophy focused on identifying economic or market themes that impact asset prices. The themes inform the team’s market views and portfolios are positioned to benefit from directional moves in the market.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Opportunistic Fixed Income Fund

Market Commentary and Fund Performance
For the 12-month period ended March 31, 2023, U.S. fixed income market returns, as measured by the Bloomberg U.S. Aggregate Bond™ Index8, were -4.78%, driven mainly by a structural move higher in US interest rates. Rising consumer prices as measured by the Consumer Price Index (CPI) fed in to US monetary policy action, creating the need for one of the most aggressive hiking cycles on record. U.S. inflation as measured by CPI hit a four-decade high of 9.1% in June 2022, with large increases in the cost of gasoline, shelter and food. During the fiscal year, the Fed hiked +50 basis points (bps) in May 2022, +75bps in June, July, September, and November 2022, +50bps in December 2022, +25bps in February 2023, and +25bps in March 2023 with the federal funds rate ending the period at 4.75-5%. As indication that Fed action is gaining traction, U.S. inflation eased to 5.0% as of March 2023, marking the ninth straight monthly deceleration since the peak in June 2022.
Investment grade credit spreads ended the period at 138bps (1.38%), widening from their March 2022 level of 116bps (1.16%). Front end rates steadily climbed higher for the period, while the 10 and 30-year Treasuries peaked around November 2022 and have since come down. The 3-month T-Bill ended the period at a rate of 4.85%, 433bps higher than its March 2022 level of 0.52%. The 10-year Treasury ended the period at a rate of 3.48%, 116bps higher than its March 2022 level of 2.32%. Perhaps the biggest market signal thus far of tighter conditions and worrying growth outlook is the shape of the curve. The spread between 10 year yields and 2 year yields was +180bps in March 2022, and now sits at an extreme inversion…-137bps.
JPM GBI-EM Global Diversified Index of local currency Emerging Market government returned -0.72% in U.S. dollar terms over the 12-month period ending March 31, 2023. The asset class was challenged by heightened inflation and recession concerns, global central banks’ policy tightening and geopolitical uncertainty over the ongoing Russia-Ukraine war.
During the period, WAMCO and Loomis underperformed their component of the Fund’s secondary benchmark with both managers struggling to meaningfully capitalize on opportunistic sector exposures. WAMCO had mixed performance with duration and yield curve positioning detracting while sector allocation in investment grade corporates, high yield corporates, and emerging market debt offset some of the underperformance. Loomis’ underperformance was driven by sector allocation in investment grade corporates and emerging market debt.
During the period, Blackrock and Colchester outperformed their component of the Fund’s secondary benchmark, the JPM GBI-EM Diversified Index government bond benchmark. BlackRock’s macro regime shifting investment approach helped to take advantage of broad market correlation shifts and idiosyncratic opportunities. Colchester benefited from continuing their fundamental real-yield valuation approach. The repricing higher of out-of-benchmark positions in Russian government bonds in the first half of the fiscal year added to performance while both managers sought too tactically trim exposure.
Risk Considerations
The Fund invests in non-investment grade and emerging market fixed income securities that involve certain risks such as higher volatility, currency fluctuation, political and social instability and reduced market liquidity. The Fund is subject to the risks that the underlying bonds in its portfolio are subject to, including credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in foreign securities, which may expose the Fund to currency and exchange rate fluctuations, derivatives (such as futures, options and swaps) and high yield bonds (also known as “junk” bonds). These investments may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Opportunistic Fixed Income Fund
March 31, 2023

Comparison of Change in Value of a hypothetical $10,000 Investment in Mercer Opportunistic Fixed Income Class Y-3 Shares vs. the ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged, the Fund’s Secondary Index for the period 8/21/13 through 3/31/23

Mercer Opportunistic Fixed Income - Class -Y-3
ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged
Secondary Index
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$13,896
$11,431
$11,122
8/21/13
3/31/14
3/31/15
3/31/16
3/31/17
3/31/18
3/31/19
3/31/20
3/31/21
3/31/22
3/31/23

AVERAGE ANNUAL TOTAL RETURNS
FUND AND INCEPTION DATE	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Mercer Opportunistic Fixed Income Fund – Class Y-3 – 8/21/2013	-2.96%	-0.16%	—	1.11%
ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged	-2.47%	-0.33%	—	1.52%
Secondary Index	-2.54%	0.55%	—	1.36%
1  ICE Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged contains all securities in The Bank of America Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.
2  The Fund’s secondary benchmark is a blended benchmark consisting of 35% Bloomberg Global Aggregate Corporate Total Return Index Hedged, 17.5% Bloomberg Global High Yield Index, 10.5% JP Morgan CEMBI Diversified Index, 7% S&P/LSTA Leveraged Loan Index, and 30% JP Morgan GBI-EM Diversified Index.
3  Bloomberg Global Aggregate Corporate Total Return Index Hedged is a measure of global investment grade, fixed-rate corporate debt. This multi-currency benchmark includes bonds from developed and emerging markets issuers within the industrial, utility and financial sectors.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Opportunistic Fixed Income Fund
March 31, 2023

4  Bloomberg Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the US High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices.
5  J.P. Morgan CEMBI Broad Diversified Core Index (CEMBI CORE) tracks the performance of US dollar denominated bonds issued by emerging market corporate entities. The CEMBI CORE follows the methodology of the flagship J.P. Morgan CEMBI Broad Diversified (CEMBIB Dividend) closely, while offering a more liquid and higher credit quality subset.
6  S&P (Standard and Poor’s/LSTA (Loan Syndications and Trading Association) Leveraged Loan 100 Index is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads, and interest payments.
7  J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Indices are comprehensive Emerging Markets debt benchmarks that track local currency bonds issued by Emerging Market governments. The GBI-EM Indices are comprised of only those countries from the GBI universe that meet our criteria for an Emerging Market, resulting in 18 countries from four regions. For the Diversified version of the Index, the methodology uses only a limited portion of a country’s current face amount outstanding for calculating weights. The adjusted face amount used in calculating a country’s weight is based on the respective country’s relative size in the index and the average size of all countries.
8  Bloomberg U.S. Aggregate Bond(TM) Index is an index that measures the performance of securities from the Bloomberg U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index. The Bloomberg U.S. Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities, and international U.S. dollar-denominated bonds. All securities contained in the Bloomberg U.S. Aggregate Bond Index have a minimum term to maturity of one year.
The Fund's total annual gross operating expense for Class Y-3 is 0.90%. Please see the Fund's most recent Prospectus.
The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.
The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’ s website at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.
Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Emerging Markets Equity Fund

Investment Objective and Benchmark
The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI Emerging Markets® Index1.
Investment Strategy
The Fund invests principally in equity securities of large, medium and small capitalization companies, located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European and Global Depositary receipts. Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.
Performance
For the fiscal year ended March 31, 2023, the Fund’s Y-3 share class performance was -9.51% compared to its benchmark return of -10.70%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.
The Sub-Advisers
As of March 31, 2023, the Fund employed six sub-advisers and one sub-subadviser: Barrow, Hanley, Mewhinney &Strauss, LLC (Barrow Hanley), William Blair Investment Management LLC (William Blair), Origin Asset Management LLP (Origin), Bennbridge U.S. LLC which utilizes certain personnel of Skerryvore Asset Management LLP (together referred to as Bennbridge/Skerryvore), Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (as sub-subadviser) (together, referred to as Schroders) and Parametric Portfolio Associates LLC (Parametric). Barrow Hanley replaced Grantham, Mayo, Van Otterloo & Co. LLC as sub-adviser to the Fund on December 22, 2022.
Barrow Hanley manages a fundamentally driven, value oriented strategy. Their process focuses on identifying companies trading in the bottom 1/3rd of the Emerging Markets universe from a valuation standpoint, and conducts in-depth fundamental analysis to identify strong companies positioned well for a business turnaround.
William Blair has a quality growth philosophy and process focused on finding those companies that can achieve a higher growth rate for a longer period of time than the market expects. William Blair looks for companies with experienced and motivated management teams, unique business models and attractive financial characteristics.
Origin’s portfolio is managed using a quantitative process focused on companies with high and improving cash flow return on investment, selling at discounted valuations of expected future growth versus historical growth and that also display fundamental and price momentum. The portfolio is managed to have a higher tracking error and high active share.
Bennbridge/Skerryvore manages a high quality, concentrated equity strategy with an emphasis on preservation of capital, and sustainability of the businesses in which they invest. The strategy is low turnover, and concentrated, roughly 30-60 names.
Schroders manages a dedicated China allocation for the Fund to exploit alpha opportunities within the country. The strategy is a bottom up, fundamental strategy, relying on a team of experienced analysts and PMs to source and evaluate potential investments. The strategy is based on the belief that investing in quality businesses, with sustainable competitive advantages, and focus on shareholder value, trading at reasonable valuations will outperform over time.
Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Emerging Markets Equity Fund

Market Commentary and Fund Performance
2023 fiscal year was a turbulent period for capital markets. Multi-decade high inflation rates, fueled by very accommodative fiscal and monetary policy of the prior two years, supply chain disruptions and commodity price spikes, further escalated by Russia’s invasion of Ukraine, were front and center for policy makers and investors. In response to the stubbornly high inflation prints, global central banks initiated one of the most aggressive hiking cycles in decades. With rates rising sharply, the precipitous decline in equity markets which began in January of 2022 continued until October when the global markets bottomed and investor sentiment reached its trough. In contrast to the first half of the fiscal year, the second half experienced strong rallies as investors began to bet on moderating inflation, slowing interest rate hikes by central banks and a possibility of soft landing.
For the year ended March 31, 2023, U.S. equities, measured using the Russell 1000® Index2, declined by 8.39%. Compared to the U.S., international developed markets performed better, with the MSCI EAFE® Index3 decreasing by 1.39% over the period. The MSCI Emerging Markets® Index (the Fund’s benchmark) declined by 10.70% for the 12-month period ended March 31, 2023. In local currency terms MSCI EAFE® Index and MSCI Emerging Markets® Index posted higher returns, as the US dollar appreciated compared to other major currencies.
Fears of looming recession and weak Chinese demand from the prolonged zero COVID policy put pressure on the commodity prices in the second half of the year, resulting in poor returns from commodity producing countries such as Saudi Arabia, South Africa, Canada, Australia and Brazil. These countries were among the best performers in the prior fiscal year. India and Taiwan which performed well during prior fiscal year also had weak returns. On the other hand, European equities with attractive valuations from prior year’s sharp underperformance showed best returns. Chinese equities, which were the worst performing major market in the 2022 fiscal year, rallied sharply in May-June and again between October and January, as the country officially emerged from COVID lockdown. However, on both occasions, these rallies were followed by sharp reversals, leaving Chinese equities with 6.3% decline for the year.
Triggered by rising interest rates and expensive valuations, the sharp underperformance of companies with high earnings growth and higher profitability characteristics continued in the first three quarters of the fiscal year. In the fourth quarter, this trend reversed, making the underperformance of the growth versus value equities less pronounced. The persistent outperformance of energy stocks also reversed in the fourth quarter of the fiscal year.  Smaller market capitalization companies were under significantly more pressure compared to mega and larger market capitalization companies. Momentum was the worst performing equity style across all major markets. For the year value was the best performing investment style followed by lower volatility.
For the 12-month period ending March 31, 2023, the Mercer Emerging Markets Equity Fund outperformed the MSCI Emerging Markets® Index by approximately 1.2%. The Fund’s outperformance was driven in large part by strong performance from two sub-advisers, Schroders and Bennbridge/Skerryvore
Barrow Hanley, the newly appointed manager in the fund outperformed by 0.4% since their inception in December of 2022. Contributing to performance was a general underweight to India, which pulled back during the period on concerns around Adani Enterprises, a large influential Indian industrial conglomerate. Strong stock selection in Brazil and Taiwan along with a general underweight to commodity producers in the Middle East were also additive to performance.
The William Blair Emerging Markets strategy underperformed the MSCI Emerging Markets® Index by 4.0% over the trailing 12-month period ending March 31st. Blair’s focus on high growth, high quality and long-duration assets was significantly out of style as markets favored low-valuation stocks. Nearly all of the trailing 12-month relative underperformance can be traced to the fourth quarter where markets saw a sharp country and industry rotation in the wake of China’s decisive U-turn on its zero-COVID policy and rapid relaxation of travel restrictions. Against this backdrop, stock selection was generally challenged in China, India, and South Korea, particularly within technology, consumer, and financial names. On the positive side Mexico and Indonesia were bright spots on a relative basis.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Emerging Markets Equity Fund

Bennbridge/Skerryvore outperformed by 10.2% for the year ending 3/31/23. The portfolio’s focus on higher quality businesses with strong alignment with minority shareholders was beneficial during a choppy period for emerging markets. The team added value across sectors and countries, with notable winners in Brazil (WEG SA), India (Cipla) and consumer names (China Resource Beer, Heineken, Unilever, and Fomento Economico).
Origin underperformed by 3.8% during the period as momentum shifted throughout the year, creating headwinds to a core tenant of their investment philosophy. Chinese and Taiwanese holdings in particular were a large detractor, especially within financials and industrials. On the positive side, holdings in Brazil and a general underweight to the Middle East contributed.
The portion of the Fund allocated to Schroders, which pursues investment opportunities in China, outperformed for the year. Strong security selection across a number of industries added value, with holdings in industrials and in companies tied to the electric vehicle (EV) supply chain and renewable energy (solar) space being notable outperformers. Strong relative performance in real estate (selection and underweight), along with an allocation to gold miners, also added value.
Parametric utilizes exchange-traded futures to replicate the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.
Risk Considerations
The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivatives (such as futures, forwards, options, or swaps), which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Emerging Markets Equity Fund
March 31, 2023

Comparison of Change in Value of a hypothetical $10,000 Investment in Mercer Emerging Markets Equity Class Y-3 Shares vs. the MSCI Emerging Markets Index® for the period 4/1/13 through 3/31/23

Mercer Emerging Markets Equity - Class Y-3
MSCI Emerging Markets Index®
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
4/1/13
3/31/14
3/31/15
3/31/16
3/31/17
3/31/18
3/31/19
3/31/20
3/31/21
3/31/22
3/31/23
$12,191
$11,036

AVERAGE ANNUAL TOTAL RETURNS
FUND AND INCEPTION DATE	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Mercer Emerging Markets Equity Fund – Class Y-3 – 5/1/2012	-9.51%	-2.20%	0.99%	1.42%
MSCI Emerging Markets Index®	-10.70%	-0.91%	2.00%	2.12%
1  MSCI Emerging Markets® Index measures the performance of equity securities in global emerging markets.
2  Russell 1000® Index measures the performance of the large cap segment of the U.S. equity universe.
3  MSCI EAFE® Index measures the performance of equity securities in developed markets outside of North America, including Europe, Australasia, and the Far East.
The Fund's total annual gross operating expense for Class Y-3 is 0.87%. Please see the Fund's most recent Prospectus.
The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.
The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Emerging Markets Equity Fund
March 31, 2023

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’ s website at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.
Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Global Low Volatility Equity Fund

Investment Objective and Benchmark
The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI World® Index1.
Investment Strategy
The Fund invests principally in equity securities of U.S. and foreign issuers, of large, medium and small capitalization companies. Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock- selection and country allocation decisions independently of the underlying currency.
Performance
For the fiscal year ended March 31, 2023, the Fund’s Y-3 share class performance was -4.53% compared to its benchmark return of -7.02%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.
The Sub-Advisers
As of March 31, 2023, the Fund employed five sub-advisers, Acadian Asset Management LLC (Acadian), Martingale Asset Management, L.P. (Martingale), Ninety One North America, Inc (Ninety One), Veritas Asset Management LLP (Veritas) and Parametric Portfolio Associates LLC (Parametric).
Acadian is the Fund’s dedicated minimum variance manager for developed economies outside the U.S. The strategy applies a quantitative investment process, using mathematical and statistical methods, to the EAFE + Canada universe of securities and emphasizes low-volatility securities, low correlations between securities and a high degree of portfolio diversification with the goal of constructing a portfolio with lower levels of absolute volatility compared to the benchmark. Additionally, the strategy applies Acadian’s stock forecast and top-down alpha model, which measures the active return on an investment for performance as compared with a suitable market index, in order to enhance the returns. The portfolio does not employ tight constraints vs the benchmark across capitalization and/or sectors, enhancing its ability to more effectively manage portfolio volatility.
Martingale is the Fund’s dedicated minimum variance manager for the U.S. region. The strategy uses a systematic process of investing in stocks with lower stock price volatility and attractive fundamental factors such as value, quality and momentum. The portfolio aims to deliver equity-like market returns with lower volatility and less downside risk than the market index. Martingale’s core process includes reconstituting the Russell 1000 Index®2 into a proprietary “Stability Index”, which Martingale believes more accurately reflects stock risk properties based on longer-term company fundamentals as well as high frequency short-term risk signals. The strategy is managed against the derived Stability Index, which measures the degree of change (or stability) of the market, by applying stock and industry alpha forecasting models and optimizing to minimize the portfolio’s absolute volatility.
Ninety One manages a concentrated portfolio of exceptionally high-quality companies, operating in stable or growing industries with high barriers to entry and low capital intensity. The team uses bottom up fundamental analysis to select businesses that display the best combination of high quality, sustainable growth and compelling valuations. Fundamental analysis focuses on companies with “franchise” characteristics and competitive advantages. Their evidence suggests that dominant intangible assets (low capital intensity) such as high customer loyalty, brands, patents, licenses, copyrights, and distribution networks are difficult to create and more difficult for competitors to duplicate. Enduring franchises consistently generate high returns on capital and compound shareholder wealth. Companies will have high return on capital investment, high gross margins, low leverage, low capital intensity, above average growth and stable cash flow generation.
Veritas uses an unconstrained, fundamentally driven, rigorous research process with a long-term horizon. Veritas believes that companies with sustainable competitive advantage and benefiting from long-term drivers of growth, purchased at attractive valuations, will deliver performance in excess of the benchmark over time. The strategy may hold up to 20% cash.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Global Low Volatility Equity Fund

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.
Market Commentary and Fund Performance
2023 fiscal year was a turbulent period for capital markets. Multi-decade high inflation rates, fueled by very accommodative fiscal and monetary policy of the prior two years, supply chain disruptions and commodity price spikes, further escalated by Russia’s invasion of Ukraine, were front and center for policy makers and investors. In response to the stubbornly high inflation prints, global central banks initiated one of the most aggressive hiking cycles in decades. With rates rising sharply, the precipitous decline in equity markets which began in January of 2022 continued until October when the global markets bottomed and investor sentiment reached its trough. In contrast to the first half of the fiscal year, the second half experienced strong rallies as investors began to bet on moderating inflation, slowing interest rate hikes by central banks and a possibility of soft landing.
For the year ended March 31, 2023, U.S. equities, measured using the Russell 1000® Index2, declined by 8.39%. Compared to the U.S., international developed markets performed better, with the MSCI EAFE® Index3 decreasing by 1.39% over the period. The MSCI Emerging Markets® Index4 declined by 10.70% for the 12-month period ended March 31, 2023. In local currency terms MSCI EAFE® Index and MSCI Emerging Markets® Index posted higher returns, as the US dollar appreciated compared to other major currencies.
Fears of looming recession and weak Chinese demand from the prolonged zero COVID policy put pressure on the commodity prices in the second half of the year, resulting in poor returns from commodity producing countries such as Saudi Arabia, South Africa, Canada, Australia and Brazil. These countries were among the best performers in the prior fiscal year. India and Taiwan which performed well during prior fiscal year also had weak returns. On the other hand, European equities with attractive valuations from prior year’s sharp underperformance showed best returns. Chinese equities, which were the worst performing major market in the 2022 fiscal year, rallied sharply in May-June and again between October and January, as the country officially emerged from COVID lockdown. However, on both occasions, these rallies were followed by sharp reversals, leaving Chinese equities with 6.3% decline for the year.
Triggered by rising interest rates and expensive valuations, the sharp underperformance of companies with high earnings growth and higher profitability characteristics continued in the first three quarters of the fiscal year. In the fourth quarter, this trend reversed, making the underperformance of the growth versus value equities less pronounced. The persistent outperformance of energy stocks also reversed in the fourth quarter of the fiscal year.  Smaller market capitalization companies were under significantly more pressure compared to mega and larger market capitalization companies. Momentum was the worst performing equity style across all major markets. For the year, value was the best performing investment style followed by lower volatility.
For the fiscal year, in developed equity markets, energy 9.1%, consumer staples 1.3% and industrials -0.4% were the best performing sectors while real estate -19.2%, communication services -16.6% and consumer discretionary -12.8% were the worst performers.
The Fund’s outperformance for the fiscal year was largely driven by its lower beta5 profile.
Martingale outperformed its benchmark, Russell 1000® Index, by 4.2%. In the US, lower volatility style of investing was in favor, which was a major tailwind for Martingale. Additionally, the strategy benefited from moderate tilt to value. Both asset allocation and security selection contributed positively. Underweight to consumer discretionary, overweight to defensive sectors such as consumer staples and health care as well as security selection in financials, industrials, information technology and consumer discretionary were the largest positive contributors.
Acadian lagged its benchmark, MSCI World ex USA IndexSM 6 by 0.4%. Outside of the US, low risk equities did not perform strongly. Acadian’s underperformance was driven by its lower risk positioning which was reflected in being overweight to defensive consumer staples companies and underweight to riskier consumer discretionary stocks. While security selection in health care and industrials detracted, security selection in telecommunications and materials contributed positively.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Global Low Volatility Equity Fund

Ninety One outperformed its benchmark, MSCI World Index®, by 2.8%. Underweight to consumer discretionary and overweight to consumer staples as well as security selection in information technology and communication services were main positive contributors. Security selection in health care (positions in Roche), and underweight to energy were the largest detractors.
Veritas outperformed its benchmark, MSCI World Index®, by 1.9%. Security selection in industrials (largely from travel related and aerospace stocks such as Safran, Airbus, Aena) and information technology (payment systems companies such as Mastercard and Fiserv), as well as positions in cash were main positive contributors. Positions in health care, especially those that had benefited from COVID revenues, and communication services, including Alphabet with concerns that digital advertising revenues may fall, were main detractors.
Parametric utilizes exchange-traded futures to replicate the Fund’s benchmark with beta of 0.8, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.
Risk Considerations
The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivatives (such as futures, forwards, options, or swaps), which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Global Low Volatility Equity Fund
March 31, 2023

Comparison of Change in Value of a hypothetical $10,000 Investment in Mercer Global Low Volatility Equity Class Y-3 Shares vs. the MSCI World Index® for the period 4/1/13 through 3/31/23

Mercer Global Low Volatility Equity - Class Y-3
MSCI World Index®
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
4/1/13
3/31/14
3/31/15
3/31/16
3/31/17
3/31/18
3/31/19
3/31/20
3/31/21
3/31/22
3/31/23
$23,360
$21,944

AVERAGE ANNUAL TOTAL RETURNS
FUND AND INCEPTION DATE	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Mercer Global Low Volatility Equity Fund – Class Y-3 – 11/6/2012	-4.53%	6.86%	8.18%	9.04%
MSCI World Index®	-7.02%	8.01%	8.85%	9.59%
1  MSCI World Index® measures the performance of stocks in 23 developed markets in North America, Europe, and the Asia/Pacific region.
2  Russell 1000® Index measures the performance of the large cap segment of the U.S. equity universe.
3  MSCI EAFE® Index measures the performance of equity securities in developed markets outside of North America, including Europe, Australasia, and the Far East.
4  MSCI Emerging Markets® Index measures the performance of equity securities in global emerging markets.
5  Beta is a measure of how an individual asset moves (on average) when the overall stock market increases or decreases.
6  MSCI World ex USA IndexSM captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries excluding the United States.
The Fund's total annual gross operating expense for Class Y-3 is 0.80%. Please see the Fund's most recent Prospectus.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Mercer Global Low Volatility Equity Fund
March 31, 2023

The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.
The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-888-887-0619 or visit the Trust’ s website at https://www.mercer.us/what-we-do/wealth-and-investments/delegated-solutions-us.html for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.
Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Mercer US Large Cap Equity Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2023

Shares	Description	Value ($)
	COMMON STOCKS — 96.7%
	Basic Materials — 2.6%
15,442	CF Industries Holdings, Inc.	1,119,391
100,797	Dow, Inc.	5,525,692
116,500	DuPont de Nemours, Inc.	8,361,205
45,264	Eastman Chemical Co.	3,817,566
82,507	International Paper Co.	2,975,202
34,068	Mosaic Co. (The)	1,563,040
43,926	Newmont Corp.	2,153,252
18,397	Nucor Corp.	2,841,785
6,255	Steel Dynamics, Inc.	707,190
		29,064,323
	Communications — 16.0%
98,604	Airbnb, Inc. Class A*	12,266,338
78,902	Alphabet, Inc. Class A*	8,184,504
184,674	Alphabet, Inc. Class C*	19,206,096
332,204	Amazon.com, Inc.*	34,313,351
151,676	AT&T, Inc.	2,919,763
8,258	Charter Communications, Inc. Class A*	2,953,143
172,500	Cisco Systems, Inc.	9,017,437
263,905	Comcast Corp. Class A	10,004,638
113,343	Liberty Global Plc Class C*	2,309,930
3,615	MercadoLibre, Inc.*	4,764,787
33,422	Meta Platforms, Inc. Class A*	7,083,459
31,700	Motorola Solutions, Inc.	9,070,321
55,595	Netflix, Inc.*	19,206,961
66,264	T-Mobile US, Inc.*	9,597,678
19,680	Trade Desk, Inc. (The) Class A*	1,198,709
137,361	Uber Technologies, Inc.*	4,354,344
211,300	Verizon Communications, Inc.	8,217,457
118,999	Walt Disney Co. (The)*	11,915,370
		176,584,286
	Consumer, Cyclical — 10.7%
42,916	Alaska Air Group, Inc.*	1,800,755
21,611	Autoliv, Inc.	2,017,603
1,236	AutoZone, Inc.*	3,038,273
16,215	Bath & Body Works, Inc.	593,145
24,212	Best Buy Co., Inc.	1,895,073
808	Chipotle Mexican Grill, Inc. Class A*	1,380,298
9,910	Costco Wholesale Corp.	4,923,982
19,977	Darden Restaurants, Inc.	3,099,631
103,528	Delta Air Lines, Inc.*	3,615,198
38,445	Dollar General Corp.	8,091,135
59,200	Dollar Tree, Inc.*	8,498,160
2,886	Domino's Pizza, Inc.	952,005
175,791	Dr. Ing. h.c. F. Porsche AG, ADR*	2,246,609
103,994	General Motors Co.	3,814,500
6,916	Home Depot, Inc. (The)	2,041,050

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Consumer, Cyclical — continued
5,224	Lennar Corp. Class A	549,095
7,976	Lithia Motors, Inc. Class A	1,825,946
19,921	LKQ Corp.	1,130,716
54,378	Lowe's Cos., Inc.	10,873,969
9,853	Lululemon Athletica, Inc.*	3,588,364
44,662	LVMH Moet Hennessy Louis Vuitton SE, ADR	8,205,749
25,285	Magna International, Inc.(a)	1,354,517
14,924	Marriott International, Inc. Class A	2,477,981
11,282	MGM Resorts International	501,146
66,319	NIKE, Inc. Class B	8,133,362
615	NVR, Inc.*	3,426,897
40,283	PulteGroup, Inc.	2,347,693
19,750	Tapestry, Inc.	851,423
11,140	Target Corp.	1,845,118
49,878	Tesla, Inc.*	10,347,690
157,969	TJX Cos., Inc. (The)	12,378,451
626	Ulta Beauty, Inc.*	341,589
		118,187,123
	Consumer, Non-cyclical — 21.8%
101,201	Abbott Laboratories	10,247,613
180,726	Adyen NV, ADR*(a)	2,862,700
8,858	Align Technology, Inc.*	2,959,812
158,765	Altria Group, Inc.	7,084,094
19,232	Amgen, Inc.	4,649,336
105,900	Archer-Daniels-Midland Co.	8,435,994
58,160	AstraZeneca Plc, ADR	4,036,886
223,953	Baxter International, Inc.	9,083,534
47,689	Bristol-Myers Squibb Co.	3,305,325
52,750	Cardinal Health, Inc.	3,982,625
38,513	Cigna Group (The)	9,841,227
307,039	Conagra Brands, Inc.	11,532,385
152,113	CVS Health Corp.	11,303,517
13,167	Danaher Corp.	3,318,611
61,999	DENTSPLY SIRONA, Inc.	2,435,321
24,544	DexCom, Inc.*	2,851,522
17,740	Eli Lilly & Co.	6,092,271
3,192	Estee Lauder Cos., Inc. (The) Class A	786,700
46,200	Exelixis, Inc.*	896,742
18,442	Gartner, Inc.*	6,007,850
33,193	Global Payments, Inc.	3,493,231
74,160	GSK Plc, ADR	2,638,613
63,265	Haleon Plc, ADR(a)	514,977
7,477	HCA Healthcare, Inc.	1,971,535
107,056	Hologic, Inc.*	8,639,419
12,129	Horizon Therapeutics Plc*	1,323,759
32,767	Illumina, Inc.*	7,619,966
16,419	Ingredion, Inc.	1,670,305
11,277	Intuitive Surgical, Inc.*	2,880,935
See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Consumer, Non-cyclical — continued
20,261	Jazz Pharmaceuticals Plc*	2,964,792
79,071	Johnson & Johnson	12,256,005
124,362	Kroger Co. (The)	6,139,752
33,066	L'Oreal SA, ADR(a)	2,947,503
5,392	McKesson Corp.	1,919,822
32,604	Medtronic Plc	2,628,534
79,900	Merck & Co., Inc.	8,500,561
3,378	Moody's Corp.	1,033,736
37,287	Novo Nordisk AS, ADR	5,933,853
27,650	Organon & Co.	650,328
77,200	PayPal Holdings, Inc.*	5,862,568
63,698	Pfizer, Inc.	2,598,878
24,862	Quest Diagnostics, Inc.	3,517,476
8,967	S&P Global, Inc.	3,091,553
40,686	Syneos Health, Inc.*	1,449,235
16,754	Thermo Fisher Scientific, Inc.	9,656,503
55,086	Tyson Foods, Inc. Class A	3,267,701
26,537	UnitedHealth Group, Inc.	12,541,121
9,191	Vertex Pharmaceuticals, Inc.*	2,895,808
144,500	Viatris, Inc.	1,390,090
35,284	Zoetis, Inc.	5,872,669
		239,585,293
	Energy — 4.1%
82,394	APA Corp.	2,971,128
112,088	BP Plc, ADR	4,252,619
37,204	Canadian Natural Resources, Ltd.	2,059,241
14,630	Chevron Corp.	2,387,031
117,151	ConocoPhillips	11,622,551
41,341	Devon Energy Corp.	2,092,268
193,863	Marathon Oil Corp.	4,644,957
65,531	Marathon Petroleum Corp.	8,835,545
46,355	Schlumberger NV	2,276,031
51,523	Shell Plc, ADR	2,964,633
8,902	Valero Energy Corp.	1,242,719
		45,348,723
	Financial — 14.7%
61,742	AerCap Holdings NV*	3,471,753
4,295	American Express Co.	708,460
263,185	American International Group, Inc.	13,253,997
17,106	American Tower Corp. REIT	3,495,440
99,915	Bank of America Corp.	2,857,569
79,577	Bank of New York Mellon Corp. (The)	3,615,979
13,931	Berkshire Hathaway, Inc. Class B*	4,301,475
12,993	Boston Properties, Inc. REIT	703,181
6,329	Capital One Financial Corp.	608,597
41,694	Charles Schwab Corp. (The)	2,183,932
234,811	Citigroup, Inc.	11,010,288

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Financial — continued
34,174	Discover Financial Services	3,377,758
161,044	Equitable Holdings, Inc.	4,088,907
132,900	Equity Residential REIT	7,974,000
12,736	Hartford Financial Services Group, Inc. (The)	887,572
246,491	Host Hotels & Resorts, Inc. REIT	4,064,637
19,220	Howard Hughes Corp. (The)*	1,537,600
41,480	JPMorgan Chase & Co.	5,405,259
23,958	Loews Corp.	1,390,043
49,064	Mastercard, Inc. Class A	17,830,348
129,183	MetLife, Inc.	7,484,863
5,941	Morgan Stanley	521,620
368,175	New York Community Bancorp, Inc.	3,328,302
20,989	Principal Financial Group, Inc.	1,559,902
3,363	Prudential Financial, Inc.	278,255
34,164	Regency Centers Corp. REIT	2,090,154
12,919	Reinsurance Group of America, Inc.	1,715,126
24,227	Simon Property Group, Inc. REIT	2,712,697
128,000	Synchrony Financial	3,722,240
184,100	Truist Financial Corp.	6,277,810
180,900	US Bancorp	6,521,445
82,345	Visa, Inc. Class A	18,565,504
166,643	Wells Fargo & Co.	6,229,115
190,534	Weyerhaeuser Co. REIT	5,740,789
12,396	Willis Towers Watson Plc	2,880,582
		162,395,199
	Industrial — 5.6%
11,907	3M Co.	1,251,545
60,354	Builders FirstSource, Inc.*	5,358,228
39,049	CH Robinson Worldwide, Inc.	3,880,299
42,292	Crown Holdings, Inc.	3,497,971
57,597	Dover Corp.	8,751,288
15,714	FedEx Corp.	3,590,492
44,299	Honeywell International, Inc.	8,466,425
1,665	L3Harris Technologies, Inc.	326,740
828	Lockheed Martin Corp.	391,420
71,503	Masco Corp.	3,555,129
24,287	Northrop Grumman Corp.	11,213,794
86,589	Raytheon Technologies Corp.	8,479,661
6,472	Stanley Black & Decker, Inc.	521,514
79,695	Vontier Corp.	2,178,861
		61,463,367
	Technology — 19.4%
30,348	Accenture Plc Class A	8,673,762
37,234	Adobe, Inc.*	14,348,867
57,058	Advanced Micro Devices, Inc.*	5,592,255
98,930	Apple, Inc.	16,313,557
4,476	ASML Holding NV, ADR NYRS	3,046,858
See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Technology — continued
17,286	Atlassian Corp., Ltd. Class A*	2,958,845
45,740	Autodesk, Inc.*	9,521,238
20,280	Broadcom, Inc.	13,010,431
7,908	Cadence Design Systems, Inc.*	1,661,392
132,455	Cognizant Technology Solutions Corp. Class A	8,070,483
12,204	Crowdstrike Holdings, Inc. Class A*	1,675,121
19,163	Dell Technologies, Inc. Class C	770,544
54,885	DocuSign, Inc. Class A*	3,199,796
9,346	Fair Isaac Corp.*	6,567,341
127,852	Fidelity National Information Services, Inc.	6,946,199
138,066	HP, Inc.	4,052,237
9,453	KLA Corp.	3,773,354
48,709	Micron Technology, Inc.	2,939,101
119,111	Microsoft Corp.	34,339,701
58,227	NVIDIA Corp.	16,173,714
118,696	Oracle Corp.	11,029,232
84,597	salesforce, Inc.*	16,900,789
21,737	Seagate Technology Holdings Plc(a)	1,437,250
26,766	ServiceNow, Inc.*	12,438,696
13,967	Snowflake, Inc. Class A*	2,154,968
31,246	Teradyne, Inc.	3,359,257
7,370	Zebra Technologies Corp. Class A*	2,343,660
		213,298,648
	Utilities — 1.8%
172,996	Edison International	12,211,787
75,151	FirstEnergy Corp.	3,010,549
78,810	NRG Energy, Inc.	2,702,395
49,114	UGI Corp.	1,707,203
		19,631,934
	TOTAL COMMON STOCKS (COST $978,835,420)	1,065,558,896

Par Value ($)	Description	Value ($)
	Short-Term Investment — 0.4%
	Mutual Fund - Securities Lending Collateral — 0.4%
4,247,905	State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.70%(b)(c)	4,247,905
	TOTAL SHORT-TERM INVESTMENT (COST $4,247,905)	4,247,905
	TOTAL INVESTMENTS — 97.1% (Cost $983,083,325)	1,069,806,801
	Other Assets and Liabilities (net) — 2.9%	31,782,395
	NET ASSETS — 100.0%	$1,101,589,196

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund
Schedule of Investments (Continued)
March 31, 2023
Notes to Schedule of Investments:
*	Non-income producing security.
(a)	All or a portion of this security is out on loan.
(b)	The rate disclosed is the 7-day net yield as of March 31, 2023.
(c)	Represents an investment of securities lending cash collateral.
Futures Contracts
Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
74	S&P 500 E-mini Index	Jun 2023	$15,309,675	$680,298
4	S&P Mid 400 E-mini Index	Jun 2023	1,011,880	29,087
				$709,385

Abbreviations
ADR	—	American Depository Receipt
NYRS	—	New York Registry Shares
REIT	—	Real Estate Investment Trust
See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund
Schedule of Investments (Continued)
March 31, 2023

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	96.7
Futures Contracts	0.1
Short-Term Investment	0.4
Other Assets and Liabilities (net)	2.8
100.0%

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2023

Shares	Description	Value ($)
	COMMON STOCKS — 94.0%
	Basic Materials — 2.7%
76,469	ATI, Inc.*	3,017,467
20,992	Axalta Coating Systems, Ltd.*	635,848
42,800	Chemours Co. (The)	1,281,432
17,400	Eastman Chemical Co.	1,467,516
257,761	Element Solutions, Inc.	4,977,365
41,442	FMC Corp.	5,061,311
80,900	Huntsman Corp.	2,213,424
20,900	Ingevity Corp.*	1,494,768
39,900	Koppers Holdings, Inc.	1,395,303
46,900	Mativ Holdings, Inc.	1,006,943
48,900	Mosaic Co. (The)	2,243,532
22,179	Quaker Chemical Corp.	4,390,333
17,400	Reliance Steel & Aluminum Co.	4,467,276
51,621	RPM International, Inc.	4,503,416
39,300	Steel Dynamics, Inc.	4,443,258
18,800	Trinseo Plc	391,980
81,300	Tronox Holdings Plc	1,169,094
		44,160,266
	Communications — 2.6%
47,900	AMC Networks, Inc. Class A*	842,082
8,261	Cable One, Inc.	5,799,222
96,447	Ciena Corp.*	5,065,396
101,067	ePlus, Inc.*	4,956,326
24,310	F5, Inc.*	3,541,724
133,138	Juniper Networks, Inc.	4,582,610
113,737	Liberty Latin America, Ltd. Class A*	945,154
73,256	Liberty Latin America, Ltd. Class C*	605,095
125,300	Lumen Technologies, Inc.*	332,045
14,200	Nexstar Media Group, Inc. Class A	2,451,772
15,380	Nice, Ltd., ADR*(a)	3,520,328
49,510	Okta, Inc.*	4,269,742
9,700	Preformed Line Products Co.	1,241,988
143,434	TripAdvisor, Inc.*	2,848,599
101,724	Yelp, Inc. Class A*	3,122,927
		44,125,010
	Consumer, Cyclical — 17.1%
44,521	Advance Auto Parts, Inc.	5,414,199
42,870	Alaska Air Group, Inc.*	1,798,825
62,800	Allison Transmission Holdings, Inc.	2,841,072
133,400	American Axle & Manufacturing Holdings, Inc.*	1,041,854
288,444	BJ's Wholesale Club Holdings, Inc.*	21,941,935
89,400	Bloomin' Brands, Inc.	2,293,110
58,700	BorgWarner, Inc.	2,882,757
46,895	BRP, Inc.	3,667,189
23,500	Brunswick Corp.	1,927,000
23,556	Burlington Stores, Inc.*	4,760,668
See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Consumer, Cyclical — continued
62,264	Carter's, Inc.(a)	4,478,027
14,054	Casey's General Stores, Inc.	3,042,129
21,085	Cavco Industries, Inc.*	6,699,548
158,860	Cheesecake Factory, Inc. (The)(a)	5,568,043
21,320	Churchill Downs, Inc.	5,480,306
35,067	Columbia Sportswear Co.	3,164,446
4,283	Core & Main, Inc. Class A*	98,937
15,300	Crocs, Inc.*	1,934,532
27,909	Deckers Outdoor Corp.*	12,546,491
13,200	Dick's Sporting Goods, Inc.	1,872,948
45,962	Dorman Products, Inc.*	3,964,682
91,269	Five Below, Inc.*	18,798,676
49,900	Foot Locker, Inc.	1,980,531
23,500	Genesco, Inc.*	866,680
79,654	Gentex Corp.	2,232,702
52,191	Gentherm, Inc.*	3,153,380
33,600	GMS, Inc.*	1,945,104
102,000	Goodyear Tire & Rubber Co. (The)*	1,124,040
11,500	Group 1 Automotive, Inc.	2,603,830
45,000	Harley-Davidson, Inc.	1,708,650
47,600	Haverty Furniture Cos., Inc.	1,518,916
33,000	Hibbett, Inc.	1,946,340
10,800	Johnson Outdoors, Inc. Class A	680,508
47,700	Kohl's Corp.	1,122,858
61,300	La-Z-Boy, Inc.	1,782,604
242,612	Leslie's, Inc.*	2,671,158
41,443	Light & Wonder, Inc.*	2,488,652
38,552	Lithia Motors, Inc. Class A	8,825,709
178,771	LKQ Corp.	10,147,042
65,900	Macy's, Inc.	1,152,591
40,100	Movado Group, Inc.	1,153,677
15,871	MSC Industrial Direct Co., Inc. Class A	1,333,164
18,871	Murphy USA, Inc.	4,869,662
124,201	National Vision Holdings, Inc.*	2,339,947
21,000	Nu Skin Enterprises, Inc. Class A	825,510
39,500	ODP Corp. (The)*	1,776,710
50,491	Planet Fitness, Inc. Class A*	3,921,636
81,227	Polaris, Inc.	8,986,143
23,355	Pool Corp.	7,997,686
43,500	PulteGroup, Inc.	2,535,180
26,500	PVH Corp.	2,362,740
109,000	Qurate Retail, Inc. Series A*	107,670
126,851	Red Rock Resorts, Inc. Class A	5,653,749
10,400	REV Group, Inc.	124,696
57,600	Sally Beauty Holdings, Inc.*	897,408
36,400	ScanSource, Inc.*	1,108,016
26,156	SiteOne Landscape Supply, Inc.*	3,579,972
57,808	Skechers USA, Inc. Class A*	2,747,036
29,584	Sleep Number Corp.*	899,650

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Consumer, Cyclical — continued
19,800	Sonic Automotive, Inc. Class A	1,075,932
154,520	Tapestry, Inc.	6,661,357
114,060	Texas Roadhouse, Inc. Class A	12,325,324
15,000	Thor Industries, Inc.(a)	1,194,600
47,400	Toll Brothers, Inc.	2,845,422
114,289	Topgolf Callaway Brands Corp.*	2,470,928
105,600	Tri Pointe Homes, Inc.*	2,673,792
40,174	UniFirst Corp.	7,079,864
27,700	United Airlines Holdings, Inc.*	1,225,725
107,446	Univar Solutions, Inc.*	3,763,833
14,280	Vail Resorts, Inc.	3,336,950
11,600	Veritiv Corp.	1,567,624
31,758	Visteon Corp.*	4,980,607
38,900	WESCO International, Inc.	6,011,606
21,200	Whirlpool Corp.	2,798,824
11,300	Williams-Sonoma, Inc.	1,374,758
23,200	Winnebago Industries, Inc.	1,338,640
124,923	World Fuel Services Corp.	3,191,783
		283,306,490
	Consumer, Non-cyclical — 22.5%
109,747	Acadia Healthcare Co., Inc.*	7,929,221
157,500	ACCO Brands Corp.	837,900
115,500	Albertsons Cos., Inc. Class A	2,400,090
479,830	Alight, Inc. Class A*	4,419,234
39,490	Apellis Pharmaceuticals, Inc.*(a)	2,604,760
61,538	Ascendis Pharma AS, ADR*	6,598,104
179,070	Avantor, Inc.*	3,785,540
29,467	Avery Dennison Corp.	5,272,530
67,812	Axonics, Inc.*	3,699,823
79,652	Azenta, Inc.*	3,554,072
123,021	Bausch + Lomb Corp.*	2,141,796
22,491	Bio-Rad Laboratories, Inc. Class A*	10,773,639
111,820	Booz Allen Hamilton Holding Corp. Class A	10,364,596
29,187	Bright Horizons Family Solutions, Inc.*	2,247,107
27,900	Bunge, Ltd.	2,665,008
183,723	Catalent, Inc.*	12,072,438
85,500	Conagra Brands, Inc.	3,211,380
43,862	CONMED Corp.	4,555,507
513,147	CoreCivic, Inc.*	4,720,952
5,490	CRA International, Inc.	591,932
29,400	DaVita, Inc.*	2,384,634
43,400	Deluxe Corp.	694,400
73,613	Driven Brands Holdings, Inc.*	2,231,210
341,510	Dun & Bradstreet Holdings, Inc.	4,009,327
22,100	Emergent BioSolutions, Inc.*	228,956
89,849	Envista Holdings Corp.*	3,673,027
95,578	EVERTEC, Inc.	3,225,758
87,600	Exelixis, Inc.*	1,700,316
See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Consumer, Non-cyclical — continued
6,400	FleetCor Technologies, Inc.*	1,349,440
28,356	FTI Consulting, Inc.*	5,596,057
71,624	Globus Medical, Inc. Class A*	4,056,783
24,994	Grand Canyon Education, Inc.*	2,846,817
59,700	H&R Block, Inc.	2,104,425
199,168	Halozyme Therapeutics, Inc.*	7,606,226
40,700	Herbalife Nutrition, Ltd.*	655,270
46,970	Hologic, Inc.*	3,790,479
36,160	ICON Plc, ADR*	7,723,414
6,757	ICU Medical, Inc.*(a)	1,114,635
26,400	Incyte Corp.*	1,907,928
55,808	Ingles Markets, Inc. Class A	4,950,170
39,200	Ingredion, Inc.	3,987,816
6,100	Innoviva, Inc.*	68,625
22,000	Inspire Medical Systems, Inc.*	5,149,540
25,181	Insulet Corp.*	8,031,732
57,048	Integer Holdings Corp.*	4,421,220
82,134	Intra-Cellular Therapies, Inc.*	4,447,556
247,100	Ironwood Pharmaceuticals, Inc. Class A*	2,599,492
77,135	Jazz Pharmaceuticals Plc*	11,287,165
115,621	Krispy Kreme, Inc.(a)	1,797,907
26,989	Lancaster Colony Corp.	5,475,528
62,780	Lantheus Holdings, Inc.*	5,183,117
36,181	LivaNova Plc*	1,576,768
27,500	ManpowerGroup, Inc.	2,269,575
24,130	MarketAxess Holdings, Inc.	9,441,828
12,857	Molina Healthcare, Inc.*	3,439,119
172,213	Molson Coors Beverage Co. Class B	8,899,968
19,608	Morningstar, Inc.	3,981,012
48,826	Natera, Inc.*	2,710,820
92,738	Neurocrine Biosciences, Inc.*	9,386,940
197,859	Paragon 28, Inc.*	3,377,453
86,393	Patterson Cos., Inc.	2,312,741
70,404	Paylocity Holding Corp.*	13,994,907
87,217	Pediatrix Medical Group, Inc.*	1,300,405
67,600	Perdoceo Education Corp.*	907,868
165,147	Performance Food Group Co.*	9,964,970
208,238	Premier, Inc. Class A	6,740,664
25,700	Prestige Consumer Healthcare, Inc.*	1,609,591
44,852	PROG Holdings, Inc.*	1,067,029
36,420	Prometheus Biosciences, Inc.*	3,908,594
71,118	PTC Therapeutics, Inc.*	3,444,956
60,900	Quanex Building Products Corp.	1,311,177
12,100	Quest Diagnostics, Inc.	1,711,908
22,450	Repligen Corp.*	3,779,682
30,240	Ritchie Bros Auctioneers, Inc.	1,702,210
180,628	Rocket Pharmaceuticals, Inc.*	3,094,158
35,280	Sarepta Therapeutics, Inc.*	4,862,642
70,300	Select Medical Holdings Corp.	1,817,255

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Consumer, Non-cyclical — continued
108,760	Simply Good Foods Co. (The)*	4,325,385
41,700	SpartanNash Co.	1,034,160
74,000	Sprouts Farmers Market, Inc.*	2,592,220
76,530	TransUnion	4,755,574
53,100	Triton International, Ltd.	3,356,982
31,800	United Therapeutics Corp.*	7,121,928
19,400	Universal Health Services, Inc. Class B	2,465,740
39,700	Upbound Group, Inc.	973,047
77,466	Vericel Corp.*	2,271,303
52,184	Viad Corp.*	1,087,515
122,700	Viatris, Inc.	1,180,374
54,378	WEX, Inc.*	9,999,570
235,538	WillScot Mobile Mini Holdings Corp.*	11,042,021
118,921	Xencor, Inc.*	3,316,707
		372,881,365
	Energy — 4.2%
98,000	APA Corp.	3,533,880
34,911	California Resources Corp.	1,344,074
268,930	ChampionX Corp.	7,296,071
17,168	Chesapeake Energy Corp.	1,305,455
16,760	Chord Energy Corp	2,255,896
56,120	Diamondback Energy, Inc.	7,585,740
103,064	HF Sinclair Corp.	4,986,236
324,549	Magnolia Oil & Gas Corp. Class A	7,101,132
162,000	Marathon Oil Corp.	3,881,520
127,385	Matador Resources Co.	6,069,895
183,609	NOV, Inc.	3,398,603
208,236	Ovintiv, Inc.	7,513,155
47,300	PDC Energy, Inc.	3,035,714
439,372	Permian Resources Corp. Class A	4,613,406
174,697	ProPetro Holding Corp.*	1,256,071
138,229	SM Energy Co.	3,892,529
10,298	Vitesse Energy, Inc.	195,971
		69,265,348
	Financial — 14.6%
61,839	Agree Realty Corp. REIT	4,242,774
61,500	Ally Financial, Inc.	1,567,635
57,000	American Assets Trust, Inc. REIT	1,059,630
83,234	American Equity Investment Life Holding Co.	3,037,209
14,500	American Financial Group, Inc.	1,761,750
44,750	Annaly Capital Management, Inc. REIT	855,172
128,400	Apple Hospitality REIT, Inc. REIT	1,992,768
107,300	Ares Capital Corp.	1,960,907
80,990	Ares Management Corp. Class A	6,757,806
155,400	Associated Banc-Corp.	2,794,092
114,814	Atlantic Union Bankshares Corp.	4,024,231
91,515	Axis Capital Holdings, Ltd.	4,989,398
See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Financial — continued
57,442	Axos Financial, Inc.*	2,120,759
35,400	Bank of NT Butterfield & Son, Ltd. (The)	955,800
257,200	Braemar Hotels & Resorts, Inc. REIT(a)	992,792
177,700	Brandywine Realty Trust REIT	840,521
80,900	Brixmor Property Group, Inc. REIT	1,740,968
6,897	C&F Financial Corp.	356,644
298,662	Cannae Holdings, Inc.*	6,026,999
65,200	Cathay General Bancorp	2,250,704
99,300	Chimera Investment Corp. REIT(a)	560,052
50,200	Citizens Financial Group, Inc.	1,524,574
154,000	City Office REIT, Inc. REIT	1,062,600
58,560	CNA Financial Corp.	2,285,597
157,800	CNO Financial Group, Inc.	3,501,582
51,500	Comerica, Inc.	2,236,130
27,280	Cullen/Frost Bankers, Inc.	2,873,675
195,449	Easterly Government Properties, Inc. REIT Class A	2,685,469
24,723	EastGroup Properties, Inc. REIT	4,087,206
41,000	EPR Properties REIT	1,562,100
77,200	Equitable Holdings, Inc.	1,960,108
30,300	Essent Group, Ltd.	1,213,515
12,630	Everest Re Group, Ltd.	4,521,793
3,678	F&G Annuities & Life, Inc.	66,645
54,100	Fidelity National Financial, Inc.	1,889,713
35,600	Fifth Third Bancorp	948,384
35,500	Financial Institutions, Inc.	684,440
33,000	First American Financial Corp.	1,836,780
63,802	First Busey Corp.	1,297,733
2,337	First Citizens BancShares, Inc. Class A	2,274,135
105,300	FNB Corp.	1,221,480
209,166	Franklin Street Properties Corp. REIT(a)	328,391
131,708	FS KKR Capital Corp.(a)	2,436,598
912,540	Genworth Financial, Inc. Class A*	4,580,951
129,267	Glacier Bancorp, Inc.	5,430,507
99,100	Global Net Lease, Inc. REIT	1,274,426
44,642	Hamilton Lane, Inc. Class A	3,302,615
38,500	Hancock Whitney Corp.	1,401,400
66,600	Hanmi Financial Corp.	1,236,762
32,800	Heritage Insurance Holdings, Inc.	101,024
138,200	Hope Bancorp, Inc.	1,357,124
86,500	Horizon Bancorp, Inc.	956,690
87,600	Host Hotels & Resorts, Inc. REIT	1,444,524
69,000	Independent Bank Corp.	1,226,130
64,000	Industrial Logistics Properties Trust REIT	196,480
87,500	Jefferies Financial Group, Inc.	2,777,250
159,800	KeyCorp.	2,000,696
35,805	Kinsale Capital Group, Inc.	10,746,871
52,020	Kite Realty Group Trust REIT	1,088,258
37,700	Lincoln National Corp.	847,119
21,093	LPL Financial Holdings, Inc.	4,269,223

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Financial — continued
200,100	Medical Properties Trust, Inc. REIT(a)	1,644,822
176,200	MGIC Investment Corp.	2,364,604
72,024	National Storage Affiliates Trust REIT	3,009,163
139,500	Navient Corp.	2,230,605
221,300	Necessity Retail REIT, Inc. (The) REIT	1,389,764
154,400	New Mountain Finance Corp.	1,879,048
185,497	New York Community Bancorp, Inc.	1,676,893
238,634	Newmark Group, Inc. Class A	1,689,529
108,437	NMI Holdings, Inc. Class A*	2,421,398
74,941	Oaktree Specialty Lending Corp.	1,406,642
55,083	Office Properties Income Trust REIT	677,521
73,500	OFG Bancorp	1,833,090
46,100	Omega Healthcare Investors, Inc. REIT	1,263,601
26,400	OneMain Holdings, Inc.	978,912
209,079	Physicians Realty Trust REIT	3,121,549
122,100	Piedmont Office Realty Trust, Inc. REIT Class A	891,330
77,156	Pinnacle Financial Partners, Inc.	4,255,925
36,568	Piper Sandler Cos.	5,068,690
25,500	Popular, Inc.	1,463,955
184,708	Radian Group, Inc.	4,082,047
156,700	Redwood Trust, Inc. REIT(a)	1,056,158
125,700	Regions Financial Corp.	2,332,992
30,595	Reinsurance Group of America, Inc.	4,061,792
117,600	Sabra Health Care REIT, Inc. REIT	1,352,400
33,500	Sandy Spring Bancorp, Inc.	870,330
59,600	Service Properties Trust REIT	593,616
73,987	StepStone Group, Inc. Class A	1,795,664
40,112	Stifel Financial Corp.	2,370,218
295,739	Summit Hotel Properties, Inc. REIT	2,070,173
79,508	Sun Communities, Inc. REIT	11,201,087
147,000	Tanger Factory Outlet Centers, Inc. REIT	2,885,610
172,600	Uniti Group, Inc. REIT	612,730
72,400	Universal Insurance Holdings, Inc.	1,319,128
77,500	Unum Group	3,065,900
45,100	Victory Capital Holdings, Inc. Class A	1,320,077
126,799	Voya Financial, Inc.	9,061,056
73,600	Western Union Co. (The)	820,640
6,791	White Mountains Insurance Group, Ltd.	9,354,535
37,983	Wintrust Financial Corp.	2,770,860
77,100	Zions Bancorp NA	2,307,603
		242,196,966
	Government — 0.1%
68,600	Banco Latinoamericano de Comercio Exterior SA	1,192,268
	Industrial — 18.2%
16,000	Acuity Brands, Inc.	2,923,680
43,010	Advanced Energy Industries, Inc.	4,214,980
42,800	AGCO Corp.	5,786,560
See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Industrial — continued
396,098	Air Transport Services Group, Inc.*	8,250,721
42,100	Apogee Enterprises, Inc.	1,820,825
23,256	AptarGroup, Inc.	2,748,627
18,100	ArcBest Corp.	1,672,802
97,039	Argan, Inc.	3,927,168
70,829	Armstrong World Industries, Inc.	5,045,858
26,450	Arrow Electronics, Inc.*	3,302,812
174,500	Atkore, Inc.*	24,513,760
29,767	Axon Enterprise, Inc.*	6,693,110
44,700	Berry Global Group, Inc.	2,632,830
21,600	Boise Cascade Co.	1,366,200
66,010	Builders FirstSource, Inc.*	5,860,368
111,585	Cognex Corp.	5,529,037
50,997	Coherent Corp.*(a)	1,941,966
89,422	Columbus McKinnon Corp.	3,322,922
54,883	Comfort Systems USA, Inc.	8,010,723
7,600	Crane Holdings Co.	862,600
39,777	Eagle Materials, Inc.	5,837,275
40,040	Encore Wire Corp.	7,420,613
47,746	Exponent, Inc.	4,759,799
91,372	Federal Signal Corp.	4,953,276
134,600	Flex, Ltd.*	3,097,146
30,549	Forward Air Corp.	3,291,960
215,242	Gates Industrial Corp. Plc*	2,989,711
76,914	Gibraltar Industries, Inc.*	3,730,329
33,500	Greif, Inc. Class A	2,122,895
37,674	HEICO Corp.	6,443,761
148,158	Hexcel Corp.	10,111,783
31,100	Hillenbrand, Inc.	1,478,183
6,400	Huntington Ingalls Industries, Inc.	1,324,928
25,120	IDEX Corp.	5,803,474
109,354	Ingersoll Rand, Inc.	6,362,216
45,238	ITT, Inc.	3,904,039
53,500	Jabil, Inc.	4,716,560
62,733	Lincoln Electric Holdings, Inc.	10,608,150
22,100	Louisiana-Pacific Corp.	1,198,041
24,025	MasTec, Inc.*	2,268,921
145,821	MDU Resources Group, Inc.	4,444,624
20,725	Middleby Corp. (The)*	3,038,492
72,305	Modine Manufacturing Co.*	1,666,630
9,900	Mohawk Industries, Inc.*	992,178
31,900	Moog, Inc. Class A	3,213,925
95,398	Napco Security Technologies, Inc.*	3,585,057
27,549	Nordson Corp.	6,123,041
48,300	O-I Glass, Inc.*	1,096,893
38,200	Owens Corning	3,659,560
66,000	Primoris Services Corp.	1,627,560
119,713	Ranpak Holdings Corp. Class A*	624,902
46,960	RBC Bearings, Inc.*	10,929,001

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Industrial — continued
19,400	Ryder System, Inc.	1,731,256
23,790	Saia, Inc.*	6,472,783
38,000	Sanmina Corp.*	2,317,620
126,773	Schneider National, Inc. Class B	3,391,178
31,600	Silgan Holdings, Inc.	1,695,972
12,200	Snap-on, Inc.	3,012,058
85,360	TD SYNNEX Corp.	8,261,994
12,595	Teledyne Technologies, Inc.*	5,634,499
32,509	Tetra Tech, Inc.	4,775,897
29,300	Textron, Inc.	2,069,459
14,600	Timken Co. (The)	1,193,112
48,380	Toro Co. (The)	5,377,921
55,578	TriMas Corp.	1,548,403
64,448	Trimble, Inc.*	3,378,364
107,400	TTM Technologies, Inc.*	1,448,826
81,767	Universal Logistics Holdings, Inc.	2,383,508
15,053	Valmont Industries, Inc.	4,806,122
120,700	Vishay Intertechnology, Inc.	2,730,234
175,968	Vontier Corp.	4,810,965
58,900	Westrock Co.	1,794,683
		302,687,326
	Technology — 10.4%
177,157	ACI Worldwide, Inc.*	4,779,696
58,284	Allegro MicroSystems, Inc.*	2,797,049
46,600	Alpha & Omega Semiconductor, Ltd.*	1,255,870
23,600	Amdocs, Ltd.	2,266,308
136,400	Amkor Technology, Inc.	3,549,128
79,185	Avid Technology, Inc.*	2,532,336
151,903	Box, Inc. Class A*	4,069,481
36,900	CSG Systems International, Inc.	1,981,530
31,860	CyberArk Software, Ltd.*	4,714,643
16,500	Diodes, Inc.*	1,530,540
30,300	Donnelley Financial Solutions, Inc.*	1,238,058
78,381	DXC Technology Co.*	2,003,418
20,400	Ebix, Inc.	269,076
36,518	Endava Plc, ADR*	2,453,279
58,455	Entegris, Inc.	4,793,895
93,986	Evolent Health, Inc. Class A*	3,049,846
18,134	ExlService Holdings, Inc.*	2,934,625
7,711	Fair Isaac Corp.*	5,418,443
89,500	Genpact, Ltd.	4,136,690
53,538	Globant SA*	8,780,767
28,911	HubSpot, Inc.*	12,395,591
102,256	KBR, Inc.	5,629,193
56,819	Manhattan Associates, Inc.*	8,798,422
15,620	MongoDB, Inc. Class A*	3,641,334
6,812	Monolithic Power Systems, Inc.	3,409,679
200,244	NCR Corp.*	4,723,756
See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Technology — continued
34,493	Nova, Ltd.*(a)	3,603,484
99,623	PagerDuty, Inc.*	3,484,813
59,810	Parsons Corp.*	2,675,899
78,100	Photronics, Inc.*	1,294,898
77,132	Power Integrations, Inc.	6,528,453
77,628	Procore Technologies, Inc.*	4,861,842
208,694	Pure Storage, Inc. Class A*	5,323,784
18,100	Qorvo, Inc.*	1,838,417
57,272	Rapid7, Inc.*	2,629,358
41,400	Seagate Technology Holdings Plc(a)	2,737,368
55,758	Silicon Laboratories, Inc.*	9,762,668
40,330	Skyworks Solutions, Inc.	4,758,133
103,300	SMART Global Holdings, Inc.*	1,780,892
6,667	Synaptics, Inc.*	741,037
115,080	Tenable Holdings, Inc.*	5,467,451
9,282	Tyler Technologies, Inc.*	3,291,768
29,700	Ultra Clean Holdings, Inc.*	984,852
75,410	Verra Mobility Corp. Class A*	1,275,937
75,400	Xerox Holdings Corp.	1,161,160
15,894	Zebra Technologies Corp. Class A*	5,054,292
		172,409,159
	Utilities — 1.6%
44,082	IDACORP, Inc.	4,775,403
24,700	National Fuel Gas Co.	1,426,178
42,459	NorthWestern Corp.	2,456,678
94,200	NRG Energy, Inc.	3,230,118
74,107	Portland General Electric Co.	3,623,091
59,020	Southwest Gas Holdings, Inc.*	3,685,799
345,629	Vistra Corp.	8,295,096
		27,492,363
	TOTAL COMMON STOCKS (COST $1,422,287,153)	1,559,716,561

Par Value ($)	Description	Value ($)
	Short-Term Investment — 0.6%
	Mutual Fund - Securities Lending Collateral — 0.6%
9,382,530	State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.70%(b)(c)	9,382,530
	TOTAL SHORT-TERM INVESTMENT (COST $9,382,530)	9,382,530
	TOTAL INVESTMENTS — 94.6% (Cost $1,431,669,683)	1,569,099,091
	Other Assets and Liabilities (net) — 5.4%	89,731,582
	NET ASSETS — 100.0%	$1,658,830,673

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
March 31, 2023
Notes to Schedule of Investments:
*	Non-income producing security.
(a)	All or a portion of this security is out on loan.
(b)	The rate disclosed is the 7-day net yield as of March 31, 2023.
(c)	Represents an investment of securities lending cash collateral.
Futures Contracts
Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
340	Russell 2000 E-mini Index	Jun 2023	$30,829,500	$468,484
103	S&P Mid 400 E-mini Index	Jun 2023	26,055,910	622,153
				$1,090,637

Abbreviations
ADR	—	American Depository Receipt
REIT	—	Real Estate Investment Trust
See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
March 31, 2023

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	94.0
Futures Contracts	0.1
Short-Term Investment	0.6
Other Assets and Liabilities (net)	5.3
100.0%

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2023

Shares	Description	Value ($)
	COMMON STOCKS — 94.3%
	Australia — 4.3%
316,506	AGL Energy, Ltd.	1,711,815
27,662	Ampol, Ltd.	567,310
13,587	Ansell, Ltd.	242,036
256,300	ANZ Group Holdings Ltd.	3,955,783
36,960	Aristocrat Leisure, Ltd.	926,003
3,227,001	Aurizon Holdings, Ltd.	7,279,075
681,000	Bank of Queensland, Ltd.(a)	2,972,112
2,331,500	Beach Energy, Ltd.	2,211,873
180,500	BHP Group, Ltd.	5,736,209
464,742	BlueScope Steel, Ltd.	6,309,592
192,844	Brambles, Ltd.	1,739,347
890,143	Coles Group, Ltd.	10,753,477
225,700	Elders, Ltd.	1,308,692
194,900	Fortescue Metals Group, Ltd.	2,936,586
2,637,987	Glencore Plc	15,209,046
1,558,600	Harvey Norman Holdings, Ltd.(a)	3,752,020
1,256,900	Helia Group, Ltd.	2,415,324
731,800	Inghams Group, Ltd.	1,536,563
7,700	JB Hi-Fi, Ltd.	219,021
1,489,800	Metcash, Ltd.(a)	3,856,250
1,454,500	Mirvac Group REIT	2,044,489
72,922	Origin Energy, Ltd.	404,861
1,100,031	Orora, Ltd.	2,531,720
810,700	Perenti, Ltd.*	660,163
91,147	Qantas Airways, Ltd.*	405,704
90,636	Rio Tinto Plc	6,157,060
236,881	Rio Tinto Plc, ADR	16,250,037
235,420	Rio Tinto, Ltd.	18,992,264
1,086,423	South32, Ltd.	3,228,532
1,011,400	Stockland REIT	2,714,795
532,282	Super Retail Group, Ltd.	4,494,511
509,094	Treasury Wine Estates, Ltd.	4,474,650
56,133	Viva Energy Group, Ltd. 144A	113,931
222,222	Whitehaven Coal, Ltd.	1,002,578
653,364	Woodside Energy Group, Ltd.(a)	14,750,367
151,213	Woolworths Group, Ltd.	3,842,254
321,683	Yancoal Australia, Ltd.(a)	1,253,165
		158,959,215
	Austria — 0.4%
119,931	ams-OSRAM AG*	938,446
5,427	BAWAG Group AG* 144A	264,362
20,339	Erste Group Bank AG	673,954
145,742	OMV AG	6,686,796
9,905	Raiffeisen Bank International AG*	152,443
206,511	Wienerberger AG	5,999,999
		14,716,000
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Belgium — 0.7%
66,300	Ageas SA	2,871,290
177,164	Anheuser-Busch InBev SA	11,834,854
79,250	Anheuser-Busch InBev SA, ADR	5,288,352
21,907	Proximus SADP	212,238
34,200	Solvay SA*	3,924,107
		24,130,841
	Brazil — 1.0%
1,219,100	Petroleo Brasileiro SA	6,369,303
242,278	Petroleo Brasileiro SA, ADR	2,526,959
685,685	Petroleo Brasileiro SA, Preferred ADR	6,363,157
430,900	Vale SA	6,823,522
143,750	Wheaton Precious Metals Corp.	6,913,723
217,206	Yara International ASA	9,453,724
		38,450,388
	Canada — 2.1%
133,196	Agnico Eagle Mines, Ltd.	6,781,102
273,190	Canadian Pacific Railway, Ltd.(a)	21,007,783
20,100	Canadian Tire Corp., Ltd. Class A	2,619,453
305,200	Crescent Point Energy Corp.	2,151,408
181,896	Franco-Nevada Corp.(a)	26,495,111
321,768	GFL Environmental, Inc.	11,081,690
30,500	Loblaw Cos., Ltd.	2,775,841
103,100	Suncor Energy, Inc.	3,196,569
		76,108,957
	China — 1.1%
1,919,500	3SBio, Inc.	1,909,345
1,310,000	Bank of China, Ltd. Class H	501,428
15,892,000	China Construction Bank Corp. Class H	10,279,726
1,310,000	China Medical System Holdings, Ltd.	2,075,512
3,542,000	China Resources Cement Holdings, Ltd.	1,746,099
815,000	Hengan International Group Co., Ltd.	3,765,976
4,087,000	Industrial & Commercial Bank of China, Ltd. Class H	2,175,858
370,500	Kingboard Holdings, Ltd.	1,140,626
1,940,000	Lee & Man Paper Manufacturing, Ltd.	773,353
1,334,500	Li Ning Co., Ltd.	10,518,700
628,600	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	1,170,209
327,000	SITC International Holdings Co., Ltd.	702,776
1,088,000	Xinyi Glass Holdings, Ltd.	1,945,904
3,951,600	Yangzijiang Shipbuilding Holdings, Ltd.	3,583,005
		42,288,517
	Denmark — 2.0%
387	AP Moller - Maersk AS Class A	686,501
2,065	AP Moller - Maersk AS Class B	3,749,227
1,487	D/S Norden AS	100,042
181,400	Danske Bank AS*	3,655,168
71,900	DFDS AS	2,913,651

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Denmark — continued
51,760	Jyske Bank AS*	3,637,801
290,014	Novo Nordisk AS Class B	46,108,991
115,327	Novozymes AS Class B	5,918,431
47,900	Pandora AS	4,599,041
68,633	Sydbank AS	3,099,299
		74,468,152
	Finland — 0.8%
1,500	Konecranes OYJ	50,259
1,658,619	Nokia OYJ	8,169,418
349,153	Nordea Bank Abp	3,737,255
892,833	Nordea Bank Abp (Stockholm Exchange)(a)	9,537,426
97,800	TietoEVRY OYJ	3,074,726
108,800	Valmet OYJ(a)	3,538,237
		28,107,321
	France — 10.1%
91,933	Air Liquide SA	15,429,173
108,685	Airbus SE	14,586,305
32,000	Arkema SA	3,170,833
146,709	AXA SA	4,493,962
302,889	BNP Paribas SA	18,148,284
158,600	Bouygues SA(a)	5,358,830
610,990	Bureau Veritas SA	17,588,007
117,882	Capgemini SE	21,966,197
475,873	Carrefour SA	9,637,455
98,400	Cie de Saint-Gobain	5,612,744
331,552	Cie Generale des Etablissements Michelin SCA	10,166,324
456,200	Credit Agricole SA(a)	5,166,672
234,592	Dassault Systemes SE	9,706,059
506,456	Engie SA	8,023,851
132,333	EssilorLuxottica SA	23,932,552
52,300	Ipsen SA	5,775,047
68,700	IPSOS	4,264,403
225,621	Legrand SA	20,674,511
23,350	L'Oreal SA	10,465,619
32,732	LVMH Moet Hennessy Louis Vuitton SE	30,051,433
125,400	Metropole Television SA(a)	2,038,699
36,500	Nexity SA	920,094
1,822,824	Orange SA	21,698,048
121,272	Pernod Ricard SA	27,527,192
35,500	Quadient SA	649,194
220,900	Rexel SA*	5,289,649
44,300	Societe BIC SA	2,798,535
309,094	Societe Generale SA	6,989,641
18,000	Sopra Steria Group SACA	3,793,266
219,200	Television Francaise 1	1,938,042
910,412	TotalEnergies SE(a)	53,813,406
		371,674,027
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Georgia — 0.0%
45,361	Bank of Georgia Group Plc	1,541,623
	Germany — 8.5%
36,571	adidas AG	6,468,630
20,800	Allianz SE	4,810,148
41,700	Aurubis AG	3,855,166
458,677	Bayer AG	29,268,438
76,447	Beiersdorf AG	9,963,185
284,258	BMW AG	31,179,869
1,327	Brenntag SE	99,799
6,807	Continental AG	509,679
82,700	Covestro AG	3,426,694
97,796	Daimler Truck Holding AG*	3,308,793
94,727	Deutsche Boerse AG	18,469,058
355,244	Deutsche Lufthansa AG*	3,959,686
171,100	Deutsche Pfandbriefbank AG	1,484,802
334,651	Deutsche Post AG	15,659,741
857,862	Deutsche Telekom AG	20,815,552
3,323	Duerr AG	119,286
388,483	E.ON SE	4,854,555
265,929	Evonik Industries AG	5,593,144
23,299	Fresenius Medical Care AG & Co. KGaA	989,851
349,710	Fresenius SE & Co. KGaA	9,443,957
172,114	GEA Group AG	7,846,053
12,304	HeidelbergCement AG	899,072
29,462	Henkel AG & Co. KGaA	2,146,299
3,553	HUGO BOSS AG	255,248
486,630	Infineon Technologies AG	19,926,562
74,449	Knorr-Bremse AG	4,958,057
47,128	LEG Immobilien SE	2,585,099
440,492	Mercedes-Benz Group AG	33,898,461
3,670	MTU Aero Engines AG	919,415
6,300	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,207,331
202,205	Puma SE	12,493,185
12,760	Rheinmetall AG	3,797,375
103,209	RWE AG	4,444,796
177,300	SAP SE	22,343,948
27,377	Siltronic AG	1,998,839
68,645	Symrise AG Class A	7,470,774
197,364	TAG Immobilien AG	1,367,528
42,000	Talanx AG*	1,946,849
106,800	United Internet AG	1,841,868
203,903	Vonovia SE	3,841,379
60,177	Zalando SE*	2,522,885
		313,991,056
	Hong Kong — 0.7%
1,576,200	AIA Group, Ltd.	16,561,628
15,600	ASMPT, Ltd.	154,418

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Hong Kong — continued
213,000	Pacific Basin Shipping, Ltd.	82,691
9,510,000	Tongda Group Holdings, Ltd.*	139,974
1,834,000	United Laboratories International Holdings, Ltd. (The)	1,271,597
9,635,000	WH Group, Ltd. 144A	5,726,695
		23,937,003
	Hungary — 0.1%
384,700	MOL Hungarian Oil & Gas Plc	2,817,516
95,800	Richter Gedeon Nyrt	2,004,383
		4,821,899
	India — 0.4%
691,960	HDFC Bank, Ltd.	13,599,300
1,172,100	Redington, Ltd.	2,391,289
		15,990,589
	Indonesia — 0.0%
7,888,300	Golden Agri-Resources, Ltd.	1,694,725
	Ireland — 1.1%
3,020,080	AIB Group Plc(a)	12,322,752
1,155,221	Bank of Ireland Group Plc	11,710,870
170,676	CRH Plc	8,641,162
81,630	Ryanair Holdings Plc, ADR*	7,696,893
		40,371,677
	Israel — 0.4%
209,233	Bank Hapoalim BM	1,740,155
316,972	Bank Leumi Le-Israel BM	2,394,129
126,656	Bezeq The Israeli Telecommunication Corp., Ltd.	172,447
23,882	Check Point Software Technologies, Ltd.*	3,104,660
42,386	ICL Group, Ltd.	286,366
233	Israel Corp., Ltd. (The)	76,699
249,942	Israel Discount Bank, Ltd. Class A	1,227,892
47,772	Mizrahi Tefahot Bank, Ltd.	1,497,182
13,316	Nice, Ltd., ADR*	3,047,899
210,300	Teva Pharmaceutical Industries, Ltd.*	1,864,299
4,557	ZIM Integrated Shipping Services, Ltd.	107,454
		15,519,182
	Italy — 2.4%
3,024,100	A2A SpA(a)	4,841,299
88,540	Assicurazioni Generali SpA	1,770,630
64,593	Azimut Holding SpA(a)	1,386,358
121,310	Banca Mediolanum SpA	1,103,752
27,085	Banca Popolare di Sondrio SpA	115,432
92,178	Banco BPM SpA	361,845
135,072	Coca-Cola HBC AG*	3,703,448
1,662,873	Eni SpA	23,335,066
7,282	Eni SpA, ADR	203,896
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Italy — continued
56,230	Ferrari NV	15,256,643
135,241	Iveco Group NV*	1,284,814
989,706	Leonardo SpA	11,648,676
340,700	Mediobanca Banca di Credito Finanziario SpA	3,436,884
262,370	Poste Italiane SpA 144A	2,690,305
574,748	UniCredit SpA	10,905,580
729,363	Unipol Gruppo SpA	3,758,435
1,274,300	UnipolSai Assicurazioni SpA(a)	3,227,287
		89,030,350
	Japan — 19.5%
25,300	ADEKA Corp.(a)	431,637
20,800	Advantest Corp.(a)	1,922,572
300	Aeon Co., Ltd.(a)	5,802
2,500	AEON REIT Investment Corp. REIT	2,729,755
247,000	AGC, Inc.	9,185,323
37,100	Air Water, Inc.	464,611
4,900	Aisin Corp.(a)	134,719
11,000	Ajinomoto Co., Inc.	381,892
68,400	Alpen Co., Ltd.(a)	1,026,687
12,900	Alps Alpine Co., Ltd.(a)	123,773
133,800	Amada Co., Ltd.	1,251,965
122,700	Amano Corp.	2,311,019
106,600	Asahi Group Holdings, Ltd.	3,959,325
85,400	ASKA Pharmaceutical Holdings Co., Ltd.(a)	765,744
343,400	Astellas Pharma, Inc.	4,873,094
331,700	BayCurrent Consulting, Inc.	13,730,633
184,900	Brother Industries, Ltd.	2,782,417
272,200	Canon, Inc.	6,091,519
13,500	Canon, Inc., ADR	300,375
820,194	Chiba Bank, Ltd. (The)(a)	5,283,874
397,100	Chubu Electric Power Co., Inc.	4,180,889
28,700	Chudenko Corp.(a)	461,515
4,700	Cosmo Energy Holdings Co., Ltd.	152,205
261,600	Credit Saison Co., Ltd.(a)	3,320,530
545,600	Daicel Corp.	4,106,147
354,500	Dai-ichi Life Holdings, Inc.(a)	6,498,074
118,900	Daiwa House Industry Co., Ltd.	2,794,280
50,100	DIC Corp.	899,807
63,300	Disco Corp.	7,347,302
52,800	Eagle Industry Co., Ltd.	473,439
275,800	EDION Corp.(a)	2,658,140
99,200	Electric Power Development Co., Ltd.	1,591,687
1,251,100	ENEOS Holdings, Inc.	4,377,862
16,200	Enplas Corp.	597,833
121,100	Ezaki Glico Co., Ltd.	3,039,777
59,000	Fast Retailing Co., Ltd.	12,869,301
98,300	FUJIFILM Holdings Corp.	4,981,719
48,700	Fujikura, Ltd.	344,850

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Japan — continued
20,200	Fujitsu, Ltd.	2,723,872
195,000	Fukuoka Financial Group, Inc.	3,743,412
87,100	Furukawa Co., Ltd.(a)	839,139
28,700	Futaba Industrial Co., Ltd.(a)	92,318
407,694	Hachijuni Bank, Ltd. (The)	1,767,928
326,100	Hazama Ando Corp.(a)	2,103,885
89,700	Hirose Electric Co., Ltd.	11,709,089
73,300	Hitachi, Ltd.	4,019,546
132,800	Hokkaido Electric Power Co., Inc.*	486,298
1,171,400	Honda Motor Co., Ltd.(a)	31,086,354
26,620	Honda Motor Co., Ltd., ADR	705,164
57,700	Horiba, Ltd.	3,451,701
41,200	Hoya Corp.	4,545,244
69,900	Ichinen Holdings Co., Ltd.(a)	666,223
12,800	Idemitsu Kosan Co., Ltd.(a)	279,260
477,000	Inpex Corp.	5,063,293
256,000	Isuzu Motors, Ltd.	3,056,719
61,200	Ito En, Ltd.(a)	1,999,534
169,300	ITOCHU Corp.(a)	5,499,865
56,900	Jaccs Co., Ltd.	1,886,092
90,800	Japan Airlines Co., Ltd.	1,766,311
153,300	Japan Aviation Electronics Industry, Ltd.(a)	2,661,554
108,700	Japan Petroleum Exploration Co., Ltd.(a)	3,653,818
587,900	Japan Post Holdings Co., Ltd.	4,772,302
267,800	Japan Post Insurance Co., Ltd.	4,171,076
101,200	Japan Tobacco, Inc.	2,130,937
3,100	JTEKT Corp.	23,914
12,500	Kaken Pharmaceutical Co., Ltd.	348,013
106,500	Kamigumi Co., Ltd.	2,230,436
278,400	Kandenko Co., Ltd.	1,958,840
70,000	Kaneka Corp.	1,824,012
282,500	Kanematsu Corp.(a)	3,497,777
46,200	Kansai Electric Power Co., Inc. (The)	448,995
195,500	Kansai Paint Co., Ltd.	2,638,590
129,700	Kao Corp.	5,052,388
20,100	Kato Sangyo Co., Ltd.	532,323
411,300	Kawasaki Heavy Industries, Ltd.(a)	8,978,388
272,500	Kawasaki Kisen Kaisha, Ltd.(a)	6,223,259
142,200	KDDI Corp.	4,380,959
40,500	Keyence Corp.	19,808,801
337,900	Kirin Holdings Co., Ltd.	5,334,772
15,500	Kissei Pharmaceutical Co., Ltd.(a)	308,604
19,300	Kobayashi Pharmaceutical Co., Ltd.	1,176,225
267,600	Kobe Steel, Ltd.	2,129,983
76,200	Kohnan Shoji Co., Ltd.(a)	1,861,801
31,200	Konica Minolta, Inc.(a)	133,888
18,586	Kose Corp.	2,202,331
343,600	K's Holdings Corp.(a)	3,009,983
8,800	Kubota Corp.	132,987
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Japan — continued
147,700	Kuraray Co., Ltd.	1,355,343
35,700	KYB Corp.	1,083,832
152,100	Kyocera Corp.	7,915,612
276,000	Lion Corp.(a)	2,973,853
513,700	Marubeni Corp.	6,966,471
63,400	Maxell, Ltd.	735,743
35,000	Mazda Motor Corp.	325,084
1,098,700	Mebuki Financial Group, Inc.	2,687,379
23,000	MEIJI Holdings Co., Ltd.(a)	545,681
513,900	Mitsubishi Chemical Group Corp.	3,050,474
34,300	Mitsubishi Corp.	1,230,240
501,600	Mitsubishi Electric Corp.	5,976,653
196,500	Mitsubishi Gas Chemical Co., Inc.	2,911,949
682,200	Mitsubishi HC Capital, Inc.	3,517,585
253,200	Mitsubishi Heavy Industries, Ltd.	9,314,199
28,100	Mitsubishi Materials Corp.(a)	457,302
38,500	Mitsubishi Motors Corp.*(a)	151,833
1,183,300	Mitsubishi UFJ Financial Group, Inc.	7,574,324
264,500	Mitsui & Co., Ltd.	8,223,619
92,400	Mitsui Chemicals, Inc.(a)	2,380,195
505,500	Mitsui OSK Lines, Ltd.(a)	12,619,793
27,800	Mixi, Inc.	557,594
613,900	Mizuho Financial Group, Inc.	8,685,729
91,200	Mizuho Leasing Co., Ltd.(a)	2,413,357
31,500	Mochida Pharmaceutical Co., Ltd.(a)	793,248
618,100	MonotaRO Co., Ltd.	7,752,152
131,000	MS&AD Insurance Group Holdings, Inc.	4,058,293
73,000	Murata Manufacturing Co., Ltd.	4,447,111
16,100	Nachi-Fujikoshi Corp.	479,733
5,800	Nagase & Co., Ltd.(a)	89,114
118,100	NEC Corp.	4,548,914
111,900	NGK Insulators, Ltd.(a)	1,477,864
20,600	NGK Spark Plug Co., Ltd.(a)	425,020
11,800	NHK Spring Co., Ltd.	84,531
45,200	Nikon Corp.(a)	462,166
219,400	Nippon Electric Glass Co., Ltd.	4,218,394
12,400	NIPPON EXPRESS HOLDINGS, Inc.	745,513
49,200	Nippon Gas Co., Ltd.	713,343
42,300	Nippon Sanso Holdings Corp.(a)	761,742
126,900	Nippon Soda Co., Ltd.	4,415,067
324,100	Nippon Steel Corp.	7,630,841
347,400	Nippon Telegraph & Telephone Corp.	10,351,410
216,900	Nippon Yusen KK(a)	5,056,364
130,700	Nishio Rent All Co., Ltd.(a)	3,055,218
144,100	Nissan Motor Co., Ltd.(a)	546,922
4,800	Nissin Foods Holdings Co., Ltd.	437,967
42,300	Nitto Denko Corp.	2,727,156
1,934,900	Nomura Holdings, Inc.	7,451,630
294,600	Nomura Research Institute, Ltd.	6,834,474

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Japan — continued
611,141	North Pacific Bank, Ltd.	1,283,095
4,600	NS Solutions Corp.	122,746
61,800	NSK, Ltd.(a)	352,707
22,000	NTT Data Corp.	288,659
430,000	Obayashi Corp.	3,283,967
5,700	Obic Co., Ltd.	899,091
238,300	Ono Pharmaceutical Co., Ltd.	4,959,755
594,400	ORIX Corp.	9,779,999
169,800	Osaka Gas Co., Ltd.	2,785,295
72,000	Otsuka Holdings Co., Ltd.	2,290,111
30,200	Prima Meat Packers, Ltd.(a)	500,569
73,300	Renesas Electronics Corp.*	1,061,700
209,500	Rengo Co., Ltd.(a)	1,355,322
2,740,200	Resona Holdings, Inc.	13,214,838
160,500	Ricoh Co., Ltd.	1,201,159
35,700	Rohm Co., Ltd.	2,966,614
632,600	Rohto Pharmaceutical Co., Ltd.	13,193,232
1,500	Sanken Electric Co., Ltd.	120,099
115,700	Sanki Engineering Co., Ltd.(a)	1,276,252
2,500	Sankyo Co., Ltd.	104,123
53,700	Sankyu, Inc.	1,988,351
145,900	Santen Pharmaceutical Co., Ltd.(a)	1,242,000
8,400	Sanyo Chemical Industries, Ltd.	270,484
40,100	Sawai Group Holdings Co., Ltd.	1,101,676
2,500	SCREEN Holdings Co., Ltd.(a)	220,958
165,600	Seiko Epson Corp.(a)	2,350,720
145,900	Seino Holdings Co., Ltd.	1,605,191
100,900	Sekisui Chemical Co., Ltd.	1,427,946
14,400	Sekisui House, Ltd.	292,738
45,900	Seven & i Holdings Co., Ltd.	2,065,643
407,400	Shimadzu Corp.	12,749,442
335,000	Shin-Etsu Chemical Co., Ltd.	10,839,859
378,600	SKY Perfect JSAT Holdings, Inc.	1,476,007
21,900	SMC Corp.	11,583,828
345,840	Sojitz Corp.(a)	7,212,211
109,400	Sompo Holdings, Inc.	4,331,577
145,000	Subaru Corp.	2,315,428
1,016,300	SUMCO Corp.	15,251,147
19,600	Sumitomo Bakelite Co., Ltd.	764,480
93,000	Sumitomo Chemical Co., Ltd.(a)	312,089
137,200	Sumitomo Corp.	2,424,242
81,000	Sumitomo Electric Industries, Ltd.	1,038,248
217,100	Sumitomo Forestry Co., Ltd.	4,285,222
175,500	Sumitomo Heavy Industries, Ltd.	4,293,720
182,300	Sumitomo Mitsui Financial Group, Inc.(a)	7,292,472
158,100	Sumitomo Mitsui Trust Holdings, Inc.	5,403,463
330,400	Sumitomo Rubber Industries, Ltd.	2,983,931
26,200	Sumitomo Seika Chemicals Co., Ltd.	856,073
10,400	Suntory Beverage & Food, Ltd.	386,670
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Japan — continued
4,200	Suzuken Co. Ltd.	105,825
41,300	Taiheiyo Cement Corp.(a)	774,167
14,000	Takara Standard Co., Ltd.	155,046
231,900	Takeda Pharmaceutical Co., Ltd.	7,598,875
148,911	Takeda Pharmaceutical Co., Ltd., ADR	2,454,053
440,100	Teijin, Ltd.	4,633,910
31,000	Terumo Corp.	834,910
8,600	Toagosei Co., Ltd.	79,912
71,000	Tokio Marine Holdings, Inc.	1,365,725
195,800	Tokuyama Corp.(a)	3,110,972
425,400	Tokyo Electric Power Co. Holdings, Inc.*	1,514,666
53,700	Tokyo Electron, Ltd.	6,550,458
308,400	Tokyo Gas Co., Ltd.	5,793,561
12,100	Tokyo Ohka Kogyo Co., Ltd.	703,170
85,000	Tokyo Seimitsu Co., Ltd.	3,288,237
34,300	TOPPAN, Inc.	689,329
113,400	Toray Industries, Inc.	646,779
51,500	Tosoh Corp.	698,081
54,000	Towa Pharmaceutical Co., Ltd.(a)	770,951
54,200	Toyo Ink SC Holdings Co., Ltd.	839,591
8,100	Toyo Seikan Group Holdings, Ltd.(a)	111,559
234,000	Toyo Suisan Kaisha, Ltd.	9,788,640
11,600	Toyo Tanso Co., Ltd.	359,895
13,000	Toyota Tsusho Corp.	552,798
40,400	Trend Micro, Inc.	1,976,008
251,500	TS Tech Co., Ltd.	3,186,939
16,600	Tsubakimoto Chain Co.	403,087
15,500	UACJ Corp.(a)	308,662
126,300	UBE Corp.	1,956,145
143,200	Ushio, Inc.(a)	1,803,049
25,700	Valor Holdings Co., Ltd.	373,122
26,900	Warabeya Nichiyo Holdings Co., Ltd.	366,595
4,200	Yakult Honsha Co., Ltd.	304,616
233,500	Yamaha Motor Co., Ltd.	6,104,197
36,200	Yamaichi Electronics Co., Ltd.(a)	538,057
267,000	Yokogawa Electric Corp.	4,335,697
199,400	Yokohama Rubber Co., Ltd. (The)	4,209,829
		719,480,589
	Luxembourg — 0.2%
213,015	ArcelorMittal SA	6,470,997
	Malaysia — 0.1%
1,152,700	Tenaga Nasional Bhd	2,411,781
	Malta — 0.0%
14,746	Kindred Group Plc, SDR	165,020

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Netherlands — 5.6%
287,500	ABN AMRO Bank NV CVA, GDR	4,574,845
8,329	Adyen NV*	13,230,347
666,700	Aegon NV	2,870,346
8,523	ASM International NV	3,467,348
52,397	ASML Holding NV	35,866,979
10,298	ASML Holding NV, ADR NYRS	7,009,952
76,928	ASR Nederland NV	3,072,123
94,774	Euronext NV	7,270,100
9,331	Heineken Holding NV	858,663
3,003	Heineken NV	323,869
338,300	ING Groep NV	4,032,017
318,100	Koninklijke Ahold Delhaize NV	10,900,315
112,378	Koninklijke DSM NV	13,306,128
116,900	Koninklijke Philips NV	2,137,948
318,729	NN Group NV	11,585,068
67,254	Randstad NV(a)	3,999,755
1,118,642	Shell Plc	32,107,111
598,901	Shell Plc (Amsterdam Exchange)	17,247,454
690,600	Universal Music Group NV(a)	17,489,082
118,951	Wolters Kluwer NV	15,037,298
		206,386,748
	Norway — 0.3%
100,400	Austevoll Seafood ASA	899,882
172,500	DNB Bank ASA	3,093,207
113,576	Equinor ASA	3,228,991
29,191	Equinor ASA, ADR	829,900
85,044	Norsk Hydro ASA	635,770
377,400	Orkla ASA	2,679,994
		11,367,744
	Philippines — 0.0%
1,347,180	Vista Land & Lifescapes, Inc.	42,435
	Portugal — 0.1%
290,426	Banco Comercial Portugues SA Class R	64,544
301,480	Galp Energia SGPS SA	3,426,712
16,514	Jeronimo Martins SGPS SA	387,965
907,300	Sonae SGPS SA	991,914
		4,871,135
	Russia — 0.0%
3,792,080	Gazprom PJSC(b)(c)(d)	113,226
113,778	LUKOIL PJSC(b)(c)(d)	72,923
8,430	MMC Norilsk Nickel PJSC(b)(c)(d)	21,699
18,119	Novatek PJSC(b)(c)(d)	2,868
169,349	Rosneft Oil Co. PJSC(b)(c)(d)	6,539
1,092,670	Sberbank of Russia PJSC*(b)(c)(d)	18,281
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Russia — continued
296,674	Tatneft PJSC(b)(c)(d)	14,051
		249,587
	Singapore — 0.3%
390,100	Genting Singapore, Ltd.	329,168
41,749	STMicroelectronics NV	2,237,426
40,618	STMicroelectronics NV (New York Stock Exchange)	2,176,243
259,300	United Overseas Bank, Ltd.	5,823,785
112,800	Venture Corp., Ltd.	1,503,947
		12,070,569
	South Africa — 0.4%
17,400	Anglo American Platinum, Ltd.(a)	938,338
379,068	Anglo American Plc	12,575,196
1,003,000	Old Mutual, Ltd.	657,936
52,305	Tiger Brands, Ltd.(a)	590,908
		14,762,378
	South Korea — 1.3%
101,210	Doosan Bobcat, Inc.	3,417,161
1,496	Hyundai Mobis Co., Ltd.	249,554
17,844	Hyundai Motor Co.	2,546,129
143,403	Kia Corp.	8,982,157
580,628	Samsung Electronics Co., Ltd.	28,792,363
72,400	SK Telecom Co., Ltd.	2,691,802
		46,679,166
	Spain — 2.5%
157,358	Amadeus IT Group SA*	10,555,111
384,863	Banco Bilbao Vizcaya Argentaria SA(a)	2,754,496
48,347	Banco Bilbao Vizcaya Argentaria SA, ADR	340,846
136,289	Banco de Sabadell SA(a)	146,792
4,105,191	Banco Santander SA	15,320,176
102,501	Banco Santander SA, ADR	378,229
2,949,125	CaixaBank SA	11,502,000
349,727	Cellnex Telecom SA	13,637,878
1,328,664	Iberdrola SA*	16,579,950
20,191	Let's GOWEX SA*(b)(c)	—
1,599,120	Mapfre SA*	3,231,774
481,400	Mediaset Espana Comunicacion SA*(a)	1,574,814
885,118	Repsol SA	13,649,432
599,123	Telefonica SA	2,589,978
		92,261,476
	Sweden — 2.2%
13,641	Betsson AB Class B *	129,808
129,900	Boliden AB	5,113,747
417,463	Electrolux AB Class B (a)	5,070,694
360,112	Epiroc AB Class A	7,157,015
360,584	Essity AB Class B (a)	10,320,911

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Sweden — continued
537,896	H & M Hennes & Mauritz AB Class B (a)	7,687,475
869,534	Hexagon AB Class B	10,015,097
168,600	Husqvarna AB Class B	1,466,361
490,442	Securitas AB Class B (a)	4,376,851
370,500	SKF AB Class B	7,317,705
305,697	Svenska Cellulosa AB SCA Class B (a)	4,023,917
242,800	Swedbank AB Class A (a)	3,988,324
2,292,411	Telia Co. AB(a)	5,830,428
390,400	Volvo AB Class B (a)	8,059,747
		80,558,080
	Switzerland — 5.8%
25,195	ABB, Ltd.	865,313
41,871	ABB, Ltd., ADR	1,436,175
76,200	Adecco Group AG	2,777,679
87,919	Alcon, Inc.	6,247,531
966	Baloise Holding AG	150,963
5,435	Bucher Industries AG	2,545,020
257	Chocoladefabriken Lindt & Spruengli AG	3,045,191
33,072	Cie Financiere Richemont SA Class A	5,309,595
358,000	Credit Suisse Group AG(a)	323,051
10,698	Geberit AG	5,991,651
2,482	Givaudan SA	8,100,221
25,000	Helvetia Holding AG	3,494,143
199,277	Julius Baer Group, Ltd.	13,665,282
34,545	Lonza Group AG	20,809,454
618,403	Novartis AG	56,859,415
46,809	Schindler Holding AG	10,370,486
4,377	SGS SA	9,630,987
55,583	Sika AG	15,625,286
29,133	Swatch Group AG (The)	10,032,497
25,598	Swatch Group AG (The) (SIX Swiss Exchange)	1,624,397
10,618	Swiss Life Holding AG	6,557,378
1,294,919	UBS Group AG	27,385,615
		212,847,330
	Taiwan — 1.1%
1,758,000	ASE Technology Holding Co., Ltd.	6,505,506
1,513,000	Chipbond Technology Corp.	3,452,447
1,714,000	Compeq Manufacturing Co., Ltd.	2,621,436
1,210,650	Fubon Financial Holding Co., Ltd.	2,258,878
64,000	Grape King Bio, Ltd.	379,212
780,000	Hon Hai Precision Industry Co., Ltd.	2,675,696
95,000	MediaTek, Inc.	2,479,838
201,000	Novatek Microelectronics Corp.	2,860,039
157,259	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	14,628,232
2,199,000	United Microelectronics Corp.*	3,856,909
		41,718,193
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Thailand — 0.0%
10,006,800	Quality Houses PCL Class F	696,482
	Turkey — 0.6%
1,021,683	Aselsan Elektronik Sanayi Ve Ticaret AS	2,751,881
663,400	BIM Birlesik Magazalar AS	5,124,658
280,700	Coca-Cola Icecek AS	2,969,444
26,070	Dogan Sirketler Grubu Holding AS	12,625
8,449	Dogus Otomotiv Servis ve Ticaret AS	53,637
745,634	Enerjisa Enerji AS 144A	1,059,808
853,737	Enka Insaat ve Sanayi AS	1,297,681
161,943	Haci Omer Sabanci Holding AS	332,559
58,696	Migros Ticaret AS*	510,654
16,550	Tofas Turk Otomobil Fabrikasi AS	160,424
564,485	Turk Hava Yollari AO*	3,471,293
971,903	Turk Telekomunikasyon AS	839,119
468,860	Turkiye Garanti Bankasi AS	677,447
211,559	Turkiye Is Bankasi AS Class C	142,201
476,525	Turkiye Sise ve Cam Fabrikalari AS	1,046,336
		20,449,767
	United Kingdom — 8.8%
397,907	3i Group Plc	8,316,214
180,900	Associated British Foods Plc	4,351,656
179,810	AstraZeneca Plc	25,015,316
504,900	Aviva Plc	2,529,549
513,900	B&M European Value Retail SA	3,073,174
485,400	BAE Systems Plc	5,898,106
482,200	Balfour Beatty Plc	2,221,121
4,950,607	Barclays Plc	8,959,079
288,541	Barclays Plc, ADR	2,074,610
280,200	Barratt Developments Plc	1,621,706
54,979	Bellway Plc	1,503,228
1,208,153	BP Plc	7,666,422
591,463	BP Plc, ADR	22,440,106
235,600	British American Tobacco Plc	8,275,619
60,095	British American Tobacco Plc, ADR	2,110,536
1,821,700	BT Group Plc	3,285,465
2,196,700	Centrica Plc	2,885,473
759,500	CK Hutchison Holdings, Ltd.	4,716,040
262,400	CNH Industrial NV	4,021,238
555,190	Compass Group Plc	13,991,917
208,800	Crest Nicholson Holdings Plc	564,277
46,800	Croda International Plc	3,767,839
992,500	Currys Plc	721,150
403,065	Diageo Plc	18,030,516
270,159	Hiscox, Ltd.	3,711,529
2,746,400	HSBC Holdings Plc	18,678,664
661,137	IMI Plc	12,546,865
229,500	Imperial Brands Plc	5,290,041

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	United Kingdom — continued
147,238	Intertek Group Plc	7,396,788
1,581,400	J Sainsbury Plc	5,458,305
1,784,600	Kingfisher Plc	5,779,569
7,342,700	Lloyds Banking Group Plc	4,341,803
121,648	Lloyds Banking Group Plc, ADR	282,223
124,394	London Stock Exchange Group Plc	12,117,071
515,100	Man Group Plc	1,502,856
1,541,300	Marks & Spencer Group Plc	3,192,780
681,500	Mitchells & Butlers Plc*	1,386,029
6,591,002	NatWest Group Plc	21,585,092
127,432	Ocado Group Plc*(a)	847,693
506,702	Paragon Banking Group Plc	3,258,776
568,456	QinetiQ Group Plc	2,284,735
158,400	Reckitt Benckiser Group Plc	12,062,178
332,100	Redrow Plc	1,962,483
192,666	RELX Plc	6,251,467
32,882	RELX Plc, ADR	1,066,692
63,493	RELX Plc (London Exchange)	2,059,730
1,103,660	Segro Plc REIT	10,529,076
523,712	Smith & Nephew Plc	7,303,446
23,965	Smith & Nephew Plc, ADR	668,863
46,764	Spirax-Sarco Engineering Plc	6,878,637
16,051	Subsea 7 SA	190,208
1,350,500	Taylor Wimpey Plc	1,993,984
1,767,600	Tesco Plc	5,809,500
125,400	Vistry Group Plc	1,213,968
		325,691,408
	United States — 9.4%
52,176	Agilent Technologies, Inc.	7,218,028
78,507	Analog Devices, Inc.	15,483,151
22,998	ANSYS, Inc.*	7,653,734
105,948	Bruker Corp.	8,352,940
105,471	Cadence Design Systems, Inc.*	22,158,402
489	Computershare, Ltd.	7,102
100,980	CSL, Ltd.	19,521,835
423,559	Experian Plc	13,973,748
969,504	GSK Plc	17,331,422
520,618	GSK Plc, ADR	18,523,588
2,160,418	Haleon Plc	8,638,990
101,918	Holcim AG*	6,584,500
67,720	ICON Plc, ADR*	14,464,315
81,612	Janus Henderson Group Plc	2,174,144
674,400	JBS SA	2,374,250
257,038	Nestle SA	31,426,466
11,098	QIAGEN NV*	509,731
175,730	Roche Holding AG	50,368,780
65,560	Roche Holding AG, ADR	2,350,982
196,396	Sanofi	21,426,402
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	United States — continued
78,979	Sanofi, ADR	4,298,037
314,526	Schneider Electric SE	52,673,519
155,300	Signify NV	5,187,487
177,711	Stellantis NV(a)	3,239,434
255,527	Stellantis NV (EN Paris Exchange)	4,657,477
39,890	Swiss Re AG	4,109,214
70,070	Tenaris SA	998,327
72,563	Tenaris SA, ADR	2,062,240
		347,768,245
	TOTAL COMMON STOCKS (COST $3,369,569,496)	3,482,750,652

Shares	Description	Value ($)
	INVESTMENT COMPANIES — 0.4%
	United States — 0.4%
1,855	iShares MSCI EAFE ETF	132,669
282,258	iShares MSCI Eurozone ETF	12,724,191
	TOTAL INVESTMENT COMPANIES (COST $11,182,802)	12,856,860

Shares	Description	Value ($)
	PREFERRED STOCKS — 0.9%
	Brazil — 0.1%
1,162,400	Petroleo Brasileiro SA, 44.88%	5,376,122
	Germany — 0.7%
5,781	BMW AG, 6.18%	592,408
20,700	Henkel AG & Co. KGaA, 2.58%	1,620,517
99,582	Porsche Automobil Holding SE, 4.84%	5,725,483
414,900	Schaeffler AG, 7.15%	3,162,833
105,214	Volkswagen AG, 21.22%	14,382,729
		25,483,970
	South Korea — 0.1%
44,830	Samsung Electronics Co., Ltd., 2.01%	1,872,027
	TOTAL PREFERRED STOCKS (COST $42,206,242)	32,732,119

	WARRANT — 0.0%
	Switzerland — 0.0%
236,912	Cie Financiere Richemont SA Expires 11/22/23*	298,231
	TOTAL WARRANT (COST $—)	298,231

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENT — 3.9%
	Mutual Fund - Securities Lending Collateral — 3.9%
146,394,653	State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.70%(e)(f)	146,394,653
	TOTAL SHORT-TERM INVESTMENT (COST $146,394,653)	146,394,653
	TOTAL INVESTMENTS — 99.5% (Cost $3,569,353,193)	3,675,032,515
	Other Assets and Liabilities (net) — 0.5%	16,998,698
	NET ASSETS — 100.0%	$3,692,031,213

Notes to Schedule of Investments:
*	Non-income producing security.
(a)	All or a portion of this security is out on loan.
(b)	Level 3 - significant unobservable inputs were used in determining the value of this security in the Fund.
(c)
Securities are fair valued by the Valuation Committee as approved by the Board of Trustees.  The total market value of the securities at year end is $249,587 which represents 0.0% of net assets.
 The aggregate tax cost of these securities held at March 31, 2023 was $30,137,646.

(d)
Illiquid securities represent Russian securities impacted by the Russian/Ukraine crisis. The total market value of the securities at year end is $249,587 which represents 0.0% of net assets. The aggregate cost of these securities held at March 31, 2023 was $29,569,045.

(e)	The rate disclosed is the 7-day net yield as of March 31, 2023.
(f)	Represents an investment of securities lending cash collateral.
144A
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The total market value of the securities at year end is $9,855,101 which represents 0.3% of net assets.

Futures Contracts
Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buy
971	MSCI EAFE Index	Jun 2023	$101,785,075	$4,744,689

Abbreviations
ADR	—	American Depository Receipt
CVA	—	Certificaten Van Aandelen
GDR	—	Global Depository Receipt
NYRS	—	New York Registry Shares
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depository Receipt
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Schedule of Investments (Continued)
March 31, 2023

Industry Sector Summary (Unaudited)	% of Net Assets
Consumer, Non-cyclical	23.4
Financial	15.4
Industrial	15.2
Consumer, Cyclical	12.5
Technology	8.9
Basic Materials	8.1
Energy	6.7
Communications	3.3
Utilities	1.7
Investment Companies	0.4
Diversified	0.0*
Short-Term Investment	3.9
Other Assets and Liabilities (net)	0.5
100.0%

*	Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2023

Par Value(a)		Description	Value ($)
		DEBT OBLIGATIONS — 99.3%
		Asset Backed Securities — 11.0%
201,000		ABPCI Direct Lending Fund ABS I, Ltd., Series 2020-1A, Class A, 3.20%, due 12/20/30 144A	181,528
2,559,000		Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.94%, due 08/15/46 144A	2,261,267
2,660,000		American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75%, due 08/15/27	2,614,749
55,434		AmeriCredit Automobile Receivables Trust, Series 2019-1, Class C, 3.36%, due 02/18/25	55,264
236,998		AmeriCredit Automobile Receivables Trust, Series 2019-2, Class C, 2.74%, due 04/18/25	234,936
493,330		AmeriCredit Automobile Receivables Trust, Series 2019-3, Class C, 2.32%, due 07/18/25	487,619
132,834		AmeriCredit Automobile Receivables Trust, Series 2020-1, Class B, 1.48%, due 01/21/25	132,367
400,000		AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01%, due 01/19/27	365,299
400,000		AmeriCredit Automobile Receivables Trust, Series 2021-3, Class C, 1.41%, due 08/18/27	363,577
700,000		AmeriCredit Automobile Receivables Trust, Series 2023-1, Class C, 5.80%, due 12/18/28	713,667
295,000		AMSR Trust, Series 2020-SFR4, Class A, 1.36%, due 11/17/37 144A	268,528
1,350,000		AMSR Trust, Series 2021-SFR1, Class A, 1.95%, due 06/17/38(b) 144A	1,156,958
1,529,000		AMSR Trust, Series 2021-SFR2, Class A, 1.53%, due 08/17/38 144A	1,350,586
2,742,000		AMSR Trust, Series 2022-SFR3, Class A, 4.00%, due 10/17/39 144A	2,636,158
488,070		Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.19%, due 06/05/49 144A	478,521
243,000		Applebee's Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.82%, due 03/05/53(c) 144A	246,256
167,267		Aqua Finance Trust, Series 2021-A, Class A, 1.54%, due 07/17/46 144A	150,168
754,650		Arbys Funding LLC, Series 2020-1A, Class A2, 3.24%, due 07/30/50 144A	664,483
877,512		ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, due 08/15/28 144A	871,274
3,390,693		Atlas Static Senior Loan Fund CLO I, Ltd., Series 2022-1A, Class A, 7.26% (3 mo. TSFR + 2.60%), due 07/15/30(d) 144A	3,390,988
696,000		Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.36%, due 03/20/26 144A	660,491
470,000		Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A, 2.33%, due 08/20/26 144A	441,796
1,838,000		BA Credit Card Trust, Series 2022-A2, Class A2, 5.00%, due 04/15/28	1,861,742
2,500,000	EUR	Barings Euro CLO DAC, Series 2015-1A, Class ARR, 3.43% (3 mo. EURIBOR + 0.98%), due 07/25/35(d) 144A	2,597,414
1,250,000	EUR	BNPP AM Euro CLO DAC, Series 2018-1A, Class AR, 2.89% (3 mo. EURIBOR + 0.60%), due 04/15/31(d) 144A	1,315,143
248,638		BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A, 3.28%, due 09/26/33 144A	237,031
366,000		Capital Automotive REIT, LP, Series 2020-1A, Class B1, 4.17%, due 02/15/50 144A	345,043
1,750,000	EUR	Carlyle Global Market Strategies Euro CLO, Ltd., Series 2014-2A, Class AR1, 3.40% (3 mo. EURIBOR + 0.75%), due 11/15/31(d) 144A	1,849,190
282,000		Carlyle US CLO, Ltd., Series 2019-2A, Class A1R, 5.91% (3 mo. USD LIBOR + 1.12%), due 07/15/32(d) 144A	277,384
400,000		CarMax Auto Owner Trust, Series 2020-4, Class C, 1.30%, due 08/17/26	371,136
300,000		CarMax Auto Owner Trust, Series 2021-2, Class C, 1.34%, due 02/16/27	277,134
310,000		CarMax Auto Owner Trust, Series 2021-3, Class C, 1.25%, due 05/17/27	282,812
300,000		CarMax Auto Owner Trust, Series 2021-4, Class C, 1.38%, due 07/15/27	270,983
400,000		CarMax Auto Owner Trust, Series 2022-1, Class C, 2.20%, due 11/15/27	369,095
200,000		CarMax Auto Owner Trust, Series 2022-1, Class D, 2.47%, due 07/17/28	182,079
1,392,568		CF Hippolyta LLC, Series 2020-1, Class A1, 1.69%, due 07/15/60 144A	1,265,982
835,953		CF Hippolyta LLC, Series 2021-1A, Class A1, 1.53%, due 03/15/61 144A	738,871
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Asset Backed Securities — continued
792,773		CIFC Funding CLO, Ltd., Series 2014-2RA, Class A1, 5.87% (3 mo. USD LIBOR + 1.05%), due 04/24/30(d) 144A	786,801
1,500,000		CIFC Funding CLO, Ltd., Series 2015-1A, Class ARR, 5.93% (3 mo. USD LIBOR + 1.11%), due 01/22/31(d) 144A	1,485,792
1,200,000		Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7, 3.96%, due 10/13/30	1,167,805
785,990		CLI Funding VI LLC, Series 2020-1A, Class A, 2.08%, due 09/18/45 144A	693,844
606,135		CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64%, due 02/18/46 144A	527,305
551,454		CLI Funding VIII LLC, Series 2022-1A, Class A1, 2.72%, due 01/18/47 144A	481,935
152,493		Commonbond Student Loan Trust, Series 2017-BGS, Class A1, 2.68%, due 09/25/42 144A	136,850
2,250,000		Crown City CLO I, Series 2020-1A, Class A1AR, 6.00% (3 mo. USD LIBOR + 1.19%), due 07/20/34(d) 144A	2,187,031
1,250,000		Crown Point CLO 11, Ltd., Series 2021-11A, Class A, 5.91% (3 mo. USD LIBOR + 1.12%), due 01/17/34(d) 144A	1,228,466
359,000		DataBank Issuer, Series 2021-1A, Class A2, 2.06%, due 02/27/51 144A	319,075
1,309,425		DB Master Finance LLC, Series 2021-1A, Class A23, 2.79%, due 11/20/51 144A	1,061,199
1,139,575		DB Master Finance LLC, Series 2021-1A, Class A2I, 2.05%, due 11/20/51 144A	1,006,256
112,000		Diamond Infrastructure Funding LLC, Series 2021-1A, Class C, 3.48%, due 04/15/49 144A	89,774
755,250		Domino's Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.12%, due 07/25/47 144A	714,919
3,383,730		Domino's Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.66%, due 04/25/51 144A	2,913,640
472,360		Driven Brands Funding LLC, Series 2020-2A, Class A2, 3.24%, due 01/20/51 144A	405,349
478,938		Driven Brands Funding LLC, Series 2021-1A, Class A2, 2.79%, due 10/20/51 144A	393,410
459,000		Elmwood CLO IV, Ltd., Series 2020-1A, Class A, 6.03% (3 mo. USD LIBOR + 1.24%), due 04/15/33(d) 144A	453,234
116		FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.27%, due 10/19/37	105
455,501		FirstKey Homes Trust, Series 2021-SFR1, Class A, 1.54%, due 08/17/38 144A	401,874
401,000		FirstKey Homes Trust, Series 2021-SFR1, Class D, 2.19%, due 08/17/38 144A	345,588
395,970		Five Guys Funding LLC, Series 2017-1A, Class A2, 4.60%, due 07/25/47 144A	388,056
300,000		Ford Credit Auto Owner Trust, Series 2020-C, Class C, 1.04%, due 05/15/28	279,710
300,000		Ford Credit Auto Owner Trust, Series 2022-A, Class C, 2.14%, due 07/15/29	277,638
2,282,000		Ford Credit Auto Owner Trust, Series 2022-B, Class A4, 3.93%, due 08/15/27	2,247,478
698,000		Ford Credit Floorplan Master Owner Trust, Series 2020-2, Class A, 1.06%, due 09/15/27	637,978
1,000,000		Generate CLO-2, Ltd., Series 2A, Class AR, 5.97% (3 mo. USD LIBOR + 1.15%), due 01/22/31(d) 144A	990,189
3,500,000		Generate CLO-4, Ltd., Series 4A, Class A1R, 5.90% (3 mo. USD LIBOR + 1.09%), due 04/20/32(d) 144A	3,465,101
300,000		GM Financial Consumer Automobile Receivables Trust, Series 2021-1, Class C, 1.04%, due 05/17/27	279,508
164,000		GM Financial Consumer Automobile Receivables Trust, Series 2021-4, Class A3, 0.68%, due 09/16/26	155,640
475,000		Golub Capital Partners ABS Funding, Ltd., Series 2020-1A, Class A2, 3.21%, due 01/22/29 144A	440,572
434,000		Golub Capital Partners ABS Funding, Ltd., Series 2021-1A, Class A2, 2.77%, due 04/20/29 144A	401,187
2,500,000	EUR	Grosvenor Place CLO DAC, Series 2022-1A, Class A, 4.34% (3 mo. EURIBOR + 2.00%), due 11/24/35(d) 144A	2,715,394
476,000		HI-FI Music IP Issuer, LP, Series 2022-1A, Class A2, 3.94%, due 02/01/62 144A	439,182
66,470		Hilton Grand Vacations Trust, Series 2017-AA, Class A, 2.66%, due 12/26/28 144A	65,855
171,172		Hilton Grand Vacations Trust, Series 2018-AA, Class A, 3.54%, due 02/25/32 144A	166,189

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Asset Backed Securities — continued
76,920		Home Equity Asset Trust, Series 2003-8, Class M1, 5.93% (1 mo. USD LIBOR + 1.08%), due 04/25/34(d)	74,187
2,000,000	EUR	Invesco Euro CLO I DAC, Series 1A, Class A1R, 2.94% (3 mo. EURIBOR + 0.65%), due 07/15/31(d) 144A	2,117,676
191,100		Jack In The Box Funding LLC, Series 2019-1A, Class A23, 4.97%, due 08/25/49 144A	174,455
484,120		Jack In The Box Funding LLC, Series 2022-1A, Class A2I, 3.45%, due 02/26/52 144A	437,033
150,867		JPMorgan Chase Bank NA, Series 2021-3, Class B, 0.76%, due 02/26/29 144A	143,179
21,548		Laurel Road Prime Student Loan Trust, Series 2017-C, Class A2B, 2.81%, due 11/25/42 144A	21,153
1,000,000	EUR	Madison Park Euro Funding CLO XIV DAC, Series 14A, Class A1R, 3.09% (3 mo. EURIBOR + 0.80%), due 07/15/32(d) 144A	1,053,234
3,500,000		Madison Park Funding CLO XXXIII, Ltd., Series 2019-33A, Class AR, 5.95% (3 mo. TSFR + 1.29%), due 10/15/32(d) 144A	3,464,209
2,000,000		Madison Park Funding CLO XXXVIII, Ltd., Series 2021-38A, Class A, 5.91% (3 mo. USD LIBOR + 1.12%), due 07/17/34(d) 144A	1,953,306
285,000		MetroNet Infrastructure Issuer LLC, Series 2023-1A, Class A2, 6.56%, due 04/20/53(c) 144A	285,296
741,126		MidOcean Credit CLO III, Series 2014-3A, Class A1R, 5.94% (3 mo. USD LIBOR + 1.12%), due 04/21/31(d) 144A	731,787
56,688		Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1, 5.87% (1 mo. USD LIBOR + 1.02%), due 10/25/33(d)	55,592
15,582		Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC7, Class M1, 5.90% (1 mo. USD LIBOR + 1.05%), due 06/25/33(d)	15,455
46,754		Navient Private Education Loan Trust, Series 2016-AA, Class A2A, 3.91%, due 12/15/45 144A	45,247
262,126		Navient Private Education Refi Student Loan Trust, Series 2019-FA, Class A2, 2.60%, due 08/15/68 144A	242,640
348,280		Navient Private Education Refi Student Loan Trust, Series 2020-HA, Class A, 1.31%, due 01/15/69 144A	319,758
705,435		Neighborly Issuer LLC, Series 2021-1A, Class A2, 3.58%, due 04/30/51 144A	602,087
406,890		Neighborly Issuer LLC, Series 2022-1A, Class A2, 3.70%, due 01/30/52 144A	335,982
146,377		New Century Home Equity Loan Trust, Series 2003-A, Class A, 3.88% (1 mo. USD LIBOR + 0.72%), due 10/25/33(d) 144A	137,944
785,000		New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.91%, due 10/20/61 144A	678,335
226,000		New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, due 10/20/61 144A	193,085
2,643,000		NextGear Floorplan Master Owner Trust, Series 2022-1A, Class A2, 2.80%, due 03/15/27 144A	2,531,166
1,500,000		Northwoods Capital CLO 22, Ltd., Series 2020-22A, Class AR, 6.36% (3 mo. TSFR + 1.45%), due 09/01/31(d) 144A	1,478,167
100,584		NRZ Excess Spread-Collateralized Notes, Series 2021-FHT1, Class A, 3.10%, due 07/25/26 144A	90,625
1,818,794		Oak Street Investment Grade Net Lease Fund, Series 2021-1A, Class A1, 1.48%, due 01/20/51 144A	1,617,634
725,053		Oak Street Investment Grade Net Lease Fund, Series 2021-2A, Class A1, 2.38%, due 11/20/51 144A	649,197
1,250,000		OCP CLO, Ltd., Series 2015-9A, Class A1R2, 5.88% (3 mo. TSFR + 1.25%), due 01/15/33(d) 144A	1,227,894
272,000		OCP CLO, Ltd., Series 2020-19A, Class AR, 5.96% (3 mo. USD LIBOR + 1.15%), due 10/20/34(d) 144A	265,410
1,000,000		OFSI BSL XI CLO, Ltd., Series 2022-11A, Class A1, 6.73% (3 mo. TSFR + 2.10%), due 07/18/31(d) 144A	995,668
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Asset Backed Securities — continued
62,949	Oxford Finance Funding LLC, Series 2019-1A, Class A2, 4.46%, due 02/15/27 144A	62,537
2,190,714	OZLM Funding IV CLO, Ltd., Series 2013-4A, Class A1R, 6.07% (3 mo. USD LIBOR + 1.25%), due 10/22/30(d) 144A	2,173,648
230,662	OZLM XI CLO, Ltd., Series 2015-11A, Class A1R, 6.05% (3 mo. USD LIBOR + 1.25%), due 10/30/30(d) 144A	228,836
2,000,000	Park Avenue Institutional Advisers CLO, Ltd., Series 2018-1A, Class A1AR, 5.81% (3 mo. USD LIBOR + 1.00%), due 10/20/31(d) 144A	1,972,500
2,492,000	PFS Financing Corp., Series 2022-A, Class A, 2.47%, due 02/15/27 144A	2,380,254
1,327,323	Progress Residential Trust, Series 2019-SFR4, Class A, 2.69%, due 10/17/36 144A	1,270,060
1,015,768	Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, due 04/17/37 144A	946,011
1,360,245	Progress Residential Trust, Series 2021-SFR2, Class A, 1.55%, due 04/19/38 144A	1,217,744
246,000	Progress Residential Trust, Series 2021-SFR8, Class B, 1.68%, due 10/17/38 144A	214,319
1,570,000	Progress Residential Trust, Series 2022-SFR2, Class A, 2.95%, due 04/17/27 144A	1,455,294
3,410	Renaissance Home Equity Loan Trust, Series 2005-2, Class AF4, 5.43%, due 08/25/35(e)	3,349
250,000	Romark CLO II, Ltd., Series 2018-2A, Class A1, 5.99% (3 mo. USD LIBOR + 1.18%), due 07/25/31(d) 144A	246,583
3,908	Santander Drive Auto Receivables Trust, Series 2020-2, Class C, 1.46%, due 09/15/25	3,901
124,709	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12%, due 01/15/26	124,133
150,156	Santander Drive Auto Receivables Trust, Series 2020-4, Class C, 1.01%, due 01/15/26	148,952
800,000	Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35%, due 07/15/27	755,198
700,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95%, due 09/15/27	679,593
900,000	Santander Drive Auto Receivables Trust, Series 2021-4, Class C, 1.26%, due 02/16/27	856,639
600,000	Santander Drive Auto Receivables Trust, Series 2022-1, Class C, 2.56%, due 04/17/28	575,994
200,000	Santander Drive Auto Receivables Trust, Series 2023-1, Class C, 5.09%, due 05/15/30	197,899
482,500	Sesac Finance LLC, Series 2019-1, Class A2, 5.22%, due 07/25/49 144A	455,746
27,793	Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class A, 3.20%, due 01/20/36 144A	26,686
361,839	Silver Creek CLO, Ltd., Series 2014-1A, Class AR, 6.05% (3 mo. USD LIBOR + 1.24%), due 07/20/30(d) 144A	359,615
302,424	SMB Private Education Loan Trust, Series 2019-B, Class A2A, 2.84%, due 06/15/37 144A	284,368
539,128	SMB Private Education Loan Trust, Series 2021-D, Class A1A, 1.34%, due 03/17/53 144A	482,384
481,238	Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, due 01/20/50 144A	445,361
505,305	Sonic Capital LLC, Series 2021-1A, Class A2I, 2.19%, due 08/20/51 144A	414,304
476,439	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.54%, due 02/25/44 144A	468,115
547,000	Stack Infrastructure Issuer LLC, Series 2019-2A, Class A2, 3.08%, due 10/25/44 144A	522,951
2,178,000	Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, 1.88%, due 03/26/46 144A	1,937,248
182,122	Sunbird Engine Finance LLC, Series 2020-1A, Class A, 3.67%, due 02/15/45 144A	153,276
1,002,313	Taco Bell Funding LLC, Series 2021-1A, Class A2I, 1.95%, due 08/25/51 144A	874,672
1,869,338	Taco Bell Funding LLC, Series 2021-1A, Class A2II, 2.29%, due 08/25/51 144A	1,566,400
1,000,000	TCW CLO, Ltd., Series 2019-2A, Class A1R, 5.92% (3 mo. TSFR + 1.28%), due 10/20/32(d) 144A	984,174
272,650	TIF Funding II LLC, Series 2021-1A, Class A, 1.65%, due 02/20/46 144A	230,369
1,526,131	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.75%, due 03/17/38 144A	1,428,062
2,663,416	Tricon Residential Trust, Series 2022-SFR2, Class A, 4.85%, due 07/17/40 144A	2,612,575
1,500,000	Trimaran Cavu CLO, Ltd., Series 2021-1A, Class A, 6.03% (3 mo. USD LIBOR + 1.21%), due 04/23/32(d) 144A	1,478,635
615,825	Triton Container Finance VIII LLC, Series 2020-1A, Class A, 2.11%, due 09/20/45 144A	540,628

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Asset Backed Securities — continued
556,100	Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.86%, due 03/20/46 144A	478,651
1,246,838	U.S. Small Business Administration, Series 2013-20H, Class 1, 3.16%, due 08/01/33	1,192,926
876,181	U.S. Small Business Administration, Series 2013-20L, Class 1, 3.38%, due 12/01/33	840,302
1,071,769	U.S. Small Business Administration, Series 2014-20C, Class 1, 3.21%, due 03/01/34	1,015,729
472,364	U.S. Small Business Administration, Series 2014-20D, Class 1, 3.11%, due 04/01/34	449,510
352,265	U.S. Small Business Administration, Series 2014-20I, Class 1, 2.92%, due 09/01/34	330,622
2,017,731	U.S. Small Business Administration, Series 2019-25F, Class 1, 2.77%, due 06/01/44	1,838,282
840,767	U.S. Small Business Administration, Series 2020-25D, Class 1, 1.77%, due 04/01/45	714,242
1,935,327	U.S. Small Business Administration, Series 2022-25A, Class 1, 2.04%, due 01/01/47	1,658,176
2,485,422	U.S. Small Business Administration, Series 2022-25D, Class 1, 3.50%, due 04/01/47	2,337,302
1,706,820	U.S. Small Business Administration, Series 2022-25E, Class 1, 3.94%, due 05/01/47	1,650,896
2,661,982	U.S. Small Business Administration, Series 2022-25G, Class 1, 3.93%, due 07/01/47	2,584,700
2,281,000	U.S. Small Business Administration, Series 2022-25J, Class 1, 5.04%, due 10/01/47	2,386,132
2,357,000	Vantage Data Centers Issuers LLC, Series 2020-1A, Class A2, 1.65%, due 09/15/45 144A	2,123,594
1,204,000	Vantage Data Centers LLC, Series 2020-2A, Class A2, 1.99%, due 09/15/45 144A	1,021,371
112,747	VCP RRL ABS I, Ltd., Series 2021-1A, Class A, 2.15%, due 10/20/31 144A	103,927
500,000	Venture XIX CLO, Ltd., Series 2014-19A, Class ARR, 6.05% (3 mo. USD LIBOR + 1.26%), due 01/15/32(d) 144A	492,089
2,372,000	Verizon Master Trust, Series 2021-2, Class A, 0.99%, due 04/20/28	2,237,563
440,598	VR Funding LLC, Series 2020-1A, Class A, 2.79%, due 11/15/50 144A	378,125
148,222	VSE VOI Mortgage LLC, Series 2017-A, Class A, 2.33%, due 03/20/35 144A	143,199
500,000	Wellfleet CLO, Ltd., Series 2018-3A, Class A1A, 6.06% (3 mo. USD LIBOR + 1.25%), due 01/20/32(d) 144A	492,207
525,443	Wendy's Funding LLC, Series 2019-1A, Class A2I, 3.78%, due 06/15/49 144A	495,264
2,019,037	Wendy's Funding LLC, Series 2021-1A, Class A2I, 2.37%, due 06/15/51 144A	1,700,280
114,078	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.23%, due 03/15/45 144A	91,419
173,709	World Omni Select Auto Trust, Series 2019-A, Class B, 2.17%, due 12/15/25	173,317
200,000	World Omni Select Auto Trust, Series 2019-A, Class C, 2.38%, due 12/15/25	197,583
200,000	World Omni Select Auto Trust, Series 2021-A, Class C, 1.09%, due 11/15/27	181,124
448,175	Zaxby's Funding LLC, Series 2021-1A, Class A2, 3.24%, due 07/30/51 144A	377,108
		142,119,502
	Corporate Debt — 34.2%
225,000	1011778 BC ULC/New Red Finance, Inc., 3.88%, due 01/15/28 144A	209,468
770,000	1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/30 144A	660,968
1,546,000	AbbVie, Inc., 3.20%, due 11/21/29	1,435,316
300,000	AbbVie, Inc., 3.80%, due 03/15/25	295,249
450,000	AbbVie, Inc., 4.25%, due 11/21/49	397,519
2,268,000	AbbVie, Inc., 4.50%, due 05/14/35	2,199,751
640,000	AbbVie, Inc., 4.55%, due 03/15/35	626,166
170,000	AbbVie, Inc., 4.70%, due 05/14/45	159,424
290,000	AbbVie, Inc., 4.75%, due 03/15/45	273,893
200,000	Abu Dhabi National Energy Co. PJSC, 2.00%, due 04/29/28 144A	177,726
222,000	AdaptHealth LLC, 5.13%, due 03/01/30(f) 144A	188,549
1,340,000	Advocate Health & Hospitals Corp., 2.21%, due 06/15/30(f)	1,136,595
125,000	AECOM, 5.13%, due 03/15/27	123,943
400,000	AEP Texas, Inc., 3.80%, due 10/01/47	311,658
260,000	AEP Transmission Co. LLC, 3.80%, due 06/15/49	216,470
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
482,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, due 01/30/26	432,034
2,036,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, due 10/29/26	1,829,861
505,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.00%, due 10/29/28	441,244
1,600,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 04/03/26	1,538,419
322,000	AES Panama Generation Holdings SRL, 4.38%, due 05/31/30 144A	277,229
370,000	Aetna, Inc., 4.75%, due 03/15/44	337,664
137,000	Affinity Gaming, 6.88%, due 12/15/27 144A	122,330
149,393	Air Canada Pass Through Trust, 3.70%, due 07/15/27 144A	140,168
106,000	Air Canada Pass Through Trust, 10.50%, due 07/15/26 144A	112,813
600,710	Air Canada Pass Through Trust, 3.60%, due 09/15/28 144A	556,672
158,098	Air Canada Pass Through Trust, 4.13%, due 11/15/26 144A	149,248
298,000	Air Lease Corp., 2.10%, due 09/01/28	248,608
313,000	Air Lease Corp., 3.63%, due 12/01/27	289,194
270,000	Air Lease Corp., (MTN), 2.88%, due 01/15/26	251,934
1,750,000	Aker BP ASA, 2.00%, due 07/15/26 144A	1,575,446
319,000	Aker BP ASA, 3.00%, due 01/15/25 144A	307,508
473,000	Aker BP ASA, 3.10%, due 07/15/31 144A	400,367
2,074,000	Aker BP ASA, 3.75%, due 01/15/30 144A	1,874,458
842,000	Aker BP ASA, 4.00%, due 01/15/31 144A	765,280
191,114	Alaska Airlines Pass Through Trust, 8.00%, due 02/15/27 144A	194,324
325,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons LLC, 3.50%, due 03/15/29 144A	283,086
232,000	Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, due 10/15/26 144A	206,808
2,895,000	Alexandria Real Estate Equities, Inc. REIT, 2.00%, due 05/18/32(f)	2,231,119
228,866	Alfa Desarrollo SpA, 4.55%, due 09/27/51 144A	168,021
847,000	Ally Financial, Inc., 5.13%, due 09/30/24	820,193
326,000	Ally Financial, Inc., 7.10%, due 11/15/27(f)	331,504
224,000	Altera Infrastructure, LP/Teekay Offshore Finance Corp., 8.50%, due 07/15/23(g)	6,160
210,000	Altria Group, Inc., 3.40%, due 05/06/30	186,901
2,540,000	Amazon.com, Inc., 4.10%, due 04/13/62	2,238,754
283,198	American Airlines Pass Through Trust, 2.88%, due 01/11/36	233,843
419,480	American Airlines Pass Through Trust, 3.15%, due 08/15/33	368,021
58,434	American Airlines Pass Through Trust, 3.25%, due 04/15/30	50,673
1,294,778	American Airlines Pass Through Trust, 3.38%, due 11/01/28	1,128,063
410,270	American Airlines Pass Through Trust, 3.50%, due 08/15/33	341,846
249,413	American Airlines Pass Through Trust, 3.60%, due 04/15/31	216,735
260,570	American Airlines Pass Through Trust, 3.65%, due 08/15/30	237,823
183,629	American Airlines Pass Through Trust, 3.70%, due 11/01/24	183,037
147,203	American Airlines Pass Through Trust, 3.85%, due 08/15/29	132,100
265,490	American Airlines Pass Through Trust, 3.95%, due 01/11/32	233,638
200,930	American Airlines Pass Through Trust, 4.00%, due 08/15/30	177,902
404,696	American Airlines Pass Through Trust, 4.10%, due 07/15/29	364,443
232,000	American Homes 4 Rent, LP REIT, 4.25%, due 02/15/28	217,952
348,000	American Tower Corp. REIT, 1.60%, due 04/15/26	314,897
365,000	American Tower Corp. REIT, 3.55%, due 07/15/27	344,204
754,000	American Tower Corp. REIT, 3.80%, due 08/15/29	701,319
1,887,000	American Tower Trust #1 REIT, 5.49%, due 03/15/53 144A	1,908,001
387,000	AmeriGas Partners, LP/AmeriGas Finance Corp., 5.50%, due 05/20/25	371,662
250,000	AmeriGas Partners, LP/AmeriGas Finance Corp., 5.88%, due 08/20/26	239,469

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
490,000	AmerisourceBergen Corp., 2.80%, due 05/15/30	430,272
1,120,000	Amgen, Inc., 2.80%, due 08/15/41	818,800
152,000	Amgen, Inc., 5.25%, due 03/02/30	155,516
2,908,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, due 02/01/46	2,845,605
725,000	Anheuser-Busch InBev Worldwide, Inc., 4.60%, due 04/15/48	684,930
307,000	Antero Midstream Partners, LP/Antero Midstream Finance Corp., 5.38%, due 06/15/29 144A	289,289
250,000	Antero Midstream Partners, LP/Antero Midstream Finance Corp., 7.88%, due 05/15/26 144A	254,806
94,000	Antero Resources Corp., 5.38%, due 03/01/30(f) 144A	87,549
750,000	Apple, Inc., 3.85%, due 08/04/46	670,744
770,000	Apple, Inc., 4.10%, due 08/08/62	688,080
980,000	AptarGroup, Inc., 3.60%, due 03/15/32	865,103
1,515,000	Aptiv Plc/Aptiv Corp., 3.25%, due 03/01/32(f)	1,320,869
328,000	APX Group, Inc., 5.75%, due 07/15/29 144A	293,973
225,000	Aquarion Co., 4.00%, due 08/15/24 144A	222,611
614,000	Ares Capital Corp., 2.15%, due 07/15/26	527,281
389,000	Ares Capital Corp., 2.88%, due 06/15/28	320,259
235,000	Ares Capital Corp., 3.25%, due 07/15/25	214,916
448,000	Ares Capital Corp., 3.88%, due 01/15/26	413,556
141,000	Ares Capital Corp., 4.20%, due 06/10/24	136,349
55,000	Asbury Automotive Group, Inc., 4.63%, due 11/15/29(f) 144A	49,300
200,000	Asbury Automotive Group, Inc., 4.75%, due 03/01/30	179,237
710,000	Ascension Health, 2.53%, due 11/15/29	625,106
150,000	Ascension Health, 3.11%, due 11/15/39	120,626
441,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 5.88%, due 06/30/29(f) 144A	389,621
547,000	Ashtead Capital, Inc., 2.45%, due 08/12/31 144A	431,405
290,000	Ashtead Capital, Inc., 4.38%, due 08/15/27 144A	278,090
2,569,000	AT&T, Inc., 2.30%, due 06/01/27	2,355,060
122,000	AT&T, Inc., 2.55%, due 12/01/33	98,199
1,672,000	AT&T, Inc., 3.50%, due 06/01/41	1,320,978
1,140,000	AT&T, Inc., 3.50%, due 09/15/53	829,120
743,000	AT&T, Inc., 3.65%, due 06/01/51	563,625
410,000	AT&T, Inc., 3.65%, due 09/15/59	293,502
25,000	AT&T, Inc., 4.30%, due 02/15/30	24,301
115,000	AT&T, Inc., 4.50%, due 05/15/35	107,782
700,000	AT&T, Inc., 6.33% (3 mo. USD LIBOR + 1.18%), due 06/12/24(d)	702,968
276,000	Athene Holding, Ltd., 3.50%, due 01/15/31	229,715
198,551	Atlantica Transmision Sur SA, 6.88%, due 04/30/43 144A	186,886
168,000	Autodesk, Inc., 2.85%, due 01/15/30	148,507
408,000	AutoNation, Inc., 4.75%, due 06/01/30	383,836
1,300,000	Bacardi, Ltd., 4.70%, due 05/15/28 144A	1,290,258
696,000	BAE Systems Holdings, Inc., 3.85%, due 12/15/25 144A	675,439
787,000	BAE Systems Plc, 3.40%, due 04/15/30 144A	722,952
175,000	Ball Corp., 3.13%, due 09/15/31(f)	144,981
200,000	Banco Santander SA, 1.85%, due 03/25/26	179,590
484,000	Banco Santander SA, 4.38%, due 04/12/28	457,434
265,000	Bank of America Corp., 1.66% (SOFR + 0.91%), due 03/11/27(d)	240,124
1,310,000	Bank of America Corp., 2.30% (SOFR + 1.22%), due 07/21/32(d)	1,056,718
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
775,000	Bank of America Corp., 2.59% (SOFR + 2.15%), due 04/29/31(d)	656,774
3,184,000	Bank of America Corp., 2.69% (SOFR + 1.32%), due 04/22/32(d)	2,659,102
730,000	Bank of America Corp., 3.85% (5 yr. CMT + 2.00%), due 03/08/37(d)	623,052
877,000	Bank of America Corp., 4.24% (3 mo. USD LIBOR + 1.81%), due 04/24/38(d)	785,831
160,000	Bank of America Corp., 5.13% (3 mo. USD LIBOR + 3.29%)(d)(h)	153,671
1,036,000	Bank of America Corp., 6.30% (3 mo. USD LIBOR + 4.55%)(d)(h)	1,039,885
2,590,000	Bank of America Corp., (MTN), 2.09% (SOFR + 1.06%), due 06/14/29(d)	2,232,409
610,000	Bank of America Corp., (MTN), 2.50% (3 mo. USD LIBOR + 0.99%), due 02/13/31(d)	517,087
160,000	Bank of America Corp., (MTN), 2.88% (3 mo. USD LIBOR + 1.19%), due 10/22/30(d)	139,303
584,000	Bank of America Corp., (MTN), 3.25%, due 10/21/27	550,672
755,000	Bank of America Corp., (MTN), 3.59% (3 mo. USD LIBOR + 1.37%), due 07/21/28(d)	710,093
783,000	Bank of America Corp., (MTN), 3.95%, due 04/21/25	758,158
210,000	Bank of America Corp., (MTN), 4.27% (3 mo. USD LIBOR + 1.31%), due 07/23/29(d)	202,356
159,000	Bank of America Corp., (MTN), 4.33% (3 mo. USD LIBOR + 1.52%), due 03/15/50(d)	136,598
1,945,000	Bank of America Corp., (MTN), 4.95% (SOFR + 2.04%), due 07/22/28(d)	1,935,498
575,000	Barclays Plc, 3.93% (3 mo. USD LIBOR + 1.61%), due 05/07/25(d)	559,661
446,000	Barclays Plc, 4.38% (5 yr. CMT + 3.41%)(d)(h)	306,006
400,000	Barclays Plc, 4.97% (3 mo. USD LIBOR + 1.90%), due 05/16/29(d)	386,120
1,032,000	Barclays Plc, 5.30% (1 yr. CMT + 2.30%), due 08/09/26(d)	1,011,653
265,000	Barclays Plc, 8.00% (5 yr. CMT + 5.43%)(d)(h)	226,906
390,000	BAT Capital Corp., 3.56%, due 08/15/27	362,810
270,000	Bayer US Finance II LLC, 4.20%, due 07/15/34 144A	246,351
255,000	Beacon Roofing Supply, Inc., 4.13%, due 05/15/29(f) 144A	225,313
605,000	Berkshire Hathaway Energy Co., 3.70%, due 07/15/30(f)	574,848
85,000	Berkshire Hathaway Energy Co., 5.95%, due 05/15/37	91,730
1,312,000	Berkshire Hathaway Energy Co., 6.13%, due 04/01/36	1,446,165
1,408,000	Blackstone Holdings Finance Co. LLC, 1.63%, due 08/05/28 144A	1,171,405
1,015,000	Blackstone Holdings Finance Co. LLC, 2.80%, due 09/30/50 144A	603,470
542,000	Blackstone Holdings Finance Co. LLC, 3.15%, due 10/02/27 144A	499,365
596,000	Blackstone Private Credit Fund, 2.35%, due 11/22/24	554,529
373,000	Blackstone Private Credit Fund, 2.70%, due 01/15/25	343,770
88,000	Blackstone Private Credit Fund, 3.25%, due 03/15/27	74,862
517,000	Blackstone Private Credit Fund, 4.00%, due 01/15/29	431,639
140,000	Block, Inc., 3.50%, due 06/01/31	115,110
304,000	BlueLinx Holdings, Inc., 6.00%, due 11/15/29 144A	251,361
700,000	BNP Paribas SA, 1.68% (SOFR + 0.91%), due 06/30/27(d) 144A	616,624
260,000	BNP Paribas SA, 2.16% (SOFR + 1.22%), due 09/15/29(d) 144A	216,932
200,000	BNP Paribas SA, 2.22% (SOFR + 2.07%), due 06/09/26(d) 144A	183,829
455,000	BNP Paribas SA, 3.13% (SOFR + 1.56%), due 01/20/33(d) 144A	380,615
220,000	BNP Paribas SA, 9.25% (5 yr. CMT + 4.97%)(d)(h) 144A	223,961
210,000	BOC Aviation USA Corp., 1.63%, due 04/29/24 144A	201,524
2,080,000	Boeing Co. (The), 2.20%, due 02/04/26	1,930,774
282,000	Boeing Co. (The), 3.20%, due 03/01/29	257,860
190,000	Boeing Co. (The), 3.90%, due 05/01/49	143,774
295,000	Boeing Co. (The), 3.95%, due 08/01/59	217,227
810,000	Boeing Co. (The), 5.04%, due 05/01/27	816,414
3,094,000	Boeing Co. (The), 5.15%, due 05/01/30	3,114,950
470,000	Boeing Co. (The), 5.81%, due 05/01/50	473,786
574,000	Booking Holdings, Inc., 4.63%, due 04/13/30	573,858

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
495,000	BPCE SA, 4.50%, due 03/15/25 144A	477,451
222,000	Braskem Idesa SAPI, 6.99%, due 02/20/32(f) 144A	167,742
527,000	Braskem Netherlands Finance BV, 5.88%, due 01/31/50 144A	396,259
55,000	Bristol-Myers Squibb Co., 4.13%, due 06/15/39	51,279
112,677	British Airways Pass Through Trust, 4.13%, due 03/20/33 144A	98,719
111,926	British Airways Pass Through Trust, 4.25%, due 05/15/34 144A	104,874
111,568	British Airways Pass Through Trust, 4.63%, due 12/20/25 144A	110,305
68,041	British Airways Pass Through Trust, 8.38%, due 11/15/28 144A	69,721
1,055,000	Brixmor Operating Partnership, LP REIT, 2.50%, due 08/16/31	816,159
249,000	Broadcom, Inc., 3.14%, due 11/15/35 144A	191,690
605,000	Broadcom, Inc., 3.19%, due 11/15/36 144A	458,992
1,509,000	Broadcom, Inc., 3.42%, due 04/15/33 144A	1,263,664
1,966,000	Broadcom, Inc., 4.11%, due 09/15/28	1,880,080
350,000	Broadcom, Inc., 4.93%, due 05/15/37 144A	318,607
1,171,000	Brookfield Finance, Inc., 2.72%, due 04/15/31	983,540
162,000	Brookfield Residential Properties, Inc./Brookfield Residential US LLC, 5.00%, due 06/15/29 144A	124,243
382,000	Builders FirstSource, Inc., 4.25%, due 02/01/32 144A	333,214
32,000	Builders FirstSource, Inc., 5.00%, due 03/01/30 144A	29,665
235,000	Builders FirstSource, Inc., 6.38%, due 06/15/32 144A	236,063
350,000	C&W Senior Financing DAC, 6.88%, due 09/15/27 144A	313,416
127,000	Caesars Entertainment, Inc., 7.00%, due 02/15/30 144A	129,339
750,000	Calpine Corp., 3.75%, due 03/01/31 144A	633,318
636,000	Canadian Pacific Railway Co., 3.00%, due 12/02/41	509,139
509,000	Canadian Pacific Railway Co., 6.13%, due 09/15/15(i)	547,539
556,000	Cantor Fitzgerald, LP, 4.88%, due 05/01/24 144A	549,321
1,595,000	Capital One Financial Corp., 3.30%, due 10/30/24	1,523,700
221,000	Capital One Financial Corp., 4.93% (SOFR + 2.06%), due 05/10/28(d)	212,525
113,000	CCM Merger, Inc., 6.38%, due 05/01/26 144A	110,459
273,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, due 06/01/33 144A	220,110
160,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, due 06/01/29 144A	147,093
134,000	CDW LLC/CDW Finance Corp., 3.25%, due 02/15/29	118,015
450,000	CDW LLC/CDW Finance Corp., 5.50%, due 12/01/24	449,926
204,000	Celulosa Arauco y Constitucion SA, 3.88%, due 11/02/27	187,323
340,000	Cemex SAB de CV, 3.88%, due 07/11/31 144A	283,536
279,000	Cemex SAB de CV, 5.20%, due 09/17/30 144A	257,598
140,000	Cenovus Energy, Inc., 3.75%, due 02/15/52(f)	102,147
240,000	Cenovus Energy, Inc., 5.40%, due 06/15/47	223,603
123,000	Centene Corp., 2.45%, due 07/15/28	107,121
454,000	Centene Corp., 3.00%, due 10/15/30	382,713
209,000	Centene Corp., 3.38%, due 02/15/30	182,529
335,000	CenterPoint Energy, Inc., 3.70%, due 09/01/49	256,850
262,000	Century Communities, Inc., 3.88%, due 08/15/29 144A	225,007
475,000	CGI, Inc., 1.45%, due 09/14/26	426,981
125,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.30%, due 02/01/32	95,326
750,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.80%, due 04/01/31	604,094
857,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.90%, due 06/01/52	567,534
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
782,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.20%, due 03/15/28	740,590
1,229,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 03/01/50	937,958
270,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.38%, due 05/01/47	223,029
1,062,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.75%, due 04/01/48	917,583
1,964,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, due 10/23/35	1,958,348
1,175,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, due 10/23/45	1,114,461
679,000	Cheniere Energy Partners, LP, 4.00%, due 03/01/31	604,975
607,000	Cheniere Energy Partners, LP, 4.50%, due 10/01/29	564,477
643,000	Chevron Corp., 2.00%, due 05/11/27	589,266
307,000	Choice Hotels International, Inc., 3.70%, due 12/01/29	275,990
233,000	Choice Hotels International, Inc., 3.70%, due 01/15/31	206,864
1,485,000	Cigna Group (The), 3.40%, due 03/01/27	1,422,330
525,000	Citigroup, Inc., 2.56% (SOFR + 1.17%), due 05/01/32(d)	435,914
863,000	Citigroup, Inc., 3.20%, due 10/21/26	814,939
3,626,000	Citigroup, Inc., 3.40%, due 05/01/26	3,463,203
625,000	Citigroup, Inc., 3.52% (3 mo. TSFR + 1.41%), due 10/27/28(d)(f)	584,704
310,000	Citigroup, Inc., 3.67% (3 mo. TSFR + 1.65%), due 07/24/28(d)	293,918
1,585,000	Citigroup, Inc., 3.89% (3 mo. TSFR + 1.82%), due 01/10/28(d)	1,515,847
1,400,000	Citigroup, Inc., 4.08% (3 mo. TSFR + 1.45%), due 04/23/29(d)	1,336,019
180,000	Citigroup, Inc., 4.40%, due 06/10/25	175,593
440,000	Citigroup, Inc., 4.41% (SOFR + 3.91%), due 03/31/31(d)	418,034
832,000	Citigroup, Inc., 4.60%, due 03/09/26	815,556
1,104,000	Citigroup, Inc., 4.70% (SOFR + 3.23%)(d)(h)	968,760
596,000	Citigroup, Inc., 6.25% (3 mo. TSFR + 4.78%)(d)(h)	572,160
875,000	Citizens Financial Group, Inc., 3.25%, due 04/30/30(f)	725,538
524,000	Cleveland Clinic Foundation (The), 4.86%, due 01/01/14(i)	488,631
187,000	CNA Financial Corp., 2.05%, due 08/15/30	152,776
197,000	CNO Financial Group, Inc., 5.25%, due 05/30/25	195,098
710,000	CNO Financial Group, Inc., 5.25%, due 05/30/29	687,174
91,000	CNX Resources Corp., 7.38%, due 01/15/31(f) 144A	89,739
18,000	Comcast Corp., 2.89%, due 11/01/51	12,304
429,000	Comcast Corp., 3.30%, due 04/01/27	412,606
1,007,000	Comcast Corp., 3.40%, due 04/01/30	942,014
5,000	Comcast Corp., 3.97%, due 11/01/47	4,211
5,000	Comcast Corp., 6.50%, due 11/15/35	5,757
600,000	Comision Federal de Electricidad, 4.69%, due 05/15/29 144A	538,716
969,000	CommonSpirit Health, 2.76%, due 10/01/24	939,549
357,000	CommonSpirit Health, 4.19%, due 10/01/49	292,244
350,000	Commonwealth Edison Co., 4.00%, due 03/01/48	298,280
200,000	Consensus Cloud Solutions, Inc., 6.50%, due 10/15/28 144A	166,040
65,000	Consolidated Edison Co. of New York, Inc., 4.30%, due 12/01/56	54,715
350,000	Consolidated Edison Co. of New York, Inc., 4.50%, due 12/01/45	312,606
385,000	Constellation Brands, Inc., 2.25%, due 08/01/31	316,535
141,000	Continental Resources, Inc., 4.50%, due 04/15/23	140,826

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
269,000	Continental Resources, Inc., 4.90%, due 06/01/44	208,591
332,000	Coruripe Netherlands BV, 10.00%, due 02/10/27 144A	234,060
571,000	CoStar Group, Inc., 2.80%, due 07/15/30 144A	479,053
970,000	Cox Communications, Inc., 2.60%, due 06/15/31 144A	801,916
2,971,000	Cox Communications, Inc., 3.35%, due 09/15/26 144A	2,828,016
320,000	Credit Agricole SA, 2.81%, due 01/11/41 144A	214,017
819,000	Credit Agricole SA, 3.25%, due 01/14/30 144A	687,792
250,000	Credit Agricole SA, 3.75%, due 04/24/23 144A	249,704
380,000	Credit Agricole SA, 7.88% (5 yr. USD swap + 4.90%)(d)(f)(h) 144A	373,916
861,000	Credit Suisse AG, 7.95%, due 01/09/25	876,291
248,000	Crown Castle, Inc. REIT, 3.80%, due 02/15/28	235,525
270,000	CSC Holdings LLC, 3.38%, due 02/15/31(f) 144A	187,029
247,000	CSI Compressco, LP/CSI Compressco Finance, Inc., 7.50%, due 04/01/25(f) 144A	235,579
72,000	CSI Compressco, LP/CSI Compressco Finance, Inc., 7.50%, due 04/01/25 144A	68,671
234,364	CSI Compressco, LP/CSI Compressco Finance, Inc., 10.00% (10.00% Cash or 7.25% plus 3.50% PIK), due 04/01/26 144A	204,715
124,000	CVS Health Corp., 3.75%, due 04/01/30	116,103
88,000	CVS Health Corp., 3.88%, due 07/20/25	86,460
470,000	CVS Health Corp., 4.78%, due 03/25/38	448,377
451,000	CVS Health Corp., 5.05%, due 03/25/48	422,348
130,000	CVS Health Corp., 5.13%, due 07/20/45	123,438
1,021,105	CVS Pass-Through Trust, 5.77%, due 01/10/33 144A	1,031,019
540,480	CVS Pass-Through Trust, 6.94%, due 01/10/30	557,422
1,517,905	CVS Pass-Through Trust, 7.51%, due 01/10/32 144A	1,636,399
461,000	DAE Funding LLC, 2.63%, due 03/20/25 144A	434,073
375,000	Dana, Inc., 4.50%, due 02/15/32	296,404
445,000	Danske Bank AS, 6.47% (1 yr. CMT + 2.10%), due 01/09/26(d) 144A	445,715
494,000	DaVita, Inc., 3.75%, due 02/15/31 144A	390,122
481,000	DaVita, Inc., 4.63%, due 06/01/30 144A	411,014
273,000	DCP Midstream Operating, LP, 5.85% (3 mo. USD LIBOR + 3.85%), due 05/21/43(d) 144A	267,075
77,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 02/01/28 144A	69,202
386,000	Dell International LLC/EMC Corp., 5.30%, due 10/01/29	389,188
224,000	Dell International LLC/EMC Corp., 5.85%, due 07/15/25	227,775
1,231,546	Delta Air Lines Pass Through Trust, 2.00%, due 12/10/29	1,085,311
834,000	Delta Air Lines, Inc., 2.90%, due 10/28/24	798,772
85,000	Delta Air Lines, Inc., 3.80%, due 04/19/23	84,958
418,000	Delta Air Lines, Inc., 4.38%, due 04/19/28(f)	388,780
78,833	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.50%, due 10/20/25 144A	77,559
488,525	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, due 10/20/28 144A	471,841
427,000	Deutsche Bank AG, 2.31% (SOFR + 1.22%), due 11/16/27(d)	362,328
573,000	Deutsche Bank AG, 3.74% (SOFR + 2.26%), due 01/07/33(d)	415,073
327,000	Diamondback Energy, Inc., 3.13%, due 03/24/31(f)	283,771
865,000	Diamondback Energy, Inc., 3.25%, due 12/01/26	820,132
373,000	Digital Realty Trust, LP REIT, 3.60%, due 07/01/29(f)	335,409
1,121,000	Digital Realty Trust, LP REIT, 3.70%, due 08/15/27	1,035,770
158,000	Discover Financial Services, 4.10%, due 02/09/27	149,659
587,000	Dollar Tree, Inc., 4.20%, due 05/15/28	571,945
115,000	Dominion Energy, Inc., 2.85%, due 08/15/26	107,942
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
311,000	Dominion Energy, Inc., 3.38%, due 04/01/30	282,976
285,000	DPL, Inc., 4.13%, due 07/01/25	272,567
850,000	DTE Electric Co., 2.25%, due 03/01/30	738,314
1,595,038	DTE Electric Securitization Funding I LLC, 2.64%, due 12/01/27	1,531,050
1,740,000	DTE Energy Co., 1.05%, due 06/01/25	1,600,072
411,000	Duke Energy Carolinas LLC, 3.95%, due 03/15/48	343,237
420,000	Duke Energy Florida LLC, 3.40%, due 10/01/46	321,270
220,000	Duke Energy Ohio, Inc., 5.25%, due 04/01/33	226,524
195,000	Duke Energy Progress LLC, 3.70%, due 10/15/46(f)	152,508
617,000	eBay, Inc., 2.70%, due 03/11/30(f)	541,047
213,000	Ecopetrol SA, 6.88%, due 04/29/30	196,501
167,000	Edgewell Personal Care Co., 4.13%, due 04/01/29 144A	146,500
152,000	Edgewell Personal Care Co., 5.50%, due 06/01/28 144A	145,830
546,000	EIG Pearl Holdings SARL, 3.55%, due 08/31/36 144A	468,572
190,000	El Paso Natural Gas Co. LLC, 8.38%, due 06/15/32(f)	221,955
300,000	Elevance Health, Inc., 3.60%, due 03/15/51	233,991
5,000	Elevance Health, Inc., 5.10%, due 01/15/44	4,898
42,000	Embraer Netherlands Finance BV, 5.05%, due 06/15/25	40,660
250,000	Embraer Overseas, Ltd., 5.70%, due 09/16/23 144A	249,827
523,000	Emera US Finance, LP, 3.55%, due 06/15/26	498,880
457,000	Enbridge, Inc., 5.50% (3 mo. USD LIBOR + 3.42%), due 07/15/77(d)	402,905
560,000	Enbridge, Inc., 5.75% (5 yr. CMT + 5.31%), due 07/15/80(d)	499,558
442,000	Enbridge, Inc., 6.25% (3 mo. USD LIBOR + 3.64%), due 03/01/78(d)	402,289
148,000	Encompass Health Corp., 4.50%, due 02/01/28	138,105
126,000	Encompass Health Corp., 4.63%, due 04/01/31	110,187
225,000	Endeavor Energy Resources, LP/EER Finance, Inc., 5.75%, due 01/30/28 144A	223,535
230,000	Energean Israel Finance, Ltd., 4.50%, due 03/30/24(j) 144A	225,544
365,000	Energean Israel Finance, Ltd., 4.88%, due 03/30/26(j) 144A	338,994
106,000	Energean Israel Finance, Ltd., 5.38%, due 03/30/28(j) 144A	95,135
185,000	Energean Israel Finance, Ltd., 5.88%, due 03/30/31(j) 144A	162,569
302,000	Energy Transfer, LP, 4.20%, due 04/15/27	289,717
580,000	Energy Transfer, LP, 5.15%, due 03/15/45	505,936
1,138,000	Energy Transfer, LP, 5.25%, due 04/15/29	1,134,742
150,000	Energy Transfer, LP, 5.30%, due 04/01/44	132,989
450,000	Energy Transfer, LP, 5.30%, due 04/15/47	395,148
677,000	Energy Transfer, LP, 5.40%, due 10/01/47	602,782
1,352,000	Energy Transfer, LP, 5.50%, due 06/01/27	1,367,721
340,000	Energy Transfer, LP, 6.25%, due 04/15/49	337,486
817,000	Energy Transfer, LP, 6.50% (5 yr. CMT + 5.69%)(d)(h)	721,002
330,000	Enova International, Inc., 8.50%, due 09/15/25(f) 144A	313,188
1,100,000	Enterprise Products Operating LLC, 4.90%, due 05/15/46	1,015,645
939,000	Enterprise Products Operating LLC, 5.25% (3 mo. USD LIBOR + 3.03%), due 08/16/77(d)	796,385
80,000	EQM Midstream Partners, LP, 7.50%, due 06/01/27 144A	80,398
56,000	EQM Midstream Partners, LP, 7.50%, due 06/01/30 144A	54,316
115,000	EQT Corp., 5.68%, due 10/01/25	114,777
375,000	Equifax, Inc., 5.10%, due 12/15/27	377,596
460,000	Essential Utilities, Inc., 2.70%, due 04/15/30	398,102
925,000	Essex Portfolio, LP REIT, 1.70%, due 03/01/28(f)	796,008

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
1,320,000	Eversource Energy, 2.90%, due 10/01/24	1,273,694
1,250,000	Eversource Energy, 2.90%, due 03/01/27	1,167,177
1,066,000	Exelon Corp., 3.35%, due 03/15/32	950,520
285,000	Exelon Corp., 4.70%, due 04/15/50	258,783
1,128,000	Exelon Corp., 5.10%, due 06/15/45	1,069,065
265,000	Expedia Group, Inc., 2.95%, due 03/15/31	221,366
509,000	Expedia Group, Inc., 4.63%, due 08/01/27	499,281
632,000	Expedia Group, Inc., 5.00%, due 02/15/26	629,644
133,000	Extra Space Storage, LP REIT, 5.70%, due 04/01/28	133,995
1,000,000	Fairfax Financial Holdings, Ltd., 5.63%, due 08/16/32 144A	983,957
600,000	Falabella SA, 4.38%, due 01/27/25 144A	579,414
1,328,000	Ferguson Finance Plc, 3.25%, due 06/02/30 144A	1,154,225
2,130,000	Ferguson Finance Plc, 4.50%, due 10/24/28 144A	2,044,741
219,000	Fifth Third Bancorp, 5.10% (3 mo. USD LIBOR + 3.03%)(d)(h)	190,205
184,000	First Quantum Minerals, Ltd., 6.88%, due 03/01/26(f) 144A	178,661
289,000	First Quantum Minerals, Ltd., 6.88%, due 10/15/27 144A	278,871
200,000	First Quantum Minerals, Ltd., 7.50%, due 04/01/25(f) 144A	200,036
194,000	FirstEnergy Corp., 2.65%, due 03/01/30	165,215
117,000	FirstEnergy Corp., 3.40%, due 03/01/50	80,394
1,815,000	Florida Power & Light Co., 2.45%, due 02/03/32	1,551,160
270,000	Flowserve Corp., 3.50%, due 10/01/30(f)	233,993
196,000	Ford Motor Co., 3.25%, due 02/12/32	154,324
175,000	Ford Motor Co., 4.75%, due 01/15/43	134,439
253,000	Ford Motor Credit Co. LLC, 4.00%, due 11/13/30	215,330
1,280,000	Ford Motor Credit Co. LLC, 4.13%, due 08/04/25	1,219,464
606,000	Ford Motor Credit Co. LLC, 4.13%, due 08/17/27	556,069
720,000	Ford Motor Credit Co. LLC, 5.11%, due 05/03/29	676,948
273,000	Freedom Mortgage Corp., 8.13%, due 11/15/24 144A	263,056
493,000	Freeport-McMoRan, Inc., 4.25%, due 03/01/30	456,563
364,000	Freeport-McMoRan, Inc., 4.63%, due 08/01/30	344,245
584,000	Freeport-McMoRan, Inc., 5.45%, due 03/15/43	546,925
826,000	Fresenius Medical Care US Finance III, Inc., 2.38%, due 02/16/31 144A	621,708
163,000	Full House Resorts, Inc., 8.25%, due 02/15/28(f) 144A	148,477
1,463,000	GA Global Funding Trust, 3.85%, due 04/11/25 144A	1,417,947
100,000	Gap, Inc. (The), 3.63%, due 10/01/29(f) 144A	71,420
100,000	Gap, Inc. (The), 3.88%, due 10/01/31(f) 144A	69,477
483,000	Gartner, Inc., 4.50%, due 07/01/28 144A	458,930
348,000	GCI LLC, 4.75%, due 10/15/28 144A	300,625
91,000	GEMS MENASA Cayman, Ltd./GEMS Education Delaware LLC, 7.13%, due 07/31/26 144A	88,575
440,000	General Motors Co., 5.00%, due 04/01/35	404,961
596,000	General Motors Co., 5.40%, due 10/15/29	591,208
213,000	General Motors Co., 5.40%, due 04/01/48	183,177
450,000	General Motors Co., 6.25%, due 10/02/43	433,197
1,736,000	General Motors Financial Co., Inc., 2.40%, due 10/15/28	1,486,289
230,000	General Motors Financial Co., Inc., 2.70%, due 06/10/31	184,437
605,000	General Motors Financial Co., Inc., 2.90%, due 02/26/25	577,839
200,000	General Motors Financial Co., Inc., 3.10%, due 01/12/32	163,130
1,474,000	General Motors Financial Co., Inc., 3.60%, due 06/21/30	1,292,616
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
878,000	General Motors Financial Co., Inc., 6.00%, due 01/09/28	899,159
337,000	Global Infrastructure Solutions, Inc., 5.63%, due 06/01/29 144A	278,392
325,000	Globo Comunicacao e Participacoes SA, 4.88%, due 01/22/30 144A	259,150
239,000	GLP Capital, LP/GLP Financing II, Inc. REIT, 3.25%, due 01/15/32	194,130
211,000	GLP Capital, LP/GLP Financing II, Inc. REIT, 4.00%, due 01/15/30	187,364
1,000,000	GLP Capital, LP/GLP Financing II, Inc. REIT, 4.00%, due 01/15/31	858,710
589,000	GLP Capital, LP/GLP Financing II, Inc. REIT, 5.38%, due 04/15/26	572,157
1,350,000	Goldman Sachs Group, Inc. (The), 0.86% (SOFR + 0.61%), due 02/12/26(d)	1,236,655
975,000	Goldman Sachs Group, Inc. (The), 1.43% (SOFR + 0.80%), due 03/09/27(d)	873,359
1,100,000	Goldman Sachs Group, Inc. (The), 1.54% (SOFR + 0.82%), due 09/10/27(d)	968,589
720,000	Goldman Sachs Group, Inc. (The), 2.38% (SOFR + 1.25%), due 07/21/32(d)	585,032
1,425,000	Goldman Sachs Group, Inc. (The), 2.62% (SOFR + 1.28%), due 04/22/32(d)	1,187,901
566,000	Goldman Sachs Group, Inc. (The), 2.65% (SOFR + 1.26%), due 10/21/32(d)	468,050
890,000	Goldman Sachs Group, Inc. (The), 3.10% (SOFR + 1.41%), due 02/24/33(d)	764,986
1,200,000	Goldman Sachs Group, Inc. (The), 3.27% (3 mo. USD LIBOR + 1.20%), due 09/29/25(d)	1,164,901
140,000	Goldman Sachs Group, Inc. (The), 3.50%, due 01/23/25	136,102
85,000	Goldman Sachs Group, Inc. (The), 3.75%, due 02/25/26	82,690
1,131,000	Goldman Sachs Group, Inc. (The), 3.80%, due 03/15/30	1,054,447
815,000	Goldman Sachs Group, Inc. (The), 3.81% (3 mo. USD LIBOR + 1.16%), due 04/23/29(d)	766,264
325,000	Goldman Sachs Group, Inc. (The), 3.85%, due 01/26/27	313,808
370,000	Graphic Packaging International LLC, 3.50%, due 03/01/29 144A	320,856
275,000	Graphic Packaging International LLC, 4.13%, due 08/15/24	268,861
200,000	Greensaif Pipelines Bidco Sarl, 6.13%, due 02/23/38 144A	205,939
225,000	Greensaif Pipelines Bidco Sarl, 6.51%, due 02/23/42 144A	237,378
120,000	Group 1 Automotive, Inc., 4.00%, due 08/15/28 144A	105,804
500,000	H&E Equipment Services, Inc., 3.88%, due 12/15/28 144A	438,750
410,000	HCA, Inc., 4.38%, due 03/15/42 144A	345,200
418,000	HCA, Inc., 5.25%, due 04/15/25	418,001
332,000	HCA, Inc., 5.25%, due 06/15/26	332,493
25,000	HCA, Inc., 5.38%, due 02/01/25	25,027
275,000	HCA, Inc., (MTN), 7.75%, due 07/15/36	308,808
646,000	Healthpeak Properties, Inc. REIT, 3.25%, due 07/15/26	614,263
89,000	Hess Midstream Operations, LP, 4.25%, due 02/15/30 144A	79,592
43,000	Hess Midstream Operations, LP, 5.50%, due 10/15/30 144A	40,048
150,000	Hilcorp Energy I, LP/Hilcorp Finance Co., 6.00%, due 04/15/30 144A	138,510
200,000	Hilcorp Energy I, LP/Hilcorp Finance Co., 6.25%, due 04/15/32 144A	185,228
167,000	Hillenbrand, Inc., 3.75%, due 03/01/31	139,697
247,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 4.88%, due 07/01/31 144A	211,163
312,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 5.00%, due 06/01/29 144A	277,451
777,000	Home Depot, Inc. (The), 3.30%, due 04/15/40	646,754
588,000	Home Depot, Inc. (The), 3.63%, due 04/15/52	474,014
597,000	Host Hotels & Resorts, LP REIT, 3.38%, due 12/15/29	505,678
350,000	Host Hotels & Resorts, LP REIT, 3.50%, due 09/15/30	296,019
260,000	Host Hotels & Resorts, LP REIT, 4.50%, due 02/01/26	252,371
1,368,000	HSBC Holdings Plc, 7.39% (SOFR + 3.35%), due 11/03/28(d)	1,457,181
69,000	Hudbay Minerals, Inc., 4.50%, due 04/01/26 144A	63,799
368,000	Huntington Ingalls Industries, Inc., 4.20%, due 05/01/30	344,779

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
390,000	Huntsman International LLC, 2.95%, due 06/15/31	320,733
870,000	Huntsman International LLC, 4.50%, due 05/01/29	817,795
248,000	Hyatt Hotels Corp., 6.00%, due 04/23/30(e)	252,041
226,000	Hyundai Capital America, 1.80%, due 10/15/25 144A	207,425
235,000	Hyundai Capital America, 2.38%, due 10/15/27 144A	207,880
20,000	IHS Markit, Ltd., 4.75%, due 08/01/28	19,833
126,000	Infor, Inc., 1.75%, due 07/15/25 144A	115,253
200,000	Instituto Costarricense de Electricidad, 6.38%, due 05/15/43(f) 144A	162,500
120,000	Intel Corp., 5.63%, due 02/10/43	123,083
223,000	Intesa Sanpaolo SpA, 4.20% (1 yr. CMT + 2.60%), due 06/01/32(d) 144A	162,479
80,000	IPALCO Enterprises, Inc., 4.25%, due 05/01/30	73,708
106,000	Iron Mountain Information Management Services, Inc. REIT, 5.00%, due 07/15/32 144A	91,126
210,000	Iron Mountain, Inc. REIT, 4.88%, due 09/15/29 144A	188,975
221,000	Iron Mountain, Inc. REIT, 5.25%, due 07/15/30 144A	199,481
125,000	Jacobs Entertainment, Inc., 6.75%, due 02/15/29 144A	109,326
107,000	JB Poindexter & Co., Inc., 7.13%, due 04/15/26 144A	100,432
1,050,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.00%, due 02/02/29 144A	897,146
347,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.63%, due 01/15/32(f) 144A	287,913
95,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, due 12/01/31 144A	78,523
222,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.13%, due 02/01/28 144A	214,808
605,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.75%, due 04/01/33 144A	579,287
325,570	JetBlue Pass Through Trust, 2.75%, due 11/15/33	275,905
2,000,000	JPMorgan Chase & Co., 2.07% (SOFR + 1.02%), due 06/01/29(d)	1,736,813
709,000	JPMorgan Chase & Co., 2.52% (SOFR + 2.04%), due 04/22/31(d)	606,530
460,000	JPMorgan Chase & Co., 2.58% (SOFR + 1.25%), due 04/22/32(d)	387,391
405,000	JPMorgan Chase & Co., 2.96% (SOFR + 1.26%), due 01/25/33(d)	346,629
790,000	JPMorgan Chase & Co., 2.96% (SOFR + 2.52%), due 05/13/31(d)	683,367
3,605,000	JPMorgan Chase & Co., 3.78% (3 mo. USD LIBOR + 1.34%), due 02/01/28(d)	3,450,463
625,000	JPMorgan Chase & Co., 3.96% (3 mo. USD LIBOR + 1.38%), due 11/15/48(d)	518,564
585,000	JPMorgan Chase & Co., 4.00% (3 mo. TSFR + 2.75%)(d)(f)(h)	521,294
340,000	JPMorgan Chase & Co., 4.01% (3 mo. USD LIBOR + 1.12%), due 04/23/29(d)	325,221
2,450,000	JPMorgan Chase & Co., 4.20% (3 mo. USD LIBOR + 1.26%), due 07/23/29(d)	2,368,673
1,207,000	JPMorgan Chase & Co., 4.49% (3 mo. TSFR + 3.79%), due 03/24/31(d)	1,173,649
551,000	JPMorgan Chase & Co., 4.60% (3 mo. TSFR + 3.13%)(d)(h)	513,807
180,000	JPMorgan Chase & Co., 5.00% (3 mo. TSFR + 3.38%)(d)(h)	172,930
843,000	JPMorgan Chase & Co., 6.75% (3 mo. USD LIBOR + 3.78%)(d)(f)(h)	846,461
92,000	JW Aluminum Continuous Cast Co., 10.25%, due 06/01/26 144A	92,588
780,000	Kaiser Foundation Hospitals, 2.81%, due 06/01/41	571,877
200,000	KazMunayGas National Co. JSC, 4.75%, due 04/24/25 144A	194,265
81,000	KB Home, 7.25%, due 07/15/30	82,254
383,000	Kinder Morgan Energy Partners, LP, 7.75%, due 03/15/32	436,293
640,000	Kinder Morgan, Inc., 3.60%, due 02/15/51	454,459
991,000	KKR Group Finance Co. II LLC, 5.50%, due 02/01/43(f) 144A	941,210
257,000	KKR Group Finance Co. VII LLC, 3.63%, due 02/25/50 144A	177,667
283,000	KKR Group Finance Co. X LLC, 3.25%, due 12/15/51 144A	179,027
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
335,000	KLA Corp., 4.10%, due 03/15/29	330,060
1,024,000	Kraft Heinz Foods Co., 4.38%, due 06/01/46	893,015
228,000	Kraft Heinz Foods Co., 4.88%, due 10/01/49	212,087
244,000	Kraft Heinz Foods Co., 5.00%, due 06/04/42	234,229
115,000	Kraft Heinz Foods Co., 5.20%, due 07/15/45	111,609
397,000	Lam Research Corp., 2.88%, due 06/15/50	280,593
100,000	Lamb Weston Holdings, Inc., 4.13%, due 01/31/30 144A	91,595
325,000	Lamb Weston Holdings, Inc., 4.38%, due 01/31/32 144A	295,038
450,000	Lazard Group LLC, 4.38%, due 03/11/29	429,539
470,000	Lehman Brothers Holdings Capital Trust VII, (MTN), 5.86% (3 mo. USD LIBOR + 0.84%)(d)(g)(h)(k)(l)	—
890,000	Lehman Brothers Holdings, Inc., 6.50%, due 07/19/17(g)(k)(l)	—
270,000	Lehman Brothers Holdings, Inc., (MTN), 6.75%, due 12/28/17(g)(k)(l)	—
360,000	Level 3 Financing, Inc., 3.40%, due 03/01/27 144A	285,063
511,000	Leviathan Bond, Ltd., 6.50%, due 06/30/27(j) 144A	491,837
69,000	Leviathan Bond, Ltd., 6.75%, due 06/30/30(j) 144A	64,691
230,000	Liberty Mutual Group, Inc., 3.95%, due 10/15/50 144A	174,830
329,000	Liberty Mutual Group, Inc., 4.13% (5 yr. CMT + 3.32%), due 12/15/51(d) 144A	264,605
254,000	Liberty Mutual Group, Inc., 4.25%, due 06/15/23 144A	252,618
2,679,000	Liberty Mutual Group, Inc., 4.57%, due 02/01/29(f) 144A	2,583,172
2,434,000	Lincoln National Corp., 3.40%, due 01/15/31(f)	1,992,082
129,000	Lithia Motors, Inc., 3.88%, due 06/01/29(f) 144A	111,748
129,000	Lithia Motors, Inc., 4.38%, due 01/15/31 144A	111,283
64,000	Lithia Motors, Inc., 4.63%, due 12/15/27 144A	59,600
1,150,000	Lloyds Banking Group Plc, 2.44% (1 yr. CMT + 1.00%), due 02/05/26(d)	1,079,161
1,455,000	Lloyds Banking Group Plc, 4.45%, due 05/08/25	1,416,332
421,000	Lloyds Banking Group Plc, 7.50% (5 yr. USD swap + 4.76%)(d)(h)	398,312
712,000	Lockheed Martin Corp., 2.80%, due 06/15/50(f)	517,746
386,000	Lowe's Cos., Inc., 3.70%, due 04/15/46	295,668
953,000	Lowe's Cos., Inc., 5.63%, due 04/15/53(f)	957,574
284,000	LSC Communication Escrow, Inc., 8.75%, due 10/15/23(g)(k)(l)	324
720,000	Lubrizol Corp. (The), 6.50%, due 10/01/34	863,794
150,000	LYB International Finance BV, 4.88%, due 03/15/44	132,650
360,000	LYB International Finance III LLC, 4.20%, due 05/01/50	282,071
168,000	M&T Bank Corp., 5.13% (3 mo. USD LIBOR + 3.52%)(d)(h)	126,563
320,000	Macquarie Bank, Ltd., 3.62%, due 06/03/30 144A	276,432
416,000	Macquarie Bank, Ltd., 4.88%, due 06/10/25 144A	409,765
943,000	Macquarie Group, Ltd., 1.34% (SOFR + 1.07%), due 01/12/27(d) 144A	842,177
149,000	Macy's Retail Holdings LLC, 5.88%, due 04/01/29(f) 144A	137,998
64,000	Macy's Retail Holdings LLC, 5.88%, due 03/15/30 144A	56,878
177,000	Macy's Retail Holdings LLC, 6.13%, due 03/15/32(f) 144A	155,971
55,000	Magellan Midstream Partners, LP, 4.25%, due 09/15/46	43,850
200,000	Magellan Midstream Partners, LP, 5.15%, due 10/15/43	181,189
955,000	Manulife Financial Corp., 3.70%, due 03/16/32(f)	879,774
420,000	MARB BondCo Plc, 3.95%, due 01/29/31 144A	319,725
458,000	Marriott International, Inc., 4.63%, due 06/15/30	444,920
960,000	Marriott International, Inc., 5.00%, due 10/15/27	962,715
400,000	Martin Marietta Materials, Inc., 2.50%, due 03/15/30	340,119
733,000	Marvell Technology, Inc., 2.45%, due 04/15/28	642,361

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
175,000	Masonite International Corp., 3.50%, due 02/15/30 144A	145,326
460,000	Massachusetts Institute of Technology, 4.68%, due 07/01/14(i)	425,537
1,255,000	Massachusetts Mutual Life Insurance Co., 3.38%, due 04/15/50 144A	921,748
915,000	Massachusetts Mutual Life Insurance Co., 5.67%, due 12/01/52 144A	935,644
224,000	MasTec, Inc., 4.50%, due 08/15/28(f) 144A	207,244
132,000	Match Group Holdings II LLC, 3.63%, due 10/01/31(f) 144A	107,567
162,000	Match Group Holdings II LLC, 4.13%, due 08/01/30 144A	139,698
195,000	Mauser Packaging Solutions Holding Co., 7.88%, due 08/15/26 144A	195,176
300,084	MC Brazil Downstream Trading SARL, 7.25%, due 06/30/31 144A	236,091
900,000	McDonald's Corp., (MTN), 4.20%, due 04/01/50	794,776
202,000	MDC Holdings, Inc., 2.50%, due 01/15/31	157,292
475,000	MetLife, Inc., 6.40%, due 12/15/36	460,230
3,677,000	Metropolitan Life Global Funding I, 3.30%, due 03/21/29 144A	3,428,392
200,000	Mexico City Airport Trust, 5.50%, due 07/31/47(f) 144A	154,200
638,000	MGM Resorts International, 4.75%, due 10/15/28	594,730
426,000	Michaels Cos, Inc. (The), 5.25%, due 05/01/28 144A	355,484
394,000	Michaels Cos, Inc. (The), 7.88%, due 05/01/29(f) 144A	276,172
1,430,000	Micron Technology, Inc., 4.19%, due 02/15/27	1,384,682
1,346,000	Micron Technology, Inc., 5.33%, due 02/06/29	1,355,004
100,000	MidAmerican Energy Co., 4.25%, due 07/15/49	89,579
825,000	Mid-Atlantic Interstate Transmission LLC, 4.10%, due 05/15/28 144A	797,848
483,000	Midwest Connector Capital Co. LLC, 3.90%, due 04/01/24 144A	474,680
308,000	Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, due 05/01/29 144A	268,107
234,900	Millicom International Cellular SA, 6.25%, due 03/25/29 144A	217,212
300,000	Mohegan Gaming & Entertainment, 8.00%, due 02/01/26 144A	274,792
950,000	Moody's Corp., 3.25%, due 05/20/50	688,551
1,529,000	Morgan Stanley, 2.19% (SOFR + 1.99%), due 04/28/26(d)	1,435,393
710,000	Morgan Stanley, 2.48% (SOFR + 1.36%), due 09/16/36(d)	539,847
1,478,000	Morgan Stanley, 2.94% (SOFR + 1.29%), due 01/21/33(d)(f)	1,253,273
945,000	Morgan Stanley, 3.59% (3 mo. USD LIBOR + 1.34%), due 07/22/28(d)	893,336
947,000	Morgan Stanley, 4.21% (SOFR + 1.61%), due 04/20/28(d)	920,077
520,000	Morgan Stanley, 6.34% (SOFR + 2.56%), due 10/18/33(d)	568,395
1,938,000	Morgan Stanley, (MTN), 2.24% (SOFR + 1.18%), due 07/21/32(d)	1,556,381
785,000	Morgan Stanley, (MTN), 2.70% (SOFR + 1.14%), due 01/22/31(d)	676,625
1,301,000	Morgan Stanley, (MTN), 3.13%, due 07/27/26	1,233,155
1,311,000	Morgan Stanley, (MTN), 3.62% (SOFR + 3.12%), due 04/01/31(d)	1,199,763
620,000	Morgan Stanley, (MTN), 3.77% (3 mo. USD LIBOR + 1.14%), due 01/24/29(d)	587,690
419,000	Morgan Stanley, (MTN), 3.88%, due 01/27/26	409,185
809,000	Motorola Solutions, Inc., 2.30%, due 11/15/30	657,959
624,000	Motorola Solutions, Inc., 2.75%, due 05/24/31	515,702
207,000	Motorola Solutions, Inc., 4.60%, due 05/23/29	201,509
385,000	MPLX, LP, 4.00%, due 03/15/28	368,723
87,000	MPLX, LP, 4.13%, due 03/01/27	84,402
297,000	MPLX, LP, 4.25%, due 12/01/27	287,806
250,000	MPLX, LP, 4.50%, due 04/15/38	222,440
355,000	MPLX, LP, 4.70%, due 04/15/48	298,663
290,000	MPLX, LP, 4.95%, due 09/01/32	283,805
257,000	MPLX, LP, 5.00%, due 03/01/33	251,626
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
25,000	MPLX, LP, 5.20%, due 03/01/47	22,434
250,000	MPT Operating Partnership, LP/MPT Finance Corp. REIT, 3.50%, due 03/15/31	168,525
300,000	MPT Operating Partnership, LP/MPT Finance Corp. REIT, 5.00%, due 10/15/27(f)	247,081
330,000	MSCI, Inc., 3.63%, due 11/01/31 144A	282,929
145,000	MTN Mauritius Investment, Ltd., 4.76%, due 11/11/24 144A	142,173
450,000	Mylan, Inc., 5.40%, due 11/29/43(f)	375,924
119,000	Nationstar Mortgage Holdings, Inc., 5.13%, due 12/15/30 144A	91,567
158,000	Nationstar Mortgage Holdings, Inc., 5.50%, due 08/15/28 144A	135,646
62,000	Nationstar Mortgage Holdings, Inc., 6.00%, due 01/15/27 144A	56,324
265,000	NatWest Group Plc, 3.75% (5 yr. CMT + 2.10%), due 11/01/29(d)	248,652
210,000	NatWest Group Plc, 5.08% (3 mo. USD LIBOR + 1.91%), due 01/27/30(d)(f)	204,397
430,000	NatWest Group Plc, 6.00% (5 yr. CMT + 5.63%)(d)(h)	393,278
714,000	NatWest Markets Plc, 1.60%, due 09/29/26 144A	624,035
329,000	NBM US Holdings, Inc., 6.63%, due 08/06/29 144A	304,884
776,000	Netflix, Inc., 4.88%, due 04/15/28	772,818
439,000	Netflix, Inc., 4.88%, due 06/15/30 144A	437,494
59,000	Netflix, Inc., 5.38%, due 11/15/29 144A	59,996
617,000	Netflix, Inc., 5.88%, due 11/15/28	649,917
435,000	Newmont Corp., 2.25%, due 10/01/30	365,636
225,000	Newmont Corp., 2.80%, due 10/01/29	199,136
150,000	Newmont Corp., 5.45%, due 06/09/44	150,445
228,000	News Corp., 3.88%, due 05/15/29 144A	202,852
136,000	News Corp., 5.13%, due 02/15/32(f) 144A	127,703
661,000	NextEra Energy Capital Holdings, Inc., 2.25%, due 06/01/30	559,189
358,000	NextEra Energy Capital Holdings, Inc., 6.05%, due 03/01/25	364,380
342,000	NextEra Energy Operating Partners, LP, 3.88%, due 10/15/26 144A	318,864
75,000	NextEra Energy Operating Partners, LP, 4.50%, due 09/15/27 144A	71,695
552,000	Nippon Life Insurance Co., 2.75% (5 yr. CMT + 2.65%), due 01/21/51(d) 144A	438,803
311,000	NiSource, Inc., 3.60%, due 05/01/30	287,223
92,000	NiSource, Inc., 5.25%, due 03/30/28	93,659
239,000	Nissan Motor Acceptance Co. LLC, 1.13%, due 09/16/24 144A	223,535
247,000	Nissan Motor Acceptance Co. LLC, 1.85%, due 09/16/26 144A	213,936
245,000	Nissan Motor Acceptance Co. LLC, 2.00%, due 03/09/26 144A	217,267
200,000	Nomura Holdings, Inc., 2.61%, due 07/14/31	157,238
970,000	Norfolk Southern Corp., 4.84%, due 10/01/41	912,048
195,000	Northern States Power Co., 3.60%, due 09/15/47	157,125
942,000	Northrop Grumman Corp., 5.25%, due 05/01/50	976,985
300,000	NOVA Chemicals Corp., 4.88%, due 06/01/24 144A	296,325
621,000	Novelis Corp., 4.75%, due 01/30/30 144A	571,320
531,000	NRG Energy, Inc., 2.45%, due 12/02/27 144A	454,713
50,000	NRG Energy, Inc., 3.38%, due 02/15/29 144A	41,456
194,000	NRG Energy, Inc., 3.63%, due 02/15/31 144A	155,774
539,000	NRG Energy, Inc., 3.88%, due 02/15/32 144A	431,788
312,000	NRG Energy, Inc., 4.45%, due 06/15/29 144A	283,215
125,000	NRG Energy, Inc., 5.25%, due 06/15/29(f) 144A	116,221
525,000	NRG Energy, Inc., 5.75%, due 01/15/28(f)	515,655
402,000	NRG Energy, Inc., 7.00%, due 03/15/33 144A	416,840
316,000	NRG Energy, Inc., 10.25% (5 yr. CMT + 5.92%)(d)(h) 144A	302,271
250,000	NSTAR Electric Co., 3.10%, due 06/01/51	179,463

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
315,000	Nutrien, Ltd., 4.90%, due 06/01/43	290,004
2,136,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, due 05/01/25	2,028,332
715,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.88%, due 06/18/26	690,902
262,000	Occidental Petroleum Corp., 6.45%, due 09/15/36	275,755
215,000	Occidental Petroleum Corp., 6.60%, due 03/15/46	226,287
3,517,000	Occidental Petroleum Corp., 6.85%, due 10/10/36(m)	1,798,805
256,000	OCI NV, 6.70%, due 03/16/33 144A	255,646
150,000	OneMain Finance Corp., 6.63%, due 01/15/28	137,670
129,000	OneMain Finance Corp., 6.88%, due 03/15/25	125,130
200,000	OneMain Finance Corp., 8.25%, due 10/01/23	200,810
655,000	ONEOK, Inc., 3.10%, due 03/15/30	572,978
390,000	ONEOK, Inc., 4.45%, due 09/01/49	303,419
200,000	ONEOK, Inc., 4.95%, due 07/13/47	167,934
1,200,000	Oracle Corp., 1.65%, due 03/25/26	1,102,951
964,000	Oracle Corp., 2.95%, due 04/01/30	851,522
1,106,000	Oracle Corp., 3.95%, due 03/25/51	833,882
790,000	Oracle Corp., 4.90%, due 02/06/33	774,107
425,000	Organon & Co./Organon Foreign Debt Co-Issuer BV, 4.13%, due 04/30/28 144A	388,879
342,000	Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.13%, due 04/30/31 144A	303,894
208,000	Oriflame Investment Holding Plc, 5.13%, due 05/04/26 144A	126,880
63,000	Ovintiv, Inc., 7.20%, due 11/01/31	67,174
62,000	Owens Corning, 3.88%, due 06/01/30	57,462
471,000	Owens Corning, 3.95%, due 08/15/29	444,311
350,000	Owens Corning, 4.30%, due 07/15/47	288,267
110,000	Owens-Brockway Glass Container, Inc., 6.63%, due 05/13/27(f) 144A	110,242
330,000	Pacific Gas & Electric Co., 6.70%, due 04/01/53	339,862
265,000	PacifiCorp, 2.70%, due 09/15/30(f)	234,419
195,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, due 10/15/28 144A	170,671
463,000	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, due 10/15/27 144A	416,337
197,000	Parkland Corp., 4.50%, due 10/01/29 144A	175,285
190,000	Parkland Corp., 4.63%, due 05/01/30 144A	169,192
415,000	PECO Energy Co., 3.05%, due 03/15/51(f)	295,642
205,000	PECO Energy Co., 3.70%, due 09/15/47	166,395
580,000	Pennsylvania Electric Co., 3.60%, due 06/01/29 144A	541,985
76,000	Petroleos Mexicanos, 6.35%, due 02/12/48	46,797
270,000	Petroleos Mexicanos, 6.50%, due 03/13/27	245,610
255,000	Petroleos Mexicanos, 6.50%, due 06/02/41	170,282
338,000	Petroleos Mexicanos, 6.75%, due 09/21/47	219,974
380,000	Petroleos Mexicanos, 6.88%, due 08/04/26	361,112
233,000	Petroleos Mexicanos, 8.75%, due 06/02/29	216,913
2,275,997	PG&E Wildfire Recovery Funding LLC, 3.59%, due 06/01/32	2,175,103
827,000	PG&E Wildfire Recovery Funding LLC, 4.26%, due 06/01/38	801,696
2,169,000	PG&E Wildfire Recovery Funding LLC, 4.72%, due 06/01/39	2,172,183
797,000	Phillips 66 Co., 3.61%, due 02/15/25 144A	774,774
145,000	Piedmont Natural Gas Co., Inc., 3.50%, due 06/01/29	134,811
575,000	Pilgrim's Pride Corp., 5.88%, due 09/30/27 144A	572,073
855,000	Plains All American Pipeline, LP/PAA Finance Corp., 3.55%, due 12/15/29	765,367
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
63,000	PNC Financial Services Group, Inc. (The), 3.15%, due 05/19/27	58,904
722,000	PNC Financial Services Group, Inc. (The), 3.40% (5 yr. CMT + 2.60%)(d)(h)	574,365
357,000	PNC Financial Services Group, Inc. (The), 4.85% (3 mo. USD LIBOR + 3.04%)(d)(h)	340,277
2,074,000	PNC Financial Services Group, Inc. (The), 5.35% (SOFR + 1.62%), due 12/02/28(d)(f)	2,091,432
364,000	PNC Financial Services Group, Inc. (The), 6.25% (7 yr. CMT + 2.81%)(d)(h)	339,430
699,000	PNC Financial Services Group, Inc. (The), 8.49% (3 mo. USD LIBOR + 3.68%)(d)(f)(h)	691,943
364,000	Popular, Inc., 7.25%, due 03/13/28	360,447
51,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, due 08/31/27 144A	45,770
136,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, due 01/15/28 144A	127,288
90,000	Providence St. Joseph Health Obligated Group, 2.75%, due 10/01/26	84,044
284,000	Prudential Financial, Inc., 5.13% (5 yr. CMT + 3.16%), due 03/01/52(d)	250,954
195,000	Public Service Electric & Gas Co., (MTN), 2.70%, due 05/01/50	132,621
445,000	Public Service Electric & Gas Co., (MTN), 3.00%, due 05/15/27	420,791
315,000	Public Service Electric & Gas Co., (MTN), 3.20%, due 05/15/29	289,304
1,700,000	Public Service Enterprise Group, Inc., 2.88%, due 06/15/24	1,654,370
515,000	Public Storage REIT, 2.25%, due 11/09/31	427,716
379,000	Puget Energy, Inc., 2.38%, due 06/15/28	334,166
900,000	QatarEnergy, 1.38%, due 09/12/26 144A	813,603
275,000	QatarEnergy, 2.25%, due 07/12/31 144A	234,013
282,000	Qorvo, Inc., 3.38%, due 04/01/31 144A	233,572
130,000	Radian Group, Inc., 4.50%, due 10/01/24	125,603
1,761,000	Raytheon Technologies Corp., 1.90%, due 09/01/31	1,438,930
120,000	Realty Income Corp. REIT, 2.85%, due 12/15/32	99,328
330,000	Realty Income Corp. REIT, 3.25%, due 01/15/31	291,095
305,000	Regal Rexnord Corp., 6.05%, due 02/15/26 144A	306,653
262,000	Regal Rexnord Corp., 6.40%, due 04/15/33 144A	262,474
408,000	Renesas Electronics Corp., 1.54%, due 11/26/24 144A	381,183
340,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, due 04/16/29(f) 144A	262,858
346,000	RHP Hotel Properties, LP/RHP Finance Corp. REIT, 4.50%, due 02/15/29(f) 144A	312,947
405,000	Roper Technologies, Inc., 1.40%, due 09/15/27	351,405
217,000	Royalty Pharma Plc, 1.75%, due 09/02/27	188,181
415,000	RPM International, Inc., 2.95%, due 01/15/32	337,749
258,000	Sabine Pass Liquefaction LLC, 4.20%, due 03/15/28	248,034
662,000	Sabine Pass Liquefaction LLC, 4.50%, due 05/15/30	638,885
231,000	Sabine Pass Liquefaction LLC, 5.00%, due 03/15/27	230,353
303,000	Sabine Pass Liquefaction LLC, 5.88%, due 06/30/26	309,394
247,000	Sabre GLBL, Inc., 7.38%, due 09/01/25 144A	220,941
320,000	Sally Holdings LLC/Sally Capital, Inc., 5.63%, due 12/01/25	315,342
290,000	San Diego Gas & Electric Co., 4.15%, due 05/15/48	251,888
466,000	Santander Holdings USA, Inc., 2.49% (SOFR + 1.25%), due 01/06/28(d)	403,440
1,209,000	Santander Holdings USA, Inc., 3.24%, due 10/05/26	1,096,632
1,093,000	Santander Holdings USA, Inc., 3.45%, due 06/02/25	1,024,129
620,000	Santander Holdings USA, Inc., 3.50%, due 06/07/24	602,051
199,000	Santander Holdings USA, Inc., 4.40%, due 07/13/27	186,483
267,000	Sasol Financing USA LLC, 5.50%, due 03/18/31	223,560
200,000	Sasol Financing USA LLC, 5.88%, due 03/27/24	197,841
200,000	Sasol Financing USA LLC, 6.50%, due 09/27/28	187,098
186,000	SBA Tower Trust REIT, 6.60%, due 01/15/28 144A	196,648
411,000	SBL Holdings, Inc., 5.00%, due 02/18/31 144A	341,354

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
1,666,000	Schlumberger Holdings Corp., 3.90%, due 05/17/28 144A	1,603,130
115,000	Sensata Technologies, Inc., 3.75%, due 02/15/31(f) 144A	100,729
349,000	Service Corp. International, 4.00%, due 05/15/31	306,806
850,000	Simon Property Group, LP REIT, 6.75%, due 02/01/40	942,969
344,000	Sirius XM Radio, Inc., 4.00%, due 07/15/28 144A	295,840
593,000	Sirius XM Radio, Inc., 5.00%, due 08/01/27 144A	555,819
220,000	SMBC Aviation Capital Finance DAC, 2.30%, due 06/15/28 144A	185,864
1,130,000	Societe Generale SA, 1.79% (1 yr. CMT + 1.00%), due 06/09/27(d) 144A	980,860
710,000	Societe Generale SA, 2.80% (1 yr. CMT + 1.30%), due 01/19/28(d) 144A	627,592
514,000	Societe Generale SA, 5.38% (5 yr. CMT + 4.51%)(d)(f)(h) 144A	371,332
810,000	Societe Generale SA, 5.60% (SOFR + 1.05%), due 01/21/26(d) 144A	789,158
281,000	Societe Generale SA, 6.22% (1 yr. CMT + 3.20%), due 06/15/33(d) 144A	261,512
794,000	Societe Generale SA, 6.45% (1 yr. CMT + 2.55%), due 01/10/29(d)(f) 144A	797,190
200,000	Sotheby's, 7.38%, due 10/15/27(f) 144A	189,400
570,000	Southern California Edison Co., 3.45%, due 02/01/52	418,418
335,000	Southern California Edison Co., 4.00%, due 04/01/47	275,883
1,318,000	Southern Co. (The), 3.25%, due 07/01/26	1,257,774
1,260,000	Southern Co. Gas Capital Corp., 2.45%, due 10/01/23	1,239,863
755,000	Southwest Airlines Co., 2.63%, due 02/10/30	637,711
294,000	Southwestern Energy Co., 4.75%, due 02/01/32	260,028
1,701,000	Spirit Realty, LP REIT, 2.10%, due 03/15/28	1,430,227
300,000	Sprint LLC, 7.13%, due 06/15/24	305,241
243,000	Stagwell Global LLC, 5.63%, due 08/15/29 144A	213,353
118,000	Standard Industries, Inc., 3.38%, due 01/15/31 144A	94,969
590,000	Standard Industries, Inc., 4.38%, due 07/15/30 144A	513,967
25,000	Standard Industries, Inc., 4.75%, due 01/15/28(f) 144A	23,390
175,000	Starwood Property Trust, Inc. REIT, 3.63%, due 07/15/26 144A	145,581
200,000	State Grid Overseas Investment BVI, Ltd., 3.50%, due 05/04/27 144A	194,322
330,000	State Street Corp., 3.15% (SOFR + 2.65%), due 03/30/31(d)	295,104
920,000	Steel Dynamics, Inc., 3.45%, due 04/15/30	837,473
2,695,000	Stellantis Finance US, Inc., 1.71%, due 01/29/27 144A	2,385,950
605,000	Stellantis Finance US, Inc., 2.69%, due 09/15/31 144A	489,117
77,000	Sunoco, LP/Sunoco Finance Corp., 4.50%, due 05/15/29	70,776
329,000	Sunoco, LP/Sunoco Finance Corp., 4.50%, due 04/30/30	297,911
187,000	Take-Two Interactive Software, Inc., 3.55%, due 04/14/25	182,217
225,000	Tallgrass Energy Partners, LP/Tallgrass Energy Finance Corp., 6.00%, due 12/31/30 144A	201,376
740,000	Targa Resources Corp., 4.95%, due 04/15/52	614,989
467,000	Targa Resources Partners, LP/Targa Resources Partners Finance Corp., 4.00%, due 01/15/32	407,530
125,000	Taylor Morrison Communities, Inc., 5.13%, due 08/01/30 144A	115,502
110,000	Taylor Morrison Communities, Inc., 5.88%, due 06/15/27 144A	108,068
150,000	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, due 03/01/24 144A	149,132
926,000	Teachers Insurance & Annuity Association of America, 4.27%, due 05/15/47 144A	782,505
34,000	Teachers Insurance & Annuity Association of America, 6.85%, due 12/16/39 144A	38,203
1,125,000	Teledyne Technologies, Inc., 2.75%, due 04/01/31(f)	960,180
163,000	Telesat Canada/Telesat LLC, 5.63%, due 12/06/26 144A	84,263
50,000	Tenet Healthcare Corp., 4.38%, due 01/15/30	44,920
223,000	Tenet Healthcare Corp., 4.63%, due 07/15/24	220,206
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
50,000	T-Mobile USA, Inc., 2.88%, due 02/15/31	43,185
521,000	T-Mobile USA, Inc., 3.38%, due 04/15/29	475,458
2,019,000	T-Mobile USA, Inc., 3.50%, due 04/15/25	1,963,645
742,000	T-Mobile USA, Inc., 3.88%, due 04/15/30	696,814
1,000,000	T-Mobile USA, Inc., 4.50%, due 04/15/50	871,743
1,595,000	Toll Brothers Finance Corp., 4.35%, due 02/15/28	1,506,292
1,475,000	Toronto-Dominion Bank (The), 1.95%, due 01/12/27(f)	1,321,337
321,000	Total Play Telecomunicaciones SA de CV, 6.38%, due 09/20/28(f) 144A	157,662
548,000	Total Play Telecomunicaciones SA de CV, 7.50%, due 11/12/25 144A	328,389
1,453,000	Toyota Motor Credit Corp., (MTN), 3.00%, due 04/01/25	1,408,349
140,000	Transcontinental Gas Pipe Line Co. LLC, 3.95%, due 05/15/50	111,649
500,000	Transcontinental Gas Pipe Line Co. LLC, 4.60%, due 03/15/48	440,065
270,000	TransDigm, Inc., 5.50%, due 11/15/27	254,881
175,000	Travel + Leisure Co., 4.63%, due 03/01/30 144A	150,273
166,000	Travel + Leisure Co., 6.60%, due 10/01/25(e)	166,999
170,000	TriNet Group, Inc., 3.50%, due 03/01/29 144A	145,571
156,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.13%, due 04/01/29 144A	96,062
215,000	Tutor Perini Corp., 6.88%, due 05/01/25(f) 144A	151,841
538,000	Uber Technologies, Inc., 4.50%, due 08/15/29 144A	491,261
316,000	Uber Technologies, Inc., 7.50%, due 05/15/25 144A	320,362
493,000	Uber Technologies, Inc., 7.50%, due 09/15/27 144A	508,865
765,000	UBS Group AG, 1.49% (1 yr. CMT + 0.85%), due 08/10/27(d) 144A	659,557
375,000	UBS Group AG, 2.10% (1 yr. CMT + 1.00%), due 02/11/32(d) 144A	291,381
1,897,000	UBS Group AG, 4.13%, due 04/15/26 144A	1,804,789
474,850	United Airlines Pass Through Trust, 3.45%, due 01/07/30	412,761
374,502	United Airlines Pass Through Trust, 3.65%, due 07/07/27	349,640
505,694	United Airlines Pass Through Trust, 3.75%, due 03/03/28	474,066
2,090,258	United Airlines Pass Through Trust, 4.00%, due 10/11/27	1,973,525
379,275	United Airlines Pass Through Trust, 4.55%, due 02/25/33	335,783
181,377	United Airlines Pass Through Trust, 4.60%, due 09/01/27	171,616
191,728	United Airlines Pass Through Trust, 4.88%, due 07/15/27	185,546
1,453,986	United Airlines Pass Through Trust, 5.88%, due 04/15/29	1,451,539
307,000	United Airlines, Inc., 4.38%, due 04/15/26 144A	294,069
98,000	United Airlines, Inc., 4.63%, due 04/15/29 144A	88,771
150,000	United Rentals North America, Inc., 3.75%, due 01/15/32	129,347
251,000	United Rentals North America, Inc., 3.88%, due 11/15/27	235,626
37,000	United Rentals North America, Inc., 3.88%, due 02/15/31	32,693
748,000	United Rentals North America, Inc., 4.88%, due 01/15/28	716,060
35,000	United Rentals North America, Inc., 5.25%, due 01/15/30	33,721
390,000	UnitedHealth Group, Inc., 3.05%, due 05/15/41	307,803
155,000	UnitedHealth Group, Inc., 3.25%, due 05/15/51	116,676
1,328,000	UnitedHealth Group, Inc., 5.05%, due 04/15/53	1,344,117
433,000	Universal Health Services, Inc., 1.65%, due 09/01/26	381,364
430,000	Universal Health Services, Inc., 2.65%, due 10/15/30(f)	345,096
120,000	University of Chicago (The), 2.76%, due 04/01/45	93,944
350,000	University of Southern California, 2.95%, due 10/01/51	249,979
122,000	Univision Communications, Inc., 4.50%, due 05/01/29 144A	102,622
1,018,877	US Airways Pass Through Trust, 4.63%, due 12/03/26	963,778

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
67,307	US Airways Pass Through Trust, 5.90%, due 04/01/26	66,911
66,968	US Airways Pass Through Trust, 6.25%, due 10/22/24	66,915
179,854	US Airways Pass Through Trust, 7.13%, due 04/22/25	179,695
1,481,000	US Bancorp, 5.73% (SOFR + 1.43%), due 10/21/26(d)	1,488,793
403,000	Valvoline, Inc., 3.63%, due 06/15/31 144A	342,667
413,000	Var Energi ASA, 8.00%, due 11/15/32 144A	440,310
165,000	Varex Imaging Corp., 7.88%, due 10/15/27 144A	161,768
325,000	Vector Group, Ltd., 5.75%, due 02/01/29 144A	289,599
180,000	Ventas Realty, LP REIT, 3.50%, due 02/01/25	173,467
148,000	Venture Global Calcasieu Pass LLC, 3.88%, due 08/15/29 144A	133,629
243,000	Venture Global Calcasieu Pass LLC, 4.13%, due 08/15/31 144A	213,740
285,000	VeriSign, Inc., 2.70%, due 06/15/31	241,831
878,000	Verisk Analytics, Inc., 3.63%, due 05/15/50	645,245
1,300,000	Verizon Communications, Inc., 2.55%, due 03/21/31	1,108,018
578,000	Verizon Communications, Inc., 2.88%, due 11/20/50	385,028
1,224,000	Verizon Communications, Inc., 3.55%, due 03/22/51(f)	935,389
190,000	Viatris, Inc., 2.30%, due 06/22/27	166,619
377,000	Viatris, Inc., 2.70%, due 06/22/30	306,624
325,000	Viatris, Inc., 3.85%, due 06/22/40	228,395
501,000	Viatris, Inc., 4.00%, due 06/22/50	330,082
106,000	VICI Properties, LP REIT, 5.13%, due 05/15/32	99,962
305,000	VICI Properties, LP/VICI Note Co., Inc. REIT, 3.88%, due 02/15/29 144A	271,494
219,000	VICI Properties, LP/VICI Note Co., Inc. REIT, 4.13%, due 08/15/30 144A	193,637
470,000	VICI Properties, LP/VICI Note Co., Inc. REIT, 4.63%, due 12/01/29 144A	428,280
1,400,000	Virginia Electric & Power Co., 3.15%, due 01/15/26	1,355,826
460,000	Vistra Operations Co. LLC, 3.55%, due 07/15/24 144A	444,363
1,026,000	Vistra Operations Co. LLC, 3.70%, due 01/30/27 144A	948,150
881,000	Vistra Operations Co. LLC, 4.30%, due 07/15/29 144A	789,603
135,000	Vistra Operations Co. LLC, 5.00%, due 07/31/27 144A	127,832
241,000	Vodafone Group Plc, 5.63%, due 02/10/53	238,297
432,000	Vodafone Group Plc, 7.00% (5 yr. USD swap + 4.87%), due 04/04/79(d)	430,313
72,000	Volcan Cia Minera SAA, 4.38%, due 02/11/26 144A	59,654
340,000	WakeMed, 3.29%, due 10/01/52	243,437
576,000	Warnermedia Holdings, Inc., 5.05%, due 03/15/42 144A	482,307
1,618,000	Warnermedia Holdings, Inc., 5.14%, due 03/15/52 144A	1,312,758
1,237,000	Waste Management, Inc., 4.15%, due 04/15/32	1,199,670
1,497,000	Wells Fargo & Co., 5.88% (3 mo. USD LIBOR + 3.99%)(d)(f)(h)	1,474,545
1,212,000	Wells Fargo & Co., (MTN), 2.39% (SOFR + 2.10%), due 06/02/28(d)	1,092,167
765,000	Wells Fargo & Co., (MTN), 2.57% (SOFR + 1.26%), due 02/11/31(d)	648,831
1,082,000	Wells Fargo & Co., (MTN), 2.88% (3 mo. TSFR + 1.43%), due 10/30/30(d)	940,996
1,157,000	Wells Fargo & Co., (MTN), 3.35% (SOFR + 1.50%), due 03/02/33(d)	1,003,809
3,670,000	Wells Fargo & Co., (MTN), 4.81% (SOFR + 1.98%), due 07/25/28(d)	3,626,972
662,000	Western Digital Corp., 4.75%, due 02/15/26	636,010
394,000	Western Midstream Operating, LP, 4.30%, due 02/01/30(e)	359,032
98,000	Western Midstream Operating, LP, 6.15%, due 04/01/33(c)	99,452
350,000	William Carter Co. (The), 5.63%, due 03/15/27 144A	340,531
477,000	Williams Cos., Inc. (The), 3.75%, due 06/15/27	458,022
416,000	Williams Cos., Inc. (The), 4.65%, due 08/15/32	401,227
530,000	Williams Cos., Inc. (The), 5.40%, due 03/02/26	540,265
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
360,000	WMG Acquisition Corp., 3.88%, due 07/15/30 144A	316,445
300,000	Wolverine World Wide, Inc., 4.00%, due 08/15/29(f) 144A	244,120
988,000	Workday, Inc., 3.50%, due 04/01/27	945,949
665,000	WP Carey, Inc. REIT, 2.25%, due 04/01/33(f)	507,394
140,000	Wyndham Hotels & Resorts, Inc., 4.38%, due 08/15/28 144A	129,105
98,000	XHR, LP REIT, 4.88%, due 06/01/29 144A	83,217
610,000	Yale University, 2.40%, due 04/15/50(f)	412,079
1,070,000	Yamana Gold, Inc., 2.63%, due 08/15/31	861,596
1,220,000	Yara International ASA, 4.75%, due 06/01/28 144A	1,167,574
259,000	Yum! Brands, Inc., 3.63%, due 03/15/31	227,635
153,000	Yum! Brands, Inc., 4.75%, due 01/15/30 144A	146,336
		441,563,667
	Mortgage Backed Securities - Private Issuers — 9.4%
119,321	Angel Oak Mortgage Trust CMO, Series 2020-R1, Class A1, 0.99%, due 04/25/53(b) 144A	108,425
190,731	Angel Oak Mortgage Trust CMO, Series 2021-2, Class A1, 0.99%, due 04/25/66(b) 144A	160,414
373,433	Angel Oak Mortgage Trust CMO, Series 2021-4, Class A1, 1.04%, due 01/20/65(b) 144A	301,329
365,300	Angel Oak Mortgage Trust CMO, Series 2021-5, Class A1, 0.95%, due 07/25/66(b) 144A	302,148
1,800,000	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A4, 2.50%, due 05/15/53 144A	1,524,112
2,500,000	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2, Class A4, 2.25%, due 06/15/54 144A	2,020,136
218,961	Arroyo Mortgage Trust CMO, Series 2021-1R, Class A1, 1.18%, due 10/25/48(b) 144A	178,281
147,000	BAMLL Commercial Mortgage Securities Trust, Series 2019-BPR, Class ENM, 3.72%, due 11/05/32(b) 144A	105,066
1,009,886	BANK, Series 2019-BN20, Class A2, 2.76%, due 09/15/62	881,860
850,000	BANK, Series 2019-BN23, Class A2, 2.67%, due 12/15/52	733,177
1,806,000	BANK, Series 2020-BN26, Class A2, 2.04%, due 03/15/63	1,600,995
1,800,000	BANK, Series 2020-BN26, Class A3, 2.16%, due 03/15/63	1,492,302
869,000	BANK, Series 2020-BN30, Class A4, 1.93%, due 12/15/53	682,367
3,000,000	BANK, Series 2021-BN32, Class A4, 2.35%, due 04/15/54	2,498,232
2,300,000	BANK, Series 2021-BN34, Class A4, 2.16%, due 06/15/63	1,855,425
200,000	BBCMS Mortgage Trust, Series 2015-SRCH, Class D, 4.96%, due 08/10/35(b) 144A	171,137
3,000,000	BBCMS Mortgage Trust, Series 2018-TALL, Class A, 5.56% (1 mo. USD LIBOR + 0.72%), due 03/15/37(d) 144A	2,751,692
2,000,000	BBCMS Mortgage Trust, Series 2022-C14, Class A4, 2.69%, due 02/15/55	1,668,416
184,463	Bellemeade Re, Ltd. CMO, Series 2021-2A, Class M1A, 5.76% (SOFR 30-day average + 1.20%), due 06/25/31(d) 144A	183,199
1,350,000	Benchmark Mortgage Trust, Series 2019-B15, Class A4, 2.67%, due 12/15/72	1,155,035
600,000	Benchmark Mortgage Trust, Series 2020-B17, Class A4, 2.04%, due 03/15/53	490,317
1,200,000	Benchmark Mortgage Trust, Series 2020-B20, Class A2, 1.75%, due 10/15/53	1,100,903
1,800,000	Benchmark Mortgage Trust, Series 2020-IG3, Class A2, 2.48%, due 09/15/48 144A	1,695,424
3,039,000	Benchmark Mortgage Trust, Series 2021-B23, Class A2, 1.62%, due 02/15/54	2,749,185
1,700,000	Benchmark Mortgage Trust, Series 2021-B23, Class A4A1, 1.82%, due 02/15/54	1,338,279
900,000	Benchmark Mortgage Trust, Series 2021-B24, Class A3, 2.01%, due 03/15/54	774,236
1,750,000	Benchmark Mortgage Trust, Series 2021-B24, Class A4, 2.26%, due 03/15/54	1,439,200
1,250,000	Benchmark Mortgage Trust, Series 2021-B28, Class ASB, 1.98%, due 08/15/54	1,049,860
1,800,000	Benchmark Mortgage Trust, Series 2021-B31, Class A4, 2.42%, due 12/15/54	1,462,345
1,800,000	Benchmark Mortgage Trust, Series 2022-B33, Class A5, 3.46%, due 03/15/55	1,588,412

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
628,000	BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, 6.60% (1 mo. TSFR + 1.77%), due 05/15/39(d) 144A	610,755
136,000	BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class B, 7.15% (1 mo. TSFR + 2.32%), due 05/15/39(d) 144A	132,018
1,038,000	BPR Trust, Series 2022-OANA, Class A, 6.73% (1 mo. TSFR + 1.90%), due 04/15/37(d) 144A	999,880
205,261	BRAVO Residential Funding Trust CMO, Series 2021-NQM1, Class A1, 0.94%, due 02/25/49(b) 144A	180,960
1,277,263	BX Commercial Mortgage Trust, Series 2019-XL, Class A, 5.86% (1 mo. TSFR + 1.03%), due 10/15/36(d) 144A	1,263,595
379,271	BX Commercial Mortgage Trust, Series 2020-VKNG, Class A, 5.87% (1 mo. TSFR + 1.04%), due 10/15/37(d) 144A	371,175
355,000	BX Commercial Mortgage Trust, Series 2021-ACNT, Class A, 5.54% (1 mo. USD LIBOR + 0.85%), due 11/15/38(d) 144A	341,770
1,531,000	BX Commercial Mortgage Trust, Series 2021-CIP, Class A, 5.61% (1 mo. USD LIBOR + 0.92%), due 12/15/38(d) 144A	1,477,811
1,516,000	BX Commercial Mortgage Trust, Series 2021-VOLT, Class A, 5.38% (1 mo. USD LIBOR + 0.70%), due 09/15/36(d) 144A	1,459,748
342,000	BX Commercial Mortgage Trust, Series 2021-VOLT, Class C, 5.78% (1 mo. USD LIBOR + 1.10%), due 09/15/36(d) 144A	322,999
876,000	BX Commercial Mortgage Trust, Series 2022-AHP, Class A, 5.82% (1 mo. TSFR + 0.99%), due 01/17/39(d) 144A	841,050
427,000	BX Trust, Series 2022-CLS, Class A, 5.76%, due 10/13/27 144A	418,060
1,200,000	CD Mortgage Trust, Series 2019-CD8, Class A3, 2.66%, due 08/15/57	1,039,969
981,459	CF Mortgage Trust, Series 2020-P1, Class A1, 2.84%, due 04/15/25(b) 144A	932,353
585,267	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A3, 3.01%, due 05/10/58	548,839
2,349,356	CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A2, 2.95%, due 11/10/49	2,175,234
233,000	CFK Trust CMO, Series 2020-MF2, Class A, 2.39%, due 03/15/39 144A	204,539
330,000	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A3, 2.86%, due 12/15/72	285,977
761,000	Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.15%, due 01/10/36 144A	745,827
27,500,000	Citigroup Commercial Mortgage Trust, (IO), Series 2014-GC21, Class XB, 0.44%, due 05/10/47(b) 144A	108,080
265,054	COLT Mortgage Loan Trust CMO, Series 2021-2, Class A1, 0.92%, due 08/25/66(b) 144A	212,314
398,850	COLT Mortgage Loan Trust CMO, Series 2021-3, Class A1, 0.96%, due 09/27/66(b) 144A	317,738
269,099	COLT Mortgage Loan Trust CMO, Series 2021-HX1, Class A1, 1.11%, due 10/25/66(b) 144A	216,412
520,723	COLT Trust CMO, Series 2020-RPL1, Class A1, 1.39%, due 01/25/65(b) 144A	450,743
235,000	Commercial Mortgage Trust, Series 2013-300P, Class D, 4.39%, due 08/10/30(b) 144A	201,512
856,717	Commercial Mortgage Trust, Series 2015-CR25, Class A3, 3.51%, due 08/10/48	821,319
862,000	Commercial Mortgage Trust, Series 2015-CR27, Class A4, 3.61%, due 10/10/48	825,177
150,000	Commercial Mortgage Trust, Series 2017-PANW, Class A, 3.24%, due 10/10/29 144A	142,123
223,000	Commercial Mortgage Trust, Series 2020-CBM, Class A2, 2.90%, due 02/10/37 144A	208,007
396,697	Connecticut Avenue Securities Trust CMO, Series 2022-R03, Class 1M1, 6.66% (SOFR 30-day average + 2.10%), due 03/25/42(d) 144A	396,147
168,439	Connecticut Avenue Securities Trust CMO, Series 2022-R04, Class 1M1, 6.56% (SOFR 30-day average + 2.00%), due 03/25/42(d) 144A	168,624
354,119	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 6.28% (1 mo. USD LIBOR + 1.60%), due 05/15/36(d) 144A	346,388
260,944	Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.26%, due 08/15/37 144A	234,890
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
226,702	Credit Suisse Mortgage Trust CMO, Series 2018-RPL9, Class A, 3.85%, due 09/25/57(b) 144A	214,610
254,164	Credit Suisse Mortgage Trust CMO, Series 2020-RPL6, Class A1, 2.69%, due 03/25/59(b) 144A	246,509
216,839	Credit Suisse Mortgage Trust CMO, Series 2021-NQM2, Class A1, 1.18%, due 02/25/66(b) 144A	183,769
198,665	Credit Suisse Mortgage Trust CMO, Series 2021-NQM3, Class A1, 1.02%, due 04/25/66(b) 144A	162,558
138,182	Credit Suisse Mortgage Trust CMO, Series 2021-NQM5, Class A1, 0.94%, due 05/25/66(b) 144A	109,391
353,938	Credit Suisse Mortgage Trust CMO, Series 2021-NQM6, Class A1, 1.17%, due 07/25/66(b) 144A	285,862
1,048,493	CSAIL Commercial Mortgage Trust, Series 2017-C8, Class A3, 3.13%, due 06/15/50	951,100
775,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class A4, 3.19%, due 11/15/50	713,995
1,050,000	CSAIL Commercial Mortgage Trust, Series 2019-C18, Class A3, 2.72%, due 12/15/52	907,922
1,817,313	CSAIL Commercial Mortgage Trust, Series 2021-C20, Class A2, 2.49%, due 03/15/54	1,516,066
322,519	Ellington Financial Mortgage Trust CMO, Series 2021-1, Class A1, 0.80%, due 02/25/66(b) 144A	270,659
78,756	Ellington Financial Mortgage Trust CMO, Series 2021-2, Class A1, 0.93%, due 06/25/66(b) 144A	63,677
1,089,222	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2018-2, Class MA, 3.50%, due 11/25/57	1,046,537
399,049	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2018-3, Class MA, 3.50%, due 08/25/57(b)	383,536
1,596,126	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2018-4, Class MA, 3.50%, due 03/25/58	1,532,479
668,580	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-1, Class MA, 3.50%, due 07/25/58	639,583
1,225,432	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-2, Class MA, 3.50%, due 08/25/58	1,170,175
932,538	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-4, Class MA, 3.00%, due 02/25/59	875,722
843,454	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2020-1, Class MA, 2.50%, due 08/25/59	778,926
2,126,549	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2022-1, Class MAU, 3.25%, due 11/25/61	1,988,788
570,266	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2022-DNA1, Class M1A, 5.56% (SOFR 30-day average + 1.00%), due 01/25/42(d) 144A	559,182
437,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2022-DNA2, Class M1B, 6.96% (SOFR 30-day average + 2.40%), due 02/25/42(d) 144A	425,067
660,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2022-DNA3, Class M1B, 7.46% (SOFR 30-day average + 2.90%), due 04/25/42(d) 144A	655,916
519,298	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2022-DNA4, Class M1A, 6.76% (SOFR 30-day average + 2.20%), due 05/25/42(d) 144A	521,892
429,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2022-DNA4, Class M1B, 7.91% (SOFR 30-day average + 3.35%), due 05/25/42(d) 144A	432,508
529,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2022-DNA5, Class M1B, 9.06% (SOFR 30-day average + 4.50%), due 06/25/42(d) 144A	549,641
275,779	Flagstar Mortgage Trust CMO, Series 2020-2, Class A2, 3.00%, due 08/25/50(b) 144A	236,692
475,812	Flagstar Mortgage Trust CMO, Series 2021-1, Class A2, 2.50%, due 02/01/51(b) 144A	389,115
1,319,894	Flagstar Mortgage Trust CMO, Series 2021-6INV, Class A4, 2.50%, due 08/25/51(b) 144A	1,074,467
212,705	GCAT Trust CMO, Series 2021-NQM1, Class A1, 0.87%, due 01/25/66(b) 144A	179,883

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
169,649	GCAT Trust CMO, Series 2021-NQM2, Class A1, 1.04%, due 05/25/66(b) 144A	139,666
265,920	GCAT Trust CMO, Series 2021-NQM3, Class A1, 1.09%, due 05/25/66(b) 144A	218,332
389,537	GCAT Trust CMO, Series 2023-NQM2, Class A1, 5.84%, due 11/25/67(e) 144A	386,267
196,000	GS Mortgage Securities Corp. Trust, Series 2020-UPTN, Class A, 2.75%, due 02/10/37 144A	181,866
445,385	GS Mortgage Securities Corp. Trust, Series 2021-RENT, Class A, 5.48% (1 mo. USD LIBOR + 0.70%), due 11/21/35(d) 144A	418,793
828,873	GS Mortgage Securities Trust, Series 2015-GC28, Class A4, 3.14%, due 02/10/48	797,673
2,636,551	GS Mortgage Securities Trust, Series 2015-GC30, Class A3, 3.12%, due 05/10/50	2,511,293
1,600,000	GS Mortgage Securities Trust, Series 2020-GC47, Class A4, 2.12%, due 05/12/53	1,313,671
1,062,000	GS Mortgage Securities Trust, Series 2020-GSA2, Class A5, 2.01%, due 12/12/53	849,587
1,143,000	GS Mortgage Securities Trust, Series 2020-GSA2, Class AAB, 1.66%, due 12/12/53	989,910
1,900,000	GS Mortgage Securities Trust, Series 2021-GSA3, Class A4, 2.37%, due 12/15/54	1,535,616
114,589	GS Mortgage-Backed Securities Corp. Trust CMO, Series 2021-NQM1, Class A1, 1.02%, due 07/25/61(b) 144A	99,194
46,225	GS Mortgage-Backed Securities Trust CMO, Series 2020-NQM1, Class A1, 1.38%, due 09/27/60(b) 144A	42,259
75,439	Home RE, Ltd. CMO, Series 2021-2, Class M1A, 5.81% (SOFR 30-day average + 1.25%), due 01/25/34(d) 144A	75,388
156,617	Imperial Fund Mortgage Trust CMO, Series 2021-NQM1, Class A1, 1.07%, due 06/25/56(b) 144A	133,268
388,700	Imperial Fund Mortgage Trust CMO, Series 2023-NQM1, Class A1, 5.94%, due 02/25/68(e) 144A	385,007
170,000	IMT Trust, Series 2017-APTS, Class CFX, 3.50%, due 06/15/34(b) 144A	162,045
707,000	INTOWN Mortgage Trust, Series 2022-STAY, Class A, 7.32% (1 mo. TSFR + 2.49%), due 08/15/39(d) 144A	702,951
335,000	Irvine Core Office Trust, Series 2013-IRV, Class A2, 3.17%, due 05/15/48(b) 144A	325,732
272,033	JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3, 3.67%, due 04/15/47	271,303
663	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class A2, 2.82%, due 11/15/48	661
677,282	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A3A, 2.88%, due 06/15/49	637,774
936,966	JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, due 03/15/50	883,565
680,743	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A3, 2.56%, due 08/15/49	629,774
779,049	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP6, Class A3, 3.11%, due 07/15/50	753,768
821,311	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5, Class A2, 3.15%, due 06/13/52	797,913
267,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN, Class AFX, 2.81%, due 01/16/37 144A	243,028
193,000	KNDL Mortgage Trust, Series 2019-KNSQ, Class D, 6.03% (1 mo. USD LIBOR + 1.35%), due 05/15/36(d) 144A	188,419
538,296	Legacy Mortgage Asset Trust CMO, Series 2019-PR1, Class A1, 6.86%, due 09/25/59(e) 144A	539,637
196,607	Legacy Mortgage Asset Trust CMO, Series 2020-GS1, Class A1, 5.88%, due 10/25/59(e) 144A	196,573
78,051	Legacy Mortgage Asset Trust CMO, Series 2021-GS1, Class A1, 1.89%, due 10/25/66(e) 144A	72,639
481,655	Life Mortgage Trust, Series 2021-BMR, Class A, 5.64% (1 mo. TSFR + 0.81%), due 03/15/38(d) 144A	467,869
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
418,745	Life Mortgage Trust, Series 2021-BMR, Class D, 6.34% (1 mo. TSFR + 1.51%), due 03/15/38(d) 144A	396,517
1,028,000	Life Mortgage Trust, Series 2022-BMR2, Class A1, 6.12% (1 mo. TSFR + 1.30%), due 05/15/39(d) 144A	1,006,720
368,563	MetLife Securitization Trust CMO, Series 2020-INV1, Class A2A, 2.50%, due 05/25/50(b) 144A	306,599
133,085	MFA Trust CMO, Series 2021-NQM1, Class A1, 1.15%, due 04/25/65(b) 144A	117,382
1,737,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.31%, due 04/15/48	1,656,545
800,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4, 3.73%, due 05/15/48	768,663
2,204,000	Morgan Stanley Capital I Trust, Series 2015-UBS8, Class A4, 3.81%, due 12/15/48	2,105,613
1,562,383	Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3, 2.53%, due 08/15/49	1,426,075
2,600,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A3, 3.16%, due 06/15/52	2,325,805
980,000	Morgan Stanley Capital I Trust, Series 2020-HR8, Class A4, 2.04%, due 07/15/53	792,672
1,725,000	Morgan Stanley Capital I Trust, Series 2021-L5, Class A4, 2.73%, due 05/15/54	1,440,957
95,000	Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class D, 3.79%, due 11/15/32(b) 144A	82,615
165,000	Natixis Commercial Mortgage Securities Trust, Series 2018-ALXA, Class C, 4.32%, due 01/15/43(b) 144A	140,676
67,403	New Residential Mortgage Loan Trust CMO, Series 2018-4A, Class A1S, 5.60% (1 mo. USD LIBOR + 0.75%), due 01/25/48(d) 144A	65,318
173,951	NYMT Loan Trust CMO, Series 2022-CP1, Class A1, 2.04%, due 07/25/61 144A	157,825
95,243	OBX Trust CMO, Series 2020-EXP2, Class A3, 2.50%, due 05/25/60(b) 144A	79,468
235,167	OBX Trust CMO, Series 2021-NQM2, Class A1, 1.10%, due 05/25/61(b) 144A	186,808
395,157	OBX Trust CMO, Series 2021-NQM3, Class A1, 1.05%, due 07/25/61(b) 144A	302,432
328,920	Provident Funding Mortgage Trust CMO, Series 2020-F1, Class A2, 2.00%, due 01/25/36(b) 144A	282,533
1,721,114	PSMC Trust CMO, Series 2021-2, Class A3, 2.50%, due 05/25/51(b) 144A	1,497,184
192,318	Radnor RE, Ltd. CMO, Series 2020-1, Class M1B, 6.30% (1 mo. USD LIBOR + 1.45%), due 01/25/30(d) 144A	191,415
280,810	Sequoia Mortgage Trust CMO, Series 2020-3, Class A4, 3.00%, due 04/25/50(b) 144A	268,735
1,693,709	Sequoia Mortgage Trust CMO, Series 2021-1, Class A1, 2.50%, due 03/25/51(b) 144A	1,387,209
380,000	SLG Office Trust, Series 2021-OVA, Class D, 2.85%, due 07/15/41 144A	281,968
953,000	SMRT, Series 2022-MINI, Class A, 5.83% (1 mo. TSFR + 1.00%), due 01/15/39(d) 144A	917,754
412,485	Starwood Mortgage Residential Trust CMO, Series 2022-1, Class A1, 2.45%, due 12/25/66(b) 144A	357,335
132,000	Towd Point Mortgage Trust CMO, Series 2015-1, Class A5, 3.86%, due 10/25/53(b) 144A	128,186
189,197	Towd Point Mortgage Trust CMO, Series 2018-1, Class A1, 3.00%, due 01/25/58(b) 144A	183,891
205,232	Towd Point Mortgage Trust CMO, Series 2018-4, Class A1, 3.00%, due 06/25/58(b) 144A	191,203
26,727	Towd Point Mortgage Trust CMO, Series 2018-5, Class A1A, 3.25%, due 07/25/58(b) 144A	25,763
140,324	Towd Point Mortgage Trust CMO, Series 2018-6, Class A1A, 3.75%, due 03/25/58(b) 144A	136,800
238,795	Towd Point Mortgage Trust CMO, Series 2019-1, Class A1, 3.75%, due 03/25/58(b) 144A	227,613
180,465	Towd Point Mortgage Trust CMO, Series 2019-4, Class A1, 2.90%, due 10/25/59(b) 144A	168,879
32,263	Towd Point Mortgage Trust CMO, Series 2019-HY3, Class A1A, 5.85% (1 mo. USD LIBOR + 1.00%), due 10/25/59(d) 144A	32,083

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
589,360	UBS Commercial Mortgage Trust, Series 2017-C2, Class ASB, 3.26%, due 08/15/50	563,060
82,447	Verus Securitization Trust CMO, Series 2020-5, Class A1, 1.22%, due 05/25/65(e) 144A	75,367
281,402	Verus Securitization Trust CMO, Series 2021-3, Class A1, 1.05%, due 06/25/66(b) 144A	235,711
167,187	Verus Securitization Trust CMO, Series 2021-4, Class A1, 0.94%, due 07/25/66(b) 144A	134,597
439,008	Verus Securitization Trust CMO, Series 2021-5, Class A1, 1.01%, due 09/25/66(b) 144A	357,050
130,150	Verus Securitization Trust CMO, Series 2021-R1, Class A1, 0.82%, due 10/25/63(b) 144A	117,305
7,079	WaMu Mortgage Pass Through Certificates CMO, Series 2003-AR9, Class 1A7, 4.16%, due 09/25/33(b)	6,437
1,490,923	Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class A2, 2.40%, due 08/15/49	1,360,774
3,000,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A3, 2.64%, due 11/15/49	2,775,289
917,021	Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4, 3.19%, due 07/15/50	846,273
1,011,875	Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A4, 3.37%, due 03/15/50	936,109
1,605,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class A3, 1.94%, due 06/15/53	1,496,267
1,900,000	Wells Fargo Commercial Mortgage Trust, Series 2021-C59, Class A3, 1.96%, due 04/15/54	1,621,929
800,000	Wells Fargo Commercial Mortgage Trust, Series 2021-C60, Class ASB, 2.13%, due 08/15/54	684,615
1,466,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.92%, due 10/15/57	1,421,078
		121,350,712
	Mortgage Backed Securities - U.S. Government Agency Obligations — 26.9%
199,347	FHLMC Gold, Pool # A89870, 4.50%, due 11/01/39	200,885
132,145	FHLMC Gold, Pool # A96970, 4.00%, due 02/01/41	129,591
251,573	FHLMC Gold, Pool # C91908, 3.00%, due 01/01/37	236,300
195,582	FHLMC Gold, Pool # G06231, 4.00%, due 12/01/40	191,802
123,529	FHLMC Gold, Pool # G06409, 6.00%, due 11/01/39	129,304
64,225	FHLMC Gold, Pool # G06875, 5.50%, due 12/01/38	66,511
227,648	FHLMC Gold, Pool # G07021, 5.00%, due 09/01/39	232,960
443,527	FHLMC Gold, Pool # G07816, 4.50%, due 09/01/42	446,951
293,963	FHLMC Gold, Pool # G08537, 3.00%, due 07/01/43	271,712
177,948	FHLMC Gold, Pool # G08672, 4.00%, due 10/01/45	173,915
271,700	FHLMC Gold, Pool # G08726, 3.00%, due 10/01/46	250,056
46,352	FHLMC Gold, Pool # G08735, 4.50%, due 10/01/46	46,337
23,299	FHLMC Gold, Pool # G08748, 3.50%, due 02/01/47	22,042
340,263	FHLMC Gold, Pool # G08749, 4.00%, due 02/01/47	332,064
178,237	FHLMC Gold, Pool # G08771, 4.00%, due 07/01/47	173,868
168,236	FHLMC Gold, Pool # G08786, 4.50%, due 10/01/47	168,026
95,341	FHLMC Gold, Pool # G16177, 2.00%, due 01/01/32	88,143
649,336	FHLMC Gold, Pool # G16634, 3.00%, due 10/01/31	623,933
656,970	FHLMC Gold, Pool # G60722, 3.00%, due 10/01/46	603,720
300,225	FHLMC Gold, Pool # G60767, 3.50%, due 10/01/46	284,035
130,575	FHLMC Gold, Pool # G60788, 3.50%, due 12/01/46	123,533
638,735	FHLMC Gold, Pool # G60804, 4.50%, due 05/01/42	642,168
820,686	FHLMC Gold, Pool # G60934, 3.50%, due 06/01/45	784,453
982,559	FHLMC Gold, Pool # G60985, 3.00%, due 05/01/47	902,553
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
547,284	FHLMC Gold, Pool # G61748, 3.50%, due 11/01/48	517,931
269,736	FHLMC Gold, Pool # G61995, 4.00%, due 11/01/44	264,438
174,913	FHLMC Gold, Pool # J24414, 2.50%, due 06/01/28	168,315
234,363	FHLMC Gold, Pool # J34888, 2.50%, due 07/01/31	221,515
531,908	FHLMC Gold, Pool # Q09224, 4.00%, due 07/01/42	525,899
77,601	FHLMC Gold, Pool # Q11218, 3.50%, due 09/01/42	74,187
170,349	FHLMC Gold, Pool # Q12052, 3.50%, due 10/01/42	162,855
483,569	FHLMC Gold, Pool # Q12862, 3.50%, due 11/01/42	462,459
192,127	FHLMC Gold, Pool # Q17792, 3.50%, due 05/01/43	183,622
467,557	FHLMC Gold, Pool # Q36815, 4.00%, due 10/01/45	455,476
375,582	FHLMC Gold, Pool # Q41918, 3.50%, due 07/01/46	355,444
409,417	FHLMC Gold, Pool # Q42618, 3.00%, due 08/01/46	375,935
607,966	FHLMC Gold, Pool # Q44455, 3.50%, due 11/01/46	575,174
178,499	FHLMC Gold, Pool # Q44963, 3.50%, due 12/01/46	168,873
588,914	FHLMC Gold, Pool # Q45741, 3.50%, due 01/01/47	557,334
47,939	FHLMC Gold, Pool # Q49494, 4.50%, due 07/01/47	47,798
150,201	FHLMC Gold, Pool # Q52312, 4.00%, due 11/01/47	146,302
136,609	FHLMC Gold, Pool # Q54957, 4.00%, due 03/01/48	133,230
138,740	FHLMC Gold, Pool # V60565, 3.00%, due 06/01/29	133,551
356,292	FHLMC Gold, Pool # V60599, 3.00%, due 09/01/29	342,954
425,747	FHLMC Gold, Pool # V82292, 4.00%, due 04/01/46	415,928
184,285	FHLMC Gold, Pool # V82848, 3.00%, due 12/01/46	169,187
11,942,353	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K106, Class X1, 1.35%, due 01/25/30(b) 144A	877,308
1,237,875	FHLMC Non Gold, Pool # 841542, 5.17%, (SOFR 30-day average + 2.34%), due 02/01/53(d)	1,242,523
39,195	FHLMC Reference REMIC CMO, Series R007, Class ZA, 6.00%, due 05/15/36	41,329
1,226,138	FHLMC REMIC CMO, Series 4682, Class KZ, 3.50%, due 09/15/46	1,144,630
1,157,129	FHLMC REMIC CMO, Series 4710, Class KZ, 3.50%, due 08/15/47	1,069,206
1,347,076	FHLMC REMIC CMO, Series 4739, Class Z, 3.50%, due 11/15/47	1,257,637
1,000,000	FHLMC REMIC CMO, Series 5250, Class NH, 3.00%, due 08/25/52	871,343
624,853	FNMA, Pool # BM4377, 3.79%, (12 mo. USD LIBOR + 1.89%), due 04/01/38(d)	636,749
653,945	FNMA, Pool # BM6482, 3.83%, (12 mo. USD LIBOR + 1.58%), due 04/01/47(d)	667,227
491,406	FNMA REMIC CMO, Series 2011-59, Class NZ, 5.50%, due 07/25/41	508,017
1,363,027	FNMA REMIC CMO, Series 2012-134, Class ZC, 2.50%, due 12/25/42	1,081,650
3,175	FNMA REMIC CMO, Series 2012-28, Class B, 6.50%, due 06/25/39	3,252
987,409	FNMA REMIC CMO, Series 2017-66, Class BD, 3.00%, due 09/25/47	908,695
30,211	FNMA-ACES, Series 2018-M10, Class A1, 3.36%, due 07/25/28(b)	29,854
1,166,909	GNMA CMO, Series 2018-135, Class Z, 3.50%, due 10/20/48	1,048,620
266,609	GNMA I, Pool # 734152, 4.00%, due 01/15/41	257,006
1,731,462	GNMA I, Pool # 784369, 4.00%, due 08/15/45	1,686,348
191,820	GNMA I, Pool # 784605, 4.50%, due 01/15/42	193,835
110,940	GNMA I, Pool # AL8626, 3.00%, due 08/15/45	102,413
127,011	GNMA II, Pool # 004636, 4.50%, due 02/20/40	128,736
22,623	GNMA II, Pool # 004678, 4.50%, due 04/20/40	22,930
143,416	GNMA II, Pool # 004833, 4.00%, due 10/20/40	141,741
132,235	GNMA II, Pool # 004977, 4.00%, due 03/20/41	130,690
337,245	GNMA II, Pool # 004978, 4.50%, due 03/20/41	341,828
520,968	GNMA II, Pool # 005055, 4.50%, due 05/20/41	528,053

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
19,944	GNMA II, Pool # 783637, 3.00%, due 06/20/42	18,564
3,197,696	GNMA II, Pool # 785283, 2.50%, due 01/20/51	2,830,356
460,550	GNMA II, Pool # 796468, 4.00%, due 09/20/42	455,168
728,455	GNMA II, Pool # AV9421, 3.50%, due 11/20/46	693,088
462,397	GNMA II, Pool # AY7555, 3.50%, due 04/20/47	439,588
196,451	GNMA II, Pool # MA0462, 3.50%, due 10/20/42	188,006
29,294	GNMA II, Pool # MA0624, 3.00%, due 12/20/42	27,297
132,315	GNMA II, Pool # MA0625, 3.50%, due 12/20/42	126,638
74,463	GNMA II, Pool # MA0698, 3.00%, due 01/20/43	69,407
252,211	GNMA II, Pool # MA0851, 3.00%, due 03/20/43	235,149
203,489	GNMA II, Pool # MA0852, 3.50%, due 03/20/43	195,116
42,537	GNMA II, Pool # MA1156, 3.00%, due 07/20/43	39,725
139,243	GNMA II, Pool # MA1376, 4.00%, due 10/20/43	137,409
61,588	GNMA II, Pool # MA1599, 3.00%, due 01/20/44	57,500
127,687	GNMA II, Pool # MA2371, 3.50%, due 11/20/44	121,730
103,643	GNMA II, Pool # MA2372, 4.00%, due 11/20/44	102,049
93,715	GNMA II, Pool # MA2825, 3.00%, due 05/20/45	87,431
215,536	GNMA II, Pool # MA3310, 3.50%, due 12/20/45	204,560
86,723	GNMA II, Pool # MA3377, 4.00%, due 01/20/46	84,907
129,451	GNMA II, Pool # MA3455, 4.00%, due 02/20/46	126,738
243,719	GNMA II, Pool # MA3456, 4.50%, due 02/20/46	246,569
212,434	GNMA II, Pool # MA3596, 3.00%, due 04/20/46	197,127
404,921	GNMA II, Pool # MA3803, 3.50%, due 07/20/46	385,465
298,934	GNMA II, Pool # MA3873, 3.00%, due 08/20/46	277,027
485,743	GNMA II, Pool # MA3936, 3.00%, due 09/20/46	450,414
139,216	GNMA II, Pool # MA4004, 3.50%, due 10/20/46	132,527
83,039	GNMA II, Pool # MA4071, 4.50%, due 11/20/46	83,902
73,086	GNMA II, Pool # MA4125, 2.50%, due 12/20/46	65,353
115,362	GNMA II, Pool # MA4263, 4.00%, due 02/20/47	112,617
180,797	GNMA II, Pool # MA4585, 3.00%, due 07/20/47	167,588
170,683	GNMA II, Pool # MA4586, 3.50%, due 07/20/47	162,507
435,913	GNMA II, Pool # MA4720, 4.00%, due 09/20/47	427,049
124,866	GNMA II, Pool # MA4838, 4.00%, due 11/20/47	122,017
500,190	GNMA II, Pool # MA5019, 3.50%, due 02/20/48	476,211
60,748	GNMA II, Pool # MA5021, 4.50%, due 02/20/48	60,762
20,983	GNMA II, Pool # MA5079, 4.50%, due 03/20/48	20,988
245,679	GNMA II, Pool # MA5264, 4.00%, due 06/20/48	238,834
141,465	GNMA II, Pool # MA5397, 3.50%, due 08/20/48	134,495
142,168	GNMA II, Pool # MA5466, 4.00%, due 09/20/48	138,107
116,725	GNMA II, Pool # MA5467, 4.50%, due 09/20/48	116,488
49,972	GNMA II, Pool # MA5530, 5.00%, due 10/20/48	50,783
84,067	GNMA II, Pool # MA5762, 3.50%, due 02/20/49	79,818
79,945	GNMA II, Pool # MA5817, 4.00%, due 03/20/49	77,802
283,013	GNMA II, Pool # MA5874, 3.00%, due 04/20/49	261,169
549,764	GNMA II, Pool # MA6038, 3.00%, due 07/20/49	506,072
507,560	GNMA II, Pool # MA6090, 3.50%, due 08/20/49	480,785
195,854	GNMA II, Pool # MA6338, 3.00%, due 12/20/49	180,283
453,156	GNMA II, Pool # MA6409, 3.00%, due 01/20/50	417,023
383,266	GNMA II, Pool # MA7254, 2.00%, due 03/20/51	327,700
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
391,649	GNMA II, Pool # MA7367, 2.50%, due 05/20/51	346,081
467,093	GNMA II, Pool # MA7471, 2.00%, due 07/20/51	398,802
1,710,656	GNMA II, Pool # MA7534, 2.50%, due 08/20/51	1,507,729
623,626	GNMA II, Pool # MA7588, 2.00%, due 09/20/51	531,634
1,963,735	GNMA II, Pool # MA7589, 2.50%, due 09/20/51	1,730,393
477,793	GNMA II, Pool # MA7649, 2.50%, due 10/20/51	421,113
1,962,143	GNMA II, Pool # MA7650, 3.00%, due 10/20/51	1,795,158
447,918	GNMA II, Pool # MA7706, 3.00%, due 11/20/51	409,660
599,141	GNMA II, Pool # MA7767, 2.50%, due 12/20/51	527,915
989,892	GNMA II, Pool # MA7936, 2.50%, due 03/20/52	871,867
1,955,349	GNMA II, Pool # MA7988, 3.00%, due 04/20/52	1,784,660
3,487,656	GNMA II, Pool # MA8642, 2.50%, due 02/20/53	3,073,376
5,500,000	GNMA TBA, 4.50%, due 04/20/53	5,417,666
196,774	UMBS, Pool # 745148, 5.00%, due 01/01/36	201,142
185,903	UMBS, Pool # 932807, 4.00%, due 09/01/40	182,117
122,785	UMBS, Pool # 983471, 5.50%, due 05/01/38	127,244
232,507	UMBS, Pool # 985184, 5.50%, due 08/01/38	241,609
160,661	UMBS, Pool # 995245, 5.00%, due 01/01/39	163,521
311,192	UMBS, Pool # AB6212, 3.00%, due 09/01/42	287,345
496,988	UMBS, Pool # AB6802, 3.50%, due 11/01/42	474,616
140,443	UMBS, Pool # AB7059, 2.50%, due 11/01/42	123,345
274,169	UMBS, Pool # AB8703, 3.00%, due 03/01/38	251,817
109,824	UMBS, Pool # AB9383, 4.00%, due 05/01/43	107,969
871,930	UMBS, Pool # AB9659, 3.00%, due 06/01/43	805,049
1,812,588	UMBS, Pool # AC3668, 4.50%, due 10/01/39	1,824,580
180,627	UMBS, Pool # AD9153, 4.50%, due 08/01/40	181,822
134,027	UMBS, Pool # AE0469, 6.00%, due 12/01/39	140,091
366,791	UMBS, Pool # AH4404, 4.00%, due 01/01/41	359,316
77,301	UMBS, Pool # AI1892, 5.00%, due 05/01/41	78,838
371,775	UMBS, Pool # AI4815, 4.50%, due 06/01/41	373,273
306,107	UMBS, Pool # AJ9278, 3.50%, due 12/01/41	292,326
150,596	UMBS, Pool # AJ9317, 4.00%, due 01/01/42	147,574
319,745	UMBS, Pool # AL0215, 4.50%, due 04/01/41(n)	321,864
616,657	UMBS, Pool # AL1895, 3.50%, due 06/01/42	590,425
386,619	UMBS, Pool # AL2466, 4.00%, due 09/01/42	385,361
393,981	UMBS, Pool # AL3000, 3.50%, due 12/01/42	376,182
456,694	UMBS, Pool # AL3316, 3.50%, due 03/01/43	436,080
622,142	UMBS, Pool # AL6663, 4.00%, due 03/01/39	609,496
544,812	UMBS, Pool # AL7594, 3.50%, due 08/01/45	515,223
535,847	UMBS, Pool # AL8191, 4.00%, due 12/01/45	529,156
70,869	UMBS, Pool # AO4109, 4.00%, due 06/01/42	69,424
186,786	UMBS, Pool # AQ7923, 3.00%, due 12/01/42	172,461
316,309	UMBS, Pool # AS5133, 3.50%, due 06/01/45	299,033
78,773	UMBS, Pool # AS6286, 4.00%, due 12/01/45	76,874
102,530	UMBS, Pool # AS6304, 4.00%, due 12/01/45	100,059
164,531	UMBS, Pool # AS6452, 3.50%, due 01/01/46	155,492
117,506	UMBS, Pool # AS7693, 2.00%, due 08/01/31	108,507
185,642	UMBS, Pool # AS8073, 2.50%, due 10/01/46	162,362
129,473	UMBS, Pool # AZ3743, 3.50%, due 11/01/45	122,361

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
198,156	UMBS, Pool # BC9468, 3.00%, due 06/01/46	182,224
415,931	UMBS, Pool # BD7043, 4.00%, due 03/01/47	405,562
274,116	UMBS, Pool # BE7192, 4.00%, due 03/01/47	268,475
3,044,817	UMBS, Pool # BJ0104, 3.50%, due 10/01/47	2,875,618
422,504	UMBS, Pool # BK1023, 4.50%, due 02/01/48	421,810
238,213	UMBS, Pool # BK7611, 4.50%, due 09/01/48	237,202
606,153	UMBS, Pool # BM1573, 3.50%, due 07/01/47	573,038
808,273	UMBS, Pool # BM1972, 3.50%, due 10/01/37	779,920
462,971	UMBS, Pool # BM3033, 3.00%, due 10/01/47	424,670
150,600	UMBS, Pool # BM3258, 3.00%, due 02/01/47	138,250
164,142	UMBS, Pool # BM3286, 4.50%, due 11/01/47	166,398
346,496	UMBS, Pool # BM3332, 3.50%, due 01/01/48	327,134
302,405	UMBS, Pool # BM3491, 4.50%, due 01/01/38	301,568
522,286	UMBS, Pool # BM3641, 4.00%, due 04/01/48	508,787
506,839	UMBS, Pool # BM4896, 3.00%, due 02/01/47	467,991
679,426	UMBS, Pool # BM5213, 3.00%, due 07/01/45	626,912
148,761	UMBS, Pool # BM5293, 3.50%, due 02/01/49	140,271
278,225	UMBS, Pool # BM5694, 4.00%, due 06/01/48	270,829
107,605	UMBS, Pool # BM5874, 4.00%, due 01/01/48	105,011
162,942	UMBS, Pool # BM5950, 3.00%, due 11/01/48	149,944
810,723	UMBS, Pool # BN6216, 4.50%, due 03/01/49	804,201
152,542	UMBS, Pool # BO1420, 3.50%, due 09/01/49	143,260
400,880	UMBS, Pool # BO5387, 3.50%, due 12/01/49	379,312
274,741	UMBS, Pool # BP2898, 4.00%, due 03/01/50	266,073
550,824	UMBS, Pool # BP3048, 3.00%, due 03/01/50	498,777
370,375	UMBS, Pool # BP5462, 2.50%, due 06/01/50	324,761
290,746	UMBS, Pool # BP5568, 3.00%, due 06/01/50	263,153
1,407,983	UMBS, Pool # BP6618, 2.50%, due 08/01/50	1,218,112
5,538,701	UMBS, Pool # BP9250, 2.50%, due 07/01/50	4,792,236
738,723	UMBS, Pool # BQ3132, 2.00%, due 10/01/50	621,984
516,516	UMBS, Pool # BQ3138, 2.50%, due 10/01/50	452,900
93,055	UMBS, Pool # BU3058, 2.50%, due 12/01/51	80,340
960,524	UMBS, Pool # BU8763, 3.00%, due 04/01/52	865,478
1,421,203	UMBS, Pool # BV8474, 3.00%, due 05/01/52	1,292,480
506,639	UMBS, Pool # BW0046, 5.00%, due 07/01/52	510,877
846,827	UMBS, Pool # CA0623, 4.50%, due 10/01/47	846,942
504,241	UMBS, Pool # CA0655, 3.50%, due 11/01/47	476,222
46,378	UMBS, Pool # CA3828, 4.00%, due 07/01/49	44,992
640,275	UMBS, Pool # CA3986, 5.00%, due 08/01/49	648,045
291,364	UMBS, Pool # CA4149, 3.00%, due 09/01/49	264,319
565,499	UMBS, Pool # CA4831, 4.50%, due 12/01/49	560,621
486,337	UMBS, Pool # CA5229, 3.00%, due 02/01/50	440,564
2,933,419	UMBS, Pool # CA5354, 3.50%, due 03/01/50	2,757,082
385,820	UMBS, Pool # CA5571, 4.00%, due 04/01/50	372,693
5,073,889	UMBS, Pool # CA6097, 3.50%, due 06/01/50	4,749,406
2,989,980	UMBS, Pool # CA6635, 2.50%, due 08/01/50	2,621,747
1,231,442	UMBS, Pool # CA6738, 3.00%, due 08/01/50	1,113,555
1,422,153	UMBS, Pool # CA6777, 4.50%, due 08/01/50	1,402,846
374,151	UMBS, Pool # CA6799, 2.00%, due 08/01/50	311,989
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
614,747	UMBS, Pool # CA6871, 2.50%, due 08/01/35	573,983
1,396,545	UMBS, Pool # CA6872, 2.50%, due 08/01/35	1,304,352
3,653,250	UMBS, Pool # CA8062, 2.50%, due 12/01/50	3,175,569
131,472	UMBS, Pool # CA8895, 2.50%, due 02/01/51	113,474
160,037	UMBS, Pool # CA9090, 2.50%, due 02/01/51	138,146
1,473,378	UMBS, Pool # CA9227, 2.50%, due 02/01/51	1,284,648
2,597,699	UMBS, Pool # CB0671, 2.50%, due 06/01/51	2,277,765
563,267	UMBS, Pool # CB2287, 2.50%, due 12/01/51	489,521
475,523	UMBS, Pool # CB2858, 2.50%, due 02/01/52	413,039
990,025	UMBS, Pool # CB3120, 3.00%, due 03/01/52	889,559
488,291	UMBS, Pool # CB3126, 3.50%, due 03/01/52	458,015
1,851,303	UMBS, Pool # CB3512, 4.00%, due 05/01/52	1,782,632
888,668	UMBS, Pool # CB3865, 4.50%, due 06/01/52	877,524
3,388,015	UMBS, Pool # CB4088, 4.00%, due 07/01/52	3,269,678
1,028,995	UMBS, Pool # CB4304, 4.50%, due 08/01/52	1,010,046
2,283,674	UMBS, Pool # CB4337, 4.50%, due 08/01/52	2,262,832
1,660,786	UMBS, Pool # CB4395, 4.50%, due 08/01/52	1,630,203
1,918,495	UMBS, Pool # CB4908, 5.50%, due 10/01/52	1,957,538
1,237,200	UMBS, Pool # CB5434, 5.00%, due 01/01/53	1,251,367
744,602	UMBS, Pool # FM0030, 3.00%, due 02/01/49	682,828
199,938	UMBS, Pool # FM1001, 3.50%, due 11/01/48	188,828
201,562	UMBS, Pool # FM1266, 5.00%, due 07/01/49	204,186
101,645	UMBS, Pool # FM1347, 3.00%, due 12/01/48	93,765
579,228	UMBS, Pool # FM1467, 3.00%, due 12/01/47	536,478
414,918	UMBS, Pool # FM1588, 3.00%, due 10/01/49	378,170
206,261	UMBS, Pool # FM1715, 3.00%, due 12/01/45	189,976
279,542	UMBS, Pool # FM1790, 3.00%, due 11/01/49	253,593
204,101	UMBS, Pool # FM1864, 3.00%, due 11/01/49	185,154
3,117,972	UMBS, Pool # FM2217, 3.00%, due 03/01/47	2,878,937
2,013,512	UMBS, Pool # FM2226, 3.00%, due 09/01/46	1,859,132
658,251	UMBS, Pool # FM2274, 4.00%, due 08/01/49	639,934
404,075	UMBS, Pool # FM2336, 4.00%, due 01/01/50	391,996
425,239	UMBS, Pool # FM2461, 3.50%, due 03/01/50	399,275
590,647	UMBS, Pool # FM2570, 4.50%, due 04/01/48	594,554
403,242	UMBS, Pool # FM2674, 4.00%, due 03/01/50	390,148
1,345,779	UMBS, Pool # FM3250, 3.50%, due 05/01/50	1,264,725
750,634	UMBS, Pool # FM4330, 2.50%, due 10/01/50	658,185
1,534,337	UMBS, Pool # FM4532, 3.00%, due 09/01/50	1,389,370
3,008,887	UMBS, Pool # FM4765, 2.00%, due 11/01/50	2,525,924
30,718	UMBS, Pool # FM5035, 4.00%, due 07/01/50	29,811
2,505,736	UMBS, Pool # FM5721, 3.00%, due 12/01/40	2,344,794
700,078	UMBS, Pool # FM5875, 4.50%, due 04/01/50	696,711
1,076,483	UMBS, Pool # FM5996, 4.50%, due 03/01/49	1,073,135
816,376	UMBS, Pool # FM6273, 3.00%, due 12/01/34	781,481
2,063,439	UMBS, Pool # FM6497, 2.00%, due 03/01/51	1,732,112
895,194	UMBS, Pool # FM6585, 3.50%, due 11/01/40	849,443
798,233	UMBS, Pool # FM7341, 4.00%, due 03/01/48	778,611
275,597	UMBS, Pool # FM7441, 3.00%, due 05/01/51	248,450
1,207,340	UMBS, Pool # FM7785, 4.00%, due 05/01/49	1,173,800

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
1,919,924	UMBS, Pool # FM7794, 4.00%, due 01/01/50	1,862,761
2,030,377	UMBS, Pool # FM8216, 4.00%, due 11/01/48	1,980,216
962,019	UMBS, Pool # FM8422, 2.50%, due 08/01/51	831,812
725,688	UMBS, Pool # FM8451, 2.50%, due 08/01/51	632,138
1,613,145	UMBS, Pool # FM8603, 4.00%, due 09/01/49	1,569,331
1,662,257	UMBS, Pool # FM9412, 2.50%, due 11/01/51	1,450,833
1,514,181	UMBS, Pool # FM9461, 3.50%, due 11/01/51	1,412,492
991,289	UMBS, Pool # FM9674, 3.50%, due 06/01/49	933,872
790,379	UMBS, Pool # FM9726, 2.50%, due 11/01/51	691,459
4,146,486	UMBS, Pool # FM9728, 2.50%, due 11/01/51	3,607,111
450,183	UMBS, Pool # FM9977, 4.00%, due 02/01/50	436,446
1,119,933	UMBS, Pool # FS0027, 2.50%, due 11/01/51	978,465
1,238,552	UMBS, Pool # FS0065, 4.50%, due 12/01/50	1,235,695
918,859	UMBS, Pool # FS0194, 2.50%, due 01/01/52	796,878
2,147,923	UMBS, Pool # FS0248, 3.00%, due 02/01/50	1,957,956
951,090	UMBS, Pool # FS0397, 3.00%, due 01/01/52	855,085
2,392,887	UMBS, Pool # FS0644, 3.00%, due 02/01/52	2,158,607
106,999	UMBS, Pool # FS0703, 4.00%, due 01/01/49	104,081
1,908,748	UMBS, Pool # FS0715, 3.00%, due 01/01/52	1,723,160
2,338,007	UMBS, Pool # FS1133, 4.00%, due 10/01/51	2,257,568
476,534	UMBS, Pool # FS1201, 3.00%, due 01/01/50	431,702
632,373	UMBS, Pool # FS1205, 3.50%, due 04/01/52	589,467
1,412,465	UMBS, Pool # FS1228, 3.00%, due 03/01/52	1,274,168
471,918	UMBS, Pool # FS1285, 3.50%, due 02/01/52	443,268
445,956	UMBS, Pool # FS1427, 3.00%, due 02/01/50	404,572
1,376,592	UMBS, Pool # FS1590, 2.50%, due 04/01/52	1,193,158
287,965	UMBS, Pool # FS1602, 4.00%, due 07/01/49	280,257
434,662	UMBS, Pool # FS1624, 2.50%, due 10/01/51	378,171
195,779	UMBS, Pool # FS1637, 4.00%, due 04/01/52	188,608
3,053,710	UMBS, Pool # FS1938, 2.50%, due 02/01/52	2,650,438
1,147,086	UMBS, Pool # FS1976, 4.00%, due 08/01/51	1,113,203
2,050,741	UMBS, Pool # FS2167, 4.50%, due 06/01/52	2,021,221
2,164,130	UMBS, Pool # FS2238, 4.00%, due 03/01/51	2,099,892
62,132	UMBS, Pool # FS2354, 4.00%, due 06/01/52	60,181
231,979	UMBS, Pool # FS2415, 4.50%, due 08/01/52	228,296
3,910,814	UMBS, Pool # FS2616, 5.00%, due 08/01/52	3,955,596
1,388,657	UMBS, Pool # FS2896, 4.50%, due 09/01/52	1,378,113
1,317,780	UMBS, Pool # FS2920, 3.00%, due 07/01/36	1,252,865
3,962,221	UMBS, Pool # FS3160, 3.00%, due 06/01/52	3,562,949
490,337	UMBS, Pool # FS3276, 4.50%, due 12/01/37	489,201
1,446,200	UMBS, Pool # FS3359, 5.50%, due 12/01/52	1,476,655
556,043	UMBS, Pool # FS3405, 5.50%, due 12/01/52	573,204
777,635	UMBS, Pool # FS3417, 5.00%, due 12/01/52	781,500
862,504	UMBS, Pool # FS3434, 5.50%, due 12/01/52	880,057
110,011	UMBS, Pool # MA2781, 2.50%, due 10/01/46	96,614
2,666,896	UMBS, Pool # MA2863, 3.00%, due 01/01/47	2,446,812
333,488	UMBS, Pool # MA3058, 4.00%, due 07/01/47	324,967
92,072	UMBS, Pool # MA3087, 3.50%, due 08/01/47	87,085
90,579	UMBS, Pool # MA3155, 3.00%, due 10/01/32	86,710
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
317,978	UMBS, Pool # MA3182, 3.50%, due 11/01/47	300,309
147,411	UMBS, Pool # MA3211, 4.00%, due 12/01/47	143,766
104,965	UMBS, Pool # MA3238, 3.50%, due 01/01/48	99,108
266,822	UMBS, Pool # MA3332, 3.50%, due 04/01/48	251,747
92,954	UMBS, Pool # MA3364, 3.50%, due 05/01/33	90,618
59,356	UMBS, Pool # MA3385, 4.50%, due 06/01/48	59,203
252,320	UMBS, Pool # MA3414, 3.50%, due 07/01/48	237,854
79,385	UMBS, Pool # MA3442, 3.50%, due 08/01/48	74,833
64,803	UMBS, Pool # MA3521, 4.00%, due 11/01/48	62,937
646,618	UMBS, Pool # MA3871, 3.00%, due 12/01/49	586,591
551,929	UMBS, Pool # MA3937, 3.00%, due 02/01/50	500,199
133,004	UMBS, Pool # MA3960, 3.00%, due 03/01/50	120,458
394,924	UMBS, Pool # MA4014, 3.00%, due 05/01/35	375,461
745,709	UMBS, Pool # MA4018, 2.00%, due 05/01/50	619,707
484,609	UMBS, Pool # MA4048, 3.00%, due 06/01/50	438,851
130,422	UMBS, Pool # MA4120, 2.50%, due 09/01/50	113,182
1,642,770	UMBS, Pool # MA4158, 2.00%, due 10/01/50	1,366,173
426,337	UMBS, Pool # MA4181, 1.50%, due 11/01/50	336,252
344,877	UMBS, Pool # MA4204, 2.00%, due 12/01/40	298,567
778,999	UMBS, Pool # MA4208, 2.00%, due 12/01/50	647,129
3,620,586	UMBS, Pool # MA4209, 1.50%, due 12/01/50	2,851,249
524,286	UMBS, Pool # MA4232, 2.00%, due 01/01/41	450,668
1,850,274	UMBS, Pool # MA4237, 2.00%, due 01/01/51	1,536,959
539,861	UMBS, Pool # MA4268, 2.00%, due 02/01/41	461,994
105,276	UMBS, Pool # MA4281, 2.00%, due 03/01/51	87,416
3,333,156	UMBS, Pool # MA4305, 2.00%, due 04/01/51	2,767,172
6,439,899	UMBS, Pool # MA4325, 2.00%, due 05/01/51	5,345,871
297,784	UMBS, Pool # MA4333, 2.00%, due 05/01/41	257,795
336,644	UMBS, Pool # MA4356, 2.50%, due 06/01/51	290,956
441,668	UMBS, Pool # MA4380, 3.00%, due 07/01/51	397,905
173,138	UMBS, Pool # MA4398, 2.00%, due 08/01/51	143,669
472,027	UMBS, Pool # MA4399, 2.50%, due 08/01/51	407,886
997,211	UMBS, Pool # MA4414, 2.50%, due 09/01/51	861,594
1,952,476	UMBS, Pool # MA4437, 2.00%, due 10/01/51	1,617,160
1,918,102	UMBS, Pool # MA4493, 2.50%, due 12/01/51	1,656,733
476,744	UMBS, Pool # MA4512, 2.50%, due 01/01/52	411,755
464,682	UMBS, Pool # MA4548, 2.50%, due 02/01/52	401,369
954,251	UMBS, Pool # MA4549, 3.00%, due 02/01/52	858,318
492,738	UMBS, Pool # MA4600, 3.50%, due 05/01/52	458,408
969,893	UMBS, Pool # MA4644, 4.00%, due 05/01/52	928,916
997,871	UMBS, Pool # MA4656, 4.50%, due 07/01/52	978,647
972,984	UMBS, Pool # MA4686, 5.00%, due 06/01/52	971,628
263,526	UMBS, Pool # MA4733, 4.50%, due 09/01/52	258,436
1,504,361	UMBS, Pool # MA4839, 4.00%, due 12/01/52	1,440,181
1,436,683	UMBS, Pool # QA6328, 3.00%, due 01/01/50	1,309,901
1,157,003	UMBS, Pool # QA6367, 3.00%, due 01/01/50	1,049,566
822,939	UMBS, Pool # QA7234, 3.00%, due 02/01/50	746,178
573,509	UMBS, Pool # QA8518, 3.00%, due 04/01/50	520,251
209,687	UMBS, Pool # QB0220, 3.00%, due 06/01/50	189,781

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
781,738	UMBS, Pool # QB4847, 2.50%, due 10/01/50	678,428
771,820	UMBS, Pool # QB6476, 2.50%, due 12/01/50	678,012
287,463	UMBS, Pool # QC0039, 2.50%, due 03/01/51	251,897
1,562,023	UMBS, Pool # QC4339, 2.00%, due 07/01/51	1,311,146
877,660	UMBS, Pool # QC5189, 2.50%, due 08/01/51	758,230
448,100	UMBS, Pool # QC6357, 2.50%, due 09/01/51	388,312
498,081	UMBS, Pool # QC6456, 3.00%, due 09/01/51	448,313
496,855	UMBS, Pool # QD6056, 3.00%, due 02/01/52	448,697
132,624	UMBS, Pool # QD9911, 2.50%, due 04/01/52	114,519
940,078	UMBS, Pool # QE0375, 4.00%, due 04/01/52	909,425
58,535	UMBS, Pool # QE1497, 4.00%, due 05/01/52	56,422
1,539,723	UMBS, Pool # RA1776, 3.00%, due 12/01/49	1,394,100
961,149	UMBS, Pool # RA1860, 3.00%, due 12/01/49	871,879
511,316	UMBS, Pool # RA2572, 3.50%, due 05/01/50	479,907
1,825,655	UMBS, Pool # RA2790, 2.50%, due 06/01/50	1,579,596
1,818,501	UMBS, Pool # RA2853, 2.50%, due 06/01/50	1,573,405
686,094	UMBS, Pool # RA3206, 2.00%, due 08/01/50	571,297
251,695	UMBS, Pool # RA5286, 2.50%, due 05/01/51	217,379
210,376	UMBS, Pool # RA5502, 3.00%, due 06/01/51	189,273
3,844,587	UMBS, Pool # RA5767, 2.50%, due 09/01/51	3,321,650
263,072	UMBS, Pool # RA6432, 2.50%, due 12/01/51	227,186
1,470,555	UMBS, Pool # RA6944, 3.50%, due 03/01/52	1,369,054
508,552	UMBS, Pool # RA6951, 3.50%, due 03/01/52	475,867
1,285,682	UMBS, Pool # RA7184, 4.00%, due 04/01/52	1,234,408
3,446,811	UMBS, Pool # RA7195, 3.50%, due 04/01/52	3,225,281
2,133,646	UMBS, Pool # RA7942, 5.50%, due 09/01/52	2,182,572
1,489,852	UMBS, Pool # RA8248, 5.00%, due 11/01/52	1,489,211
1,905,111	UMBS, Pool # RB5111, 2.00%, due 05/01/41	1,649,131
1,405,693	UMBS, Pool # SB8189, 4.00%, due 11/01/37	1,385,207
292,477	UMBS, Pool # SB8199, 4.50%, due 12/01/37	291,799
1,919,657	UMBS, Pool # SB8205, 4.50%, due 01/01/38	1,915,206
455,771	UMBS, Pool # SB8510, 2.00%, due 02/01/36	412,875
719,952	UMBS, Pool # SD0100, 3.00%, due 10/01/49	653,087
1,822,478	UMBS, Pool # SD0499, 3.00%, due 08/01/50	1,658,843
1,225,818	UMBS, Pool # SD0558, 2.50%, due 03/01/51	1,074,150
1,311,955	UMBS, Pool # SD0619, 4.00%, due 07/01/50	1,267,392
828,804	UMBS, Pool # SD0742, 2.50%, due 11/01/51	723,071
464,392	UMBS, Pool # SD0815, 3.00%, due 01/01/52	421,071
481,859	UMBS, Pool # SD1050, 4.50%, due 07/01/52	474,923
3,190,771	UMBS, Pool # SD1217, 2.00%, due 03/01/52	2,652,865
1,174,635	UMBS, Pool # SD1446, 4.50%, due 08/01/52	1,159,905
297,406	UMBS, Pool # SD1454, 4.50%, due 08/01/52	294,228
1,494,583	UMBS, Pool # SD1475, 4.50%, due 08/01/52	1,475,842
810,797	UMBS, Pool # SD1517, 4.50%, due 09/01/52	802,134
749,963	UMBS, Pool # SD1606, 4.50%, due 09/01/52	739,168
802,249	UMBS, Pool # SD1695, 5.00%, due 10/01/52	803,761
3,808,215	UMBS, Pool # SD1809, 4.50%, due 09/01/52	3,760,461
398,920	UMBS, Pool # SD1944, 5.00%, due 12/01/52	400,903
787,916	UMBS, Pool # SD2032, 5.00%, due 12/01/52	794,507
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
1,436,408	UMBS, Pool # SD2318, 5.00%, due 02/01/53	1,436,627
3,361,650	UMBS, Pool # SD7543, 2.50%, due 08/01/51	2,939,691
2,642,429	UMBS, Pool # SD7548, 2.50%, due 11/01/51	2,313,564
1,835,074	UMBS, Pool # SD7551, 3.00%, due 01/01/52	1,666,813
2,836	UMBS, Pool # SD8025, 3.50%, due 11/01/49	2,668
1,092,350	UMBS, Pool # SD8075, 3.50%, due 07/01/50	1,024,841
4,417,264	UMBS, Pool # SD8090, 2.00%, due 09/01/50	3,669,954
811,868	UMBS, Pool # SD8104, 1.50%, due 11/01/50	640,320
397,412	UMBS, Pool # SD8113, 2.00%, due 12/01/50	330,099
398,791	UMBS, Pool # SD8121, 2.00%, due 01/01/51	331,283
35,298	UMBS, Pool # SD8140, 2.00%, due 04/01/51	29,301
3,543,779	UMBS, Pool # SD8141, 2.50%, due 04/01/51	3,064,068
1,425,617	UMBS, Pool # SD8183, 2.50%, due 12/01/51	1,231,357
504,007	UMBS, Pool # SD8189, 2.50%, due 01/01/52	435,302
380,451	UMBS, Pool # SD8221, 3.50%, due 06/01/52	353,895
998,703	UMBS, Pool # SD8231, 4.50%, due 07/01/52	979,392
239,441	UMBS, Pool # SD8245, 4.50%, due 09/01/52	234,816
986,989	UMBS, Pool # SD8257, 4.50%, due 10/01/52	967,924
1,001,703	UMBS, Pool # SD8258, 5.00%, due 10/01/52	999,882
1,469,484	UMBS, Pool # SD8267, 5.00%, due 11/01/52	1,467,020
484,863	UMBS, Pool # SD8278, 6.00%, due 12/01/52	495,820
517,832	UMBS, Pool # ZM1609, 2.00%, due 03/01/51	429,935
790,731	UMBS, Pool # ZM1609, 3.50%, due 09/01/46	749,653
243,418	UMBS, Pool # ZS4727, 4.00%, due 07/01/47	237,197
152,508	UMBS, Pool # ZS4760, 4.00%, due 03/01/48	147,929
1,336,357	UMBS, Pool # ZS4763, 3.50%, due 04/01/48	1,260,820
421,325	UMBS, Pool # ZT0657, 6.00%, due 07/01/40	440,602
200,404	UMBS, Pool # ZT1748, 5.00%, due 01/01/49	203,137
2,500,000	UMBS TBA, 4.00%, due 06/25/52	2,392,392
1,500,000	UMBS TBA, 4.50%, due 04/13/53	1,469,811
1,926,000	UMBS TBA, 5.00%, due 04/13/53	1,921,035
3,861,000	UMBS TBA, 5.50%, due 04/13/53	3,900,289
3,000,000	UMBS TBA, 5.50%, due 05/11/53	3,029,590
		347,082,008
	Municipal Obligations — 1.2%
60,000	Alabama Economic Settlement Authority, 4.26%, due 09/15/32	57,619
165,000	Bay Area Toll Authority, 2.57%, due 04/01/31	149,866
300,000	Bay Area Toll Authority, 6.26%, due 04/01/49	364,709
1,525,000	California Health Facilities Financing Authority, 4.19%, due 06/01/37	1,430,473
1,300,000	Dallas Fort Worth International Airport, 1.93%, due 11/01/28	1,139,088
90,000	District of Columbia Water & Sewer Authority, 4.81%, due 10/01/14(i)	85,825
250,000	Florida State Board of Administration Finance Corp., 1.71%, due 07/01/27	223,071
257,000	Golden State Tobacco Securitization Corp., 4.21%, due 06/01/50	201,875
1,447,413	Louisiana Local Government Environmental Facilities & Community Development Authority, 3.62%, due 02/01/29	1,411,365
715,000	Michigan Finance Authority, 2.37%, due 09/01/49(b)	707,697
456,000	Michigan State University, 4.17%, due 08/15/22(i)	361,522
351,000	Municipal Electric Authority of Georgia, 6.64%, due 04/01/57	385,614

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Municipal Obligations — continued
407,000	New Jersey Transportation Trust Fund Authority, 4.08%, due 06/15/39	362,238
120,000	New Jersey Transportation Trust Fund Authority, 4.13%, due 06/15/42	106,315
980,000	New York City Transitional Finance Authority Future Tax Secured Revenue, 5.77%, due 08/01/36	1,028,895
1,350,000	New York State Urban Development Corp., 5.77%, due 03/15/39	1,415,142
2,195,000	Port Authority of New York & New Jersey, 1.09%, due 07/01/23	2,173,918
885,000	State of California, 7.50%, due 04/01/34	1,107,677
555,000	State of California, 7.55%, due 04/01/39	719,957
935,000	State of Connecticut, 3.98%, due 06/15/29	916,059
750,000	University of Michigan, 4.45%, due 04/01/22(i)	679,508
595,000	University of Virginia, 2.58%, due 11/01/51	408,344
105,000	University of Virginia, 4.18%, due 09/01/17(i)	88,785
		15,525,562
	Sovereign Debt Obligations — 0.3%
960,000	Argentine Republic Government International Bond, 3.50%, due 07/09/41(e)	273,394
200,000	Bermuda Government International Bond, 2.38%, due 08/20/30 144A	171,573
215,000	Export-Import Bank of India, 3.88%, due 02/01/28 144A	203,137
450,000	Indonesia Government International Bond, 3.50%, due 01/11/28	432,448
200,000	Japan Bank for International Cooperation, 3.38%, due 10/31/23	198,308
200,000	Japan Finance Organization for Municipalities, 1.75%, due 09/05/24 144A	192,141
200,000	Korea National Oil Corp., 4.75%, due 04/03/26(c) 144A	198,966
205,000	Korea National Oil Corp., 4.88%, due 04/03/28(c) 144A	206,037
290,000	Mexico Government International Bond, 3.50%, due 02/12/34	246,590
45,000	Peruvian Government International Bond, 2.78%, due 01/23/31	38,521
135,000	Province of Alberta Canada, 1.30%, due 07/22/30	112,168
85,000	Province of Alberta Canada, 3.30%, due 03/15/28	82,568
100,000	Province of Manitoba Canada, 2.13%, due 06/22/26	94,308
220,000	Province of Quebec Canada, 2.75%, due 04/12/27	210,435
801,000	Qatar Government International Bond, 5.10%, due 04/23/48 144A	815,753
789,000	Saudi Government International Bond, 4.38%, due 04/16/29 144A	788,554
185,000	Uruguay Government International Bond, 4.98%, due 04/20/55	182,034
65,000	Uruguay Government International Bond, 5.10%, due 06/18/50	65,298
		4,512,233
	U.S. Government and Agency Obligations — 16.3%
385,000	FNMA, 0.88%, due 08/05/30	314,504
210,000	FNMA, 2.50%, due 02/05/24	206,023
310,000	FNMA, 6.63%, due 11/15/30	367,504
210,000	Tennessee Valley Authority, 1.50%, due 09/15/31	171,367
25,000	Tennessee Valley Authority, 7.13%, due 05/01/30	29,627
5,572,000	U.S. Treasury Bond, 1.13%, due 08/15/40	3,687,750
12,003,000	U.S. Treasury Bond, 1.75%, due 08/15/41	8,700,300
3,390,000	U.S. Treasury Bond, 1.88%, due 02/15/41	2,538,329
2,678,000	U.S. Treasury Bond, 1.88%, due 02/15/51	1,830,664
13,330,000	U.S. Treasury Bond, 2.00%, due 11/15/41	10,071,179
6,585,000	U.S. Treasury Bond, 2.00%, due 08/15/51	4,634,837
11,720,000	U.S. Treasury Bond, 2.25%, due 05/15/41(n)	9,317,629
650,000	U.S. Treasury Bond, 2.25%, due 08/15/49	489,176
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	U.S. Government and Agency Obligations — continued
11,108,000	U.S. Treasury Bond, 2.25%, due 02/15/52	8,288,911
18,970,000	U.S. Treasury Bond, 2.38%, due 02/15/42	15,265,292
3,845,000	U.S. Treasury Bond, 2.38%, due 11/15/49	2,972,966
5,210,000	U.S. Treasury Bond, 2.50%, due 02/15/46	4,142,357
8,050,000	U.S. Treasury Bond, 2.75%, due 11/15/47	6,703,040
9,805,000	U.S. Treasury Bond, 3.00%, due 02/15/49	8,590,099
27,602,000	U.S. Treasury Bond, 3.00%, due 08/15/52	24,255,257
12,625,000	U.S. Treasury Bond, 3.38%, due 08/15/42	11,859,609
2,039,000	U.S. Treasury Bond, 3.38%, due 11/15/48	1,908,456
915,900	U.S. Treasury Bond, 3.63%, due 08/15/43	889,783
405,000	U.S. Treasury Bond, 3.63%, due 02/15/53	402,184
1,895,000	U.S. Treasury Bond, 3.88%, due 02/15/43	1,912,321
17,393,000	U.S. Treasury Bond, 4.00%, due 11/15/42	17,871,308
8,274,000	U.S. Treasury Bond, 4.00%, due 11/15/52	8,783,368
2,394,750	U.S. Treasury Inflation Indexed Bonds, 0.13%, due 01/15/30	2,233,038
6,536,000	U.S. Treasury Note, 2.75%, due 08/15/32	6,152,521
3,615,000	U.S. Treasury Note, 3.13%, due 08/31/27	3,536,769
14,399,000	U.S. Treasury Note, 3.50%, due 01/31/28	14,325,880
7,026,000	U.S. Treasury Note, 3.50%, due 02/15/33	7,037,527
1,276,000	U.S. Treasury Note, 4.00%, due 02/29/28	1,299,177
4,841,000	U.S. Treasury Note, 4.00%, due 02/28/30	4,969,589
5,929,000	U.S. Treasury STRIPS, 4.01%, due 08/15/30(m)	4,557,963
360,000	U.S. Treasury STRIPS, 5.11%, due 02/15/39(m)	196,799
2,310,000	U.S. Treasury STRIPS, 5.27%, due 02/15/40(m)	1,209,665
2,865,000	U.S. Treasury STRIPS, 5.42%, due 11/15/40(m)	1,448,356
430,000	U.S. Treasury STRIPS, 5.46%, due 02/15/41(m)	215,076
5,195,000	U.S. Treasury STRIPS, 5.63%, due 11/15/41(m)	2,503,658
1,975,000	U.S. Treasury STRIPS, 5.71%, due 05/15/42(m)	931,602
1,750,000	U.S. Treasury STRIPS, 5.84%, due 11/15/42(m)	804,365
4,195,000	U.S. Treasury STRIPS, 5.86%, due 02/15/43(m)	1,911,304
646,000	U.S. Treasury STRIPS, 5.96%, due 11/15/43(m)	285,429
2,095,000	U.S. Treasury STRIPS, 6.05%, due 08/15/44(m)(n)	899,378
		210,721,936
	TOTAL DEBT OBLIGATIONS (COST $1,401,474,238)	1,282,875,620

Shares	Description	Value ($)
	COMMON STOCK — 0.0%
	Industrial — 0.0%
396	Altera Infrastructure, LP/Teekay Offshore Finance Corp.*(k)(l)	10,197
	TOTAL COMMON STOCK (COST $10,197)	10,197

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value	Description	Value ($)
	SHORT-TERM INVESTMENT — 1.1%
	Mutual Fund - Securities Lending Collateral — 1.1%
14,825,703	State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.70%(o)(p)	14,825,703
	TOTAL SHORT-TERM INVESTMENT (COST $14,825,703)	14,825,703
	TOTAL INVESTMENTS BEFORE TBA SALE COMMITMENTS — 100.4% (Cost $1,416,310,138)	1,297,711,520
	TBA SALE COMMITMENTS — (0.1)%
(500,000)	GNMA TBA, 2.50%, due 04/20/53	(440,059)
(1,000,000)	UMBS TBA, 5.00%, due 04/13/53	(997,422)
	TOTAL TBA SALE COMMITMENTS (PROCEEDS $1,420,820)	(1,437,481)
	TOTAL INVESTMENTS NET OF TBA SALE COMMITMENTS — 100.3% (Cost $1,414,889,318)	1,296,274,039
	Other Assets and Liabilities (net) — (0.3)%	(3,882,153)
	NET ASSETS — 100.0%	$1,292,391,886

Notes to Schedule of Investments:
*	Non-income producing security.
(a)	Unless otherwise indicated, all par values are denominated in United States dollars ($).
(b)
Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	When-issued security.
(d)	Variable or floating rate note. Rate shown is as of March 31, 2023.
(e)	Step coupon security that pays an initial coupon rate for the first period and then a lower/higher coupon rate for the following periods. Rate shown is current coupon rate.
(f)	All or a portion of this security is out on loan.
(g)	Security is currently in default.
(h)	Security is perpetual and has no stated maturity date.
(i)	Year of maturity is greater than 2100.
(j)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(k)	Level 3 - significant unobservable inputs were used in determining the value of this security in the Fund.
(l)
Securities are fair valued by the Valuation Committee as approved by the Board of Trustees.  The total market value of the securities at year end is $10,521 which represents 0.0% of net assets.  The aggregate tax cost of these securities held at March 31, 2023 was $1,575,752.

(m)	Interest rate presented is yield to maturity.
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
(n)	All or a portion of this security is pledged for open futures and open centrally cleared swaps collateral.
(o)	The rate disclosed is the 7-day net yield as of March 31, 2023.
(p)	Represents an investment of securities lending cash collateral.
144A
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The total market value of the securities at year end is $270,749,304 which represents 20.9% of net assets.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
EUR	10,896,770	USD	11,747,157	04/04/23	Barclays Bank Plc	$91,637
USD	11,766,140	EUR	10,896,770	05/02/23	Barclays Bank Plc	(91,243)
USD	11,907,757	EUR	11,164,038	04/04/23	JPMorgan Chase Bank N.A.	(221,411)
						$(221,017)
Futures Contracts
Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
332	U.S. Treasury Note 10-Year	Jun 2023	$38,154,063	$786,138
122	U.S. Treasury Note 2-Year	Jun 2023	25,187,281	292,726
304	U.S. Treasury Note 5-Year	Jun 2023	33,290,375	483,948
10	U.S. Ultra Bond	Jun 2023	1,411,250	(17,453)
				$1,545,359
Sales
305	U.S. Long Bond	Jun 2023	$40,002,656	$(1,587,383)
189	U.S. Ultra 10-Year	Jun 2023	22,895,578	(688,745)
				$(2,276,128)
Centrally Cleared Interest Rate Swaps
Payments Received by Fund	Payment Frequency	Payments Made by Fund	Payment Frequency	Maturity Date	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
4.95%	Annual	SOFR	Annual	03/08/25	$—	USD	3,816,000	$57,636	$57,636
5.09%	Annual	SOFR	Annual	03/10/25	—	USD	10,650,000	188,887	188,887
5.11%	Annual	SOFR	Annual	03/09/25	—	USD	4,664,000	84,590	84,590
									$331,113

Currency Abbreviations
EUR	—	Euro
USD	—	U.S. Dollar

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
Abbreviations
ACES	—	Alternative Credit Enhancement Securities
CLO	—	Collateralized Loan Obligation
CMO	—	Collateralized Mortgage Obligation
CMT	—	Constant Maturity Treasury Index
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
IO	—	Interest Only
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium Term Note
PIK	—	Payment In Kind
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities
TBA	—	To Be Announced
TSFR	—	Term Secured Overnight Financing Rate
UMBS	—	Uniform Mortgage-Backed Securities are single-class securities backed by fixed-rate mortgage loans purchased by either FHLMC or FNMA

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023

Asset Class Summary (Unaudited)	% of Net Assets
Debt Obligations	99.3
Swaps	0.0*
Equities	0.0*
Futures Contracts	(0.1)
TBA Sale Commitments	(0.1)
Forward Foreign Currency Contracts	(0.9)
Short-Term Investment	1.1
Other Assets and Liabilities (net)	0.7
100.0

*	Amount rounds to zero.
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2023

Par Value(a)	Description	Value ($)
	DEBT OBLIGATIONS — 88.7%
	Asset Backed Securities — 6.3%
220,000	AB BSL CLO 4, Ltd., Series 2023-4A, Class A, 1.00% (3 mo. TSFR + 2.00%), due 04/20/36(b)(c) 144A	220,146
675,508	Aegis Asset Backed Securities Trust, Series 2005-5, Class M1, 5.49% (1 mo. USD LIBOR + 0.65%), due 12/25/35(c)	629,283
255,000	AIG CLO, Ltd., Series 2019-1A, Class BR, 6.48% (3 mo. TSFR + 1.85%), due 04/18/35(c) 144A	246,077
500,000	Aimco CLO 12, Ltd., Series 2020-12A, Class DR, 7.56% (3 mo. TSFR + 2.90%), due 01/17/32(c) 144A	467,562
650,000	Alinea CLO, Ltd., Series 2018-1A, Class D, 7.91% (3 mo. USD LIBOR + 3.10%), due 07/20/31(c) 144A	609,014
1,000,000	AMMC CLO 27, Ltd., Series 2022-27A, Class D, 10.61% (3 mo. TSFR + 6.01%), due 01/20/36(c) 144A	982,537
300,000	Anchorage Capital CLO, Ltd., Series 2014-3RA, Class E, 10.30% (3 mo. USD LIBOR + 5.50%), due 01/28/31(c) 144A	251,115
3,640,000	Anchorage Capital CLO, Ltd., Series 2021-17A, Class A1, 5.96% (3 mo. USD LIBOR + 1.17%), due 07/15/34(c) 144A	3,559,552
1,000,000	Apex Credit CLO, Ltd., Series 2019-1A, Class BR, 7.19% (3 mo. USD LIBOR + 2.40%), due 04/18/32(c) 144A	944,280
420,000	Apidos CLO XXII, Series 2015-22A, Class DR, 11.56% (3 mo. USD LIBOR + 6.75%), due 04/20/31(c) 144A	388,446
598,950	Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.19%, due 06/05/49 144A	587,232
850,000	Applebee's Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.82%, due 03/05/53(b) 144A	861,389
250,000	Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class C, 7.76% (3 mo. USD LIBOR + 2.90%), due 05/15/30(c) 144A	230,674
810,000	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE5, Class M1, 3.12% (1 mo. USD LIBOR + 0.42%), due 07/25/36(c)	612,252
180,860	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2007-HE1, Class A4, 4.17% (1 mo. USD LIBOR + 0.14%), due 12/25/36(c)	174,266
410,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.25%, due 02/20/27 144A	383,665
500,000	Bain Capital Credit CLO, Ltd., Series 2021-4A, Class D, 7.91% (3 mo. USD LIBOR + 3.10%), due 10/20/34(c) 144A	441,844
550,000	Bain Capital Credit CLO, Ltd., Series 2022-2A, Class D1, 8.30% (3 mo. TSFR + 3.65%), due 04/22/35(c) 144A	498,346
1,050,000	Bain Capital Credit CLO, Ltd., Series 2023-1A, Class AN, 6.57% (3 mo. TSFR + 1.83%), due 04/16/36(c) 144A	1,046,492
500,000	Bain Capital Credit CLO, Ltd., Series 2023-1A, Class D, 9.64% (3 mo. TSFR + 4.90%), due 04/16/36(c) 144A	485,349
275,000	Ballyrock CLO, Ltd., Series 2018-1A, Class C, 7.96% (3 mo. USD LIBOR + 3.15%), due 04/20/31(c) 144A	250,815
415,000	Ballyrock CLO, Ltd., Series 2019-1A, Class A2R, 6.34% (3 mo. USD LIBOR + 1.55%), due 07/15/32(c) 144A	405,621
1,000,000	Ballyrock CLO, Ltd., Series 2022-19A, Class D, 11.75% (3 mo. TSFR + 7.11%), due 04/20/35(c) 144A	886,239
250,000	Barings CLO, Ltd., Series 2016-2A, Class ER2, 11.31% (3 mo. USD LIBOR + 6.50%), due 01/20/32(c) 144A	224,182
500,000	Bavarian Sky UK 5 CLO Plc, Series 2014-1A, Class CR2, 8.44% (3 mo. USD LIBOR + 3.63%), due 10/20/34(c) 144A	444,153
850,000	BlueMountain CLO XXIX, Ltd., Series 2020-29A, Class ER, 11.68% (3 mo. USD LIBOR + 6.86%), due 07/25/34(c) 144A	778,638

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Asset Backed Securities — continued
250,000	Bristol Park CLO, Ltd., Series 2016-1A, Class ER, 11.79% (3 mo. USD LIBOR + 7.00%), due 04/15/29(c) 144A	219,971
650,000	Buckhorn Park CLO, Ltd., Series 2019-1A, Class DR, 7.89% (3 mo. USD LIBOR + 3.10%), due 07/18/34(c) 144A	602,886
500,000	Canyon Capital CLO, Ltd., Series 2020-1A, Class BR, 6.49% (3 mo. USD LIBOR + 1.70%), due 07/15/34(c) 144A	482,218
280,000	Canyon Capital CLO, Ltd., Series 2021-1A, Class E, 11.20% (3 mo. USD LIBOR + 6.41%), due 04/15/34(c) 144A	246,874
255,000	Canyon CLO, Ltd., Series 2021-4A, Class B, 6.49% (3 mo. USD LIBOR + 1.70%), due 10/15/34(c) 144A	245,508
1,300,000	Carlyle US CLO, Ltd., Series 2019-2A, Class DR, 11.29% (3 mo. USD LIBOR + 6.50%), due 07/15/32(c) 144A	1,189,991
1,475,000	Carlyle US CLO, Ltd., Series 2019-4A, Class A2R, 6.41% (3 mo. TSFR + 1.75%), due 04/15/35(c) 144A	1,412,400
510,000	Carlyle US CLO, Ltd., Series 2021-8A, Class B, 6.44% (3 mo. USD LIBOR + 1.65%), due 10/15/34(c) 144A	496,464
1,060,000	CarVal CLO VII-C, Ltd., Series 2023-1A, Class A1, 6.88% (3 mo. TSFR + 2.20%), due 01/20/35(c) 144A	1,056,240
750,000	Catskill Park CLO, Ltd., Series 2017-1A, Class D, 10.81% (3 mo. USD LIBOR + 6.00%), due 04/20/29(c) 144A	625,247
1,020,000	CBAM CLO, Ltd., Series 2018-6A, Class B2R, 7.02% (3 mo. TSFR + 2.36%), due 01/15/31(c) 144A	1,000,396
275,000	CIFC Funding CLO, Ltd., Series 2012-2RA, Class B, 6.36% (3 mo. USD LIBOR + 1.55%), due 01/20/28(c) 144A	268,825
250,000	CIFC Funding CLO, Ltd., Series 2017-1A, Class D, 8.32% (3 mo. USD LIBOR + 3.50%), due 04/23/29(c) 144A	243,809
700,000	CIFC Funding CLO, Ltd., Series 2017-3A, Class C, 8.46% (3 mo. USD LIBOR + 3.65%), due 07/20/30(c) 144A	665,823
500,000	Dryden 64 CLO, Ltd., Series 2018-64A, Class D, 7.44% (3 mo. USD LIBOR + 2.65%), due 04/18/31(c) 144A	458,773
900,000	Dryden 70 CLO, Ltd., Series 2018-70A, Class E, 10.88% (3 mo. USD LIBOR + 6.05%), due 01/16/32(c) 144A	797,807
630,000	Eaton Vance CLO, Ltd., Series 2020-2A, Class ER, 11.29% (3 mo. USD LIBOR + 6.50%), due 01/15/35(c) 144A	584,103
350,000	Elmwood CLO XI, Ltd., Series 2021-4A, Class B, 6.41% (3 mo. USD LIBOR + 1.60%), due 10/20/34(c) 144A	340,966
291,299	Falcon Aerospace, Ltd., Series 2017-1, Class A, 4.58%, due 02/15/42(c) 144A	274,958
250,000	Fortress Credit BSL CLO XII, Ltd., Series 2021-4A, Class E, 11.92% (3 mo. USD LIBOR + 7.13%), due 10/15/34(c) 144A	220,439
1,290,000	FS Rialto Issuer CLO LLC, Series 2022-FL7, Class A, 7.59% (1 mo. TSFR + 2.90%), due 10/19/39(c) 144A	1,285,346
1,060,000	Generate CLO 7, Ltd., Series 7A, Class B1, 6.67% (3 mo. USD LIBOR + 1.85%), due 01/22/33(c) 144A	1,038,762
250,000	Gilbert Park CLO, Ltd., Series 2017-1A, Class D, 7.74% (3 mo. USD LIBOR + 2.95%), due 10/15/30(c) 144A	232,555
220,000	Golub Capital Partners CLO 66B, Ltd., Series 2023-66A, Class A, 1.00% (3 mo. TSFR + 1.95%), due 04/25/36(b)(c) 144A	219,065
380,000	Golub Capital Partners CLO, Ltd., Series 2021-53A, Class E, 11.51% (3 mo. USD LIBOR + 6.70%), due 07/20/34(c) 144A	343,887
250,000	Greenwood Park CLO, Ltd., Series 2018-1A, Class E, 9.74% (3 mo. USD LIBOR + 4.95%), due 04/15/31(c) 144A	207,157
750,000	Greywolf CLO IV, Ltd., Series 2018-1A, Class D, 10.68% (3 mo. TSFR + 6.01%), due 04/26/31(c) 144A	660,491
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Asset Backed Securities — continued
250,000	Greywolf CLO IV, Ltd., Series 2019-1RA, Class CR, 8.54% (3 mo. TSFR + 3.91%), due 04/17/34(c) 144A	228,401
255,000	GREYWOLF CLO VI, Ltd., Series 2018-1A, Class A2, 6.56% (3 mo. TSFR + 1.89%), due 04/26/31(c) 144A	250,547
74,944	GSAA Home Equity Trust, Series 2007-7, Class A4, 5.39% (1 mo. USD LIBOR + 0.54%), due 07/25/37(c)	70,748
290,000	Halsey Point CLO I, Ltd., Series 2019-1A, Class F, 12.44% (3 mo. USD LIBOR + 8.20%), due 01/20/33(c) 144A	231,540
200,000	Hayfin US CLO XII, Ltd., Series 2018-9A, Class BR, 6.60% (3 mo. USD LIBOR + 1.80%), due 04/28/31(c) 144A	195,868
221,118	KeyCorp Student Loan Trust, Series 2005-A, Class 2C, 6.43% (3 mo. USD LIBOR + 1.30%), due 12/27/38(c)	205,019
400,000	KKR CLO 14, Ltd., Series 14, Class BR, 6.59% (3 mo. USD LIBOR + 1.80%), due 07/15/31(c) 144A	389,659
870,000	KREF CLO, Ltd., Series 2022-FL3, Class A, 6.21% (1 mo. TSFR + 1.45%), due 02/17/39(c) 144A	856,987
177,045	Long Beach Mortgage Loan Trust, Series 2005-1, Class M4, 6.12% (1 mo. USD LIBOR + 1.28%), due 02/25/35(c)	170,172
425,000	Madison Park Funding CLO XLVIII, Ltd., Series 2017-25A, Class A2R, 6.47% (3 mo. USD LIBOR + 1.65%), due 04/25/29(c) 144A	416,766
250,000	Madison Park Funding CLO XXV, Ltd., Series 2021-48A, Class B, 5.68% (3 mo. USD LIBOR + 1.45%), due 04/19/33(c) 144A	244,951
1,405,000	Madison Park Funding CLO XXXIX, Ltd., Series 2021-39A, Class D, 7.87% (3 mo. USD LIBOR + 3.05%), due 10/22/34(c) 144A	1,334,397
400,000	Magnetite CLO XII, Ltd., Series 2015-12A, Class ER, 10.47% (3 mo. USD LIBOR + 5.68%), due 10/15/31(c) 144A	358,972
1,435,000	Magnetite CLO XXIV, Ltd., Series 2019-24A, Class BR, 6.41% (3 mo. TSFR + 1.75%), due 04/15/35(c) 144A	1,373,794
2,160,000	Magnetite CLO XXVII, Ltd., Series 2020-27A, Class AR, 5.95% (3 mo. USD LIBOR + 1.14%), due 10/20/34(c) 144A	2,107,147
592,011	Magnolia Financial X DAC, Series 2020-1, 3.98%, due 08/13/24 144A	578,779
250,000	Marathon CLO 14, Ltd., Series 2019-2A, Class BA, 8.11% (3 mo. USD LIBOR + 3.30%), due 01/20/33(c) 144A	241,432
400,000	Mercury Financial Credit Card Master Trust, Series 2022-1A, Class B, 3.20%, due 09/21/26 144A	372,752
442,764	Mill City Solar Loan, Ltd., Series 2019-1A, Class A, 4.34%, due 03/20/43 144A	408,608
629,009	Mosaic Solar Loan Trust, Series 2021-1A, Class D, 3.71%, due 12/20/46 144A	550,691
960,813	National Collegiate Student Loan Trust, Series 2007-2, Class A4, 5.14% (1 mo. USD LIBOR + 0.29%), due 01/25/33(c)	881,073
370,000	Navient Private Education Refi Student Loan Trust, Series 2018-CA, Class B, 4.22%, due 06/16/42 144A	343,089
760,000	Navient Private Education Refi Student Loan Trust, Series 2020-GA, Class B, 2.50%, due 09/16/69 144A	596,287
250,000	Neuberger Berman CLO XVIII, Ltd., Series 2014-18A, Class DR2, 10.74% (3 mo. USD LIBOR + 5.92%), due 10/21/30(c) 144A	219,686
250,000	Neuberger Berman Loan Advisers CLO 25, Ltd., Series 2017-25A, Class DR, 7.64% (3 mo. USD LIBOR + 2.85%), due 10/18/29(c) 144A	233,266
750,000	Neuberger Berman Loan Advisers CLO 33, Ltd., Series 2019-33A, Class DR, 7.69% (3 mo. USD LIBOR + 2.90%), due 10/16/33(c) 144A	698,629
2,805,000	Neuberger Berman Loan Advisers CLO 36, Ltd., Series 2020-36A, Class A1R, 6.06% (3 mo. USD LIBOR + 1.25%), due 04/20/33(c) 144A	2,763,876
480,000	Neuberger Berman Loan Advisers CLO 44, Ltd., Series 2021-44A, Class E, 10.79% (3 mo. USD LIBOR + 6.00%), due 10/16/34(c) 144A	433,478

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Asset Backed Securities — continued
700,000	Ocean Trails CLO IX, Series 2020-9A, Class CR, 7.34% (3 mo. USD LIBOR + 2.55%), due 10/15/34(c) 144A	667,431
650,000	Ocean Trails CLO X, Series 2020-10A, Class ER, 12.36% (3 mo. USD LIBOR + 7.57%), due 10/15/34(c) 144A	584,231
930,000	Ocean Trails CLO XIV, Ltd., Series 2023-14A, Class A1, 6.78% (3 mo. TSFR + 2.00%), due 01/20/35(c) 144A	927,417
1,285,000	OCP CLO, Ltd., Series 2015-9A, Class BR2, 6.38% (3 mo. TSFR + 1.75%), due 01/15/33(c) 144A	1,228,938
325,000	Octagon Investment Partners CLO 35, Ltd., Series 2018-1A, Class C, 6.84% (3 mo. USD LIBOR + 2.60%), due 01/20/31(c) 144A	295,736
275,000	OHA Credit Funding CLO 2, Ltd., Series 2019-2A, Class BR, 6.42% (3 mo. USD LIBOR + 1.60%), due 04/21/34(c) 144A	268,225
1,000,000	OHA Credit Funding CLO 4, Ltd., Series 2019-4A, Class BR, 6.47% (3 mo. USD LIBOR + 1.65%), due 10/22/36(c) 144A	977,961
850,000	Option One Mortgage Loan Trust, Series 2005-3, Class M4, 5.78% (1 mo. USD LIBOR + 0.93%), due 08/25/35(c)	659,820
250,000	Owl Rock CLO III, Ltd., Series 2020-3A, Class A1L, 6.61% (3 mo. USD LIBOR + 1.80%), due 04/20/32(c) 144A	246,716
605,000	OZLM CLO XXIII, Ltd., Series 2019-23A, Class B1R, 6.64% (3 mo. USD LIBOR + 1.85%), due 04/15/34(c) 144A	580,784
2,335,000	Palmer Square CLO, Ltd., Series 2021-2A, Class A, 5.94% (3 mo. USD LIBOR + 1.15%), due 07/15/34(c) 144A	2,280,261
300,000	Palmer Square CLO, Ltd., Series 2021-4A, Class B, 6.44% (3 mo. USD LIBOR + 1.65%), due 10/15/34(c) 144A	292,346
250,000	Palmer Square Loan Funding CLO, Ltd., Series 2021-2A, Class A2, 6.17% (3 mo. USD LIBOR + 1.25%), due 05/20/29(c) 144A	244,807
250,000	Palmer Square Loan Funding CLO, Ltd., Series 2021-2A, Class B, 6.32% (3 mo. USD LIBOR + 1.40%), due 05/20/29(c) 144A	242,585
890,000	Palmer Square Loan Funding CLO, Ltd., Series 2022-3A, Class C, 9.41% (3 mo. TSFR + 5.40%), due 04/15/31(c) 144A	873,436
250,000	Parallel CLO, Ltd., Series 2017-1A, Class CR, 6.81% (3 mo. USD LIBOR + 2.00%), due 07/20/29(c) 144A	235,518
575,000	Park Avenue Institutional Advisers CLO, Ltd., Series 2021-2A, Class B, 6.54% (3 mo. USD LIBOR + 1.75%), due 07/15/34(c) 144A	550,218
390,000	Peace Park CLO, Ltd., Series 2021-1A, Class E, 10.81% (3 mo. USD LIBOR + 6.00%), due 10/20/34(c) 144A	363,827
439,300	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.67%, due 09/05/48 144A	427,054
1,005,000	PPM CLO, Ltd., Series 2018-1A, Class B2, 6.64% (3 mo. USD LIBOR + 1.85%), due 07/15/31(c) 144A	985,658
1,070,000	Rad CLO 15, Ltd., Series 2021-15A, Class A, 5.90% (3 mo. USD LIBOR + 1.09%), due 01/20/34(c) 144A	1,053,083
278,689	Renaissance Home Equity Loan Trust, Series 2003-2, Class A, 4.45% (1 mo. USD LIBOR + 0.88%), due 08/25/33(c)	252,115
1,160,000	Residential Asset Securities Trust, Series 2006-KS2, Class M3, 5.46% (1 mo. USD LIBOR + 0.62%), due 03/25/36(c)	1,071,526
1,485,000	Rockford Tower CLO, Ltd., Series 2018-1A, Class A, 6.02% (3 mo. USD LIBOR + 1.10%), due 05/20/31(c) 144A	1,465,178
325,000	Rockford Tower CLO, Ltd., Series 2021-3A, Class B, 6.56% (3 mo. USD LIBOR + 1.75%), due 10/20/34(c) 144A	309,628
720,000	RR CLO 18, Ltd., Series 2021-18A, Class D, 11.04% (3 mo. USD LIBOR + 6.25%), due 10/15/34(c) 144A	660,720
180,000	Saranac CLO III, Ltd., Series 2014-3A, Class DR, 8.20% (3 mo. USD LIBOR + 3.25%), due 06/22/30(c) 144A	144,836
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Asset Backed Securities — continued
430,000	Sculptor CLO XXVI, Ltd., Series 26A, Class E, 12.06% (3 mo. USD LIBOR + 7.25%), due 07/20/34(c) 144A	381,729
515,000	Sixth Street CLO XVIII, Ltd., Series 2021-18A, Class D, 7.71% (3 mo. USD LIBOR + 2.90%), due 04/20/34(c) 144A	491,211
68,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 8.30%, due 06/15/32(d)	67,964
50,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 4.30%, due 03/15/33(d)	50,074
680,000	SMB Private Education Loan Trust, Series 2021-A, Class D1, 3.86%, due 01/15/53 144A	623,534
2,600,000	Sound Point CLO XXVII, Ltd., Series 2020-2A, Class AR, 6.00% (3 mo. USD LIBOR + 1.18%), due 10/25/34(c) 144A	2,513,888
940,000	Southwick Park CLO LLC, Series 2019-4A, Class DR, 7.76% (3 mo. USD LIBOR + 2.95%), due 07/20/32(c) 144A	874,600
704,092	Stonepeak, Series 2021-1A, Class A, 2.68%, due 02/28/33 144A	633,077
1,050,000	Sycamore Tree CLO, Ltd., Series 2023-2A, Class A, 7.01% (3 mo. TSFR + 2.33%), due 04/20/35(c) 144A	1,051,219
930,000	Symphony CLO 37, Ltd., Series 2022-37A, Class A1A, 6.55% (3 mo. TSFR + 2.30%), due 10/20/34(c) 144A	933,354
280,000	TCI-Symphony CLO, Ltd., Series 2016-1A, Class DR2, 7.92% (3 mo. USD LIBOR + 3.10%), due 10/13/32(c) 144A	256,240
800,000	TCI-Symphony CLO, Ltd., Series 2016-1A, Class ER2, 11.57% (3 mo. USD LIBOR + 6.75%), due 10/13/32(c) 144A	667,546
465,000	THL Credit Wind River CLO, Ltd., Series 2017-4A, Class B, 6.37% (3 mo. USD LIBOR + 1.45%), due 11/20/30(c) 144A	448,555
2,710,000	Trinitas CLO XVI, Ltd., Series 2021-16A, Class A1, 5.99% (3 mo. USD LIBOR + 1.18%), due 07/20/34(c) 144A	2,649,385
650,000	TSTAT CLO, Ltd., Series 2022-2A, Class C, 9.31% (3 mo. TSFR + 4.80%), due 01/20/31(c) 144A	661,472
500,000	Venture 43 CLO, Ltd., Series 2021-43A, Class D, 8.26% (3 mo. USD LIBOR + 3.47%), due 04/15/34(c) 144A	425,362
500,000	VERDE CLO, Ltd., Series 2019-1A, Class DR, 8.04% (3 mo. USD LIBOR + 3.25%), due 04/15/32(c) 144A	465,028
250,000	Voya CLO, Ltd., Series 2016-3A, Class A1R, 5.98% (3 mo. USD LIBOR + 1.19%), due 10/18/31(c) 144A	246,992
660,000	Voya CLO, Ltd., Series 2017-2A, Class A2AR, 6.44% (3 mo. USD LIBOR + 1.65%), due 06/07/30(c) 144A	646,586
260,000	Voya CLO, Ltd., Series 2017-3A, Class DR, 11.76% (3 mo. USD LIBOR + 6.95%), due 04/20/34(c) 144A	234,334
350,000	Wellfleet CLO, Ltd., Series 2017-2A, Class C, 8.21% (3 mo. USD LIBOR + 3.40%), due 10/20/29(c) 144A	312,892
255,000	Whitebox CLO I, Ltd., Series 2019-1A, Class ANBR, 6.52% (3 mo. USD LIBOR + 1.70%), due 07/24/32(c) 144A	249,468
260,000	Whitebox CLO II, Ltd., Series 2020-2A, Class A1R, 6.04% (3 mo. USD LIBOR + 1.22%), due 10/24/34(c) 144A	255,306
1,120,000	Whitebox CLO IV, Ltd., Series 2023-4A, Class A1, 6.93% (3 mo. TSFR + 2.15%), due 04/20/36(c) 144A	1,118,606
410,000	Whitehorse CLO XII, Ltd., Series 2018-12A, Class D, 8.44% (3 mo. USD LIBOR + 3.65%), due 10/15/31(c) 144A	360,426
250,000	Wind River CLO, Ltd., Series 2021-4A, Class B, 6.46% (3 mo. USD LIBOR + 1.65%), due 01/20/35(c) 144A	237,638

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Asset Backed Securities — continued
420,000		Z Capital Credit Partners CLO, Ltd., Series 2021-1A, Class D, 8.99% (3 mo. USD LIBOR + 4.20%), due 07/15/33(c) 144A	380,254
			83,913,539
		Bank Loans — 11.1%
1,958,233		19th Holdings Golf, LLC, 2022 Term Loan B, 7.80% (1 mo. SOFR + 3.00%), due 02/07/29(c)	1,826,052
745,662		ACProducts, Inc., 2021 Term Loan B, 9.39% (3 mo. USD LIBOR + 4.25%), due 05/17/28(c)	596,064
122,407		Acrisure, LLC, 2020 Term Loan B, 8.36% (1 mo. USD LIBOR + 3.50%), due 02/15/27(c)	118,581
992,462		Acrisure, LLC, 2021 First Lien Term Loan B, 9.09% (1 mo. USD LIBOR + 4.25%), due 02/15/27(c)	975,508
807,975		Acrisure, LLC, 2022 Incremental Term Loan, 10.45% (3 mo. SOFR + 5.75%), due 02/15/27(c)	803,935
534,061	EUR	Adevinta ASA, EUR Term Loan B, 6.02% (3 mo. EURIBOR + 3.00%), due 06/26/28(c)	576,362
639,681		Adtalem Global Education Inc., 2021 Term Loan B, 8.84% (1 mo. USD LIBOR + 4.00%), due 08/12/28(c)	640,024
777,923		Allen Media, LLC, 2021 Term Loan B, 10.55% (3 mo. USD LIBOR + 5.50%), due 02/10/27(c)	665,124
1,559,737		Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, 8.66% (1 mo. SOFR + 3.75%), due 05/12/28(c)	1,482,725
1,207,800		AllSpring Buyer, LLC, Term Loan B, 8.16% (3 mo. USD LIBOR + 3.00%), due 11/01/28(c)	1,205,284
606,783		Amentum Government Services Holdings, LLC, 2022 Term Loan, 8.76% (3 mo. SOFR + 4.00%), due 02/15/29(c)	595,027
683,467		Amentum Government Services Holdings, LLC, 2022 Term Loan, 9.03% (3 mo. SOFR + 4.00%), due 02/15/29(c)	670,224
490,889		Amentum Government Services Holdings, LLC, Term Loan B, 8.84% (3 mo. USD LIBOR + 4.00%), due 01/29/27(c)	481,685
1,710,562		American Airlines, Inc., 2021 Term Loan, 9.56% (3 mo. USD LIBOR + 4.75%), due 04/20/28(c)	1,738,835
1,285,307		AMG Advanced Metallurgical Group NV, 2018 Term Loan B, 8.34% (1 mo. USD LIBOR + 3.50%), due 11/30/28(c)	1,275,667
1,261,769		AmWINS Group, Inc., 2021 Term Loan B, 7.11% (1 mo. USD LIBOR + 2.25%), due 02/19/28(c)	1,248,713
344,638		Anticimex International AB, 2021 USD Term Loan B1, 8.45% (3 mo. USD LIBOR + 3.50%), due 11/16/28(c)	341,192
146,302		Apollo Commercial Real Estate Finance, Inc., 2021 Incremental Term Loan B1, 8.34% (1 mo. USD LIBOR + 3.50%), due 03/11/28(c)	126,551
1,426,145		Arctic Canadian Diamond Co., Ltd., 2nd Lien PIK Term Loan, 9.16% (3 mo. USD LIBOR + 4.00%, 12.50% PIK), due 12/31/27(c)(e)(f)	1,235,469
1,309,280	EUR	Aruba Investments, Inc., 2020 EUR Term Loan, 6.93% (1 mo. EURIBOR + 4.00%), due 11/24/27(c)	1,376,237
934,600		Aruba Investments, Inc., 2020 USD Term Loan, 8.59% (1 mo. USD LIBOR + 3.75%), due 11/24/27(c)	920,581
900,000		Asurion, LLC, 2021 Second Lien Term Loan B4, 10.09% (1 mo. USD LIBOR + 5.25%), due 01/20/29(c)	747,450
495,488		Asurion, LLC, 2021 Term Loan B9, 8.09% (1 mo. USD LIBOR + 3.25%), due 07/31/27(c)	455,849
609,961		Asurion, LLC, 2022 Term Loan B10, 8.91% (3 mo. SOFR + 4.00%), due 08/19/28(c)	562,384
600,099		At Home Group Inc., Term Loan B, 9.00% (3 mo. USD LIBOR + 4.25%), due 07/24/28(c)	471,078
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Bank Loans — continued
106,176		Athenahealth Group, Inc., 2022 Term Loan B, 8.26% (1 mo. SOFR + 3.50%), due 02/15/29(c)	99,009
1,480,497		Autokiniton US Holdings, Inc., 2021 Term Loan B, 9.42% (1 mo. SOFR + 4.50%), due 04/06/28(c)	1,440,894
1,118,000	EUR	Belron Luxembourg SARL, 2021 EUR Term Loan B, 5.05% (3 mo. EURIBOR + 2.50%), due 04/13/28(c)	1,197,950
276,818		Brown Group Holding, LLC, 2022 Incremental Term Loan B2, 8.56% (1 mo. SOFR + 3.75%), due 07/02/29(c)	277,337
718,182		Brown Group Holding, LLC, 2022 Incremental Term Loan B2, 8.43% (3 mo. SOFR + 3.75%), due 07/02/29(c)	719,528
498,644		Brown Group Holding, LLC, Term Loan B, 7.36% (1 mo. USD LIBOR + 2.50%), due 06/07/28(c)	494,780
320,000		Caesars Entertainment Corp., Term Loan B, 8.16% (1 mo. SOFR + 3.25%), due 02/06/30(c)	318,800
419,109		Camelot U.S. Acquisition, LLC, 2020 Incremental Term Loan B, 7.84% (1 mo. USD LIBOR + 3.00%), due 10/30/26(c)	418,716
667,639		Camelot U.S. Acquisition, LLC, Term Loan B, 7.84% (1 mo. USD LIBOR + 3.00%), due 10/30/26(c)	665,970
1,773,034		Cano Health, LLC, 2022 Term Loan, 8.91% (1 mo. SOFR + 4.00%), due 11/23/27(c)	1,338,641
560,682		Cardinal Parent, Inc., 2020 Term Loan B, 9.66% (3 mo. USD LIBOR + 4.50%), due 11/12/27(c)	499,007
860,658	EUR	Carnival Corp., EUR Term Loan B, 6.65% (1 mo. EURIBOR + 3.75%), due 06/30/25(c)	923,374
796,251		Carriage Purchaser, Inc., 2021 Term Loan B, 9.09% (1 mo. USD LIBOR + 4.25%), due 09/30/28(c)	764,525
997,500		CDK Global, Inc., 2022 USD Term Loan B, 9.15% (3 mo. SOFR + 4.25%), due 07/06/29	996,342
880,850		Chamberlain Group, Inc., Term Loan B, 8.09% (1 mo. USD LIBOR + 3.25%), due 11/03/28(c)	847,818
1,462,064		Citadel Securities, LP, 2021 Term Loan B, 7.31% (1 mo. SOFR + 2.50%), due 02/02/28(c)	1,451,830
998,575		City Brewing Company, LLC, Closing Date Term Loan, 8.33% (3 mo. USD LIBOR + 3.50%), due 04/05/28(c)	422,730
1,000,000		Clarios Global, LP, 2021 USD Term Loan B, 8.11% (1 mo. USD LIBOR + 3.25%), due 04/30/26(c)	996,875
974,763		Clear Channel Outdoor Holdings, Inc., Term Loan B, 8.33% (3 mo. USD LIBOR + 3.50%), due 08/21/26(c)	911,251
160,000		Cloudera, Inc., 2021 Second Lien Term Loan, 10.84% (1 mo. USD LIBOR + 6.00%), due 10/08/29(c)	142,400
831,405		ClubCorp Holdings, Inc., 2017 Term Loan B, 7.89% (3 mo. USD LIBOR + 2.75%), due 09/18/24(c)	796,850
724,525		Clydesdale Acquisition Holdings, Inc., Term Loan B, 9.08% (1 mo. SOFR + 4.18%), due 04/13/29(c)	709,705
2,105,398		CommScope, Inc., 2019 Term Loan B, 8.09% (1 mo. USD LIBOR + 3.25%), due 04/06/26(c)	2,030,831
175,686		CoreLogic, Inc., Term Loan, 8.38% (1 mo. USD LIBOR + 3.50%), due 06/02/28(c)	150,321
1,513,000		Crown Subsea Communications Holding,Inc., 2023 Incremental Term Loan, 10.14% (3 mo. SOFR + 5.25%), due 04/27/27(c)	1,499,761
593,403		CTC Holdings, LP, Term Loan B, 9.95% (3 mo. SOFR + 5.00%), due 02/20/29(c)	578,568
710,028		DCert Buyer, Inc., 2019 Term Loan B, 8.70% (3 mo. SOFR + 4.00%), due 10/16/26(c)	697,780
915,200		DCert Buyer, Inc., 2021 2nd Lien Term Loan, 11.70% (3 mo. USD LIBOR + 7.00%), due 02/19/29(c)	852,966
842,438		Deerfield Dakota Holding, LLC, 2020 USD Term Loan B, 8.56% (1 mo. SOFR + 3.75%), due 04/09/27(c)	817,866

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Bank Loans — continued
288,100		Deerfield Dakota Holding, LLC, 2021 USD 2nd Lien Term Loan, 11.91% (3 mo. USD LIBOR + 6.75%), due 04/07/28(c)	266,673
1,901,251		DirecTV Financing, LLC, Term Loan, 9.84% (1 mo. USD LIBOR + 5.00%), due 08/02/27(c)	1,834,470
1,659,682		Dun & Bradstreet Corp. (The), Term Loan, 8.10% (1 mo. USD LIBOR + 3.25%), due 02/06/26(c)	1,657,014
352,337		Electron BidCo Inc., 2021 Term Loan, 7.84% (1 mo. USD LIBOR + 3.00%), due 11/01/28(c)	348,021
262,522		Embecta Corp., Term Loan B, 7.79% (6 mo. SOFR + 3.00%), due 03/30/29(c)	258,913
839,000		Embecta Corp., Term Loan B, TBD, due 03/30/29(g)	827,464
225,967		Empire Today, LLC, 2021 Term Loan B, 9.71% (1 mo. USD LIBOR + 5.00%), due 04/03/28(c)	178,137
942,664		Endure Digital, Inc., Term Loan, 8.22% (1 mo. USD LIBOR + 3.50%), due 02/10/28(c)	879,035
338,580		EP Purchaser, LLC, 2021 Term Loan B, 8.66% (3 mo. USD LIBOR + 3.50%), due 11/06/28(c)	337,310
177,947		Equinox Holdings, Inc., 2020 Term Loan B2, 14.16% (3 mo. USD LIBOR + 9.00%), due 03/08/24(c)	164,156
71,752		EyeCare Partners, LLC, 2020 Term Loan, 8.59% (1 mo. USD LIBOR + 3.75%), due 02/18/27(c)	59,330
440,000		EyeCare Partners, LLC, 2021 2nd Lien Term Loan, 11.59% (1 mo. USD LIBOR + 6.75%), due 11/15/29(c)	341,733
475,200		EyeCare Partners, LLC, 2021 Incremental Term Loan, 8.59% (1 mo. USD LIBOR + 3.75%), due 11/15/28(c)	388,179
997,500		EyeCare Partners, LLC, 2022 Incremental Term Loan, 9.41% (1 mo. SOFR + 4.50%), due 11/15/28(c)	817,950
819,625		Fanatics Commerce Intermediate Holdco, LLC, Term Loan B, 8.09% (1 mo. USD LIBOR + 3.25%), due 11/24/28(c)	817,832
190,000		First Brands Group, LLC, 2021 2nd Lien Term Loan, 13.60% (3 mo. USD LIBOR + 8.50%), due 03/30/28(c)	169,733
481,651		Focus Financial Partners, LLC, 2021 Term Loan B4, 7.31% (1 mo. SOFR + 2.50%), due 06/30/28(c)	474,942
113,573	EUR	Froneri International, Ltd., 2020 EUR Term Loan B1, 5.07% (6 mo. EURIBOR + 2.13%), due 01/29/27(c)	117,561
657,594		Gainwell Acquisition Corp., Term Loan B, 9.00% (3 mo. SOFR + 4.00%), due 10/01/27(c)	626,769
2,323,926		Garda World Security Corp., 2021 Term Loan B, 9.11% (1 mo. SOFR + 4.25%), due 10/30/26(c)	2,308,433
726,350		Garda World Security Corp., 2022 Term Loan B, 9.01% (1 mo. SOFR + 4.25%), due 02/01/29(c)	706,980
992,327		Genesee & Wyoming, Inc., Term Loan, 7.00% (3 mo. USD LIBOR + 2.00%), due 12/30/26(c)	987,534
186,846		Geo Group, Inc. (The), 2022 Tranche 1 Term Loan, TBD, due 03/23/27(g)	189,566
325,449		Global Medical Response, Inc., 2020 Term Loan B, 9.24% (3 mo. USD LIBOR + 4.25%), due 10/02/25(c)	231,883
794,597		Graham Packaging Co. Inc., 2021 Term Loan, 7.84% (1 mo. USD LIBOR + 3.00%), due 08/04/27(c)	788,539
867,766		Gray Television, Inc., 2021 Term Loan D, 7.66% (1 mo. USD LIBOR + 3.00%), due 12/01/28(c)	844,807
1,491,166		Great Outdoors Group, LLC, 2021 Term Loan B1, 8.59% (1 mo. USD LIBOR + 3.75%), due 03/06/28(c)	1,475,012
526,708		Greystone Select Financial, LLC, Term Loan B, 9.80% (3 mo. USD LIBOR + 5.00%), due 06/16/28(c)	495,105
1,464,000		Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 6.84% (1 mo. USD LIBOR + 2.00%), due 11/15/27(c)	1,434,415
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Bank Loans — continued
378,100		Hayward Industries, Inc., 2022 Term Loan, 8.16% (1 mo. SOFR + 3.25%), due 05/30/28(c)	368,962
180,000		Howden Group Holdings, Ltd., 2023 USD Term Loan B, TBD, due 03/24/30(g)	179,325
990,911		Hudson River Trading, LLC, 2021 Term Loan, 7.84% (1 mo. SOFR + 3.00%), due 03/20/28(c)	931,456
30,662		Hyland Software, Inc., 2018 1st Lien Term Loan, 8.34% (1 mo. USD LIBOR + 3.50%), due 07/01/24(c)	30,306
1,269,634		II-VI, Inc., 2022 Term Loan B, 7.59% (1 mo. USD LIBOR + 2.75%), due 07/02/29(c)	1,260,112
147,230		Illuminate Buyer, LLC, 2021 Term Loan, 8.34% (1 mo. USD LIBOR + 3.50%), due 06/30/27(c)	144,746
835,125		Ingram Micro Inc., 2021 Term Loan B, 8.60% (3 mo. USD LIBOR + 3.50%), due 06/30/28(c)	829,697
523,000		IXS Holdings, Inc., 2020 Term Loan B, TBD, due 03/05/27(g)	434,744
1,619,089		Jazz Financing Lux SARL, USD Term Loan, 8.34% (1 mo. USD LIBOR + 3.50%), due 05/05/28(c)	1,614,873
1,941,339		Jump Financial, LLC, Term Loan B, 9.66% (3 mo. SOFR + 4.50%), due 08/07/28(c)	1,790,885
750,500		Knight Health Holdings, LLC, Term Loan B, 10.09% (1 mo. USD LIBOR + 5.25%), due 12/23/28(c)	396,827
836,900		Lakeshore Intermediate, LLC, Term Loan, 8.36% (1 mo. USD LIBOR + 3.50%), due 09/29/28(c)	824,347
301,617		Leslie's Poolmart, Inc., 2021 Term Loan B, 7.66% (3 mo. USD LIBOR + 2.50%), due 03/09/28(c)	298,008
1,113,750		LIDS Holdings, Inc., Term Loan, 10.39% (3 mo. SOFR + 5.50%), due 12/14/26(c)	1,058,062
476,000	EUR	Lonza Group AG, EUR Term Loan B, 7.02% (3 mo. EURIBOR + 4.00%), due 07/03/28(c)	477,556
691,250		LRS Holdings, LLC, Term Loan B, 9.09% (1 mo. USD LIBOR + 4.25%), due 08/31/28(c)	678,289
738,750		Magenta Buyer, LLC, 2021 USD 1st Lien Term Loan, 9.58% (3 mo. USD LIBOR + 4.75%), due 07/27/28(c)	609,469
930,000		Magenta Buyer, LLC, 2021 USD 2nd Lien Term Loan, 13.08% (3 mo. USD LIBOR + 8.25%), due 07/27/29(c)	703,700
2,469,868		MajorDrive Holdings IV, LLC, Term Loan B, 9.00% (3 mo. USD LIBOR + 4.00%), due 06/01/28(c)	2,349,462
2,389		McGraw-Hill Global Education Holdings, LLC, 2021 Term Loan, 9.59% (1 mo. USD LIBOR + 4.75%), due 07/28/28(c)	2,238
542,020		McGraw-Hill Global Education Holdings, LLC, 2021 Term Loan, 9.70% (3 mo. USD LIBOR + 4.75%), due 07/28/28(c)	507,853
399,242		McGraw-Hill Global Education Holdings, LLC, 2021 Term Loan, 9.99% (6 mo. USD LIBOR + 4.75%), due 07/28/28(c)	374,076
944,131		Medline Borrower, LP, USD Term Loan B, 8.09% (1 mo. USD LIBOR + 3.25%), due 10/23/28(c)	921,642
1,088,823		MH Sub I, LLC, 2020 Incremental Term Loan, 8.59% (1 mo. USD LIBOR + 3.75%), due 09/13/24(c)	1,073,074
800,599		Michaels Cos, Inc., 2021 Term Loan B, 9.41% (3 mo. USD LIBOR + 4.25%), due 04/15/28(c)	737,981
2,005,920		MKS Instruments, Inc., 2022 USD Term Loan B, 7.61% (1 mo. SOFR + 2.75%), due 08/17/29(c)	1,997,981
316,679		MRI Software, LLC, 2020 Term Loan B, TBD, due 02/10/26(g)	305,215
182,589		MRI Software, LLC, 2020 Term Loan, TBD, due 02/10/26(g)	175,290
1,526,154		NCL Corporation, Ltd., 2022 Term Loan A3, Class C, 7.25% (3 mo. SOFR + 2.35%), due 01/02/25(c)	1,491,815
2,145,014		NCR Corp., 2019 Term Loan, 7.33% (3 mo. USD LIBOR + 2.50%), due 08/28/26(c)	2,119,988
1,909,000		Neptune Bidco US, Inc., 2022 USD Term Loan B, TBD, due 04/11/29(g)	1,699,010

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Bank Loans — continued
623,000	EUR	Olympus Water US Holding Corp., 2021 EUR Term Loan B, TBD, due 11/09/28(g)	644,073
995,213		Olympus Water US Holding Corp., 2021 USD Term Loan B, 8.94% (3 mo. USD LIBOR + 3.75%), due 11/09/28(c)	944,209
913,725		One Call Corp., 2021 Term Loan, 10.38% (3 mo. USD LIBOR + 5.50%), due 04/22/27(c)	688,339
794,641	EUR	Organon & Co., EUR Term Loan B, 5.80% (3 mo. EURIBOR + 3.00%), due 06/02/28(c)	849,309
943,267		Organon & Co., USD Term Loan, 8.00% (3 mo. USD LIBOR + 3.00%), due 06/02/28(c)	944,447
465,832		Oscar AcquisitionCo, LLC, Term Loan B, 9.40% (3 mo. SOFR + 4.50%), due 04/29/29(c)	450,256
414,804		Pacific Bells, LLC, Term Loan B, 9.66% (3 mo. USD LIBOR + 4.50%), due 11/10/28(c)	398,212
1,019,285		Parexel International Corp., 2021 1st Lien Term Loan, 8.09% (1 mo. USD LIBOR + 3.25%), due 11/15/28(c)	1,008,853
843,331	EUR	Paysafe Holdings (US) Corp., EUR Term Loan B2, 5.91% (1 mo. EURIBOR + 3.00%), due 06/28/28(c)	850,497
1,076,254		PECF USS Intermediate Holding III Corp., Term Loan B, 9.09% (1 mo. USD LIBOR + 4.25%), due 12/15/28(c)	910,780
563,069		Peraton Corp., 2nd Lien Term Loan B1, 12.65% (3 mo. USD LIBOR + 7.75%), due 02/01/29(c)	547,585
1,498,075		Peraton Corp., Term Loan B, 8.59% (1 mo. USD LIBOR + 3.75%), due 02/01/28(c)	1,480,473
2,018,753		PetSmart, Inc., 2021 Term Loan B, 8.66% (1 mo. SOFR + 3.75%), due 02/11/28(c)	2,005,715
992,386		Planview Parent, Inc., Term Loan, 9.16% (3 mo. USD LIBOR + 4.00%), due 12/17/27(c)	943,593
895,500		Polyconcept Holding BV, Term Loan B, 10.31% (1 mo. SOFR + 5.50%), due 05/18/29(c)	880,948
161,624		Prime Security Services Borrower, LLC, 2021 Term Loan, 7.52% (3 mo. USD LIBOR + 2.75%), due 09/23/26(c)	161,311
848,156		Proofpoint, Inc., 1st Lien Term Loan, 8.09% (1 mo. USD LIBOR + 3.25%), due 08/31/28(c)	830,795
603,900		Quikrete Holdings, Inc., 2021 Term Loan B1, 7.84% (1 mo. USD LIBOR + 3.00%), due 03/18/29(c)	598,012
1,200,000		R.R. Donnelley & Sons Co., 2023 Term Loan B, TBD, due 03/17/28(g)	1,189,998
946,900		Rackspace Technology Global, Inc., 2021 Term Loan B, 7.60% (3 mo. USD LIBOR + 2.75%), due 02/15/28(c)	511,326
408,999		Radiate Holdco, LLC, 2021 Term Loan B, 8.09% (1 mo. USD LIBOR + 3.25%), due 09/25/26(c)	335,379
953,000		Rand Parent, LLC, 2023 Term Loan B, 9.13% (1 mo. SOFR + 0.00%), due 03/17/30(c)	899,842
740,000		Redstone Holdco 2 LP, 2021 2nd Lien Term Loan, 12.56% (3 mo. USD LIBOR + 7.75%), due 04/27/29(c)	388,500
778,150		Redstone Holdco 2 LP, 2021 Term Loan, 9.57% (3 mo. USD LIBOR + 4.75%), due 04/27/28(c)	617,899
286,152		Resolute Investment Managers, Inc., 2020 Term Loan C, 9.39% (3 mo. USD LIBOR + 4.25%), due 04/30/24(c)	212,468
1,545,000		Roper Industrial Products Investment Co. LLC, USD Term Loan, TBD, due 11/22/29(g)	1,535,730
945,838		RVR Dealership Holdings, LLC, Term Loan B, 8.55% (1 mo. SOFR + 3.75%), due 02/08/28(c)	818,150
3,363,750		Sedgwick Claims Management Services, Inc., 2023 Term Loan B, 8.63% (3 mo. SOFR + 3.75%), due 02/17/28(c)	3,328,710
1,234,670		Sinclair Television Group, Inc., 2022 Term Loan B4, 8.54% (1 mo. SOFR + 3.75%), due 04/21/29(c)	1,126,636
653,362		SkyMiles IP, Ltd., 2020 Skymiles Term Loan B, 8.56% (3 mo. USD LIBOR + 3.75%), due 10/20/27(c)	678,189
847,864		Smyrna Ready Mix Concrete, LLC, Term Loan B, 9.04% (1 mo. SOFR + 4.25%), due 04/02/29(c)	845,745
2,222,867		Solis IV BV, USD Term Loan B1, 8.37% (3 mo. SOFR + 3.50%), due 02/26/29(c)	2,010,027
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Bank Loans — continued
800,000	Sotera Health Holdings, LLC, 2023 Incremental Term Loan B, 8.82% (6 mo. SOFR + 3.75%), due 12/11/26(c)	791,000
586,512	Spencer Spirit IH, LLC, Term Loan B, 10.85% (1 mo. USD LIBOR + 6.00%), due 06/19/26(c)	581,527
1,019,553	SPX Flow, Inc., 2022 Term Loan, 9.41% (1 mo. SOFR + 4.50%), due 04/05/29(c)	977,497
489,500	Station Casinos, LLC, 2020 Term Loan B, 7.10% (1 mo. USD LIBOR + 2.25%), due 02/08/27(c)	486,440
470,800	Telenet Financing USD, LLC, 2020 USD Term Loan AR, 6.68% (1 mo. USD LIBOR + 2.00%), due 04/30/28(c)	462,679
306,716	Thermostat Purchaser III, Inc., Term Loan, 9.45% (3 mo. USD LIBOR + 4.50%), due 08/31/28(c)	294,447
670,000	Topgolf Callaway Brands Corp., Term Loan B, 8.26% (1 mo. SOFR + 0.00%), due 03/15/30(c)	666,929
746,701	Triton Water Holdings, Inc., Term Loan, 8.66% (3 mo. USD LIBOR + 3.50%), due 03/31/28(c)	674,458
182,979	TruGreen Limited Partnership, 2020 2nd Lien Term Loan, 13.33% (3 mo. USD LIBOR + 8.50%), due 11/02/28(c)	123,511
943,225	Tutor Perini Corp., Term Loan B, 9.61% (1 mo. USD LIBOR + 4.75%), due 08/18/27(c)	874,841
1,886,948	U.S. Renal Care, Inc., 2019 Term Loan B, 9.86% (1 mo. USD LIBOR + 5.00%), due 06/26/26(c)	1,283,125
1,600,373	Uber Technologies, Inc., 2023 Term Loan B, 7.66% (3 mo. SOFR + 2.75%), due 02/28/30(c)	1,599,040
1,057,049	UFC Holdings, LLC, 2021 Term Loan B, 7.57% (3 mo. USD LIBOR + 2.75%), due 04/29/26(c)	1,052,057
696,012	Ultimate Software Group, Inc. (The), 2021 Term Loan, 8.03% (3 mo. USD LIBOR + 3.25%), due 05/04/26(c)	679,109
1,656,047	United Airlines, Inc., 2021 Term Loan B, 8.57% (3 mo. USD LIBOR + 3.75%), due 04/21/28(c)	1,649,492
1,422,000	UST Holdings, Ltd., Term Loan, 8.67% (1 mo. SOFR + 3.75%), due 11/20/28(c)	1,414,890
1,717,770	Verscend Holding Corp., 2021 Term Loan B, 8.84% (1 mo. USD LIBOR + 4.00%), due 08/27/25(c)	1,718,415
1,746,141	Vertex Aerospace Services Corp., 2021 First Lien Term Loan, 8.34% (1 mo. USD LIBOR + 3.50%), due 12/06/28(c)	1,739,593
1,339,721	Vertiv Group Corp., 2021 Term Loan B, 7.42% (1 mo. USD LIBOR + 2.75%), due 03/02/27(c)	1,315,438
415,800	VFH Parent LLC, 2022 Term Loan B, 7.86% (1 mo. SOFR + 3.00%), due 01/13/29(c)	403,326
1,649,297	Virgin Media Bristol, LLC, USD Term Loan N, 7.18% (1 mo. USD LIBOR + 2.50%), due 01/31/28(c)	1,627,797
382,966	Virgin Pulse, Inc., 2021 Term Loan, 8.84% (1 mo. USD LIBOR + 4.00%), due 04/06/28(c)	316,904
2,179,621	VM Consolidated, Inc., 2021 Term Loan B, 8.09% (1 mo. USD LIBOR + 3.25%), due 03/24/28(c)	2,180,643
320,000	VT Topco, Inc., 2021 2nd Lien Term Loan, 11.59% (1 mo. USD LIBOR + 6.75%), due 07/31/26(c)	307,200
9,949	VT Topco, Inc., 2021 Delayed Draw Term Loan, 8.59% (1 mo. USD LIBOR + 3.75%), due 08/01/25(c)	9,840
365,847	VT Topco, Inc., 2021 Incremental Term Loan, 8.59% (1 mo. USD LIBOR + 3.75%), due 08/01/25(c)	361,845
1,066,500	Western Dental Services Inc., 2021 Term Loan B, 9.34% (1 mo. USD LIBOR + 4.50%), due 08/18/28(c)	985,846
108,751	Western Dental Services, Inc., 2021 Delayed Draw Term Loan, 9.34% (1 mo. USD LIBOR + 4.50%), due 08/18/28(c)	100,527
730,750	Worldwide Express Operations, LLC, 2021 1st Lien Term Loan, 9.16% (3 mo. USD LIBOR + 4.00%), due 07/26/28(c)	705,859

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Bank Loans — continued
1,733,235		WP CPP Holdings, LLC, 2018 Term Loan, 8.58% (3 mo. USD LIBOR + 3.75%), due 04/30/25(c)	1,587,210
380,000		WP CPP Holdings, LLC, 2019 2nd Lien Incremental Term Loan, 12.58% (3 mo. USD LIBOR + 7.75%), due 04/30/26(c)	313,500
			147,534,502
		Convertible Debt — 0.8%
225,000		Airbnb, Inc., 1.10%, due 03/15/26(h)	197,325
410,000		Apollo Commercial Real Estate Finance, Inc. REIT, 5.38%, due 10/15/23	401,288
210,000		Array Technologies, Inc., 1.00%, due 12/01/28	231,897
770,000		Beauty Health Co. (The), 1.25%, due 10/01/26 144A	644,875
235,000		BioMarin Pharmaceutical, Inc., 1.25%, due 05/15/27(i)	246,281
410,000		Block, Inc., 0.13%, due 03/01/25	393,805
155,000		Booking Holdings, Inc., 0.75%, due 05/01/25	232,872
200,000		Carnival Corp., 5.75%, due 12/01/27 144A	216,900
700,000		Cloudflare, Inc., 3.61%, due 08/15/26(h)	594,650
260,000		DISH Network Corp., 3.38%, due 08/15/26	135,200
950,000		DISH Network Corp., 15.88%, due 12/15/25(h)	506,350
990,000		DraftKings Holdings, Inc., 5.03%, due 03/15/28(h)	694,980
76,000		Gannett Co., Inc., 6.00%, due 12/01/27	56,186
170,000		HubSpot, Inc., 0.38%, due 06/01/25	270,045
240,000		Lantheus Holdings, Inc., 2.63%, due 12/15/27 144A	312,133
470,000		Liberty Media Corp.-Liberty Formula One, 2.25%, due 08/15/27 144A	506,799
245,000		Live Nation Entertainment, Inc., 2.00%, due 02/15/25	239,610
85,000		MercadoLibre, Inc., 2.00%, due 08/15/28	256,785
215,000		MongoDB, Inc., 0.25%, due 01/15/26	278,586
75,000		Pioneer Natural Resources Co., 0.25%, due 05/15/25	160,500
160,000		Royal Caribbean Cruises, Ltd., 6.00%, due 08/15/25 144A	244,720
110,000		Sarepta Therapeutics, Inc., 1.50%, due 11/15/24	212,785
185,000		Southwest Airlines Co., 1.25%, due 05/01/25(i)	210,854
280,000		Splunk, Inc., 1.13%, due 06/15/27	240,660
2,820,000		Stem, Inc., 0.50%, due 12/01/28 144A	1,607,257
245,000		Uber Technologies, Inc., 3.76%, due 12/15/25(h)(i)	216,771
380,000		Ziff Davis, Inc., 1.75%, due 11/01/26 144A	373,350
220,000		Zscaler, Inc., 0.13%, due 07/01/25	233,090
			9,916,554
		Corporate Debt — 32.2%
950,000		Abercrombie & Fitch Management Co., 8.75%, due 07/15/25(i) 144A	958,197
290,000		ABN AMRO Bank NV, 4.75%, due 07/28/25 144A	280,195
315,000		Abu Dhabi Crude Oil Pipeline, LLC, 4.60%, due 11/02/47 144A	294,642
427,350		Accelerate360 Holdings LLC, 8.00%, due 03/01/28 144A	457,207
290,000		Acuris Finance US, Inc./Acuris Finance SARL, 5.00%, due 05/01/28 144A	228,031
370,000		AdaptHealth LLC, 4.63%, due 08/01/29 144A	308,446
270,000		AdaptHealth LLC, 6.13%, due 08/01/28 144A	248,144
245,000	EUR	Adevinta ASA, 3.00%, due 11/15/27 144A	240,600
155,431	EUR	Adient Global Holdings, Ltd., 3.50%, due 08/15/24(j)	168,553
355,000		Adtalem Global Education, Inc., 5.50%, due 03/01/28 144A	337,211
880,000		Advanced Drainage Systems, Inc., 6.38%, due 06/15/30(i) 144A	863,287
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
580,000		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, due 01/30/32	480,931
1,900,000		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, due 07/15/25	1,915,288
250,000		AES Corp. (The), 2.45%, due 01/15/31	203,771
685,000		AES Panama Generation Holdings SRL, 4.38%, due 05/31/30 144A	589,758
1,090,000		Air Canada, 3.88%, due 08/15/26 144A	990,877
1,015,000		Akbank TAS, 6.80%, due 02/06/26(i) 144A	984,448
570,000		Akumin Escrow, Inc., 7.50%, due 08/01/28 144A	399,550
470,000		Akumin, Inc., 7.00%, due 11/01/25 144A	370,720
4,110,000		Alibaba Group Holding, Ltd., 3.15%, due 02/09/51	2,693,773
410,000		Allen Media LLC/Allen Media Co-Issuer, Inc., 10.50%, due 02/15/28 144A	224,975
910,000		Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, due 07/15/26 144A	875,420
240,000		Allison Transmission, Inc., 4.75%, due 10/01/27 144A	226,982
2,120,000		Altice France Holding SA, 10.50%, due 05/15/27 144A	1,623,708
470,000		AMC Entertainment Holdings, Inc., 7.50%, due 02/15/29 144A	325,181
6,650,000	MXN	America Movil SAB de CV, 7.13%, due 12/09/24	345,114
686,565		American Airlines Pass Through Trust, 4.95%, due 08/15/26	661,829
670,000		American Airlines, Inc., 7.25%, due 02/15/28 144A	652,222
640,000		American Airlines, Inc., 11.75%, due 07/15/25 144A	700,832
580,000		American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, due 04/20/26 144A	571,498
900,000		American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.75%, due 04/20/29 144A	864,271
453,220		American News Co. LLC, 8.50% (8.50% Cash or 10.00% PIK), due 09/01/26 144A	514,971
1,890,000		American Tower Corp. REIT, 2.70%, due 04/15/31	1,586,340
1,055,000		Ameriprise Financial, Inc., 4.50%, due 05/13/32	1,011,118
445,000		Anglo American Capital Plc, 2.88%, due 03/17/31(i) 144A	372,745
365,000		Anglo American Capital Plc, 3.88%, due 03/16/29 144A	336,122
295,000		Anglo American Capital Plc, 3.95%, due 09/10/50 144A	226,995
685,000		AngloGold Ashanti Holdings Plc, 3.75%, due 10/01/30	599,755
2,255,000		Anheuser-Busch InBev Worldwide, Inc., 3.50%, due 06/01/30	2,127,473
380,000		Antares Holdings, LP, 3.95%, due 07/15/26 144A	330,085
1,055,000		Antero Resources Corp., 7.63%, due 02/01/29(i) 144A	1,079,771
1,065,000		Aon Corp./Aon Global Holdings Plc, 5.00%, due 09/12/32	1,070,600
650,000		Apollo Commercial Real Estate Finance, Inc. REIT, 4.63%, due 06/15/29 144A	457,906
164,820	EUR	ARD Finance SA, 5.00% (5.00% Cash or 5.75% PIK), due 06/30/27(j)	134,434
750,000		ARD Finance SA, 6.50% (6.50% Cash or 7.25% PIK), due 06/30/27 144A	574,650
1,540,000		Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance Plc, 4.00%, due 09/01/29 144A	1,206,521
210,000		Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance Plc, 6.00%, due 06/15/27 144A	208,404
650,000		Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 5.25%, due 04/30/25 144A	640,864
809,875		Ardonagh Midco 2 Plc, 11.50% (11.50% Cash or 12.75% PIK), due 01/15/27 144A	741,036
557,000		AT&T, Inc., 3.50%, due 09/15/53	405,105
1,110,000		AT&T, Inc., 3.55%, due 09/15/55	798,173
450,000		AT&T, Inc., 3.65%, due 09/15/59	322,138
275,000		AT&T, Inc., 3.80%, due 12/01/57	204,629
1,350,000		AthenaHealth Group, Inc., 6.50%, due 02/15/30(i) 144A	1,095,875
390,000		Australia & New Zealand Banking Group, Ltd., 2.95% (5 yr. CMT + 1.29%), due 07/22/30(c) 144A	360,640
60,000		AutoNation, Inc., 4.75%, due 06/01/30	56,446
640,000		Aviation Capital Group LLC, 5.50%, due 12/15/24 144A	632,332

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
735,000		Avient Corp., 7.13%, due 08/01/30 144A	758,704
780,000		Avnet, Inc., 5.50%, due 06/01/32	761,730
650,000		Avolon Holdings Funding, Ltd., 4.25%, due 04/15/26 144A	611,864
50,000		Avolon Holdings Funding, Ltd., 5.13%, due 10/01/23 144A	49,554
400,000		B3 SA - Brasil Bolsa Balcao, 4.13%, due 09/20/31 144A	331,306
2,265,000		Bain Capital Specialty Finance, Inc., 2.55%, due 10/13/26	1,914,626
330,000		Ball Corp., 3.13%, due 09/15/31	273,393
200,000	EUR	Banco Bilbao Vizcaya Argentaria SA, 5.88% (5 yr. EUR swap annual + 5.66%)(c)(j)(k)	208,169
400,000	EUR	Banco Bilbao Vizcaya Argentaria SA, 6.00% (5 yr. EUR swap annual + 6.46%)(c)(j)(k)	404,748
1,090,000		Banco Mercantil del Norte SA, 7.50% (10 yr. CMT + 5.47%)(c)(i)(k) 144A	943,304
800,000		Banco Santander SA, 4.18% (1 yr. CMT + 2.00%), due 03/24/28(c)	751,763
1,200,000		Banco Santander SA, 7.50% (5 yr. USD ICE swap + 4.99%)(c)(j)(k)	1,147,663
220,000		Bank of America Corp., 2.48% (5 yr. CMT + 1.20%), due 09/21/36(c)	167,230
1,645,000		Bank of America Corp., 6.25% (3 mo. USD LIBOR + 3.71%)(c)(k)	1,610,044
560,000		Barclays Plc, 3.33% (1 yr. CMT + 1.30%), due 11/24/42(c)	403,129
505,000		Barclays Plc, 5.30% (1 yr. CMT + 2.30%), due 08/09/26(c)	495,043
1,515,000		Barclays Plc, 6.13% (5 yr. CMT + 5.87%)(c)(k)	1,288,154
535,000	GBP	Barclays Plc, 6.38% (5 yr. UK Government Bond + 6.02%)(c)(j)(k)	583,774
350,000		Barclays Plc, 8.00% (5 yr. CMT + 5.67%)(c)(k)	315,875
700,000		Bath & Body Works, Inc., 5.25%, due 02/01/28	669,522
290,000		Bath & Body Works, Inc., 6.63%, due 10/01/30 144A	282,976
30,000		Bausch Health Americas, Inc., 9.25%, due 04/01/26 144A	22,287
80,000		Bausch Health Cos., Inc., 5.00%, due 01/30/28 144A	30,502
420,000		Bausch Health Cos., Inc., 5.50%, due 11/01/25(i) 144A	345,789
340,000		Bausch Health Cos., Inc., 6.13%, due 02/01/27(i) 144A	220,395
150,000		Bausch Health Cos., Inc., 7.00%, due 01/15/28 144A	60,555
2,062,000		Berry Petroleum Co. LLC, 7.00%, due 02/15/26 144A	1,936,414
2,010,000		BGC Partners, Inc., 4.38%, due 12/15/25	1,913,609
840,000		BlackRock TCP Capital Corp., 2.85%, due 02/09/26	747,368
2,105,000		Blackstone Private Credit Fund, 2.63%, due 12/15/26	1,770,640
2,680,000		Blackstone Secured Lending Fund, 2.85%, due 09/30/28	2,201,942
740,000		Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, due 12/15/25 144A	733,266
1,365,000		BNP Paribas SA, 4.50% (5 yr. CMT + 2.94%)(c)(i)(k) 144A	1,013,512
1,930,000		BNP Paribas SA, 4.63% (5 yr. CMT + 3.20%)(c)(k) 144A	1,503,470
1,820,000		BNP Paribas SA, 7.75% (5 yr. CMT + 4.90%)(c)(k) 144A	1,746,654
2,075,000		Boeing Co. (The), 5.71%, due 05/01/40	2,101,225
1,200,000		Boyne USA, Inc., 4.75%, due 05/15/29 144A	1,072,721
440,000		Braskem Netherlands Finance BV, 4.50%, due 01/10/28 144A	402,175
2,325,000		Brighthouse Financial, Inc., 3.85%, due 12/22/51	1,509,218
805,000		British Telecommunications Plc, 9.63%, due 12/15/30(l)	1,004,106
1,075,000		Broadcom, Inc., 4.15%, due 04/15/32 144A	980,053
1,620,000		Brunswick Corp., 2.40%, due 08/18/31	1,230,538
420,000		Builders FirstSource, Inc., 4.25%, due 02/01/32 144A	366,361
300,000		Burford Capital Global Finance LLC, 6.88%, due 04/15/30 144A	258,537
1,460,000		Caesars Entertainment, Inc., 4.63%, due 10/15/29(i) 144A	1,278,281
1,320,000		Caesars Entertainment, Inc., 7.00%, due 02/15/30 144A	1,344,308
250,000		Caesars Entertainment, Inc., 8.13%, due 07/01/27 144A	255,225
1,285,000		CaixaBank SA, 6.21% (SOFR + 2.70%), due 01/18/29(c) 144A	1,294,039
125,000		Callon Petroleum Co., 6.38%, due 07/01/26	118,903
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
815,000		Callon Petroleum Co., 7.50%, due 06/15/30(i) 144A	766,886
435,000		Callon Petroleum Co., 8.00%, due 08/01/28(i) 144A	431,346
900,000		Carnival Corp., 4.00%, due 08/01/28 144A	775,687
650,000		Carnival Corp., 10.50%, due 06/01/30(i) 144A	624,585
540,000		Carnival Plc, 7.88%, due 06/01/27	530,990
250,000		Carriage Purchaser, Inc., 7.88%, due 10/15/29 144A	185,368
545,000	EUR	Catalent Pharma Solutions, Inc., 2.38%, due 03/01/28(j)	534,277
865,000		CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, due 02/01/31 144A	708,288
1,500,000		CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, due 05/01/32	1,228,365
245,000		CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, due 03/01/30 144A	212,538
1,500,000		CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, due 02/01/32 144A	1,261,661
770,000		Celulosa Arauco y Constitucion SA, 5.15%, due 01/29/50 144A	654,839
910,000		Cemex SAB de CV, 5.13% (5 yr. CMT + 4.53%)(c)(k) 144A	815,542
1,255,000		Cemex SAB de CV, 5.20%, due 09/17/30 144A	1,158,730
305,000		CenterPoint Energy Houston Electric LLC, 5.30%, due 04/01/53	316,172
1,640,000		Central Parent, Inc./CDK Global, Inc., 7.25%, due 06/15/29 144A	1,613,397
1,145,000		Chart Industries, Inc., 7.50%, due 01/01/30 144A	1,184,468
530,000		Chart Industries, Inc., 9.50%, due 01/01/31 144A	559,656
1,045,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 3.70%, due 04/01/51	670,069
1,495,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 3.90%, due 06/01/52	990,039
300,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 5.13%, due 07/01/49	237,776
330,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 5.38%, due 04/01/38	288,009
185,000		Chevron Corp., 3.08%, due 05/11/50	140,307
2,070,000		Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co., LP, 5.13%, due 04/01/25 144A	2,083,951
1,090,000		Chord Energy Corp., 6.38%, due 06/01/26 144A	1,080,937
720,000		CHS/Community Health Systems, Inc., 4.75%, due 02/15/31 144A	532,296
620,000		CHS/Community Health Systems, Inc., 6.13%, due 04/01/30 144A	374,189
500,000		CHS/Community Health Systems, Inc., 8.00%, due 03/15/26 144A	483,750
530,000	EUR	Cirsa Finance International SARL, 4.50%, due 03/15/27 144A	503,835
1,515,000		Citigroup, Inc., 2.98% (SOFR + 1.42%), due 11/05/30(c)	1,327,641
170,000		Citigroup, Inc., 6.30% (3 mo. TSFR + 3.68%)(c)(i)(k)	162,138
1,075,000		Citigroup, Inc., 7.38% (5 yr. CMT + 3.21%)(c)(k)	1,060,659
1,585,000		Citigroup, Inc., 9.09% (3 mo. USD LIBOR + 4.23%)(c)(i)(k)	1,579,056
1,600,000		Clarios Global, LP/Clarios US Finance Co., 8.50%, due 05/15/27(i) 144A	1,609,000
495,000		Clarivate Science Holdings Corp., 4.88%, due 07/01/29(i) 144A	448,146
1,150,000		Clearway Energy Operating LLC, 3.75%, due 02/15/31 144A	992,910
375,000		Clearway Energy Operating LLC, 3.75%, due 01/15/32 144A	312,357
235,000		Clearway Energy Operating LLC, 4.75%, due 03/15/28 144A	224,686
980,000		Clydesdale Acquisition Holdings, Inc., 8.75%, due 04/15/30 144A	891,731
960,000		Coca-Cola Icecek AS, 4.50%, due 01/20/29 144A	861,974
1,125,000		Coherent Corp., 5.00%, due 12/15/29(i) 144A	1,022,344
530,000		Coinbase Global, Inc., 3.63%, due 10/01/31 144A	297,375
635,000		Colombia Telecomunicaciones SA ESP, 4.95%, due 07/17/30 144A	484,454
380,000		Comcast Corp., 4.25%, due 10/15/30	372,540
620,000		Comerica, Inc., 3.70%, due 07/31/23	594,554

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
530,000		Commercial Metals Co., 3.88%, due 02/15/31	449,954
1,600,000	EUR	Commerzbank AG, 6.13% (5 yr. EUR swap annual + 6.36%)(c)(j)(k)	1,497,284
226,000		CommScope Technologies LLC, 6.00%, due 06/15/25 144A	213,058
620,000		CommScope, Inc., 4.75%, due 09/01/29 144A	517,390
360,000		CommScope, Inc., 6.00%, due 03/01/26 144A	347,834
980,000		CommScope, Inc., 7.13%, due 07/01/28(i) 144A	723,995
660,000		Continental Resources, Inc., 5.75%, due 01/15/31 144A	634,669
400,000	EUR	Cooperatieve Rabobank UA, 4.63% (5 yr. EUR swap annual + 4.10%)(c)(j)(k)	395,313
1,030,000		CoreCivic, Inc., 8.25%, due 04/15/26(i)	1,039,177
260,000		Corp. Nacional del Cobre de Chile, 5.13%, due 02/02/33 144A	262,843
450,000		Country Garden Holdings Co., Ltd., 8.00%, due 01/27/24(j)	391,815
300,000	EUR	Credit Agricole SA, 4.00% (5 yr. EUR swap annual + 4.37%)(c)(j)(k)	272,677
2,238,000		Credit Agricole SA, 4.75% (5 yr. CMT + 3.24%)(c)(k) 144A	1,686,109
1,160,000		Credit Agricole SA, 7.88% (5 yr. USD swap + 4.90%)(c)(k) 144A	1,141,427
1,270,000		Credit Agricole SA, 8.13% (5 yr. USD swap + 6.19%)(c)(k) 144A	1,231,143
250,000		Credit Suisse AG, 0.52%, due 08/09/23	243,125
770,000		Credit Suisse AG, 1.00%, due 05/05/23	763,263
1,230,000		Credit Suisse AG, 4.75%, due 08/09/24	1,193,469
2,425,000		Credit Suisse AG, 7.95%, due 01/09/25	2,468,068
450,000		Credit Suisse AG, (MTN), 3.63%, due 09/09/24	428,747
1,955,000		Credit Suisse Group AG, 6.54% (SOFR + 3.92%), due 08/12/33(c) 144A	2,013,650
1,995,000		Crescent Energy Finance LLC, 7.25%, due 05/01/26 144A	1,877,135
1,170,000		Crowdstrike Holdings, Inc., 3.00%, due 02/15/29(i)	1,022,143
240,000		Crown Castle, Inc. REIT, 3.30%, due 07/01/30	216,561
200,000		CSC Holdings LLC, 5.00%, due 11/15/31 144A	101,518
300,000		CSC Holdings LLC, 5.50%, due 04/15/27 144A	252,939
450,000		CSC Holdings LLC, 5.75%, due 01/15/30 144A	237,375
1,560,000		CSC Holdings LLC, 6.50%, due 02/01/29 144A	1,297,011
835,000		CVS Health Corp., 5.25%, due 02/21/33	852,536
1,150,000		Danske Bank AS, 6.47% (1 yr. CMT + 2.10%), due 01/09/26(c) 144A	1,151,847
1,540,000		Darling Ingredients, Inc., 6.00%, due 06/15/30 144A	1,536,150
520,000		DCP Midstream Operating, LP, 6.75%, due 09/15/37 144A	564,845
334,000		Dell International LLC/EMC Corp., 8.35%, due 07/15/46	407,396
230,000		Delta Air Lines, Inc., 7.00%, due 05/01/25 144A	235,962
660,000		Deutsche Bank AG, 3.73% (SOFR + 2.76%), due 01/14/32(c)	492,773
830,000		Deutsche Bank AG, 3.74% (SOFR + 2.26%), due 01/07/33(c)	601,240
1,200,000		Deutsche Bank AG, 4.79% (5 yr. USD swap + 4.36%)(c)(j)(k)	860,850
830,000		Deutsche Bank AG, 6.72% (SOFR + 3.18%), due 01/18/29(c)	824,868
975,000		Deutsche Bank AG, 7.08% (SOFR + 3.65%), due 02/10/34(c)	905,060
200,000		Deutsche Bank AG, 7.50% (5 yr. USD swap + 5.00%)(c)(k)	163,214
1,360,000		DirecTV Financing LLC/ DirecTV Financing Co-Obligor, Inc., 5.88%, due 08/15/27 144A	1,233,058
580,000		DISH DBS Corp., 5.75%, due 12/01/28 144A	433,913
2,020,000		DISH DBS Corp., 5.88%, due 11/15/24	1,803,456
80,000		Diversified Healthcare Trust REIT, 4.75%, due 05/01/24	72,139
185,000		Diversified Healthcare Trust REIT, 9.75%, due 06/15/25	179,183
540,000		DP World, Ltd., 5.63%, due 09/25/48 144A	523,889
255,000		Dun & Bradstreet Corp. (The), 5.00%, due 12/15/29 144A	221,081
1,460,000		Ecopetrol SA, 4.63%, due 11/02/31	1,124,621
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
2,110,000		Eli Lilly & Co., 5.00%, due 02/27/26	2,129,606
410,000		Endeavor Energy Resources, LP/EER Finance, Inc., 5.75%, due 01/30/28 144A	407,331
1,690,000		Endeavour Mining Plc, 5.00%, due 10/14/26 144A	1,421,797
755,000		Enel Finance America LLC, 2.88%, due 07/12/41 144A	497,667
980,000		Energean Israel Finance, Ltd., 5.88%, due 03/30/31(j)	861,175
1,065,000	EUR	Energizer Gamma Acquisition BV, 3.50%, due 06/30/29 144A	933,607
180,000		Energy Transfer, LP, 5.35%, due 05/15/45	159,452
210,000		Energy Transfer, LP, 6.25%, due 04/15/49	208,448
270,000		Energy Transfer, LP, 7.13% (5 yr. CMT + 5.31%)(c)(k)	227,745
230,000		Energy Transfer, LP, 8.89% (3 mo. USD LIBOR + 4.03%)(c)(i)(k)	204,848
1,020,000		Entegris Escrow Corp., 5.95%, due 06/15/30 144A	989,645
1,235,000		Enterprise Products Operating LLC, 5.05%, due 01/10/26	1,252,803
500,000		Enterprise Products Operating LLC, 5.38% (3 mo. USD LIBOR + 2.57%), due 02/15/78(c)	402,595
265,000		EPR Properties REIT, 3.75%, due 08/15/29	203,396
150,000		EQM Midstream Partners, LP, 6.00%, due 07/01/25 144A	148,473
140,000		EQM Midstream Partners, LP, 6.50%, due 07/01/27 144A	135,846
800,000		EQM Midstream Partners, LP, 7.50%, due 06/01/30 144A	775,948
630,000		EQT Corp., 7.00%, due 02/01/30(l)	660,016
1,250,000		Equifax, Inc., 5.10%, due 12/15/27	1,258,654
76,480,000	MXN	European Investment Bank, (MTN), 4.25%, due 06/19/24	3,939,254
13,210,000	MXN	European Investment Bank, (MTN), 7.75%, due 01/30/25	698,607
1,081,000		FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, due 08/15/26 144A	1,010,545
300,000		First Quantum Minerals, Ltd., 6.88%, due 03/01/26(i) 144A	291,295
2,350,000		First Quantum Minerals, Ltd., 6.88%, due 10/15/27 144A	2,267,636
420,000		FirstCash, Inc., 5.63%, due 01/01/30 144A	388,025
730,000		Five Point Operating Co., LP/Five Point Capital Corp., 7.88%, due 11/15/25 144A	657,551
2,980,000		Foot Locker, Inc., 4.00%, due 10/01/29 144A	2,489,462
1,300,000		Ford Motor Co., 3.25%, due 02/12/32	1,023,577
2,300,000		Ford Motor Co., 6.10%, due 08/19/32(i)	2,232,060
1,020,000		Ford Motor Credit Co. LLC, 3.63%, due 06/17/31	841,842
660,000		Ford Motor Credit Co. LLC, 6.95%, due 03/06/26	670,672
1,855,000		Freeport Indonesia PT, 5.32%, due 04/14/32 144A	1,736,449
585,000		Freeport Indonesia PT, 6.20%, due 04/14/52 144A	536,732
1,000,000		Freeport Minerals Corp., 7.13%, due 11/01/27	1,057,500
455,000		Freeport-McMoRan, Inc., 4.63%, due 08/01/30	430,306
330,000		Freeport-McMoRan, Inc., 5.45%, due 03/15/43	309,050
1,030,000		Full House Resorts, Inc., 8.25%, due 02/15/28 144A	938,227
1,348,787		Galaxy Pipeline Assets Bidco, Ltd., 2.94%, due 09/30/40 144A	1,095,871
250,000		Gannett Holdings LLC, 6.00%, due 11/01/26 144A	210,318
880,000		Gen Digital, Inc., 7.13%, due 09/30/30(i) 144A	876,392
360,000		General Motors Co., 6.60%, due 04/01/36	371,054
1,440,000		General Motors Financial Co., Inc., 5.00%, due 04/09/27	1,423,971
630,000		Genesis Energy, LP/Genesis Energy Finance Corp., 8.88%, due 04/15/30	638,442
150,000		GEO Group, Inc. (The), 9.50%, due 12/31/28 144A	146,304
719,000		GEO Group, Inc. (The), 10.50%, due 06/30/28	727,332
910,000		Georgia Power Co., 5.13%, due 05/15/52	891,659
290,000		GFL Environmental, Inc., 4.75%, due 06/15/29 144A	271,150
390,000		GFL Environmental, Inc., 5.13%, due 12/15/26 144A	381,713

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
1,457,168		Global Aircraft Leasing Co., Ltd., 6.50% (6.50% Cash or 7.25% PIK), due 09/15/24 144A	1,316,420
280,000		Global Atlantic Fin Co., 4.40%, due 10/15/29 144A	248,370
1,125,000		Gold Fields Orogen Holdings BVI, Ltd., 6.13%, due 05/15/29 144A	1,138,490
965,000		Gray Escrow II, Inc., 5.38%, due 11/15/31 144A	641,855
1,850,000		H&E Equipment Services, Inc., 3.88%, due 12/15/28 144A	1,623,375
285,000		Haemonetics Corp., 6.51%, due 03/01/26(h)	243,243
1,870,000		Hawaiian Brand Intellectual Property, Ltd./HawaiianMiles Loyalty, Ltd., 5.75%, due 01/20/26 144A	1,777,659
80,000		Healthpeak OP, LLC REIT, 3.50%, due 07/15/29	73,399
545,000	GBP	Heathrow Funding, Ltd., (MTN), 6.75%, due 12/03/28(j)	700,485
780,000		Hertz Corp. (The), 5.00%, due 12/01/29 144A	646,885
125,000		Hess Midstream Operations, LP, 5.13%, due 06/15/28 144A	118,795
1,260,000		Highlands Holdings Bond Issuer, Ltd./Highlands Holdings Bond Co-Issuer, Inc., 7.63% (7.63% Cash or 8.38% PIK), due 10/15/25 144A	1,166,739
560,000		Hilcorp Energy I, LP/Hilcorp Finance Co., 6.25%, due 04/15/32 144A	518,638
570,000		Howard Midstream Energy Partners LLC, 6.75%, due 01/15/27 144A	538,069
1,535,000		HSBC Holdings Plc, 4.60% (5 yr. CMT + 3.65%)(c)(k)	1,150,216
665,000		HSBC Holdings Plc, 6.00% (5 yr. USD ICE swap + 3.75%)(c)(k)	600,748
2,140,000		HSBC Holdings Plc, 8.00% (5 yr. CMT + 3.86%)(c)(i)(k)	2,139,786
320,000		HSBC Holdings Plc, 8.11% (SOFR + 4.25%), due 11/03/33(c)	358,707
2,130,000		HSBC USA, Inc., 5.63%, due 03/17/25	2,135,874
190,000	EUR	HSE Finance SARL, 5.63%, due 10/15/26 144A	103,935
870,000		HTA Group, Ltd., 7.00%, due 12/18/25 144A	827,674
260,000		Hudbay Minerals, Inc., 4.50%, due 04/01/26 144A	240,402
610,000		Hudbay Minerals, Inc., 6.13%, due 04/01/29 144A	577,045
280,000		iHeartCommunications, Inc., 4.75%, due 01/15/28 144A	221,458
320,000		iHeartCommunications, Inc., 5.25%, due 08/15/27 144A	261,907
145,000		iHeartCommunications, Inc., 6.38%, due 05/01/26	128,098
740,000		IHS Netherlands Holdco BV, 8.00%, due 09/18/27(j)	657,949
705,000		IHS Netherlands Holdco BV, 8.00%, due 09/18/27 144A	626,830
620,000		IIP Operating Partnership, LP REIT, 5.50%, due 05/25/26	533,664
1,590,000		Iliad Holding SASU, 6.50%, due 10/15/26 144A	1,516,732
810,000		Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, due 07/01/28 144A	718,807
265,000	EUR	IMA Industria Macchine Automatiche SpA, 3.75%, due 01/15/28 144A	254,233
260,000		ING Groep NV, 5.75% (5 yr. CMT + 4.34%)(c)(k)	225,159
835,000		ING Groep NV, 6.50% (5 yr. USD swap + 4.45%)(c)(k)	753,194
2,190,000		Intel Corp., 5.20%, due 02/10/33	2,231,811
1,855,000		International Business Machines Corp., 4.40%, due 07/27/32	1,807,691
38,940,000	MXN	International Finance Corp., (MTN), 7.75%, due 01/18/30	2,037,363
200,000		Intesa Sanpaolo SpA, 4.00%, due 09/23/29 144A	174,188
1,450,000		Intesa Sanpaolo SpA, 4.95% (1 yr. CMT + 2.75%), due 06/01/42(c) 144A	963,027
350,000		Intesa Sanpaolo SpA, 5.71%, due 01/15/26 144A	331,950
570,000		Itau Unibanco Holding SA, 3.88% (5 yr. CMT + 3.45%), due 04/15/31(c) 144A	507,040
1,059,000		Itau Unibanco Holding SA, 4.63% (5 yr. CMT + 3.22%)(c)(k) 144A	796,950
1,195,000		Jackson Financial, Inc., 3.13%, due 11/23/31(i)	986,187
690,000		Jane Street Group/JSG Finance, Inc., 4.50%, due 11/15/29 144A	618,557
225,000		Jazz Securities DAC, 4.38%, due 01/15/29 144A	207,203
905,000		JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.75%, due 04/01/33 144A	866,537
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
1,045,000		John Deere Capital Corp., (MTN), 4.80%, due 01/09/26	1,061,518
1,155,000		JPMorgan Chase & Co., 4.32% (SOFR + 1.56%), due 04/26/28(c)	1,128,030
2,520,000		JPMorgan Chase & Co., 4.91% (SOFR + 2.08%), due 07/25/33(c)(i)	2,506,973
1,450,000		JPMorgan Chase & Co., 5.72% (SOFR + 2.58%), due 09/14/33(c)	1,486,523
460,000		KazMunayGas National Co. JSC, 4.75%, due 04/19/27 144A	423,932
590,000		KazTransGas JSC, 4.38%, due 09/26/27 144A	530,419
1,470,000		Kenbourne Invest SA, 4.70%, due 01/22/28 144A	847,335
1,005,000		Kosmos Energy, Ltd., 7.13%, due 04/04/26 144A	863,510
100,000		Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. REIT, 4.25%, due 02/01/27 144A	79,096
650,000		Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. REIT, 4.75%, due 06/15/29 144A	470,545
660,000		Las Vegas Sands Corp., 3.20%, due 08/08/24	638,918
20,000		Las Vegas Sands Corp., 3.50%, due 08/18/26	18,685
1,180,000		Latam Airlines Group SA, 13.38%, due 10/15/27 144A	1,227,200
425,000		Lazard Group LLC, 4.38%, due 03/11/29	405,675
640,000		Legacy LifePoint Health LLC, 6.75%, due 04/15/25 144A	608,000
650,000		Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, due 02/01/26 144A	582,322
460,000		Leviathan Bond, Ltd., 6.50%, due 06/30/27(j)	442,750
320,000		Liberty Interactive LLC, 8.50%, due 07/15/29	80,451
1,590,000		Liberty Mutual Group, Inc., 4.30%, due 02/01/61 144A	947,143
815,000		Liberty Mutual Group, Inc., 4.57%, due 02/01/29 144A	785,847
960,000		Liquid Telecommunications Financing Plc, 5.50%, due 09/04/26 144A	655,200
650,000		Lloyds Banking Group Plc, 7.50% (5 yr. USD swap + 4.76%)(c)(k)	614,972
1,235,000	EUR	Lorca Telecom Bondco SA, 4.00%, due 09/18/27 144A	1,236,075
700,000		LPL Holdings, Inc., 4.00%, due 03/15/29 144A	630,686
2,155,000		Magna International, Inc., 5.98%, due 03/21/26	2,173,936
500,000		Match Group Holdings II LLC, 5.00%, due 12/15/27(i) 144A	474,083
596,444		McClatchy Co. LLC (The), 11.00% (11.00% Cash or 12.50% PIK), due 07/15/27 144A	676,218
2,550,000		Mclaren Finance Plc, 7.50%, due 08/01/26(i) 144A	2,126,062
130,000		MDC Holdings, Inc., 6.00%, due 01/15/43	113,139
1,110,000		Medline Borrower, LP, 5.25%, due 10/01/29(i) 144A	964,110
790,000		Medtronic Global Holdings SCA, 4.25%, due 03/30/28	789,033
1,620,000		MEG Energy Corp., 5.88%, due 02/01/29 144A	1,562,344
210,000		MEG Energy Corp., 7.13%, due 02/01/27 144A	214,411
1,320,000		MEGlobal Canada ULC, 5.88%, due 05/18/30 144A	1,350,587
200,000		Melco Resorts Finance, Ltd., 4.88%, due 06/06/25(i) 144A	188,300
885,000		Melco Resorts Finance, Ltd., 5.25%, due 04/26/26 144A	798,495
320,000		Melco Resorts Finance, Ltd., 5.38%, due 12/04/29 144A	262,240
600,000		MercadoLibre, Inc., 3.13%, due 01/14/31	473,250
3,050,000		Merck & Co., Inc., 2.90%, due 12/10/61	2,091,813
145,000		MetLife, Inc., 4.60%, due 05/13/46	129,966
905,000		MGM China Holdings, Ltd., 5.88%, due 05/15/26(j)	852,863
820,000		Michaels Cos, Inc. (The), 5.25%, due 05/01/28 144A	684,265
510,000		Michaels Cos, Inc. (The), 7.88%, due 05/01/29 144A	357,482
560,000		Micron Technology, Inc., 3.37%, due 11/01/41	397,563
1,410,000		Micron Technology, Inc., 6.75%, due 11/01/29	1,498,581
710,000		Midcap Financial Issuer Trust, 6.50%, due 05/01/28 144A	604,629
747,000		Millicom International Cellular SA, 4.50%, due 04/27/31(i) 144A	600,644

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
324,000		Millicom International Cellular SA, 6.25%, due 03/25/29 144A	299,603
170,000		Minerals Technologies, Inc., 5.00%, due 07/01/28 144A	155,801
890,000		MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, due 02/01/30 144A	753,327
1,350,000		Mohegan Tribal Gaming Authority, 13.25%, due 12/15/27 144A	1,453,390
1,105,000		Moody's Corp., 2.75%, due 08/19/41	797,738
1,330,000		Morgan Stanley, 4.89% (SOFR + 2.08%), due 07/20/33(c)	1,308,048
500,000		MPT Operating Partnership, LP/MPT Finance Corp. REIT, 3.50%, due 03/15/31	337,050
500,000		MSCI, Inc., 3.88%, due 02/15/31 144A	445,500
1,120,000	GBP	NatWest Group Plc, 4.50% (5 yr. UK Government Bond + 3.99%)(c)(k)	1,027,282
1,090,000		NatWest Group Plc, 6.02% (1 yr. CMT + 2.10%), due 03/02/34(c)	1,130,606
170,000		Navient Corp., (MTN), 5.63%, due 08/01/33	126,331
235,000		NBM US Holdings, Inc., 7.00%, due 05/14/26 144A	233,501
640,000		NCL Corp., Ltd., 3.63%, due 12/15/24 144A	595,914
1,370,000		NCL Corp., Ltd., 5.88%, due 03/15/26 144A	1,167,445
500,000		NCL Corp., Ltd., 5.88%, due 02/15/27 144A	466,823
170,000		NCR Corp., 5.00%, due 10/01/28 144A	149,600
2,110,000		NCR Corp., 5.13%, due 04/15/29 144A	1,827,785
115,000		NCR Corp., 5.25%, due 10/01/30 144A	93,987
1,305,000		Neptune Bidco US, Inc., 9.29%, due 04/15/29 144A	1,211,170
990,000		Neptune Energy Bondco Plc, 6.63%, due 05/15/25 144A	960,662
1,065,000		Netflix, Inc., 5.88%, due 11/15/28	1,121,818
1,850,000		Nexstar Media, Inc., 4.75%, due 11/01/28 144A	1,647,499
1,235,000		Nexstar Media, Inc., 5.63%, due 07/15/27 144A	1,142,542
545,000		NextEra Energy Capital Holdings, Inc., 6.05%, due 03/01/25	554,712
1,020,000		NMI Holdings, Inc., 7.38%, due 06/01/25 144A	1,022,252
700,000		Northern Oil and Gas, Inc., 8.13%, due 03/01/28 144A	694,995
2,215,000		Northern Star Resources Ltd., 6.13%, due 04/11/33(b) 144A	2,199,604
400,000		Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, due 11/01/22(f)(m)	24
160,000	EUR	Novelis Sheet Ingot GmbH, 3.38%, due 04/15/29 144A	151,992
395,000		NTT Finance Corp., 4.37%, due 07/27/27 144A	391,700
1,065,000		Nutrien, Ltd., 4.90%, due 03/27/28	1,065,489
255,000		Nutrien, Ltd., 5.80%, due 03/27/53	262,953
1,065,000		NXP BV/NXP Funding LLC/NXP USA, Inc., 5.00%, due 01/15/33	1,044,810
1,910,000		Occidental Petroleum Corp., 4.40%, due 08/15/49	1,494,126
1,430,000		Occidental Petroleum Corp., 6.45%, due 09/15/36	1,505,075
180,000		Occidental Petroleum Corp., 7.50%, due 05/01/31	198,718
1,150,000		OCP SA, 5.13%, due 06/23/51 144A	840,744
965,000		Olympus Water US Holding Corp., 4.25%, due 10/01/28 144A	799,488
225,000		Olympus Water US Holding Corp., 6.25%, due 10/01/29(i) 144A	166,751
1,060,000		Option Care Health, Inc., 4.38%, due 10/31/29 144A	937,268
565,000		Oracle Corp., 3.95%, due 03/25/51	425,989
2,155,000		Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.13%, due 04/30/31 144A	1,914,885
950,000		Outfront Media Capital LLC/Outfront Media Capital Corp., 4.63%, due 03/15/30 144A	793,424
390,000		Oversea-Chinese Banking Corp., Ltd., (MTN), 4.25%, due 06/19/24(j)	386,078
650,000		Pactiv LLC, 8.38%, due 04/15/27	642,629
1,315,000		Papa John's International, Inc., 3.88%, due 09/15/29(i) 144A	1,142,656
1,730,000		Park-Ohio Industries, Inc., 6.63%, due 04/15/27(i)	1,341,499
260,000		Pattern Energy Operations, LP/Pattern Energy Operations, Inc., 4.50%, due 08/15/28 144A	238,269
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
525,000		Paysafe Finance Plc/Paysafe Holdings US Corp., 4.00%, due 06/15/29(i) 144A	408,825
1,260,000		PerkinElmer, Inc., 2.25%, due 09/15/31	1,009,759
3,280,000		Permian Resources Operating LLC, 5.88%, due 07/01/29 144A	3,109,440
1,150,000		Petrobras Global Finance BV, 6.85%, due 06/05/15(i)(n)	1,010,813
1,215,000		Petroleos Mexicanos, 6.70%, due 02/16/32	968,066
890,000		Petroleos Mexicanos, 10.00%, due 02/07/33(i) 144A	853,772
7,056,900	MXN	Petroleos Mexicanos (GDN), 7.19%, due 09/12/24(j)	363,057
1,500,000		PetSmart, Inc./PetSmart Finance Corp., 7.75%, due 02/15/29 144A	1,474,020
935,000		Phillips 66, 3.30%, due 03/15/52	662,676
260,000		Pinduoduo, Inc., 2.47%, due 12/01/25(h)	246,480
1,090,000		Plains All American Pipeline, LP, 8.97% (3 mo. USD LIBOR + 4.11%)(c)(k)	975,800
280,000		Playtika Holding Corp., 4.25%, due 03/15/29 144A	233,443
105,000	EUR	PLT VII Finance SARL, 4.63%, due 01/05/26 144A	107,404
1,070,000		PM General Purchaser LLC, 9.50%, due 10/01/28 144A	981,267
545,000		POSCO, 5.75%, due 01/17/28 144A	562,818
225,000		Post Holdings, Inc., 2.50%, due 08/15/27 144A	236,295
600,000		Precision Drilling Corp., 6.88%, due 01/15/29 144A	545,040
15,000		Precision Drilling Corp., 7.13%, due 01/15/26 144A	14,663
110,000		Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, due 01/15/28 144A	102,953
280,000		Prosperous Ray, Ltd., 4.63%, due 11/12/23(j)	279,457
1,150,000		Prosus NV, 3.06%, due 07/13/31 144A	906,923
1,815,000		Prosus NV, 4.03%, due 08/03/50 144A	1,195,153
2,385,000		Prosus NV, 4.19%, due 01/19/32 144A	2,029,228
45,000		Prudential Financial, Inc., 5.63% (3 mo. USD LIBOR + 3.92%), due 06/15/43(c)	44,364
460,000		QVC, Inc., 4.38%, due 09/01/28	186,937
400,000		QVC, Inc., 5.45%, due 08/15/34	149,876
520,000		Rackspace Technology Global, Inc., 3.50%, due 02/15/28 144A	271,066
575,000		Radian Group, Inc., 6.63%, due 03/15/25	573,114
710,000		Radiology Partners, Inc., 9.25%, due 02/01/28 144A	393,265
1,210,000		Range Resources Corp., 4.75%, due 02/15/30(i) 144A	1,104,536
2,140,000		Range Resources Corp., 8.25%, due 01/15/29	2,257,593
395,000		Republic Services, Inc., 5.00%, due 04/01/34	402,692
610,000		ROCC Holdings LLC, 9.25%, due 08/15/26 144A	643,476
1,730,000		Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.63%, due 03/01/29 144A	1,487,800
190,000		Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.88%, due 03/01/31 144A	157,726
450,000		Rockies Express Pipeline LLC, 7.50%, due 07/15/38 144A	413,825
1,920,000	EUR	Rolls-Royce Plc, 4.63%, due 02/16/26(j)	2,069,250
260,000		Royal Caribbean Cruises, Ltd., 9.25%, due 01/15/29 144A	276,501
200,000		Royal Caribbean Cruises, Ltd., 11.50%, due 06/01/25 144A	213,438
1,935,000		Royal Caribbean Cruises, Ltd., 11.63%, due 08/15/27 144A	2,080,125
1,230,000		Sabre GLBL, Inc., 11.25%, due 12/15/27(i) 144A	1,146,932
590,000	GBP	Saga Plc, 5.50%, due 07/15/26(j)	574,486
1,380,000		Sally Holdings LLC/Sally Capital, Inc., 5.63%, due 12/01/25	1,359,914
230,000		Sands China, Ltd., 2.80%, due 03/08/27(l)	197,509
200,000		Sands China, Ltd., 3.35%, due 03/08/29(l)	166,297
200,000		Sands China, Ltd., 5.63%, due 08/08/25(l)	195,108
240,000		Sands China, Ltd., 5.90%, due 08/08/28(l)	228,029
420,000		Sasol Financing USA LLC, 5.50%, due 03/18/31	351,668
815,000		Saudi Arabian Oil Co., 3.25%, due 11/24/50 144A	569,714

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Corporate Debt — continued
1,225,000		Scientific Games International, Inc., 7.00%, due 05/15/28 144A	1,213,944
310,000	EUR	SCIL IV LLC/SCIL USA Holdings LLC, 4.38%, due 11/01/26 144A	311,905
460,000		SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/01/26 144A	420,733
340,000		Seagate HDD Cayman, 4.09%, due 06/01/29 144A	300,695
321,000		Seagate HDD Cayman, 4.88%, due 06/01/27	307,336
280,000		Sealed Air Corp./Sealed Air Corp. US, 6.13%, due 02/01/28 144A	283,416
545,000		Sempra Energy, 3.70%, due 04/01/29	506,770
905,000		SEPLAT Energy Plc, 7.75%, due 04/01/26 144A	712,145
230,000		Service Properties Trust REIT, 5.50%, due 12/15/27	206,089
1,070,000		Service Properties Trust REIT, 7.50%, due 09/15/25	1,056,858
1,120,000		Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, due 03/01/29 144A	911,579
1,140,000		Sinclair Television Group, Inc., 4.13%, due 12/01/30 144A	920,493
1,170,000		Smyrna Ready Mix Concrete LLC, 6.00%, due 11/01/28 144A	1,100,028
1,060,000		Societe Generale SA, 7.38% (5 yr. USD swap + 4.30%)(c)(k) 144A	960,368
1,165,000		Societe Generale SA, 9.38% (5 yr. CMT + 5.39%)(c)(k) 144A	1,105,294
1,600,000		Southwestern Energy Co., 4.75%, due 02/01/32	1,415,120
1,220,000		Southwestern Energy Co., 8.38%, due 09/15/28	1,283,769
556,000		Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd., 8.00%, due 09/20/25 144A	557,904
600,000		Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd., 8.00%, due 09/20/25 144A	604,314
2,135,000		Standard Chartered Plc, 4.30% (5 yr. CMT + 3.14%)(c)(i)(k) 144A	1,540,809
1,980,000		Standard Chartered Plc, 6.17% (1 yr. CMT + 2.05%), due 01/09/27(c) 144A	1,989,302
1,550,000		Starwood Property Trust, Inc. REIT, 4.38%, due 01/15/27 144A	1,282,788
1,030,000		Stellantis Finance US, Inc., 5.63%, due 01/12/28 144A	1,054,528
1,090,000		StoneMor, Inc., 8.50%, due 05/15/29 144A	839,262
1,359,000		StoneX Group, Inc., 8.63%, due 06/15/25 144A	1,367,155
1,655,000		Strathcona Resources, Ltd., 6.88%, due 08/01/26 144A	1,317,762
635,000		Studio City Finance, Ltd., 6.00%, due 07/15/25 144A	582,600
470,000		Studio City Finance, Ltd., 6.50%, due 01/15/28 144A	396,036
240,000		Suburban Propane Partners, LP/Suburban Energy Finance Corp., 5.00%, due 06/01/31 144A	209,994
100,000		Summit Materials LLC/Summit Materials Finance Corp., 5.25%, due 01/15/29 144A	94,647
400,000		Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, due 10/15/26 144A	384,408
1,083,000		Sunnova Energy Corp., 5.88%, due 09/01/26(i) 144A	919,180
940,000		Suzano Austria GmbH, 3.13%, due 01/15/32(i)	769,876
1,190,000		Suzano Austria GmbH, 7.00%, due 03/16/47(i)(j)	1,230,519
360,000		Swire Pacific MTN Financing, Ltd., (MTN), 4.50%, due 10/09/23(j)	359,005
1,185,000		Synchrony Financial, 4.88%, due 06/13/25	1,098,163
330,000		Tallgrass Energy Partners, LP/Tallgrass Energy Finance Corp., 6.00%, due 12/31/30 144A	295,352
45,000		Targa Resources Corp., 5.20%, due 07/01/27	44,655
515,000		Targa Resources Corp., 6.13%, due 03/15/33	533,584
60,000		Teck Resources, Ltd., 6.00%, due 08/15/40	60,747
200,000		Telefonica Emisiones SA, 5.21%, due 03/08/47	175,199
1,690,000		Teva Pharmaceutical Finance Co. LLC, 6.15%, due 02/01/36(i)	1,536,489
735,000	EUR	Teva Pharmaceutical Finance Netherlands II BV, 1.88%, due 03/31/27(j)	676,790
620,000		Teva Pharmaceutical Finance Netherlands III BV, 4.75%, due 05/09/27	579,500
860,000		Teva Pharmaceutical Finance Netherlands III BV, 8.13%, due 09/15/31(i)	903,818
690,000	GBP	Time Warner Cable LLC, 5.25%, due 07/15/42	715,088
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
300,000	Time Warner Cable LLC, 6.75%, due 06/15/39	295,794
2,160,000	Titan International, Inc., 7.00%, due 04/30/28	1,948,169
270,000	TKC Holdings, Inc., 6.88%, due 05/15/28(i) 144A	228,254
2,205,000	T-Mobile USA, Inc., 4.95%, due 03/15/28	2,227,225
550,000	TMS Issuer SARL, 5.78%, due 08/23/32 144A	574,486
440,000	TopBuild Corp., 3.63%, due 03/15/29 144A	376,966
1,100,000	TransAlta Corp., 6.50%, due 03/15/40	1,014,023
380,000	TransAlta Corp., 7.75%, due 11/15/29	399,806
2,155,000	TransCanada PipeLines Ltd., 6.20%, due 03/09/26	2,170,617
1,000,000	TransDigm, Inc., 6.25%, due 03/15/26 144A	1,001,925
470,000	TransDigm, Inc., 6.75%, due 08/15/28 144A	475,288
1,000,000	TransDigm, Inc., 7.50%, due 03/15/27	998,515
370,000	TransDigm, Inc., 8.00%, due 12/15/25 144A	377,169
580,000	Transnet SOC, Ltd., 8.25%, due 02/06/28 144A	578,501
420,000	Transocean, Inc., 8.75%, due 02/15/30 144A	428,778
340,000	Transportadora de Gas del Sur SA, 6.75%, due 05/02/25 144A	306,255
1,920,000	Triumph Group, Inc., 9.00%, due 03/15/28 144A	1,924,416
490,000	Turk Telekomunikasyon AS, 6.88%, due 02/28/25 144A	471,457
690,000	Tutor Perini Corp., 6.88%, due 05/01/25(i) 144A	487,302
640,000	UBS Group AG, 4.75% (1 yr. CMT + 1.75%), due 05/12/28(c) 144A	614,548
1,110,000	UBS Group AG, 4.99% (1 yr. CMT + 2.40%), due 08/05/33(c) 144A	1,059,660
1,120,000	UBS Group AG, 7.00% (5 yr. USD swap + 4.34%)(c)(k) 144A	1,065,355
990,000	UniCredit SpA, 5.46% (5 yr. CMT + 4.75%), due 06/30/35(c) 144A	816,660
555,000	UniCredit SpA, 7.30% (5 yr. USD ICE swap + 4.91%), due 04/02/34(c) 144A	512,477
57,880	United Airlines Pass Through Trust, 4.88%, due 07/15/27	56,014
509,310	United Airlines Pass Through Trust, 5.88%, due 04/15/29	508,453
100,000	United Airlines, Inc., 4.38%, due 04/15/26 144A	95,788
430,000	United Airlines, Inc., 4.63%, due 04/15/29 144A	389,503
1,860,000	United Parcel Service, Inc., 4.88%, due 03/03/33	1,910,181
270,000	United Rentals North America, Inc., 3.88%, due 02/15/31	238,572
680,000	United Rentals North America, Inc., 5.25%, due 01/15/30	655,160
520,000	United Rentals North America, Inc., 5.50%, due 05/15/27	515,583
3,540,000	United Rentals North America, Inc., 6.00%, due 12/15/29 144A	3,592,144
2,145,000	UnitedHealth Group, Inc., 4.50%, due 04/15/33	2,133,613
1,850,000	UnitedHealth Group, Inc., 5.88%, due 02/15/53	2,082,678
700,000	Upbound Group, Inc., 6.38%, due 02/15/29(i) 144A	588,645
490,000	US Renal Care, Inc., 10.63%, due 07/15/27 144A	129,447
290,000	Utah Acquisition Sub, Inc., 5.25%, due 06/15/46	230,353
540,000	Vale Overseas, Ltd., 6.88%, due 11/10/39	559,962
500,000	Venture Global Calcasieu Pass LLC, 3.88%, due 11/01/33 144A	420,573
1,370,000	Venture Global Calcasieu Pass LLC, 6.25%, due 01/15/30 144A	1,381,618
420,000	Vericast Corp., 11.00%, due 09/15/26 144A	443,625
490,000	Verizon Communications, Inc., 2.85%, due 09/03/41	359,300
2,735,000	Vertiv Group Corp., 4.13%, due 11/15/28 144A	2,416,331
220,000	Viavi Solutions, Inc., 3.75%, due 10/01/29 144A	188,365
100,000	Viking Cruises, Ltd., 13.00%, due 05/15/25 144A	105,716
300,000	Viking Ocean Cruises Ship VII, Ltd., 5.63%, due 02/15/29 144A	257,813
970,000	Viper Energy Partners, LP, 5.38%, due 11/01/27 144A	933,742
300,000	Virgin Media Secured Finance Plc, 5.50%, due 05/15/29 144A	279,716

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Corporate Debt — continued
190,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 6.38%, due 02/01/30 144A	169,528
580,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 7.88%, due 05/01/27 144A	561,420
450,000	Vmed O2 UK Financing I Plc, 4.75%, due 07/15/31 144A	386,282
660,000	VOC Escrow, Ltd., 5.00%, due 02/15/28 144A	586,506
730,000	VTR Comunicaciones SpA, 5.13%, due 01/15/28 144A	451,511
1,085,000	Warnermedia Holdings, Inc., 6.41%, due 03/15/26	1,090,807
315,000	Waste Connections, Inc., 2.95%, due 01/15/52	219,425
350,000	WEA Finance LLC/Westfield UK & Europe Finance Plc REIT, 4.75%, due 09/17/44 144A	255,559
620,000	Western Midstream Operating, LP, 3.35%, due 02/01/25(l)	592,661
570,000	Western Midstream Operating, LP, 5.30%, due 03/01/48	483,845
1,035,000	Western Midstream Operating, LP, 5.45%, due 04/01/44	904,057
60,000	Williams Cos., Inc. (The), 8.75%, due 03/15/32	72,209
360,000	WW International, Inc., 4.50%, due 04/15/29 144A	193,966
2,270,000	Wynn Macau, Ltd., 4.88%, due 10/01/24(i) 144A	2,204,749
905,000	Wynn Macau, Ltd., 5.63%, due 08/26/28 144A	770,716
620,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.13%, due 02/15/31(i) 144A	629,467
1,500,000	XPO CNW, Inc., 6.70%, due 05/01/34	1,359,562
190,000	XPO Escrow Sub LLC, 7.50%, due 11/15/27 144A	197,810
180,000	Yamana Gold, Inc., 4.63%, due 12/15/27	172,191
460,000	YPF SA, 6.95%, due 07/21/27 144A	342,153
860,000	YPF SA, 8.50%, due 07/28/25 144A	756,168
382,200	YPF SA, 9.00%, due 02/12/26(l) 144A	370,977
85,000	Yum! Brands, Inc., 4.75%, due 01/15/30 144A	81,298
720,000	ZF North America Capital, Inc., 4.75%, due 04/29/25 144A	708,401
900,000	Ziff Davis, Inc., 4.63%, due 10/15/30(i) 144A	777,361
240,000	ZipRecruiter, Inc., 5.00%, due 01/15/30 144A	205,499
		429,282,785
	Mortgage Backed Securities - Private Issuers — 5.3%
910,000	Angel Oak Mortgage Trust I LLC CMO, Series 2019-2, Class B1, 5.02%, due 03/25/49(d) 144A	884,602
355,000	BANK, Series 2020-BN25, Class AS, 2.84%, due 01/15/63	297,341
870,000	BANK, Series 2023-BNK45, Class A5, 5.20%, due 02/15/56	871,186
280,000	Barclays Commercial Mortgage Trust, Series 2019-C5, Class A4, 3.06%, due 11/15/52	247,789
922,000	BBCCRE Trust, Series 2015-GTP, Class F, 4.56%, due 08/10/33(d) 144A	653,020
345,000	BBCMS Mortgage Trust, Series 2020-C6, Class AS, 2.84%, due 02/15/53	285,655
390,000	BBCMS Trust, Series 2018-CBM, Class D, 7.08% (1 mo. USD LIBOR + 2.39%), due 07/15/37(c) 144A	366,237
250,000	Benchmark Mortgage Trust, Series 2020-B16, Class AM, 2.94%, due 02/15/53(d)	209,770
1,000,000	BHMS, Series 2018-MZB, Class MZB, 11.32% (1 mo. USD LIBOR + 6.64%), due 07/15/25(c) 144A	866,395
860,000	BIG Commercial Mortgage Trust, Series 2022-BIG, Class F, 10.26% (1 mo. TSFR + 5.44%), due 02/15/39(c) 144A	800,584
859,532	BRAVO Residential Funding Trust CMO, Series 2022-NQM1, Class A3, 4.09%, due 09/25/61(d) 144A	754,326
310,233	BRAVO Residential Funding Trust CMO, Series 2022-NQM2, Class A3, 5.24%, due 11/25/61(d) 144A	300,312
250,795	BRAVO Residential Funding Trust CMO, Series 2022-NQM3, Class A3, 5.50%, due 07/25/62(d) 144A	241,163
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
590,000	BX Commercial Mortgage Trust, Series 2019-IMC, Class E, 6.83% (1 mo. USD LIBOR + 2.15%), due 04/15/34(c) 144A	560,761
1,110,067	BX Commercial Mortgage Trust, Series 2021-21M, Class A, 5.41% (1 mo. USD LIBOR + 0.73%), due 10/15/36(c) 144A	1,068,633
890,000	BX Commercial Mortgage Trust, Series 2021-ACNT, Class A, 5.54% (1 mo. USD LIBOR + 0.85%), due 11/15/38(c) 144A	856,832
1,280,000	BX Commercial Mortgage Trust, Series 2021-VINO, Class A, 5.34% (1 mo. USD LIBOR + 0.65%), due 05/15/38(c) 144A	1,231,200
690,000	BX Commercial Mortgage Trust, Series 2021-VOLT, Class G, 7.53% (1 mo. USD LIBOR + 2.85%), due 09/15/36(c) 144A	633,435
472,625	BX Commercial Mortgage Trust, Series 2021-XL2, Class J, 8.57% (1 mo. USD LIBOR + 3.89%), due 10/15/38(c) 144A	431,400
1,260,000	BX Commercial Mortgage Trust, Series 2022-AHP, Class A, 5.82% (1 mo. TSFR + 0.99%), due 01/17/39(c) 144A	1,209,729
891,254	BX Commercial Mortgage Trust, Series 2022-LP2, Class G, 8.93% (1 mo. TSFR + 4.11%), due 02/15/39(c) 144A	821,236
950,000	BX Trust, Series 2018-BILT, Class B, 5.70% (1 mo. USD LIBOR + 1.02%), due 05/15/30(c) 144A	920,200
880,000	BX Trust, Series 2021-SDMF, Class F, 6.62% (1 mo. USD LIBOR + 1.94%), due 09/15/34(c) 144A	808,498
830,000	BX Trust, Series 2022-LBA6, Class D, 6.83% (1 mo. TSFR + 2.00%), due 01/15/39(c) 144A	774,410
227,717	CFCRE Commercial Mortgage Trust, Series 2011-C2, Class D, 5.08%, due 12/15/47(d) 144A	209,910
425,000	CFK Trust, Series 2020-MF2, Class F, 3.46%, due 03/15/39(d) 144A	325,283
300,000	CGDB Commercial Mortgage Trust, Series 2019-MOB, Class A, 5.63% (1 mo. USD LIBOR + 0.95%), due 11/15/36(c) 144A	291,487
305,000	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.92%, due 10/15/45 144A	266,023
1,000,000	Connecticut Avenue Securities Trust CMO, Series 2022-R04, Class 1M2, 7.66% (SOFR 30-day average + 3.10%), due 03/25/42(c) 144A	991,991
1,057,369	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class F, 7.33% (1 mo. USD LIBOR + 2.65%), due 05/15/36(c) 144A	1,029,315
300,000	Credit Suisse Mortgage Trust, Series 2019-UVIL, Class A, 3.16%, due 12/15/41 144A	249,575
1,050,000	Credit Suisse Mortgage Trust, Series 2020-TMIC, Class A, 8.18% (1 mo. USD LIBOR + 3.50%), due 12/15/35(c) 144A	1,040,888
450,000	Credit Suisse Mortgage Trust LLC, Series 2014-USA, Class F, 4.37%, due 09/15/37 144A	208,302
932,038	DBGS Mortgage Trust, Series 2018-BIOD, Class D, 5.98% (1 mo. USD LIBOR + 1.30%), due 05/15/35(c) 144A	906,356
1,083,183	EFMT CMO, Series 2023-1, Class A3, 6.54%, due 02/25/68(l) 144A	1,064,862
930,000	Ellington Financial Mortgage Trust CMO, Series 2020-1, Class B1, 5.11%, due 05/25/65(d) 144A	870,452
770,000	ELP Commercial Mortgage Trust, Series 2021-ELP, Class D, 6.20% (1 mo. USD LIBOR + 1.52%), due 11/15/38(c) 144A	724,640
478,334	Extended Stay America Trust, Series 2021-ESH, Class F, 8.39% (1 mo. USD LIBOR + 3.70%), due 07/15/38(c) 144A	450,449
101,229	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2017-1, Class M1, 4.00%, due 01/25/56(d) 144A	99,849
342,819	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2017-2, Class M1, 4.00%, due 08/25/56(d) 144A	334,587
413,380	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2017-3, Class M1, 4.00%, due 07/25/56(d) 144A	406,655
415,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2018-3, Class M, 4.75%, due 08/25/57(d) 144A	371,500

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
280,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-1, Class M, 4.75%, due 07/25/58(d) 144A	249,400
790,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-3, Class M, 4.75%, due 10/25/58(d) 144A	707,145
560,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-4, Class M, 4.50%, due 02/25/59(d) 144A	488,407
370,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2020-1, Class M, 4.25%, due 08/25/59(d) 144A	315,372
640,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2020-2, Class M, 4.25%, due 11/25/59(d) 144A	553,065
590,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2020-3, Class M, 4.25%, due 05/25/60(d) 144A	519,570
500,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2021-1, Class M, 4.25%, due 09/25/60 144A	435,573
605,000	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2017-HRP1, Class B1, 9.45% (1 mo. USD LIBOR + 4.60%), due 12/25/42(c)	617,016
209,639	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2017-SPI1, Class B, 4.12%, due 09/25/47(d) 144A	129,103
840,000	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2018-DNA1, Class B1, 8.00% (1 mo. USD LIBOR + 3.15%), due 07/25/30(c) 144A	846,852
910,000	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2021-DNA2, Class B1, 7.96% (SOFR 30-day average + 3.40%), due 08/25/33(c) 144A	868,110
1,580,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2020-DNA1, Class B1, 7.15% (1 mo. USD LIBOR + 2.30%), due 01/25/50(c) 144A	1,529,682
125,790	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2020-DNA2, Class M2, 6.70% (1 mo. USD LIBOR + 1.85%), due 02/25/50(c) 144A	125,076
1,101,813	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2020-DNA3, Class B1, 9.95% (1 mo. USD LIBOR + 5.10%), due 06/25/50(c) 144A	1,168,994
830,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2020-DNA5, Class B1, 9.36% (SOFR 30-day average + 4.80%), due 10/25/50(c) 144A	875,738
1,060,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2020-DNA6, Class B1, 7.56% (SOFR 30-day average + 3.00%), due 12/25/50(c) 144A	1,011,966
970,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2021-DNA1, Class B2, 9.31% (SOFR 30-day average + 4.75%), due 01/25/51(c) 144A	809,115
380,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2021-DNA3, Class B1, 8.06% (SOFR 30-day average + 3.50%), due 10/25/33(c) 144A	363,781
1,140,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2021-DNA3, Class M2, 6.66% (SOFR 30-day average + 2.10%), due 10/25/33(c) 144A	1,102,903
1,270,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2021-DNA5, Class B1, 7.61% (SOFR 30-day average + 3.05%), due 01/25/34(c) 144A	1,169,971
994,512	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2021-DNA5, Class M2, 6.21% (SOFR 30-day average + 1.65%), due 01/25/34(c) 144A	976,475
400,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2021-DNA6, Class M2, 6.06% (SOFR 30-day average + 1.50%), due 10/25/41(c) 144A	381,079
930,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2021-DNA7, Class B1, 8.21% (SOFR 30-day average + 3.65%), due 11/25/41(c) 144A	875,389
1,000,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2021-DNA7, Class M2, 6.36% (SOFR 30-day average + 1.80%), due 11/25/41(c) 144A	951,467
1,090,000	FHLMC Structured Agency Credit Risk REMIC Trust CMO, Series 2022-DNA3, Class M1B, 7.46% (SOFR 30-day average + 2.90%), due 04/25/42(c) 144A	1,083,255
298,198	FHLMC Structured Asset Mortgage Investments II Trust CMO, Series 2005-AR2, Class 2A2, 5.41% (1 mo. USD LIBOR + 0.56%), due 05/25/45(c)	216,922
445,293	FNMA Connecticut Avenue Securities CMO, Series 2014-C04, Class 1M2, 9.75% (1 mo. USD LIBOR + 4.90%), due 11/25/24(c) 144A	464,138
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
440,000	FNMA Connecticut Avenue Securities CMO, Series 2017-C07, Class 1B1, 8.85% (1 mo. USD LIBOR + 4.00%), due 05/25/30(c) 144A	461,006
610,000	FNMA Connecticut Avenue Securities CMO, Series 2018-C01, Class 1B1, 8.40% (1 mo. USD LIBOR + 3.55%), due 07/25/30(c) 144A	629,344
1,210,000	FNMA Connecticut Avenue Securities CMO, Series 2018-C05, Class 1B1, 9.10% (1 mo. USD LIBOR + 4.25%), due 01/25/31(c) 144A	1,276,162
492,500	FNMA Connecticut Avenue Securities CMO, Series 2018-C06, Class 1B1, 8.60% (1 mo. USD LIBOR + 3.75%), due 03/25/31(c) 144A	511,666
800,000	FNMA Connecticut Avenue Securities Trust CMO, Series 2018-R07, Class 1B1, 9.20% (1 mo. USD LIBOR + 4.35%), due 04/25/31(c) 144A	829,841
680,000	FNMA Connecticut Avenue Securities Trust CMO, Series 2019-R07, Class 1B1, 8.25% (1 mo. USD LIBOR + 3.40%), due 10/25/39(c) 144A	669,658
148,648	FNMA Connecticut Avenue Securities Trust CMO, Series 2020-R01, Class 1M2, 6.90% (1 mo. USD LIBOR + 2.05%), due 01/25/40(c) 144A	149,193
780,000	FNMA Connecticut Avenue Securities Trust CMO, Series 2021-R01, Class 1B1, 7.66% (SOFR 30-day average + 3.10%), due 10/25/41(c) 144A	737,193
800,000	FNMA Connecticut Avenue Securities Trust CMO, Series 2021-R03, Class 1B1, 7.31% (SOFR 30-day average + 2.75%), due 12/25/41(c) 144A	736,444
510,000	GS Mortgage Securities Corp. Trust, Series 2018-LUAU, Class G, 9.13% (1 mo. USD LIBOR + 4.45%), due 11/15/32(c) 144A	478,182
570,000	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class A, 5.78% (1 mo. USD LIBOR + 1.10%), due 12/15/36(c) 144A	561,044
265,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.16%, due 08/10/44(d) 144A	103,149
280,000	GS Mortgage Securities Trust, Series 2014-GC22, Class D, 4.69%, due 06/10/47(d) 144A	207,894
158,409	HarborView Mortgage Loan Trust CMO, Series 2005-9, Class 2A1C, 5.66% (1 mo. USD LIBOR + 0.90%), due 06/20/35(c)	139,116
1,390,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M, 13.19% (1 mo. USD LIBOR + 8.51%), due 06/15/35(c) 144A	14
1,210,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class FFL, 7.85% (1 mo. USD LIBOR + 3.15%), due 07/05/33(c) 144A	990,514
530,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class E, 7.53% (1 mo. USD LIBOR + 2.85%), due 09/15/29(c) 144A	443,555
800,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class F, 8.33% (1 mo. USD LIBOR + 3.65%), due 09/15/29(c) 144A	646,641
800,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2020-MKST, Class F, 7.78% (1 mo. USD LIBOR + 3.10%), due 12/15/36(c) 144A	312,000
760,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN, Class GFX, 4.69%, due 01/16/37(d) 144A	567,025
810,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-HTL5, Class F, 8.95% (1 mo. USD LIBOR + 4.27%), due 11/15/38(c) 144A	761,337
537,498	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-NLP, Class D, 6.99% (1 mo. TSFR + 2.17%), due 04/15/37(c) 144A	481,012
625,480	KIND Trust, Series 2021-KIND, Class D, 7.24% (1 mo. TSFR + 2.41%), due 08/15/38(c) 144A	583,006
1,156,901	Legacy Mortgage Asset Trust CMO, Series 2020-GS4, Class A1, 3.25%, due 02/25/60(l) 144A	1,148,668
170,585	Legacy Mortgage Asset Trust CMO, Series 2020-GS5, Class A1, 3.25%, due 06/25/60(l) 144A	170,567
533,415	Med Trust, Series 2021-MDLN, Class C, 6.49% (1 mo. USD LIBOR + 1.80%), due 11/15/38(c) 144A	509,900
578,282	Med Trust, Series 2021-MDLN, Class E, 7.84% (1 mo. USD LIBOR + 3.15%), due 11/15/38(c) 144A	544,501
1,744,816	Med Trust, Series 2021-MDLN, Class G, 9.94% (1 mo. USD LIBOR + 5.25%), due 11/15/38(c) 144A	1,600,020

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued
890,000	MHC Commercial Mortgage Trust, Series 2021-MHC, Class A, 5.49% (1 mo. USD LIBOR + 0.80%), due 04/15/38(c) 144A	861,837
590,000	MHC Trust, Series 2021-MHC2, Class E, 6.63% (1 mo. USD LIBOR + 1.95%), due 05/15/38(c) 144A	548,749
320,000	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.28%, due 07/11/40(d) 144A	284,056
353,986	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.28%, due 10/15/30 144A	285,401
461,805	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 8.10% (1 mo. USD LIBOR + 3.25%), due 10/25/49(c) 144A	424,996
460,000	Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, 8.60% (1 mo. USD LIBOR + 3.75%), due 03/25/50(c) 144A	427,911
320,000	Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class A, 6.41% (1 mo. TSFR + 1.58%), due 07/15/36(c) 144A	307,547
384,341	New Residential Mortgage Loan Trust CMO, Series 2017-5A, Class B4, 4.21%, due 06/25/57(d) 144A	365,242
445,181	OBX Trust CMO, Series 2022-NQM6, Class A1, 4.70%, due 07/25/62(l) 144A	431,205
685,374	OPG Trust, Series 2021-PORT, Class D, 5.82% (1 mo. USD LIBOR + 1.13%), due 10/15/36(c) 144A	637,221
73,679	PMT Credit Risk Transfer Trust CMO, Series 2019-3R, Class A, 8.55% (1 mo. USD LIBOR + 3.70%), due 11/27/31(c) 144A	71,321
500,000	Radnor RE, Ltd. CMO, Series 2020-1, Class M1C, 6.60% (1 mo. USD LIBOR + 1.75%), due 01/25/30(c) 144A	494,509
230,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 7.44% (1 mo. USD LIBOR + 2.75%), due 11/15/27(c)(f) 144A	85,576
900,000	Starwood Retail Property Trust, Series 2014-STAR, Class D, 8.19% (1 mo. USD LIBOR + 3.50%), due 11/15/27(c)(f) 144A	200,848
766,336	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class E, 8.19% (1 mo. USD LIBOR + 3.48%), due 11/11/34(c) 144A	722,372
761,476	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class F, 8.96% (1 mo. USD LIBOR + 4.25%), due 11/11/34(c) 144A	711,901
940,000	Towd Point Mortgage Trust CMO, Series 2017-5, Class B1, 4.21% (1 mo. USD LIBOR + 1.80%), due 02/25/57(c) 144A	904,525
590,000	Towd Point Mortgage Trust CMO, Series 2019-4, Class B1B, 3.50%, due 10/25/59(d) 144A	431,850
247,093	WaMu Mortgage Pass-Through Certificates Trust CMO, Series 2005-AR1, Class A1B, 5.63% (1 mo. USD LIBOR + 0.78%), due 01/25/45(c)	222,787
470,588	WaMu Mortgage Pass-Through Certificates Trust CMO, Series 2005-AR6, Class 2A1A, 5.31% (1 mo. USD LIBOR + 0.46%), due 04/25/45(c)	449,176
344,583	WaMu Mortgage Pass-Through Certificates Trust CMO, Series 2006-AR16, Class 2A2, 3.40%, due 12/25/36(d)	290,666
1,190,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class D, 2.80%, due 12/15/50(d) 144A	720,817
239,605	Wells Fargo Mortgage Backed Securities Trust CMO, Series 2006-AR5, Class 2A1, 4.36%, due 04/25/36(d)	220,091
		71,121,658
	Mortgage Backed Securities - U.S. Government Agency Obligations — 0.0%
127,851	FNMA, Pool # BM6224, 2.79%, due 01/01/35(d)	112,148
237,518	UMBS, Pool # BM5520, 3.50%, due 02/01/47	224,470
		336,618
	Sovereign Debt Obligations — 32.6%
940,000	Abu Dhabi Government International Bond, 3.13%, due 09/30/49 144A	705,086
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Sovereign Debt Obligations — continued
240,000		Angolan Government International Bond, 8.75%, due 04/14/32 144A	203,400
935,000		Angolan Government International Bond, (MTN), 8.00%, due 11/26/29(j)	804,474
5,505		Argentine Republic Government International Bond, 1.00%, due 07/09/29	1,554
327,438		Argentine Republic Government International Bond, 1.50%, due 07/09/46(l)	88,227
975,000		Bahrain Government International Bond, (MTN), 5.63%, due 05/18/34(i)(j)	854,774
1,130,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 2.30%, due 10/01/28(j)	1,235,395
2,780,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 2.50%, due 03/01/25	3,272,831
1,365,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 4.50%, due 03/01/26	1,652,197
1,430,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 4.70%, due 09/01/30(j)	1,747,721
1,240,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 5.00%, due 10/01/28(j)	1,575,815
115,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 5.00%, due 03/01/35	144,910
505,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 6.00%, due 01/01/43	712,929
25,641,000	BRL	Brazil Letras do Tesouro Nacional, 10.86%, due 01/01/24(h)	4,609,515
6,227,000	BRL	Brazil Letras do Tesouro Nacional, 11.36%, due 07/01/24(h)	1,062,574
8,519,000	BRL	Brazil Letras do Tesouro Nacional, 13.37%, due 07/01/25(h)	1,306,012
25,629,000	BRL	Brazil Letras do Tesouro Nacional, 13.64%, due 01/01/26(h)	3,697,611
140,000	BRL	Brazil Notas do Tesouro Nacional Series B Notes, 25.59%, due 05/15/35	111,703
214,000	BRL	Brazil Notas do Tesouro Nacional Series B Notes, 25.59%, due 05/15/45	167,742
302,000	BRL	Brazil Notas do Tesouro Nacional Series B Notes, 25.59%, due 08/15/50	236,683
42,056,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/25	8,054,547
56,213,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/27	10,424,818
78,524,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/29	13,979,806
82,560,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/31	14,282,960
4,430,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/33	745,203
1,000,000		Brazilian Government International Bond, 4.63%, due 01/13/28(i)	979,888
1,760,000		Brazilian Government International Bond, 4.75%, due 01/14/50	1,306,275
90,000	EUR	Bundesrepublik Deutschland Bundesanleihe, 0.01%, due 08/15/26(j)	90,209
1,068,000		Chile Government International Bond, 2.55%, due 01/27/32(i)	914,360
403,000		Chile Government International Bond, 4.34%, due 03/07/42(i)	357,143
14,260,000	CNY	China Government Bond, 1.99%, due 04/09/25	2,055,919
3,930,000	CNY	China Government Bond, 2.68%, due 05/21/30	565,522
7,320,000	CNY	China Government Bond, 2.85%, due 06/04/27	1,073,410
9,090,000	CNY	China Government Bond, 3.02%, due 10/22/25	1,341,845
3,970,000	CNY	China Government Bond, 3.02%, due 05/27/31	586,327
8,120,000	CNY	China Government Bond, 3.13%, due 11/21/29	1,207,452
1,270,000	CNY	China Government Bond, 3.25%, due 11/22/28	190,727
6,770,000	CNY	China Government Bond, 3.27%, due 11/19/30	1,021,482
6,300,000	CNY	China Government Bond, 3.28%, due 12/03/27	944,526
3,630,000	CNY	China Government Bond, 3.29%, due 05/23/29	547,112
1,240,000	CNY	China Government Bond, 3.72%, due 04/12/51	195,532
6,950,000	CNY	China Government Bond, 3.81%, due 09/14/50	1,116,532
270,000		Ciudad Autonoma De Buenos Aires/Government Bonds, 7.50%, due 06/01/27(j)	242,371
800,000		Colombia Government International Bond, 3.13%, due 04/15/31	612,243
1,485,000		Colombia Government International Bond, 4.13%, due 05/15/51	918,742
1,065,000		Colombia Government International Bond, 4.50%, due 03/15/29	941,281
741,000		Colombia Government International Bond, 7.50%, due 02/02/34	729,772
4,192,000,000	COP	Colombian TES, 5.75%, due 11/03/27	729,377
34,481,700,000	COP	Colombian TES, 6.00%, due 04/28/28	5,937,553
7,785,500,000	COP	Colombian TES, 6.25%, due 11/26/25	1,498,218

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Sovereign Debt Obligations — continued
16,776,600,000	COP	Colombian TES, 6.25%, due 07/09/36	2,283,077
22,996,100,000	COP	Colombian TES, 7.00%, due 03/26/31	3,800,025
1,517,200,000	COP	Colombian TES, 7.00%, due 03/26/31	250,712
50,494,600,000	COP	Colombian TES, 7.00%, due 06/30/32	8,038,040
18,528,300,000	COP	Colombian TES, 7.25%, due 10/18/34	2,857,221
7,097,000,000	COP	Colombian TES, 7.25%, due 10/26/50	944,829
21,887,400,000	COP	Colombian TES, 7.50%, due 08/26/26	4,232,327
20,566,400,000	COP	Colombian TES, 7.75%, due 09/18/30	3,609,385
13,514,800,000	COP	Colombian TES, 9.25%, due 05/28/42	2,293,676
12,476,000,000	COP	Colombian TES, 10.00%, due 07/24/24	2,653,402
870,000		Costa Rica Government International Bond, 7.00%, due 04/04/44(j)	853,428
9,720,000	CZK	Czech Republic Government Bond, 0.25%, due 02/10/27	377,849
29,900,000	CZK	Czech Republic Government Bond, 0.95%, due 05/15/30(j)	1,074,338
15,220,000	CZK	Czech Republic Government Bond, 1.00%, due 06/26/26(j)	623,059
31,660,000	CZK	Czech Republic Government Bond, 1.20%, due 03/13/31	1,131,892
20,910,000	CZK	Czech Republic Government Bond, 1.25%, due 02/14/25	899,950
39,270,000	CZK	Czech Republic Government Bond, 1.75%, due 06/23/32	1,439,062
40,820,000	CZK	Czech Republic Government Bond, 2.00%, due 10/13/33	1,487,144
4,270,000	CZK	Czech Republic Government Bond, 2.40%, due 09/17/25(j)	185,068
4,900,000	CZK	Czech Republic Government Bond, 2.50%, due 08/25/28(j)	202,588
24,930,000	CZK	Czech Republic Government Bond, 2.75%, due 07/23/29	1,031,100
3,220,000	CZK	Czech Republic Government Bond, 4.20%, due 12/04/36(j)	143,036
4,340,000	CZK	Czech Republic Government Bond, 6.00%, due 02/26/26	206,366
4,440,000	CZK	Czech Republic Government Bond, 6.08%, due 12/12/24(h)	187,698
580,000		Dominican Republic International Bond, 4.88%, due 09/23/32(j)	493,947
350,000		Dominican Republic International Bond, 5.50%, due 02/22/29 144A	330,515
510,000		Dominican Republic International Bond, 5.50%, due 02/22/29(j)	481,607
1,005,000		Dominican Republic International Bond, 6.00%, due 07/19/28 144A	984,455
910,000		Dominican Republic International Bond, 6.00%, due 02/22/33 144A	836,305
430,000		Dominican Republic International Bond, 7.05%, due 02/03/31(i) 144A	437,676
7,061,000	EGP	Egypt Government Bond, 14.66%, due 10/06/30	168,870
6,937,000	EGP	Egypt Government Bond, 14.82%, due 07/06/31	166,076
601,000		Egypt Government International Bond, 8.88%, due 05/29/50(j)	356,219
1,290,000		Egyptian Financial Co. for Sovereign Taskeek (The), 10.88%, due 02/28/26 144A	1,187,971
5,140,000	ZAR	European Investment Bank, (MTN), 8.50%, due 09/17/24(j)	291,636
1,230,000		Export-Import Bank of India, 5.50%, due 01/18/33 144A	1,230,434
1,035,000		Export-Import Bank of Korea, 5.00%, due 01/11/28	1,058,029
490,000		Gabon Government International Bond, 7.00%, due 11/24/31 144A	375,561
1,025,000		Guatemala Government Bond, 4.88%, due 02/13/28(j)	999,198
121,750,000	HUF	Hungary Government Bond, 1.50%, due 04/22/26	269,385
262,400,000	HUF	Hungary Government Bond, 2.75%, due 12/22/26	582,896
266,700,000	HUF	Hungary Government Bond, 3.00%, due 10/27/27	579,931
325,920,000	HUF	Hungary Government Bond, 3.00%, due 08/21/30	656,141
630,370,000	HUF	Hungary Government Bond, 3.00%, due 10/27/38	1,002,585
332,570,000	HUF	Hungary Government Bond, 4.00%, due 04/28/51	544,097
848,320,000	HUF	Hungary Government Bond, 4.50%, due 03/23/28	1,970,770
373,910,000	HUF	Hungary Government Bond, 4.50%, due 05/27/32	801,627
1,074,240,000	HUF	Hungary Government Bond, 4.75%, due 11/24/32	2,330,377
92,440,000	HUF	Hungary Government Bond, 5.50%, due 06/24/25	233,556
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Sovereign Debt Obligations — continued
321,930,000	HUF	Hungary Government Bond, 6.75%, due 10/22/28	819,271
1,985,000		Hungary Government International Bond, 6.13%, due 05/22/28 144A	2,038,111
882,000		Hungary Government International Bond, 6.25%, due 09/22/32 144A	901,276
1,530,000		Indonesia Government International Bond, 3.50%, due 01/11/28	1,470,322
895,000		Indonesia Government International Bond, 3.55%, due 03/31/32	822,808
835,000		Indonesia Government International Bond, 4.55%, due 01/11/28	835,886
14,660,000,000	IDR	Indonesia Treasury Bond, 5.50%, due 04/15/26	954,129
7,852,000,000	IDR	Indonesia Treasury Bond, 6.13%, due 05/15/28	516,903
44,311,000,000	IDR	Indonesia Treasury Bond, 6.25%, due 06/15/36	2,785,229
5,420,000,000	IDR	Indonesia Treasury Bond, 6.38%, due 08/15/28	362,133
76,261,000,000	IDR	Indonesia Treasury Bond, 6.38%, due 04/15/32	4,983,603
61,067,000,000	IDR	Indonesia Treasury Bond, 6.50%, due 06/15/25	4,087,288
23,261,000,000	IDR	Indonesia Treasury Bond, 6.50%, due 02/15/31	1,542,770
15,470,000,000	IDR	Indonesia Treasury Bond, 6.63%, due 05/15/33	1,014,895
52,311,000,000	IDR	Indonesia Treasury Bond, 7.00%, due 05/15/27	3,566,128
24,257,000,000	IDR	Indonesia Treasury Bond, 7.00%, due 09/15/30	1,655,096
26,027,000,000	IDR	Indonesia Treasury Bond, 7.00%, due 02/15/33	1,766,580
4,546,000,000	IDR	Indonesia Treasury Bond, 7.38%, due 05/15/48	312,253
22,149,000,000	IDR	Indonesia Treasury Bond, 7.50%, due 08/15/32	1,549,669
19,649,000,000	IDR	Indonesia Treasury Bond, 7.50%, due 05/15/38	1,366,368
80,760,000,000	IDR	Indonesia Treasury Bond, 7.50%, due 04/15/40	5,620,803
23,542,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 05/15/29	1,712,036
2,658,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 06/15/32	196,245
38,524,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 05/15/36	2,840,774
2,683,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/24	183,048
24,937,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 09/15/26	1,768,349
73,023,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/34	5,403,249
50,810,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 04/15/39	3,814,181
30,008,000,000	IDR	Indonesia Treasury Bond, 8.75%, due 05/15/31	2,251,626
8,328,000,000	IDR	Indonesia Treasury Bond, 9.00%, due 03/15/29	622,719
6,017,000,000	IDR	Indonesia Treasury Bond, 9.50%, due 07/15/31	473,497
5,494,000,000	IDR	Indonesia Treasury Bond, 10.50%, due 08/15/30	449,703
18,078,000,000	IDR	Indonesia Treasury Bond, 11.00%, due 09/15/25	1,334,282
170,000	EUR	Ivory Coast Government International Bond, 4.88%, due 01/30/32 144A	141,269
185,053		Ivory Coast Government International Bond, 5.75%, due 12/31/32(j)(l)	173,255
740,000		Ivory Coast Government International Bond, 6.13%, due 06/15/33(j)	642,653
1,110,000		Ivory Coast Government International Bond, 6.38%, due 03/03/28(j)	1,068,408
820,000		Jordan Government International Bond, 7.75%, due 01/15/28 144A	834,350
510,000		Kazakhstan Government International Bond, (MTN), 5.13%, due 07/21/25(j)	526,315
18,626,000	MYR	Malaysia Government Bond, 2.63%, due 04/15/31	3,847,093
8,437,000	MYR	Malaysia Government Bond, 3.50%, due 05/31/27	1,908,958
16,207,000	MYR	Malaysia Government Bond, 3.58%, due 07/15/32	3,581,153
18,659,000	MYR	Malaysia Government Bond, 3.73%, due 06/15/28	4,235,932
1,022,000	MYR	Malaysia Government Bond, 3.76%, due 05/22/40	218,153
6,029,000	MYR	Malaysia Government Bond, 3.83%, due 07/05/34	1,335,314
2,226,000	MYR	Malaysia Government Bond, 3.84%, due 04/15/33	498,100
12,155,000	MYR	Malaysia Government Bond, 3.88%, due 03/14/25	2,789,579
2,586,000	MYR	Malaysia Government Bond, 3.89%, due 03/15/27	592,692
21,709,000	MYR	Malaysia Government Bond, 3.89%, due 08/15/29	4,927,323

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Sovereign Debt Obligations — continued
14,726,000	MYR	Malaysia Government Bond, 3.90%, due 11/30/26	3,385,290
6,866,000	MYR	Malaysia Government Bond, 3.90%, due 11/16/27	1,579,929
23,156,000	MYR	Malaysia Government Bond, 3.96%, due 09/15/25	5,328,035
6,292,000	MYR	Malaysia Government Bond, 4.06%, due 09/30/24	1,445,100
1,341,000	MYR	Malaysia Government Bond, 4.07%, due 06/15/50	286,227
624,000	MYR	Malaysia Government Bond, 4.13%, due 04/15/32	143,532
3,880,000	MYR	Malaysia Government Bond, 4.18%, due 07/15/24	890,957
1,205,000	MYR	Malaysia Government Bond, 4.23%, due 06/30/31	278,882
11,727,000	MYR	Malaysia Government Bond, 4.39%, due 04/15/26	2,729,387
5,033,000	MYR	Malaysia Government Bond, 4.50%, due 04/30/29	1,180,963
9,044,000	MYR	Malaysia Government Bond, 4.50%, due 04/15/30	2,135,893
1,295,000	MYR	Malaysia Government Bond, 4.70%, due 10/15/42	312,751
1,597,000	MYR	Malaysia Government Bond, 4.74%, due 03/15/46	380,060
2,852,000	MYR	Malaysia Government Bond, 4.76%, due 04/07/37	683,669
2,733,000	MYR	Malaysia Government Bond, 4.89%, due 06/08/38	670,428
84,733,000	MXN	Mexican Bonos, 5.00%, due 03/06/25	4,259,222
26,124,600	MXN	Mexican Bonos, 5.50%, due 03/04/27	1,274,840
96,218,000	MXN	Mexican Bonos, 5.75%, due 03/05/26	4,811,940
118,617,800	MXN	Mexican Bonos, 7.50%, due 06/03/27	6,233,019
11,875,400	MXN	Mexican Bonos, 7.50%, due 05/26/33	600,028
158,936,700	MXN	Mexican Bonos, 7.75%, due 05/29/31	8,264,603
22,096,500	MXN	Mexican Bonos, 7.75%, due 11/23/34	1,129,521
114,798,800	MXN	Mexican Bonos, 7.75%, due 11/13/42	5,547,899
15,053,300	MXN	Mexican Bonos, 8.00%, due 12/07/23	814,499
38,912,200	MXN	Mexican Bonos, 8.00%, due 09/05/24	2,078,724
73,469,900	MXN	Mexican Bonos, 8.00%, due 11/07/47	3,624,057
67,738,200	MXN	Mexican Bonos, 8.00%, due 07/31/53	3,325,741
8,178,800	MXN	Mexican Bonos, 8.00%, due 07/31/53	401,554
36,848,300	MXN	Mexican Bonos, 8.50%, due 05/31/29	2,009,902
19,187,000	MXN	Mexican Bonos, 8.50%, due 05/31/29	1,046,561
30,172,600	MXN	Mexican Bonos, 8.50%, due 11/18/38	1,596,578
48,920,000	MXN	Mexican Bonos, 8.50%, due 11/18/38	2,588,593
70,766,900	MXN	Mexican Bonos, 10.00%, due 12/05/24	3,894,012
21,394,000	MXN	Mexican Bonos, 10.00%, due 12/05/24	1,177,224
12,947,000	MXN	Mexican Bonos, 10.00%, due 11/20/36	783,273
16,352,500	MXN	Mexican Bonos, 10.00%, due 11/20/36	989,301
21,831,883	MXN	Mexican Udibonos, 4.50%, due 11/22/35	1,244,306
1,220,000		Mexico Government International Bond, 2.66%, due 05/24/31(i)	1,021,202
595,000		Mexico Government International Bond, 4.88%, due 05/19/33	570,387
320,000		Mongolia Government International Bond, 8.65%, due 01/19/28 144A	315,200
1,495,000		Nigeria Government International Bond, (MTN), 8.38%, due 03/24/29(j)	1,235,603
865,000		Oman Government International Bond, 5.63%, due 01/17/28 144A	866,315
930,000		Panama Government International Bond, 4.50%, due 04/01/56	694,484
390,000		Panama Government International Bond, 6.40%, due 02/14/35	407,524
1,520,000		Paraguay Government International Bond, 5.40%, due 03/30/50(j)	1,314,382
276,194	PEN	Peru Government Bond, 5.35%, due 08/12/40	57,496
7,006,000	PEN	Peru Government Bond, 5.40%, due 08/12/34	1,564,545
8,427,000	PEN	Peru Government Bond, 5.94%, due 02/12/29	2,116,566
5,049,000	PEN	Peru Government Bond, 6.15%, due 08/12/32	1,227,891
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Sovereign Debt Obligations — continued
1,838,000	PEN	Peru Government Bond, 6.35%, due 08/12/28	476,879
2,491,000	PEN	Peru Government Bond, 6.90%, due 08/12/37	621,310
3,314,000	PEN	Peru Government Bond, 6.95%, due 08/12/31	858,771
740,000		Peruvian Government International Bond, 2.78%, due 01/23/31	633,453
6,789,000	PEN	Peruvian Government International Bond (GDN), 6.35%, due 08/12/28(j)	1,761,444
8,929,000	PEN	Peruvian Government International Bond (GDN), 6.95%, due 08/12/31(j)	2,292,046
3,571,000	PEN	Peruvian Government International Bond (GDN), 8.20%, due 08/12/26(j)	994,695
1,780,031		Provincia de Buenos Aires/Government Bonds, 5.25%, due 09/01/37(l) 144A	630,692
421,629		Provincia de Cordoba, 6.88%, due 12/10/25(l) 144A	359,857
490,000		Qatar Government International Bond, 4.82%, due 03/14/49 144A	481,445
200,000		Qatar Government International Bond, 5.10%, due 04/23/48 144A	203,684
265,000		Republic of Kenya Government International Bond, 8.00%, due 05/22/32(j)	215,816
10,600,000	PLN	Republic of Poland Government Bond, 0.25%, due 10/25/26	2,019,218
16,480,000	PLN	Republic of Poland Government Bond, 1.25%, due 10/25/30	2,756,711
24,643,000	PLN	Republic of Poland Government Bond, 1.75%, due 04/25/32	4,060,213
23,758,000	PLN	Republic of Poland Government Bond, 2.50%, due 07/25/26	4,950,662
3,743,000	PLN	Republic of Poland Government Bond, 2.50%, due 07/25/27	756,585
10,427,000	PLN	Republic of Poland Government Bond, 2.75%, due 04/25/28	2,088,879
18,099,000	PLN	Republic of Poland Government Bond, 2.75%, due 10/25/29	3,490,361
1,395,000	PLN	Republic of Poland Government Bond, 3.25%, due 07/25/25	305,205
5,989,000	PLN	Republic of Poland Government Bond, 3.75%, due 05/25/27	1,273,746
54,099,506	ZAR	Republic of South Africa Government Bond, 6.25%, due 03/31/36	2,049,485
59,206,391	ZAR	Republic of South Africa Government Bond, 6.50%, due 02/28/41	2,101,631
104,527,966	ZAR	Republic of South Africa Government Bond, 7.00%, due 02/28/31	4,879,248
59,905,347	ZAR	Republic of South Africa Government Bond, 8.00%, due 01/31/30	3,077,229
66,096,033	ZAR	Republic of South Africa Government Bond, 8.25%, due 03/31/32	3,252,182
140,868,395	ZAR	Republic of South Africa Government Bond, 8.50%, due 01/31/37	6,394,556
127,800,215	ZAR	Republic of South Africa Government Bond, 8.75%, due 01/31/44	5,585,609
246,571,891	ZAR	Republic of South Africa Government Bond, 8.75%, due 02/28/48	10,699,490
75,780,000	ZAR	Republic of South Africa Government Bond, 8.75%, due 02/28/48(i)	3,288,320
85,328,308	ZAR	Republic of South Africa Government Bond, 8.88%, due 02/28/35	4,127,788
35,145,074	ZAR	Republic of South Africa Government Bond, 9.00%, due 01/31/40	1,612,009
55,853,295	ZAR	Republic of South Africa Government Bond, 10.50%, due 12/21/26	3,351,623
1,050,000		Republic of South Africa Government International Bond, 4.85%, due 09/30/29	944,842
940,000		Republic of South Africa Government International Bond, 5.88%, due 04/20/32	856,373
2,940,000	RON	Romania Government Bond, 3.25%, due 06/24/26	575,646
1,500,000	RON	Romania Government Bond, 3.65%, due 09/24/31	255,110
1,235,000	RON	Romania Government Bond, 4.15%, due 10/24/30	222,272
2,650,000	RON	Romania Government Bond, 4.25%, due 04/28/36	427,090
4,755,000	RON	Romania Government Bond, 4.75%, due 10/11/34	828,025
995,000	RON	Romania Government Bond, 4.85%, due 07/25/29	191,726
1,570,000	RON	Romania Government Bond, 5.00%, due 02/12/29	307,661
1,560,000	RON	Romania Government Bond, 5.80%, due 07/26/27	324,912
3,670,000	RON	Romania Government Bond, 6.70%, due 02/25/32	770,019
735,000	RON	Romania Government Bond, 8.25%, due 09/29/32	169,956
618,000	EUR	Romanian Government International Bond, 2.75%, due 02/26/26 144A	633,787
134,000	EUR	Romanian Government International Bond, 3.62%, due 05/26/30 144A	123,559
790,000	EUR	Romanian Government International Bond, 6.63%, due 09/27/29 144A	878,843
868,000		Romanian Government International Bond, 7.13%, due 01/17/33(i) 144A	921,395

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Par Value(a)		Description	Value ($)
		Sovereign Debt Obligations — continued
42,983,000	RUB	Russian Federal Bond - OFZ, 5.70%, due 05/17/28(o)	170,106
52,609,000	RUB	Russian Federal Bond - OFZ, 6.10%, due 07/18/35(o)	208,202
59,072,000	RUB	Russian Federal Bond - OFZ, 6.90%, due 05/23/29(o)	233,779
86,446,000	RUB	Russian Federal Bond - OFZ, 7.05%, due 01/19/28(o)	342,113
18,639,000	RUB	Russian Federal Bond - OFZ, 7.10%, due 10/16/24(o)	73,764
32,547,000	RUB	Russian Federal Bond - OFZ, 7.25%, due 05/10/34(o)	128,806
40,966,000	RUB	Russian Federal Bond - OFZ, 7.65%, due 04/10/30(o)	162,124
60,698,000	RUB	Russian Federal Bond - OFZ, 7.70%, due 03/23/33(o)	240,214
24,639,000	RUB	Russian Federal Bond - OFZ, 7.70%, due 03/16/39(o)	98,302
72,599,000	RUB	Russian Federal Bond - OFZ, 7.75%, due 09/16/26(o)	287,313
71,354,000	RUB	Russian Federal Bond - OFZ, 8.15%, due 02/03/27(o)	282,386
29,262,000	RUB	Russian Federal Bond - OFZ, 8.50%, due 09/17/31(o)	115,805
1,011,000	EUR	Serbia International Bond, 1.00%, due 09/23/28 144A	849,954
735,000		Serbia International Bond, 6.25%, due 05/26/28(i) 144A	744,055
139,863,000	THB	Thailand Government Bond, 2.13%, due 12/17/26	4,124,246
1,220,000		Turkey Government International Bond, 9.38%, due 01/19/33	1,244,351
600,000		Turkiye Ihracat Kredi Bankasi AS, 9.38%, due 01/31/26 144A	606,750
7,884,000	UYU	Uruguay Government International Bond, 8.50%, due 03/15/28(j)	188,987
			435,000,628
		U.S. Government and Agency Obligations — 0.4%
3,930,000		U.S. Treasury Note, 0.13%, due 07/15/23(i)	3,878,320
914,600		U.S. Treasury Note, 1.75%, due 05/15/23(p)	911,422
			4,789,742
		TOTAL DEBT OBLIGATIONS (COST $1,248,698,339)	1,181,896,026

Shares	Description	Value ($)
	COMMON STOCKS — 0.0%
	Energy — 0.0%
10	Amplify Energy Corp.*	69
	Industrial — 0.0%
1,282	Arctic Canadian Diamond Co., Ltd.*(e)(f)	—
	TOTAL COMMON STOCKS (COST $0)	69
	CONVERTIBLE PREFERRED STOCKS — 0.3%
	Energy — 0.3%
103,220	MPLX, LP, 9.54%(k)(l)	3,667,762
	Utilities — 0.0%
4,442	NextEra Energy, Inc., 6.22%	216,947
	TOTAL CONVERTIBLE PREFERRED STOCKS (COST $3,592,976)	3,884,709

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Notional Value	Description	Value ($)
	PURCHASED OPTIONS — 0.0%
	PURCHASED CURRENCY OPTIONS — 0.0%
	Put Options — 0.0%
6,010,000	USD/EUR Option with BNP Paribas S.A., Strike Price EUR 1.09, Expires 05/31/23	90,030
4,510,000	USD/EUR Option with BNP Paribas S.A., Strike Price EUR 1.09, Expires 05/31/23	46,507
	TOTAL PURCHASED CURRENCY OPTIONS (PREMIUMS PAID $111,960)	136,537

Number of Contracts	Notional Value ($)	Description	Value ($)
		PURCHASED FUTURES OPTIONS — 0.0%
		Call Option — 0.0%
20,000	1,908,800	Euro 90-Day Futures with Citigroup Global Markets, Inc., Strike Price $99.00, Expires 12/18/23	800
		Put Options — 0.0%
2,300	9,516,825	S&P 500 E-mini Futures with JPMorgan Chase Bank LLC, Strike Price $3,600.00, Expires 05/19/23	27,600
1,100	4,551,525	S&P 500 E-mini Futures with JPMorgan Chase Bank LLC, Strike Price $3,800.00, Expires 05/19/23	29,425
800	3,310,200	S&P 500 E-mini Futures with JPMorgan Chase Bank LLC, Strike Price $3,700.00, Expires 05/19/23	14,200
2,300	9,516,825	S&P 500 E-mini Futures with JPMorgan Chase Bank LLC, Strike Price $3,600.00, Expires 06/16/23	58,075
1,800	7,447,950	S&P 500 E-mini Futures with JPMorgan Chase Bank LLC, Strike Price $3,700.00, Expires 06/16/23	62,100
1,000	4,137,750	S&P 500 E-mini Futures with JPMorgan Chase Bank LLC, Strike Price $3,800.00, Expires 06/16/23	47,250
		TOTAL PURCHASED FUTURES OPTIONS (PREMIUMS PAID $600,870)	239,450
		TOTAL PURCHASED OPTIONS (PREMIUMS PAID $712,830)	375,987

Par Value	Description	Value ($)
	SHORT-TERM INVESTMENT — 3.2%
	Mutual Fund - Securities Lending Collateral — 3.2%
43,309,368	State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.70%(q)(r)	43,309,368
	TOTAL SHORT-TERM INVESTMENT (COST $43,309,368)	43,309,368
	TOTAL INVESTMENTS — 92.2% (Cost $1,296,313,513)	1,229,466,159
	Other Assets and Liabilities (net)(s) — 7.8%	103,312,761
	NET ASSETS — 100.0%	$1,332,778,920

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
Notes to Schedule of Investments:
*	Non-income producing security.
(a)	Unless otherwise indicated, all par values are denominated in United States dollars ($).
(b)	When-issued security.
(c)	Variable or floating rate note. Rate shown is as of March 31, 2023.
(d)
Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Level 3 - significant unobservable inputs were used in determining the value of this security in the Fund.
(f)
Securities are fair valued by the Valuation Committee as approved by the Board of Trustees.  The total market value of the securities at year end is $1,521,917 which represents 0.1% of net assets.
 The aggregate tax cost of these securities held at March 31, 2023 was $2,785,445.

(g)
This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(h)	Interest rate presented is yield to maturity.
(i)	All or a portion of this security is out on loan.
(j)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(k)	Security is perpetual and has no stated maturity date.
(l)	Step coupon security that pays an initial coupon rate for the first period and then a lower/higher coupon rate for the following periods. Rate shown is current coupon rate.
(m)	Security is currently in default.
(n)	Year of maturity is greater than 2100.
(o)
Illiquid securities represent Russian securities impacted by the Russian/Ukraine crisis. The total market value of the securities at year end is $2,342,914 which represents 0.2% of net assets. The aggregate cost of these securities held at March 31, 2023 was $8,413,179.

(p)	All or a portion of this security is pledged for forward foreign currency contracts, OTC swaps, and/or OTC options collateral.
(q)	The rate disclosed is the 7-day net yield as of March 31, 2023.
(r)	Represents an investment of securities lending cash collateral.
(s)	As of March 31, 2023, the value of unfunded loan commitments was $59,771 for the Fund. See Notes to the Financial Statements.
144A
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The total market value of the securities at year end is $407,860,381 which represents 30.6% of net assets.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
AUD	3,952,396	USD	2,618,018	05/15/23	Deutsche Bank AG	$33,012
AUD	6,417,000	USD	4,315,047	04/27/23	HSBC Bank USA, N.A.	(13,711)
AUD	3,430,000	USD	2,286,692	04/18/23	JPMorgan Chase Bank N.A.	11,709
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
Forward Foreign Currency Contracts—continued
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
AUD	12,364,351	USD	8,622,986	04/18/23	Morgan Stanley Capital Services, Inc.	$(337,785)
BRL	2,325,300	USD	457,700	04/04/23	Bank of America, N.A.	916
BRL	2,880,000	USD	549,199	04/04/23	Barclays Bank Plc	18,820
BRL	3,970,000	USD	781,435	04/04/23	Goldman Sachs International	1,564
BRL	86,127,944	USD	16,794,980	04/04/23	HSBC Bank Plc	191,944
BRL	14,100,600	USD	2,714,763	04/04/23	JPMorgan Chase Bank N.A.	66,284
BRL	4,125,758	USD	770,335	04/18/23	JPMorgan Chase Bank N.A.	41,621
BRL	6,888,100	USD	1,312,378	05/23/23	JPMorgan Chase Bank N.A.	34,493
BRL	5,821,000	USD	1,139,005	05/23/23	JPMorgan Chase Bank N.A.	(791)
BRL	11,216,000	USD	2,136,381	04/03/23	Morgan Stanley Capital Services, Inc.	75,739
BRL	5,089,000	USD	965,635	04/04/23	UBS AG	38,063
CAD	5,625,072	USD	4,211,802	04/18/23	JPMorgan Chase Bank N.A.	(54,501)
CAD	764,600	USD	554,677	05/15/23	JPMorgan Chase Bank N.A.	10,651
CAD	944,900	USD	689,292	05/15/23	Morgan Stanley and Co. International Plc	9,346
CAD	1,263,000	USD	918,963	05/15/23	State Street Bank London	14,872
CHF	1,584,700	USD	1,715,728	05/15/23	Morgan Stanley and Co. International Plc	26,604
CLP	1,724,779,893	USD	2,131,990	05/15/23	Bank of America, N.A.	39,479
CLP	493,290,000	USD	595,344	05/15/23	Goldman Sachs International	25,700
CLP	2,220,193,200	USD	2,714,339	05/16/23	JPMorgan Chase Bank N.A.	80,546
CLP	1,284,637,900	USD	1,584,155	05/22/23	JPMorgan Chase Bank N.A.	31,964
CLP	772,508,300	USD	953,275	05/15/23	Morgan Stanley and Co. International Plc	19,299
CLP	1,788,125,000	USD	2,166,768	04/03/23	Morgan Stanley Capital Services, Inc.	94,935
CNH	16,457,113	USD	2,376,245	05/15/23	HSBC Bank Plc	27,992
CNH	12,688,600	USD	1,879,013	05/15/23	JPMorgan Chase Bank N.A.	(25,322)
CNH	20,452,600	USD	2,983,431	05/15/23	JPMorgan Chase Bank N.A.	4,511
CNH	55,730,200	USD	8,134,959	06/05/23	JPMorgan Chase Bank N.A.	20,720
CNH	715,000	USD	104,709	06/12/23	JPMorgan Chase Bank N.A.	(14)
CNY	2,960,000	USD	426,053	04/18/23	JPMorgan Chase Bank N.A.	5,200
CNY	6,043,000	USD	882,154	05/15/23	State Street Bank London	281
COP	4,336,967,976	USD	888,847	05/15/23	Barclays Bank Plc	33,997
COP	6,472,706,400	USD	1,381,154	05/15/23	Barclays Bank Plc	(3,855)
COP	1,247,000,000	USD	265,066	05/15/23	Citibank N.A.	278
COP	351,792,024	USD	72,079	05/15/23	Goldman Sachs International	2,778
COP	3,953,187,000	USD	848,471	04/20/23	JPMorgan Chase Bank N.A.	(2,703)
COP	10,401,947,000	USD	2,162,117	04/03/23	Morgan Stanley Capital Services, Inc.	70,391
CZK	91,133,300	USD	4,054,482	06/06/23	JPMorgan Chase Bank N.A.	149,397
CZK	3,907,000	USD	180,314	06/06/23	JPMorgan Chase Bank N.A.	(88)
CZK	110,816,648	USD	4,947,669	05/15/23	Morgan Stanley and Co. International Plc	169,681
CZK	8,590,000	USD	378,058	05/15/23	State Street Bank London	18,616
CZK	3,930,000	USD	174,735	05/15/23	UBS AG	6,746
EGP	84,676,200	USD	2,720,214	04/27/23	Bank of America, N.A.	(86,060)
EUR	1,750,000	USD	1,879,710	04/18/23	Bank of America, N.A.	23,055
EUR	2,100,000	USD	2,239,305	05/15/23	Bank of America, N.A.	47,524

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
Forward Foreign Currency Contracts—continued
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
EUR	487,000	USD	530,927	04/03/23	Barclays Bank Plc	$(1,826)
EUR	359,000	USD	391,303	04/03/23	BNP Paribas S.A.	(1,267)
EUR	2,910,000	USD	3,115,784	04/18/23	BNP Paribas S.A.	48,241
EUR	811,000	USD	869,800	04/03/23	Citibank N.A.	11,311
EUR	1,063,000	USD	1,159,435	04/03/23	Citibank N.A.	(4,539)
EUR	7,693,300	USD	8,257,437	05/15/23	HSBC Bank Plc	120,306
EUR	17,550,000	USD	19,194,965	05/15/23	HSBC Bank Plc	(83,607)
EUR	3,975,000	USD	4,337,321	04/27/23	HSBC Bank USA, N.A.	(13,126)
EUR	7,217,700	USD	7,867,255	05/15/23	JPMorgan Chase Bank N.A.	(7,423)
GBP	1,020,000	USD	1,214,761	04/18/23	Goldman Sachs & Co.	46,783
GBP	3,370,000	USD	4,014,016	04/18/23	Morgan Stanley Capital Services, Inc.	154,026
GBP	591,000	USD	730,890	04/03/23	Standard Chartered Bank	(148)
GBP	631,800	USD	774,535	05/15/23	State Street Bank London	7,312
HUF	236,997,184	USD	666,273	05/15/23	Citibank N.A.	1,723
HUF	56,633,782	USD	152,489	05/15/23	HSBC Bank Plc	7,138
HUF	497,490,300	USD	1,305,714	04/17/23	JPMorgan Chase Bank N.A.	109,142
HUF	3,793,090,334	USD	10,371,725	05/15/23	JPMorgan Chase Bank N.A.	319,412
HUF	793,408,400	USD	2,172,627	05/24/23	JPMorgan Chase Bank N.A.	57,472
HUF	186,564,000	USD	524,800	05/24/23	JPMorgan Chase Bank N.A.	(409)
HUF	1,397,007,838	USD	3,820,488	05/15/23	Toronto Dominion Bank	117,094
HUF	197,470,000	USD	516,697	05/15/23	UBS AG	39,888
IDR	59,389,000,000	USD	3,860,175	04/18/23	JPMorgan Chase Bank N.A.	98,963
IDR	43,185,935,641	USD	2,866,070	04/19/23	JPMorgan Chase Bank N.A.	12,824
IDR	5,868,507,300	USD	384,392	05/02/23	JPMorgan Chase Bank N.A.	6,686
IDR	6,428,410,000	USD	428,504	05/02/23	JPMorgan Chase Bank N.A.	(113)
IDR	28,834,790,000	USD	1,875,445	05/15/23	Morgan Stanley and Co. International Plc	52,526
IDR	32,761,531,000	USD	2,134,580	04/03/23	Morgan Stanley Capital Services, Inc.	50,323
IDR	27,504,537,000	USD	1,812,352	05/15/23	Natwest Markets Plc	26,675
ILS	3,185,000	USD	889,982	05/15/23	JPMorgan Chase Bank N.A.	(4,314)
INR	118,690,000	USD	1,433,395	05/15/23	HSBC Bank Plc	7,481
INR	76,198,200	USD	923,491	04/12/23	JPMorgan Chase Bank N.A.	3,297
INR	68,722,400	USD	834,719	05/15/23	JPMorgan Chase Bank N.A.	(441)
INR	107,780,000	USD	1,295,944	05/15/23	JPMorgan Chase Bank N.A.	12,487
JPY	307,880,400	USD	2,348,237	05/15/23	Bank of America, N.A.	(21,167)
JPY	992,837,021	USD	7,584,632	04/18/23	Goldman Sachs & Co.	(109,759)
JPY	778,030,000	USD	5,741,336	04/18/23	Goldman Sachs & Co.	116,298
JPY	387,919,900	USD	2,932,766	05/15/23	HSBC Bank Plc	(729)
JPY	181,257,300	USD	1,387,836	05/15/23	JPMorgan Chase Bank N.A.	(17,829)
JPY	115,870,000	USD	867,536	05/15/23	Morgan Stanley and Co. International Plc	8,251
JPY	179,927,100	USD	1,370,375	05/15/23	Morgan Stanley and Co. International Plc	(10,422)
JPY	1,198,003,100	USD	8,844,184	05/15/23	Natwest Markets Plc	210,750
KRW	14,400,691,000	USD	11,449,164	05/22/23	JPMorgan Chase Bank N.A.	(355,122)
KRW	621,599,000	USD	477,932	05/22/23	JPMorgan Chase Bank N.A.	937
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
Forward Foreign Currency Contracts—continued
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
KZT	626,660,000	USD	1,300,799	06/20/23	JPMorgan Chase Bank N.A.	$43,265
MXN	17,560,000	USD	917,589	05/15/23	Bank of America, N.A.	47,258
MXN	117,906,503	USD	6,205,650	04/18/23	Goldman Sachs & Co.	306,291
MXN	11,490,000	USD	604,700	05/15/23	HSBC Bank Plc	26,627
MXN	40,155,000	USD	2,128,996	04/03/23	HSBC Bank USA, N.A.	94,918
MXN	24,435,500	USD	1,288,240	05/15/23	JPMorgan Chase Bank N.A.	54,386
MXN	11,810,000	USD	644,445	06/12/23	JPMorgan Chase Bank N.A.	988
MXN	25,342,000	USD	1,385,176	06/12/23	JPMorgan Chase Bank N.A.	(200)
MXN	17,320,000	USD	909,158	05/15/23	State Street Bank London	42,504
MYR	3,379,960	USD	750,269	05/15/23	Morgan Stanley and Co. International Plc	18,833
NOK	50,532,624	USD	5,070,909	04/18/23	Morgan Stanley Capital Services, Inc.	(242,776)
NZD	2,087,600	USD	1,289,962	05/15/23	Bank of America, N.A.	16,207
NZD	731,900	USD	451,875	05/15/23	Deutsche Bank AG	6,060
NZD	17,941	USD	11,227	04/18/23	JPMorgan Chase Bank N.A.	(1)
NZD	1,262,200	USD	789,252	05/15/23	Morgan Stanley and Co. International Plc	481
PEN	621,000	USD	165,076	04/24/23	JPMorgan Chase Bank N.A.	(211)
PHP	190,819,300	USD	3,418,874	04/17/23	JPMorgan Chase Bank N.A.	89,662
PHP	103,562,200	USD	1,895,008	05/10/23	JPMorgan Chase Bank N.A.	8,135
PHP	79,606,700	USD	1,448,501	05/23/23	JPMorgan Chase Bank N.A.	13,898
PHP	111,450,100	USD	2,019,571	06/08/23	JPMorgan Chase Bank N.A.	26,934
PHP	20,865,000	USD	383,689	06/08/23	JPMorgan Chase Bank N.A.	(555)
PHP	58,360,000	USD	1,060,683	05/15/23	Natwest Markets Plc	13,098
PLN	9,581,000	USD	2,182,410	04/03/23	Barclays Bank Plc	41,566
PLN	2,010,000	USD	452,482	05/15/23	Citibank N.A.	12,906
PLN	40,362,618	USD	9,075,660	05/15/23	HSBC Bank Plc	269,763
PLN	32,488,750	USD	7,542,854	05/15/23	JPMorgan Chase Bank N.A.	(20,520)
PLN	16,585,100	USD	3,729,643	05/15/23	JPMorgan Chase Bank N.A.	110,414
PLN	1,945,700	USD	450,913	05/15/23	Toronto Dominion Bank	(413)
RON	3,090,000	USD	665,061	05/15/23	JPMorgan Chase Bank N.A.	12,592
RON	12,996,200	USD	2,791,905	06/06/23	JPMorgan Chase Bank N.A.	56,001
RON	558,000	USD	122,372	06/06/23	JPMorgan Chase Bank N.A.	(96)
THB	597,694,813	USD	17,260,797	05/15/23	Citibank N.A.	293,453
THB	63,432,800	USD	1,862,657	05/15/23	HSBC Bank Plc	359
THB	130,073,000	USD	3,916,456	05/15/23	JPMorgan Chase Bank N.A.	(96,222)
THB	20,548,400	USD	600,747	05/15/23	JPMorgan Chase Bank N.A.	2,758
THB	23,456,600	USD	667,804	05/15/23	Morgan Stanley and Co. International Plc	21,115
THB	31,690,400	USD	933,994	05/15/23	Morgan Stanley and Co. International Plc	(3,249)
THB	19,485,000	USD	569,171	05/15/23	Natwest Markets Plc	3,102
THB	31,520,000	USD	917,084	05/15/23	UBS AG	8,656
TWD	3,525,648	USD	116,213	05/15/23	Bank of America, N.A.	(265)
TWD	28,776,352	USD	948,588	05/15/23	JPMorgan Chase Bank N.A.	(2,219)
USD	1,095,928	AUD	1,550,000	04/18/23	Morgan Stanley Capital Services, Inc.	57,292
USD	444,133	BRL	2,325,300	04/04/23	Bank of America, N.A.	(14,484)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
Forward Foreign Currency Contracts—continued
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	566,885	BRL	2,880,000	04/04/23	Barclays Bank Plc	$(1,135)
USD	762,533	BRL	3,970,000	04/04/23	Goldman Sachs International	(20,466)
USD	16,748,522	BRL	86,127,944	04/04/23	HSBC Bank Plc	(238,402)
USD	6,335,527	BRL	32,800,622	05/03/23	HSBC Bank Plc	(102,831)
USD	2,744,644	BRL	14,100,600	04/04/23	JPMorgan Chase Bank N.A.	(36,404)
USD	250,465	BRL	1,300,000	04/18/23	JPMorgan Chase Bank N.A.	(5,377)
USD	978,521	BRL	4,982,000	05/03/23	JPMorgan Chase Bank N.A.	616
USD	3,065,967	BRL	16,179,100	05/23/23	JPMorgan Chase Bank N.A.	(97,626)
USD	2,143,936	BRL	11,216,000	04/03/23	Morgan Stanley Capital Services, Inc.	(68,184)
USD	1,001,693	BRL	5,089,000	04/04/23	UBS AG	(2,005)
USD	1,340,597	CAD	1,834,800	05/15/23	Bank of America, N.A.	(16,014)
USD	2,081,947	CAD	2,770,000	04/18/23	JPMorgan Chase Bank N.A.	34,733
USD	1,791,482	CAD	2,462,700	05/15/23	Natwest Markets Plc	(29,385)
USD	2,220,956	CHF	2,074,800	05/15/23	HSBC Bank Plc	(60,228)
USD	803,843	CHF	730,000	05/15/23	JPMorgan Chase Bank N.A.	1,229
USD	1,436,997	CHF	1,324,500	05/15/23	Morgan Stanley and Co. International Plc	(19,253)
USD	780,283	CLP	622,744,200	05/15/23	Bank of America, N.A.	(3,741)
USD	619,123	CLP	496,305,800	05/15/23	Barclays Bank Plc	(5,717)
USD	1,360,797	CLP	1,107,589,600	05/15/23	Deutsche Bank AG	(33,639)
USD	453,479	CLP	366,647,000	05/15/23	Morgan Stanley and Co. International Plc	(8,123)
USD	303,800	CLP	240,837,800	05/15/23	Morgan Stanley and Co. International Plc	590
USD	2,189,720	CLP	1,788,125,000	04/03/23	Morgan Stanley Capital Services, Inc.	(71,983)
USD	1,906,543	CNH	13,050,000	04/18/23	JPMorgan Chase Bank N.A.	4,130
USD	1,435,831	CNH	9,650,400	05/15/23	JPMorgan Chase Bank N.A.	25,995
USD	601,909	CNH	4,175,600	05/15/23	JPMorgan Chase Bank N.A.	(8,109)
USD	6,147,327	CNH	42,197,100	06/12/23	JPMorgan Chase Bank N.A.	(31,461)
USD	431,518	CNY	2,960,000	04/18/23	JPMorgan Chase Bank N.A.	266
USD	719,730	COP	3,411,519,100	05/15/23	Bank of America, N.A.	(6,193)
USD	1,310,528	COP	6,295,380,000	05/15/23	Barclays Bank Plc	(29,039)
USD	378,258	COP	1,768,620,000	05/15/23	Citibank N.A.	1,921
USD	366,205	COP	1,749,590,000	05/15/23	Deutsche Bank AG	(6,082)
USD	1,528,926	COP	7,267,445,900	04/20/23	JPMorgan Chase Bank N.A.	(25,914)
USD	662,275	COP	3,190,716,900	05/15/23	JPMorgan Chase Bank N.A.	(16,663)
USD	4,763,517	COP	22,828,204,495	05/15/23	Morgan Stanley and Co. International Plc	(93,997)
USD	1,118,809	COP	5,222,655,100	05/15/23	Morgan Stanley and Co. International Plc	7,503
USD	2,123,713	COP	10,401,947,000	04/03/23	Morgan Stanley Capital Services, Inc.	(108,795)
USD	918,368	CZK	20,261,500	05/15/23	Citibank N.A.	(17,278)
USD	611,042	CZK	13,237,300	05/15/23	JPMorgan Chase Bank N.A.	(237)
USD	1,694,505	CZK	37,593,500	05/15/23	Morgan Stanley and Co. International Plc	(41,508)
USD	175,477	EGP	5,594,200	04/27/23	Morgan Stanley and Co. International Plc	1,449
USD	284,508	EUR	266,000	04/05/23	Bank of America, N.A.	(4,503)
USD	1,276,647	EUR	1,199,000	04/21/23	Bank of America, N.A.	(27,240)
USD	926,779	EUR	860,000	04/28/23	Bank of America, N.A.	(8,823)
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
Forward Foreign Currency Contracts—continued
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	790,926	EUR	735,000	05/15/23	Bank of America, N.A.	$(9,464)
USD	8,554,935	EUR	7,825,700	05/15/23	Bank of America, N.A.	33,013
USD	516,351	EUR	487,000	04/03/23	Barclays Bank Plc	(12,751)
USD	258,855	EUR	245,000	04/18/23	Barclays Bank Plc	(7,532)
USD	338,159	EUR	310,000	04/27/23	Barclays Bank Plc	926
USD	286,653	EUR	266,000	04/28/23	Barclays Bank Plc	(2,731)
USD	531,819	EUR	487,000	05/03/23	Barclays Bank Plc	1,857
USD	387,330	EUR	359,000	04/03/23	BNP Paribas S.A.	(2,706)
USD	5,073,548	EUR	4,703,942	04/18/23	BNP Paribas S.A.	(41,020)
USD	2,375,175	EUR	2,203,000	04/28/23	BNP Paribas S.A.	(21,489)
USD	391,955	EUR	359,000	05/03/23	BNP Paribas S.A.	1,285
USD	2,052,975	EUR	1,920,000	06/02/23	BNP Paribas S.A.	(40,003)
USD	1,996,107	EUR	1,874,000	04/03/23	Citibank N.A.	(39,900)
USD	2,531,917	EUR	2,349,000	04/28/23	Citibank N.A.	(23,583)
USD	1,161,377	EUR	1,063,000	05/03/23	Citibank N.A.	4,602
USD	711,061	EUR	660,000	04/28/23	Commonwealth Bank of Australia	(6,959)
USD	1,157,247	EUR	1,072,000	04/24/23	Deutsche Bank AG	(8,728)
USD	226,950	EUR	210,000	05/15/23	Deutsche Bank AG	(1,733)
USD	192,783	EUR	179,000	04/28/23	Goldman Sachs & Co.	(1,953)
USD	8,210,782	EUR	7,601,700	05/15/23	HSBC Bank Plc	(67,214)
USD	1,863,134	EUR	1,708,000	05/15/23	HSBC Bank Plc	3,179
USD	1,418,005	EUR	1,300,000	04/28/23	HSBC Bank USA, N.A.	3,723
USD	9,098,270	EUR	8,420,490	05/15/23	JPMorgan Chase Bank N.A.	(71,359)
USD	121,895	EUR	114,000	04/05/23	Morgan Stanley Capital Services, Inc.	(1,967)
USD	550,761	EUR	505,000	04/27/23	Morgan Stanley Capital Services, Inc.	1,397
USD	927,295	EUR	860,000	04/28/23	Morgan Stanley Capital Services, Inc.	(8,307)
USD	918,131	EUR	850,000	04/24/23	Standard Chartered Bank	(6,383)
USD	82,920	EUR	77,000	04/28/23	Standard Chartered Bank	(849)
USD	788,754	EUR	732,000	04/28/23	State Street Bank and Trust	(7,596)
USD	644,138	EUR	605,000	04/21/23	UBS AG	(13,787)
USD	1,620,788	EUR	1,500,000	04/24/23	UBS AG	(10,707)
USD	678,439	GBP	554,000	04/24/23	Bank of America, N.A.	(6,837)
USD	685,558	GBP	560,000	04/24/23	BNP Paribas S.A.	(7,141)
USD	924,733	GBP	758,000	05/15/23	JPMorgan Chase Bank N.A.	(13,286)
USD	1,429,659	GBP	1,162,600	05/15/23	Morgan Stanley and Co. International Plc	(9,049)
USD	12,835,849	GBP	10,529,928	04/18/23	Morgan Stanley Capital Services, Inc.	(187,647)
USD	711,071	GBP	591,000	04/03/23	Standard Chartered Bank	(19,671)
USD	569,219	GBP	460,000	05/03/23	Standard Chartered Bank	111
USD	489,895	HUF	183,728,100	05/15/23	Bank of America, N.A.	(27,958)
USD	1,436,306	HUF	519,918,600	05/15/23	Citibank N.A.	(29,127)
USD	569,363	HUF	202,480,000	05/15/23	Goldman Sachs International	(1,344)
USD	669,273	HUF	243,663,200	05/15/23	HSBC Bank Plc	(17,511)
USD	137,497	HUF	50,594,600	04/17/23	JPMorgan Chase Bank N.A.	(6,394)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
Forward Foreign Currency Contracts—continued
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	5,423,910	HUF	2,024,209,600	05/15/23	JPMorgan Chase Bank N.A.	$(281,490)
USD	108,482	HUF	39,288,900	05/24/23	JPMorgan Chase Bank N.A.	(1,950)
USD	878,318	HUF	319,562,900	05/15/23	Morgan Stanley and Co. International Plc	(22,396)
USD	464,206	HUF	170,762,700	05/15/23	UBS AG	(17,103)
USD	490,732	IDR	7,385,963,200	05/15/23	Barclays Bank Plc	(3,113)
USD	442,817	IDR	6,832,662,936	05/15/23	Deutsche Bank AG	(14,033)
USD	4,896,535	IDR	76,514,472,712	04/18/23	JPMorgan Chase Bank N.A.	(204,264)
USD	2,792,856	IDR	43,185,935,641	04/19/23	JPMorgan Chase Bank N.A.	(86,037)
USD	6,131,309	IDR	94,268,869,900	04/28/23	JPMorgan Chase Bank N.A.	(151,439)
USD	6,342,003	IDR	96,591,487,600	05/02/23	JPMorgan Chase Bank N.A.	(94,867)
USD	2,864,454	IDR	43,185,935,641	05/19/23	JPMorgan Chase Bank N.A.	(12,078)
USD	2,638,664	IDR	40,291,449,081	05/15/23	Morgan Stanley and Co. International Plc	(55,329)
USD	2,147,171	IDR	32,761,531,000	04/03/23	Morgan Stanley Capital Services, Inc.	(37,732)
USD	876,440	INR	72,204,900	05/15/23	Citibank N.A.	(115)
USD	2,653,523	INR	218,345,114	05/15/23	Deutsche Bank AG	2,851
USD	1,865,153	INR	153,769,700	05/15/23	JPMorgan Chase Bank N.A.	(1,584)
USD	897,133	JPY	117,620,000	05/15/23	Barclays Bank Plc	8,119
USD	1,845,250	JPY	243,494,000	05/15/23	Deutsche Bank AG	4,836
USD	7,582,851	JPY	997,770,000	04/18/23	Goldman Sachs & Co.	70,837
USD	3,604,083	JPY	482,350,000	04/18/23	Goldman Sachs & Co.	(27,435)
USD	3,577,388	JPY	463,326,600	05/15/23	HSBC Bank Plc	75,401
USD	2,301,723	JPY	290,750,000	04/18/23	JPMorgan Chase Bank N.A.	112,724
USD	1,669,070	JPY	221,510,000	05/15/23	JPMorgan Chase Bank N.A.	(5,181)
USD	1,588,354	JPY	208,600,000	05/15/23	JPMorgan Chase Bank N.A.	11,680
USD	872,099	JPY	115,590,000	05/15/23	Morgan Stanley and Co. International Plc	(1,571)
USD	1,197,571	MXN	23,370,000	04/18/23	Bank of America, N.A.	(93,147)
USD	1,546,716	MXN	29,820,000	04/18/23	Goldman Sachs & Co.	(100,233)
USD	3,105,522	MXN	57,983,600	05/15/23	HSBC Bank Plc	(80,433)
USD	2,195,783	MXN	40,155,000	04/03/23	HSBC Bank USA, N.A.	(28,132)
USD	6,270,223	MXN	113,946,003	05/15/23	JPMorgan Chase Bank N.A.	9,371
USD	904,837	MXN	17,060,000	05/15/23	JPMorgan Chase Bank N.A.	(32,538)
USD	2,595,435	MXN	48,102,400	06/12/23	JPMorgan Chase Bank N.A.	(33,430)
USD	393,090	MXN	7,330,000	05/15/23	Morgan Stanley and Co. International Plc	(9,663)
USD	873,668	MXN	16,172,900	05/15/23	State Street Bank London	(14,964)
USD	246,848	MYR	1,088,600	05/15/23	Barclays Bank Plc	(860)
USD	177,432	MYR	780,700	05/15/23	Morgan Stanley and Co. International Plc	(215)
USD	1,300,206	NZD	2,094,000	05/15/23	Bank of America, N.A.	(9,967)
USD	1,847,929	NZD	2,987,900	05/15/23	Morgan Stanley and Co. International Plc	(21,540)
USD	456,229	PEN	1,726,600	05/15/23	Bank of America, N.A.	(1,517)
USD	1,331,020	PEN	5,036,900	05/15/23	Deutsche Bank AG	(4,335)
USD	481,075	PEN	1,809,800	05/15/23	Goldman Sachs International	1,271
USD	546,515	PEN	2,074,900	04/14/23	JPMorgan Chase Bank N.A.	(4,748)
USD	2,680,311	PEN	10,169,100	04/24/23	JPMorgan Chase Bank N.A.	(19,409)
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
Forward Foreign Currency Contracts—continued
Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	1,312,414	PEN	4,993,080	05/15/23	JPMorgan Chase Bank N.A.	$(11,323)
USD	951,233	PHP	51,756,600	05/15/23	Bank of America, N.A.	(1,050)
USD	342,389	PHP	18,577,366	05/15/23	Citibank N.A.	580
USD	1,204,581	PHP	66,700,060	05/15/23	Deutsche Bank AG	(22,650)
USD	485,083	PHP	26,824,600	05/15/23	JPMorgan Chase Bank N.A.	(8,470)
USD	608,371	PHP	33,105,100	05/15/23	Morgan Stanley and Co. International Plc	(738)
USD	135,806	PHP	7,366,933	05/15/23	UBS AG	259
USD	2,177,550	PLN	9,581,000	04/03/23	Barclays Bank Plc	(46,427)
USD	922,512	PLN	4,030,000	05/15/23	Citibank N.A.	(10,580)
USD	551,536	PLN	2,420,000	05/15/23	Goldman Sachs International	(8,783)
USD	14,378,358	PLN	63,966,800	05/15/23	JPMorgan Chase Bank N.A.	(432,297)
USD	752,870	PLN	3,241,600	05/15/23	JPMorgan Chase Bank N.A.	2,321
USD	183,124	PLN	800,000	05/15/23	Morgan Stanley and Co. International Plc	(2,105)
USD	314,423	PLN	1,400,000	05/15/23	State Street Bank London	(9,728)
USD	1,399,401	PLN	6,019,900	05/15/23	UBS AG	5,574
USD	3,224,828	RON	15,017,700	05/15/23	Goldman Sachs International	(68,629)
USD	1,512,577	RON	6,961,800	05/15/23	UBS AG	(14,181)
USD	1,316,315	THB	45,750,200	05/15/23	HSBC Bank Plc	(27,365)
USD	74,069	THB	2,404,000	05/15/23	JPMorgan Chase Bank N.A.	3,464
USD	290,402	THB	10,005,900	05/15/23	JPMorgan Chase Bank N.A.	(3,471)
USD	3,054,789	THB	104,580,700	06/13/23	JPMorgan Chase Bank N.A.	(25,126)
USD	1,651,186	THB	56,999,900	05/15/23	Morgan Stanley and Co. International Plc	(22,898)
USD	1,178,777	TWD	35,840,000	05/15/23	Deutsche Bank AG	106
USD	644,180	TWD	19,752,100	05/15/23	Deutsche Bank AG	(5,408)
USD	422,219	ZAR	7,678,900	05/15/23	HSBC Bank Plc	(9,021)
USD	2,011,515	ZAR	36,790,000	05/15/23	JPMorgan Chase Bank N.A.	(54,575)
USD	7,325,262	ZAR	131,766,667	05/22/23	JPMorgan Chase Bank N.A.	(70,186)
USD	4,958,639	ZAR	91,033,600	06/12/23	JPMorgan Chase Bank N.A.	(141,502)
USD	3,644,511	ZAR	67,604,883	05/15/23	Morgan Stanley and Co. International Plc	(152,114)
USD	375,605	ZAR	6,815,100	05/15/23	State Street Bank London	(7,124)
USD	737,631	ZAR	13,570,000	05/15/23	Toronto Dominion Bank	(24,447)
USD	2,034,802	ZAR	37,069,000	04/03/23	UBS AG	(54,475)
USD	414,070	ZAR	7,539,200	05/15/23	UBS AG	(9,324)
ZAR	9,410,000	USD	510,005	05/15/23	HSBC Bank Plc	18,451
ZAR	3,629,500	USD	201,846	05/22/23	JPMorgan Chase Bank N.A.	1,861
ZAR	3,612,000	USD	196,470	06/12/23	JPMorgan Chase Bank N.A.	5,892
ZAR	7,439,000	USD	416,888	06/12/23	JPMorgan Chase Bank N.A.	(119)
ZAR	12,530,000	USD	679,497	05/15/23	State Street Bank London	24,175
ZAR	8,410,000	USD	454,512	05/15/23	Toronto Dominion Bank	17,785
ZAR	37,069,000	USD	2,001,890	04/03/23	UBS AG	87,387
						$(847,221)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
Futures Contracts
Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
31	10-Year Australian Bond Futures	Jun 2023	$2,551,400	$82,045
34	3-Month SONIA	Sep 2023	10,031,103	(33,411)
58	3-Month SONIA	Mar 2024	17,124,431	(95,383)
93	3-Month SONIA	Dec 2023	27,425,080	(20,871)
33	Long Gilt Futures	Jun 2023	4,216,975	118,124
75	SOFR 90-Day	Mar 2025	18,164,062	47,155
16	U.S. Long Bond	Jun 2023	2,098,500	94,816
597	U.S. Treasury Note 10-Year	Jun 2023	68,608,359	1,642,605
451	U.S. Treasury Note 2-Year	Jun 2023	93,110,360	876,143
81	U.S. Ultra 10-Year	Jun 2023	9,812,391	325,125
398	U.S. Ultra Bond	Jun 2023	56,167,750	1,842,463
				$4,878,811
Sales
32	SOFR 90-Day	Sep 2023	$7,610,000	$27,233
329	SOFR 90-Day	Mar 2024	78,713,250	307,875
16	U.S. Treasury Note 10-Year	Jun 2023	1,838,750	28,372
48	U.S. Treasury Note 5-Year	Jun 2023	5,256,375	(8,263)
23	U.S. Ultra 10-Year	Jun 2023	2,786,234	(13,175)
				$342,042
Written Options
Written Currency Options
Type of Contract	Counterparty	Notional Value		Premiums Received	Value at March 31, 2023
PUT— USD/EUR Option Strike @ EUR 1.12 Expires 05/31/2023	BNP Paribas S.A.	USD	(9,020,000)	$(43,370)	$(30,271)
Written Futures Options
Type of Contract	Counterparty	Number of Contracts	Notional Value	Premiums Received	Value at March 31, 2023
CALL — U.S. Treasury Note 5-Year Strike @ $112.00 Expires 05/26/2023	Morgan Stanley & Co.	61,000	$(6,679,977)	$(74,785)	$(23,352)
PUT— S&P 500 E-mini Futures Option Strike @ $3,300.00 Expires 05/19/2023	JPMorgan Chase Bank N.A.	800	(3,310,200)	(20,416)	(3,600)
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
Written Options—continued
Type of Contract	Counterparty	Number of Contracts	Notional Value	Premiums Received	Value at March 31, 2023
PUT— S&P 500 E-mini Futures Option Strike @ $3,500.00 Expires 05/19/2023	JPMorgan Chase Bank N.A.	1,100	$(4,551,525)	$(28,554)	$(9,075)
PUT— S&P 500 E-mini Futures Option Strike @ $3,200.00 Expires 06/16/2023	JPMorgan Chase Bank N.A.	1,050	(4,344,638)	(29,493)	(8,925)
PUT— S&P 500 E-mini Futures Option Strike @ $3,500.00 Expires 06/16/2023	JPMorgan Chase Bank N.A.	1,000	(4,137,750)	(31,958)	(18,500)
Total Written Futures Options				$(185,206)	$(63,452)
Total Written Options				$(228,576)	$(93,723)
OTC — Interest Rate Swaps
Payments Received by Fund	Payment Frequency	Payments Made by Fund	Payment Frequency	Maturity Date	Counterparty	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
8.97%	Monthly	1-Month TIIE	Monthly	03/01/30	UBS CME	$—	MXN	(93,573,000)	$149,848	$149,848
11.99%	At Maturity	BRL-CDI	At Maturity	01/04/27	JPMorgan Chase Bank N.A.	—	BRL	(2,070,994)	(647)	(647)
12.34%	At Maturity	BRL-CDI	At Maturity	01/04/27	HSBC Sec. New York	—	BRL	(5,981,518)	9,901	9,901
12.41%	At Maturity	BRL-CDI	At Maturity	01/04/27	JPMorgan Chase Bank N.A.	—	BRL	(6,477,775)	12,516	12,516
12.51%	At Maturity	BRL-CDI	At Maturity	01/04/27	Goldman Sachs & Co.	—	BRL	(5,745,974)	13,565	13,565
12.64%	At Maturity	BRL-CDI	At Maturity	01/04/27	Bank of America, N.A.	—	BRL	(5,297,719)	14,621	14,621
12.74%	At Maturity	BRL-CDI	At Maturity	01/02/29	HSBC Sec. New York	—	BRL	(3,360,353)	7,445	7,445
12.78%	At Maturity	BRL-CDI	At Maturity	01/04/27	JPMorgan Chase Bank N.A.	—	BRL	(7,055,245)	23,917	23,917
12.97%	At Maturity	BRL-CDI	At Maturity	01/04/27	Bank of America, N.A.	—	BRL	(5,879,143)	25,016	25,016
						$0			$256,182	$256,182
Centrally Cleared Interest Rate Swaps
Payments Received by Fund	Payment Frequency	Payments Made by Fund	Payment Frequency	Maturity Date	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
7.20%	Monthly	1-Month TIIE	Monthly	07/17/24	$—	MXN	116,734,200	$(294,023)	$(294,023)
8.88%	Monthly	1-Month TIIE	Monthly	03/15/28	5	MXN	10,708,183	7,584	7,579
9.29%	Monthly	1-Month TIIE	Monthly	02/17/28	12	MXN	23,052,759	36,621	36,609
4.34%	Annual	6-Month PRIBOR	Semi-Annual	09/20/28	7	CZK	13,938,490	(5,929)	(5,936)
4.39%	Annual	6-Month PRIBOR	Semi-Annual	09/20/28	10	CZK	20,234,576	(6,512)	(6,522)
4.43%	Annual	6-Month PRIBOR	Semi-Annual	09/20/28	11	CZK	22,351,894	(5,242)	(5,253)
4.77%	Annual	6-Month PRIBOR	Semi-Annual	09/20/28	24	CZK	46,857,498	20,974	20,950
4.80%	Annual	6-Month PRIBOR	Semi-Annual	09/20/28	13	CZK	26,288,963	13,368	13,355
4.88%	Annual	6-Month PRIBOR	Semi-Annual	09/20/28	9	CZK	18,261,885	12,252	12,243
4.94%	Annual	6-Month PRIBOR	Semi-Annual	09/20/28	9	CZK	17,311,147	13,723	13,714
4.96%	Annual	6-Month PRIBOR	Semi-Annual	09/20/28	10	CZK	20,097,274	16,748	16,738

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
Centrally Cleared Interest Rate Swaps—continued
Payments Received by Fund	Payment Frequency	Payments Made by Fund	Payment Frequency	Maturity Date	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
6-Month WIBOR	Semi-Annual	6.76%	Annual	03/15/28	$6	PLN	2,684,400	$(32,170)	$(32,176)
6-Month WIBOR	Semi-Annual	7.08%	Annual	03/15/28	2	PLN	1,036,294	(15,675)	(15,677)
7-Day CNRR	Quarterly	2.48%	Quarterly	03/15/28	5	CNY	3,094,073	6,755	6,750
7-Day CNRR	Quarterly	2.92%	Quarterly	03/15/28	22	CNY	13,220,554	(10,118)	(10,140)
7-Day CNRR	Quarterly	2.94%	Quarterly	03/15/28	22	CNY	13,189,149	(12,136)	(12,158)
SOFR	Annual	2.51%	Annual	02/15/48	31,755	USD	1,747,000	166,045	134,290
SOFR	Annual	2.62%	Annual	02/15/48	(116)	USD	594,000	45,234	45,350
SOFR	Annual	2.65%	Annual	08/15/47	59,195	USD	4,982,000	358,122	298,927
SOFR	Annual	2.94%	Annual	01/19/53	—	USD	5,240,000	26,121	26,121
SOFR	Annual	3.05%	Annual	02/15/48	68,527	USD	2,223,000	5,090	(63,437)
SOFR	Annual	3.25%	Annual	09/30/29	2,582	USD	5,905,000	7,583	5,001
3.25%	Annual	SOFR	Annual	12/31/29	(25,245)	USD	6,222,000	22,974	48,219
3.35%	Annual	SOFR	Annual	01/19/28	—	USD	22,515,000	(54,591)	(54,591)
3.40%	Annual	SOFR	Annual	12/31/29	(385)	USD	1,823,000	22,484	22,869
SOFR	Annual	3.85%	Annual	06/30/29	7,458	USD	5,950,000	(186,911)	(194,369)
2.52%	Quarterly	Thai Baht Interest Rate Fixing	Quarterly	03/15/28	28	THB	92,838,269	45,895	45,867
2.64%	Quarterly	Thai Baht Interest Rate Fixing	Quarterly	03/15/33	5	THB	9,169,411	3,723	3,718
2.84%	Quarterly	Thai Baht Interest Rate Fixing	Quarterly	03/15/33	66	THB	131,410,959	120,639	120,573
2.84%	Quarterly	Thai Baht Interest Rate Fixing	Quarterly	03/15/33	6	THB	11,427,040	10,581	10,575
3.27%	Quarterly	Thai Baht Interest Rate Fixing	Quarterly	03/15/33	9	THB	18,689,901	38,586	38,577
									$233,743
OTC— Credit Default Swaps
Buy Protection
Notional Amount*	Currency	Expiration Date	Counterparty	Receive (Pay) Fixed Rate	Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid/ (Received)	Value
730,000	EUR	12/20/24	Morgan Stanley & Co.	(1.00%)	Quarterly	Daimler AG, 1.40%, 01/12/24	$10,372	$(19,195)	$(8,823)
Sell Protection
Notional Amount*	Currency	Expiration Date	Counterparty	Receive (Pay) Fixed Rate	Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid/ (Received)	Value
730,000	EUR	12/20/24	Morgan Stanley & Co.	1.00%	Quarterly	Volkswagen International Finance N.V., 0.50%, 03/30/21 (Moody’s rating: A3; S&P rating: BBB+)	$(3,883)	$9,254	$5,371
Total OTC Credit Default Swaps							$6,489	$(9,941)	$(3,452)
See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
Centrally Cleared Credit Default Swaps
Buy Protection
Notional Amount*	Currency	Expiration Date	Receive (Pay) Fixed Rate	Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid (Received)	Value
3,058,400	USD	06/20/28	(5.00%)	Quarterly	CDX.NA.HY.40**	$(51,541)	$9,271	$(42,270)
1,380,000	USD	06/20/26	(5.00%)	Quarterly	General Motors Co.	116,309	(264,657)	(148,348)
Total Buy Protection						$64,768	$(255,386)	$(190,618)
Sell Protection
Notional Amount*	Currency	Expiration Date	Receive (Pay) Fixed Rate	Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid (Received)	Value
1,380,000	USD	06/20/26	5.00%	Quarterly	Ford Motor Co.	$(90,069)	$196,911	$106,842
Total Centrally Cleared Credit Default Swaps						$(25,301)	$(58,475)	$(83,776)

*
The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

**
CDX.NA.HY — Markit North America High Yield CDS Index. Represents an index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated BB and B.

U.S. Treasury securities in the amount of $208,175 received at the custodian bank as collateral for forward foreign currency contracts, OTC swaps and/or OTC options.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
Currency Abbreviations
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CLP	—	Chilean Peso
CNH	—	Chinese Yuan Renminbi
CNY	—	Chinese Yuan
COP	—	Colombian Peso
CZK	—	Czech Koruna
EGP	—	Egyptian Pound
EUR	—	Euro
GBP	—	United Kingdom Pound
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israel Shekel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
KZT	—	Kazakhstani Tenge
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NOK	—	Norwegian Krona
NZD	—	New Zealand Dollar
PEN	—	Peruvian Nuevo Sol
PHP	—	Philippines Peso
PLN	—	Polish Zloty
RON	—	Romanian New Leu
RUB	—	Russian Ruble
THB	—	Thai Baht
TWD	—	Taiwan Dollar
USD	—	U.S. Dollar
UYU	—	Uruguayan Peso
ZAR	—	South African Rand

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023
Abbreviations
CDI	—	CREST Depository Interest
CLO	—	Collateralized Loan Obligation
CMO	—	Collateralized Mortgage Obligation
CMT	—	Constant Maturity Treasury Index
CNRR	—	China Fixing Repo Rates
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
GDN	—	Global Depository Note
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium Term Note
PIK	—	Payment In Kind
PRIBOR	—	Prague Interbank Offered Rate
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Overnight Index Average
TBD	—	To Be Determined
TIIE	—	Mexican Interbank Equilibrium Interest Rate
TSFR	—	Term Secured Overnight Financing Rate
UMBS	—	Uniform Mortgage-Backed Securities are single-class securities backed by fixed-rate mortgage loans purchased by either FHLMC or FNMA
WIBOR	—	Warsaw Interbank Offer Rate

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2023

Asset Class Summary (Unaudited)	% of Net Assets
Sovereign Debt Obligations	32.6
Corporate Debt	32.2
Bank Loans	11.1
Asset Backed Securities	6.3
Mortgage Backed Securities - Private Issuers	5.3
Convertible Debt	0.8
Futures Contracts	0.4
U.S. Government and Agency Obligations	0.4
Convertible Preferred Stocks	0.3
Mortgage Backed Securities - U.S. Government Agency Obligations	0.0*
OTC Interest Rate Swaps	0.0*
Purchased Futures Options	0.0*
Centrally Cleared Interest Rate Swaps	0.0*
Purchased Currency Options	0.0*
Common Stocks	0.0*
OTC Credit Default Swaps	0.0*
Centrally Cleared Credit Default Swaps	0.0*
Written Currency Option	0.0*
Written Futures Options	0.0*
Forward Foreign Currency Contracts	(0.1)
Short-Term Investment	3.2
Other Assets and Liabilities (net)	7.5
100.0%

*	Amount rounds to zero.
See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2023

Shares	Description	Value ($)
	COMMON STOCKS — 94.3%
	Brazil — 6.7%
1,094,300	Ambev SA*	3,092,810
3,032,100	B3 SA - Brasil Bolsa Balcao	6,189,485
1,422,979	Banco Bradesco SA*	3,325,734
1,346,800	Banco BTG Pactual S.A	5,219,589
1,080,200	Banco do Brasil SA	8,332,256
602,900	BB Seguridade Participacoes SA	3,865,742
1,190,000	Cielo SA*	1,138,307
7,271,450	Dexco SA*	8,432,745
2,111,200	Locaweb Servicos de Internet SA*	1,994,507
12,219	MercadoLibre, Inc.*	16,105,375
208,200	Petro Rio SA*	1,280,757
2,437,233	Raia Drogasil SA	11,752,940
995,900	Rumo SA	3,702,522
98,100	Suzano SA	804,883
2,158,500	TIM SA	5,355,541
1,022,100	TOTVS SA*	5,676,709
221,500	Vale SA	3,507,566
1,940,600	WEG SA	15,520,207
		105,297,675
	Canada — 0.7%
72,780	Franco-Nevada Corp.	10,611,324
	Chile — 0.4%
18,139,800	Banco de Chile	1,771,281
270,461	Cia Cervecerias Unidas SA, ADR(a)	4,227,306
		5,998,587
	China — 31.9%
5,343,200	Agricultural Bank of China, Ltd. Class H	1,980,284
210,969	AIMA Technology Group Co., Ltd. Class A	2,200,542
1,898,000	Air China, Ltd. Class H *(a)	1,702,156
135,000	Airtac International Group	5,298,944
2,279,091	Alibaba Group Holding, Ltd.*	28,984,630
92,800	Alibaba Group Holding, Ltd., ADR*	9,482,304
1,034,077	Anhui Guangxin Agrochemical Co., Ltd. Class A	4,966,453
2,881	Baidu, Inc., ADR*	434,801
952,450	Baidu, Inc. Class A *	18,058,268
19,007,000	Bank of China, Ltd. Class H	7,275,304
1,627,400	Bank of Jiangsu Co., Ltd. Class A	1,666,224
128,600	Beijing United Information Technology Co., Ltd. Class A	1,555,755
122,646	Beijing Wantai Biological Pharmacy Enterprise Co., Ltd. Class A	2,070,036
13,093	Bilibili, Inc., ADR*	307,685
86,260	Bilibili, Inc. Class Z *	2,025,047
2,512,000	BOC Hong Kong Holdings, Ltd.	7,806,719
6,871,000	China Construction Bank Corp. Class H	4,444,500
5,096,800	China International Capital Corp., Ltd. Class H (a)	10,283,621
148,600	China Literature, Ltd.*(a)	759,288

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	China — continued
1,300,000	China Meidong Auto Holdings, Ltd.	2,817,182
663,000	China Mengniu Dairy Co., Ltd.*	2,718,899
2,243,500	China Merchants Bank Co., Ltd. Class H	11,430,932
774,000	China Pacific Insurance Group Co., Ltd. Class H	2,068,544
20,979,000	China Petroleum & Chemical Corp. Class H	12,363,215
822,000	China Resources Beer Holdings Co., Ltd.	6,618,689
226,000	China Resources Land, Ltd.	1,035,617
146,000	China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. Class A	1,221,282
734,195	China Shenhua Energy Co., Ltd. Class H	2,315,595
383,596	China Tourism Group Duty Free Corp., Ltd. Class A	10,300,644
430,000	China Yuhua Education Corp., Ltd.*(a)	72,306
71,896	Chongqing Brewery Co., Ltd. Class A	1,313,059
99,900	Cloud Music, Inc.*	844,943
139,836	Contemporary Amperex Technology Co., Ltd. Class A	8,328,964
3,198,000	CSPC Pharmaceutical Group, Ltd.	3,141,597
508,399	East Money Information Co., Ltd. Class A	1,491,071
567,100	ENN Energy Holdings, Ltd.	7,746,615
777,200	ENN Natural Gas Co., Ltd. Class A	2,360,576
4,562,700	Focus Media Information Technology Co., Ltd. Class A	4,582,276
643,516	Foshan Haitian Flavouring & Food Co., Ltd. Class A	7,167,233
367,200	Fuyao Glass Industry Group Co., Ltd. Class H	1,594,574
35,600	Gongniu Group Co., Ltd. Class A	819,101
53,000	GoodWe Technologies Co., Ltd. Class A	2,247,267
2,257,400	Haier Smart Home Co., Ltd. Class H	7,079,152
92,560	Hangzhou First Applied Material Co., Ltd. Class A	792,404
551,500	Hangzhou Tigermed Consulting Co., Ltd. Class H	5,195,637
439,142	Han's Laser Technology Industry Group Co., Ltd. Class A	1,946,708
792,400	Henan Shenhuo Coal & Power Co., Ltd. Class A	2,051,286
397,360	Hongfa Technology Co., Ltd. Class A	1,891,180
453,500	Hualan Biological Engineering, Inc. Class A	1,442,519
284,000	Hundsun Technologies, Inc. Class A	2,207,044
140,000	Hygeia Healthcare Holdings Co., Ltd.*(a)	1,000,874
3,506,500	Industrial & Commercial Bank of China, Ltd. Class H	1,866,809
719,569	JD.com, Inc. Class A	15,770,458
46,454	JinkoSolar Holding Co., Ltd., ADR*(a)	2,370,083
134,853	KE Holdings, Inc., ADR*	2,540,631
1,095,000	Kingnet Network Co., Ltd. Class A *	1,931,109
377,400	Kingsoft Corp., Ltd.	1,850,652
57,213	Kweichow Moutai Co., Ltd. Class A	15,123,903
43,347	Leader Harmonious Drive Systems Co., Ltd. Class A	683,219
666,000	Longfor Group Holdings, Ltd.	1,875,022
491,912	LONGi Green Energy Technology Co., Ltd. Class A	2,899,099
56,700	Luzhou Laojiao Co., Ltd. Class A	2,097,516
558,680	Meituan Class B *	10,147,587
864,500	Midea Group Co., Ltd. Class A	6,788,439
107,554	MINISO Group Holding, Ltd., ADR	1,908,008
398,012	NARI Technology Co., Ltd. Class A	1,572,519
224,500	NetEase, Inc.	3,968,048
2,446,000	Netjoy Holdings, Ltd.(a)	339,502
See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	China — continued
11,410,000	Nexteer Automotive Group, Ltd.	7,240,156
21,300	Ningbo Deye Technology Co., Ltd. Class A	800,590
70,056	PDD Holdings, Inc., ADR*	5,317,250
3,282,000	People's Insurance Co. Group of China, Ltd. (The) Class H	1,098,795
8,892,600	PetroChina Co., Ltd. Class H	5,275,147
10,414,400	PICC Property & Casualty Co., Ltd. Class H	10,637,840
159,690	Ping An Insurance Group Co. of China, Ltd. Class A	1,056,595
1,671,500	Ping An Insurance Group Co. of China, Ltd. Class H	10,833,523
52,152	Pylon Technologies Co., Ltd. Class A	1,873,543
989,600	Sany Heavy Industry Co., Ltd. Class A	2,468,216
713,250	Shandong Gold Mining Co., Ltd. Class H (a)	1,446,932
817,996	Shandong Hualu Hengsheng Chemical Co., Ltd. Class A	4,201,399
389,000	Shandong Sinocera Functional Material Co., Ltd. Class A	1,607,785
4,790,800	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	7,686,834
37,562	Shanghai Friendess Electronic Technology Corp., Ltd. Class A	1,001,534
168,700	Shanghai Moons' Electric Co., Ltd. Class A	1,039,556
840,392	Shanxi Lu'an Environmental Energy Development Co., Ltd. Class A	2,680,056
389,800	Shenzhen Inovance Technology Co., Ltd. Class A	3,994,548
59,500	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	2,711,760
275,900	Shenzhou International Group Holdings, Ltd.	2,881,247
1,477,693	Sichuan Road and Bridge Group Co., Ltd. Class A	2,972,958
84,000	Silergy Corp.	1,348,659
418,387	Sinoseal Holding Co., Ltd. Class A	2,634,093
396,000	Sunac China Holdings, Ltd.*(a)	231,044
131,200	Sunny Optical Technology Group Co., Ltd.	1,594,050
93,997	Suzhou Maxwell Technologies Co., Ltd. Class A	4,180,112
92,533	Suzhou Nanomicro Technology Co., Ltd. Class A	674,863
1,039,200	Tencent Holdings, Ltd.	50,778,467
599,517	Tencent Music Entertainment Group, ADR*	4,964,001
141,975	Thunder Software Technology Co., Ltd. Class A	2,243,476
50,093	Tianqi Lithium Corp. Class A *	553,802
4,554,000	Tingyi Cayman Islands Holding Corp.	7,609,945
188,300	Tofflon Science & Technology Group Co., Ltd. Class A	740,004
499,200	Tongcheng Travel Holdings, Ltd.*	1,091,302
303,300	Tongwei Co., Ltd. Class A	1,725,172
228,800	Vipshop Holdings, Ltd., ADR*	3,473,184
5,056,000	Weichai Power Co., Ltd. Class H	8,154,547
71,200	Wuliangye Yibin Co., Ltd. Class A	2,035,799
270,000	Wuxi Biologics Cayman, Inc.*	1,670,012
824,911	Wuxi Lead Intelligent Equipment Co., Ltd. Class A	4,885,382
462,323	Yadea Group Holdings, Ltd.	1,187,434
40,939	Yankershop Food Co., Ltd. Class A	803,602
63,200	YongXing Special Materials Technology Co., Ltd. Class A	774,223
111,531	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class A	4,627,349
129,000	Zhejiang Dingli Machinery Co., Ltd. Class A	1,029,720
290,120	Zhejiang Huayou Cobalt Co., Ltd. Class A	2,334,398
219,800	Zhejiang Jiecang Linear Motion Technology Co., Ltd. Class A	789,126
231,100	Zhejiang Jingsheng Mechanical & Electrical Co., Ltd. Class A	2,202,702
700,228	Zhejiang Sanhua Intelligent Controls Co., Ltd. Class A	2,633,055

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	China — continued
3,229,000	Zijin Mining Group Co., Ltd. Class H	5,385,741
		504,423,678
	Greece — 0.4%
379,577	OPAP SA	6,109,771
	Hong Kong — 2.7%
342,600	AIA Group, Ltd.	3,599,806
705,900	ASMPT, Ltd.	6,987,413
188,000	Chow Sang Sang Holdings International, Ltd.	262,652
4,540,000	Hang Lung Properties, Ltd.	8,511,139
30,600	Hong Kong Exchanges & Clearing, Ltd.	1,358,165
1,680,500	Hongkong Land Holdings, Ltd.	7,400,942
15,494,000	Sino Biopharmaceutical, Ltd.	8,661,403
1,732,000	Vinda International Holdings, Ltd.	4,185,869
1,054,000	Vitasoy International Holdings, Ltd.	2,128,200
		43,095,589
	Hungary — 0.3%
191,776	OTP Bank Nyrt	5,470,608
	India — 11.5%
62,735	Asian Paints, Ltd.	2,115,661
928,033	Axis Bank, Ltd.	9,694,928
114,024	Bajaj Auto, Ltd.	5,385,522
61,225	Bajaj Finance, Ltd.	4,194,847
3,204,900	Bharat Electronics, Ltd.	3,806,945
69,493	Britannia Industries, Ltd.	3,660,818
302,000	Canara Bank	1,044,496
1,493,170	Cipla, Ltd.	16,369,977
263,932	Colgate-Palmolive India, Ltd.	4,852,268
222,300	Coromandel International, Ltd.	2,369,888
157,707	Havells India, Ltd.	2,287,993
641,965	HCL Technologies, Ltd.	8,517,507
491,854	HDFC Bank, Ltd.	9,666,556
823,750	Housing Development Finance Corp., Ltd.	26,339,445
735,400	ICICI Bank, Ltd.	7,883,445
562,342	IndusInd Bank, Ltd.	7,326,187
475,222	Infosys, Ltd.	8,284,833
334,002	Infosys, Ltd., ADR	5,824,995
225,657	InterGlobe Aviation, Ltd.*	5,264,271
444,500	ITC, Ltd.	2,074,195
335,972	Kotak Mahindra Bank, Ltd.	7,091,952
322,391	Reliance Industries, Ltd.	9,164,050
1,148,900	State Bank of India	7,330,207
352,171	Syngene International, Ltd.	2,538,671
347,582	Tata Consultancy Services, Ltd.	13,605,257
520,437	UPL, Ltd.	4,548,734
See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	India — continued
243,044	Yes Bank, Ltd.*	44,322
		181,287,970
	Indonesia — 2.4%
4,624,000	Adaro Energy Indonesia Tbk PT	896,067
18,569,300	Astra International Tbk PT	7,454,452
29,745,100	Bank Central Asia Tbk PT	17,380,064
5,229,800	Bank Mandiri Persero Tbk PT	3,595,530
28,367,599	Bank Rakyat Indonesia Persero Tbk PT	8,963,135
		38,289,248
	Italy — 0.8%
390,290	Coca-Cola HBC AG*	10,701,097
308,700	Prada SpA	2,198,587
		12,899,684
	Japan — 0.5%
329,900	Nexon Co., Ltd.	7,857,929
	Macau — 1.0%
2,230,000	Galaxy Entertainment Group, Ltd.*	14,824,108
454,800	Sands China, Ltd.*	1,587,357
		16,411,465
	Malaysia — 0.4%
1,142,996	CIMB Group Holdings Bhd	1,376,746
3,286,500	Petronas Chemicals Group Bhd	5,278,802
		6,655,548
	Mexico — 5.1%
309,671	Credito Real SAB de CV SOFOM ER*	6,003
4,348,400	Fibra Uno Administracion SA de CV REIT	6,076,104
183,286	Fomento Economico Mexicano SAB de CV, ADR	17,446,994
643,180	Gruma SAB de CV Class B	9,509,133
355,400	Grupo Aeroportuario del Pacifico SAB de CV Class B (a)	6,919,238
1,312,900	Grupo Financiero Banorte SAB de CV Class O	11,031,967
5,964,300	Kimberly-Clark de Mexico SAB de CV Class A	12,548,945
162,906	Unifin Financiera SAB de CV*(a)	10,827
4,123,200	Wal-Mart de Mexico SAB de CV(a)	16,441,648
		79,990,859
	Netherlands — 1.0%
181,241	Heineken Holding NV	16,678,263
	Peru — 0.3%
34,384	Credicorp, Ltd.	4,552,098
	Philippines — 1.3%
12,181,900	Ayala Land, Inc.	5,947,435
3,765,820	BDO Unibank, Inc.	8,937,204

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Philippines — continued
2,264,280	Universal Robina Corp.	6,003,227
		20,887,866
	Poland — 0.4%
69,871	Dino Polska SA*	6,344,056
	Portugal — 0.5%
309,011	Jeronimo Martins SGPS SA	7,259,637
	Russia — 0.1%
214,920	Evraz Plc*(b)(c)(d)	5,315
7,610	Gazprom Neft PJSC(b)(c)(d)	392
1,043,282	Gazprom PJSC(b)(c)(d)	31,151
99,121	Globaltrans Investment Plc, GDR*(b)(c)(d)(e)	3,965
5,000	HeadHunter Group Plc, ADR*(b)(c)(d)	750
44,258	LSR Group PJSC Class A *(b)(c)(d)	2,962
136,755	LUKOIL PJSC(b)(c)(d)	87,650
8,543	Magnit PJSC*(b)(c)(d)	3,408
4	Magnit PJSC, ADR*(b)(c)(d)(e)	0
984,659	Magnitogorsk Iron & Steel Works PJSC*(b)(c)(d)	6,127
16,459	MMC Norilsk Nickel PJSC(b)(c)(d)	42,365
9	MMC Norilsk Nickel PJSC, ADR*(b)(c)	2
126,700	Mobile Telesystems PJSC, ADR*(b)(c)(d)	7,602
154,250	Novatek PJSC(b)(c)(d)	24,418
1,715,500	Novolipetsk Steel PJSC*(b)(c)(d)	41,397
5,323	PhosAgro PJSC(b)(c)(d)	3,525
103	PhosAgro PJSC, ADR*(b)(c)(d)	19
2	PhosAgro PJSC, GDR*(b)(c)(d)(e)	0
443,510	Polymetal International Plc*	1,249,436
25,062	Polyus PJSC*(b)(c)(d)	35,880
4,954	Ros Agro Plc, GDR*(b)(c)(d)(e)	495
5,496,180	Sberbank of Russia PJSC*(b)(c)(d)	91,957
105,511	Severstal PAO, ADR*(b)(c)(d)(e)	16,882
25,625,090	Surgutneftegas PJSC(b)(c)(d)	72,555
598,704	Tatneft PJSC(b)(c)(d)	28,356
16,391	TCS Group Holding Plc, GDR*(b)(c)(d)(e)	7,012
8,773	TCS Group Holding Plc (London Exchange), GDR*(b)(c)(d)(e)	3,158
47,122	X5 Retail Group NV, GDR*(b)(c)(d)(e)	5,655
		1,772,434
	Saudi Arabia — 0.2%
436,140	Saudi Arabian Oil Co.	3,757,086
	Singapore — 0.4%
3,330,200	Singapore Telecommunications, Ltd.	6,176,804
	South Africa — 2.9%
261,900	Absa Group, Ltd.	2,688,101
76,000	Bid Corp., Ltd.(a)	1,707,436
See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	South Africa — continued
63,453	Capitec Bank Holdings, Ltd.	6,043,700
630,166	Clicks Group, Ltd.	9,133,435
705,300	FirstRand, Ltd.(a)	2,403,373
449,008	Gold Fields, Ltd.	5,983,633
10,763,106	Growthpoint Properties, Ltd. REIT	7,907,285
131,559	Lewis Group, Ltd.	303,796
150,400	Nedbank Group, Ltd.	1,838,656
171,100	Standard Bank Group, Ltd.	1,666,844
801,938	Vodacom Group, Ltd.	5,518,549
		45,194,808
	South Korea — 7.1%
55,085	Amorepacific Corp.(a)	5,791,682
568	Celltrion, Inc.	65,812
29,232	Ecopro BM Co., Ltd.	5,101,162
120,700	Hana Financial Group, Inc.	3,795,487
156,207	Hankook Tire & Technology Co., Ltd.	4,199,780
69,531	HL Mando Co., Ltd.	2,467,710
6,500	Hyundai Mobis Co., Ltd.	1,084,293
44,700	JYP Entertainment Corp.	2,670,237
66,300	KB Financial Group, Inc.	2,435,197
215,801	Korea Investment Holdings Co., Ltd.	9,186,650
10,900	L&F Co., Ltd.	2,662,340
13,180	LG H&H Co., Ltd.	6,102,035
4,000	NCSoft Corp.	1,150,366
32,664	POSCO Holdings, Inc.	9,312,377
381,003	Samsung Electronics Co., Ltd.	18,893,296
300	Samsung Electronics Co., Ltd., GDR(e)	368,550
3,105	Samsung Electronics Co., Ltd. (London Exchange), GDR(e)	3,838,387
70,900	Samsung Engineering Co., Ltd.*	1,737,311
8,056	Samsung SDI Co., Ltd.	4,591,447
371,709	Shinhan Financial Group Co., Ltd.(a)	10,121,321
203,620	SK Hynix, Inc.	14,043,848
18,000	SM Entertainment Co., Ltd.(a)	1,294,956
118,800	Woori Financial Group, Inc.	1,047,039
		111,961,283
	Taiwan — 11.9%
223,500	Accton Technology Corp.	2,365,365
960,003	Advantech Co., Ltd.	11,778,636
449,100	Asia Vital Components Co., Ltd.	2,092,779
20,000	ASPEED Technology, Inc.	1,732,672
1,222,000	Bizlink Holding, Inc.	11,254,756
5,419,135	Cathay Financial Holding Co., Ltd.	7,472,198
612,103	Chailease Holding Co., Ltd.	4,528,856
510,300	Delta Electronics, Inc.	5,068,520
3,976,470	E.Sun Financial Holding Co., Ltd.	3,310,100
37,000	eMemory Technology, Inc.	2,288,843
2,151,202	Fubon Financial Holding Co., Ltd.	4,013,796

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Taiwan — continued
124,700	Global Unichip Corp.	4,503,950
516,000	Gold Circuit Electronics, Ltd.	1,658,276
970,000	Hiwin Technologies Corp.	7,991,351
86,000	Largan Precision Co., Ltd.	6,183,349
143,242	Lotes Co., Ltd.	4,320,977
271,000	Lotus Pharmaceutical Co., Ltd.*	2,245,822
741,619	MediaTek, Inc.	19,358,896
140,000	Novatek Microelectronics Corp.	1,992,067
2,839,000	Pegatron Corp.	6,526,283
7,692	Pharmally International Holding Co., Ltd.*(b)(c)	—
636,998	President Chain Store Corp.	5,667,727
1,881,424	Taiwan Semiconductor Manufacturing Co., Ltd.	33,331,066
369,461	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	34,367,262
1,533,351	Uni-President Enterprises Corp.	3,632,209
		187,685,756
	Thailand — 1.9%
581,000	Bangkok Bank PCL Class F	2,574,105
5,263,500	Bangkok Dusit Medical Services PCL Class F	4,540,817
3,306,700	PTT Exploration & Production PCL Class F	14,553,542
601,700	SCB X PCL Class F	1,803,604
15,560,100	Thai Beverage PCL	7,382,653
		30,854,721
	Turkey — 0.7%
306,300	BIM Birlesik Magazalar AS	2,366,118
137,554	Ford Otomotiv Sanayi AS	4,176,451
1,130,930	KOC Holding AS	4,488,207
		11,030,776
	United Kingdom — 0.5%
151,558	Unilever Plc	7,870,036
	United States — 0.3%
28,513	Globant SA*	4,676,417
	TOTAL COMMON STOCKS (COST $1,605,742,828)	1,491,101,976

	PREFERRED STOCKS — 0.9%
	Brazil — 0.9%
2,066,000	Banco Bradesco SA, 7.64%	5,366,446
2,977,601	Cia Energetica de Minas Gerais, 12.61%	6,718,358
352,100	Itau Unibanco Holding SA, 5.12%	1,718,052
		13,802,856
	TOTAL PREFERRED STOCKS (COST $13,216,550)	13,802,856
See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)

	WARRANT — 0.0%
	China — 0.0%
55,894	Ningbo Yongxin Optics Co., Ltd., Expires 03/14/24*(c)	705,136
	TOTAL WARRANT (COST $821,526)	705,136

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENT — 1.3%
	Mutual Fund - Securities Lending Collateral — 1.3%
21,409,984	State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.70%(f)(g)	21,409,984
	TOTAL SHORT-TERM INVESTMENT (COST $21,409,984)	21,409,984
	TOTAL INVESTMENTS — 96.5% (Cost $1,641,190,888)	1,527,019,952
	Other Assets and Liabilities (net) — 3.5%	54,731,999
	NET ASSETS — 100.0%	$1,581,751,951

Notes to Schedule of Investments:
*	Non-income producing security.
(a)	All or a portion of this security is out on loan.
(b)	Level 3 - significant unobservable inputs were used in determining the value of this security in the Fund.
(c)
Securities are fair valued by the Valuation Committee as approved by the Board of Trustees.  The total market value of the securities at year end is $1,228,134 which represents 0.1% of net assets.
 The aggregate tax cost of these securities held at March 31, 2023 was $86,403,581.

(d)
Illiquid securities represent Russian securities impacted by the Russian/Ukraine crisis. The total market value of the securities at year end is $522,996 which represents 0.0% of net assets. The aggregate cost of these securities held at March 31, 2023 was $85,540,823.

(e)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(f)	The rate disclosed is the 7-day net yield as of March 31, 2023.
(g)	Represents an investment of securities lending cash collateral.
Futures Contracts
Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buy
909	MSCI Emerging Markets E-mini Index	Jun 2023	$45,245,475	$1,462,974

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
March 31, 2023
Abbreviations
ADR	—	American Depository Receipt
GDR	—	Global Depository Receipt
REIT	—	Real Estate Investment Trust
See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Schedule of Investments (Continued)
March 31, 2023

Industry Sector Summary (Unaudited)	% of Net Assets
Financial	22.9
Consumer, Non-cyclical	16.3
Technology	15.0
Communications	12.7
Consumer, Cyclical	10.5
Industrial	7.7
Basic Materials	4.5
Energy	4.2
Utilities	1.1
Diversified	0.3
Short-Term Investment	1.3
Other Assets and Liabilities (net)	3.5
100.0%

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2023

Shares	Description	Value ($)
	COMMON STOCKS — 95.6%
	Australia — 1.4%
122,322	ANZ Group Holdings Ltd.	1,887,941
22,038	BlueScope Steel, Ltd.	299,200
233,796	Brambles, Ltd.	2,108,712
78,954	Lottery Corp., Ltd. (The)	271,723
130,352	Newcrest Mining, Ltd.	2,338,233
17,473	Orica, Ltd.	180,915
631,645	Perseus Mining, Ltd.	1,003,011
14,067	PWR Holdings, Ltd.	94,442
27,146	Rio Tinto Plc	1,844,075
5,957	Rio Tinto Plc, ADR(a)	408,650
228,927	Sonic Healthcare, Ltd.	5,361,462
169,212	Telstra Group, Ltd.	478,932
		16,277,296
	Austria — 0.0%
14,180	Telekom Austria AG Class A *	107,015
	Belgium — 0.0%
187	Deme Group NV*	23,969
1,469	Tessenderlo Group SA*	46,045
		70,014
	Bermuda — 0.2%
12,473	RenaissanceRe Holdings, Ltd.	2,498,841
	Brazil — 0.1%
35,240	Yara International ASA	1,533,794
	Burkina Faso — 0.0%
15,319	Endeavour Mining Plc	377,793
	Canada — 3.6%
64,800	Atco, Ltd. Class I	2,074,213
43,253	BCE, Inc.(a)	1,937,302
146,461	Canadian Pacific Railway, Ltd.	11,268,709
67,500	Canadian Utilities, Ltd. Class A (a)	1,878,339
541	E-L Financial Corp., Ltd.(a)	362,976
78,300	Empire Co., Ltd. Class A	2,096,139
6,100	Evertz Technologies, Ltd.	49,806
200	Franco-Nevada Corp.	29,132
23,300	George Weston, Ltd.	3,083,482
70,100	Great-West Lifeco, Inc.(a)	1,855,383
21,900	Loblaw Cos., Ltd.	1,993,145
12,100	Metro, Inc.	664,657
12,700	National Bank of Canada	907,163
51,700	North West Co., Inc. (The)	1,443,635
70,400	Power Corp. of Canada(a)	1,796,738
12,900	Royal Bank of Canada	1,231,998
See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Canada — continued
60,600	SSR Mining, Inc.(a)	916,272
67,600	Stella-Jones, Inc.	2,586,917
33,100	Sun Life Financial, Inc.	1,544,267
19,900	TMX Group, Ltd.	2,007,130
41,000	Winpak, Ltd.	1,300,573
		41,027,976
	China — 0.7%
2,331,162	CITIC Telecom International Holdings, Ltd.	948,819
151,000	Kerry Logistics Network, Ltd.	235,460
74,202	NetEase, Inc., ADR(a)	6,562,425
		7,746,704
	Denmark — 0.6%
314	AP Moller - Maersk AS Class B	570,101
10,210	Carlsberg AS Class B	1,581,619
4,532	Genmab AS*	1,714,468
15,392	Novo Nordisk AS Class B	2,447,156
8,933	Spar Nord Bank AS	141,114
1,148	Sparekassen Sjaelland-Fyn AS	30,647
		6,485,105
	Finland — 0.3%
5,989	Elisa OYJ	361,590
48,702	Kemira OYJ	858,057
90,159	Nordea Bank Abp(a)	963,097
675	Orion OYJ Class A	31,200
15,009	Orion OYJ Class B	672,328
9,317	TietoEVRY OYJ	292,916
		3,179,188
	France — 4.5%
18,224	Air Liquide SA	3,058,545
78,832	Airbus SE	10,579,819
9,271	Arkema SA	918,650
1,035	Boiron SA	44,656
54	Christian Dior SE	48,370
4,479	Danone SA	278,952
1,590	Dassault Aviation SA	315,508
1,541	Dassault Systemes SE	63,758
3,675	Eiffage SA	398,534
805	Hermes International	1,633,549
2,642	Interparfums SA	199,360
4,394	IPSOS	272,748
26,632	Legrand SA	2,440,392
3,852	L'Oreal SA	1,726,491
208,037	Orange SA	2,476,376
88,362	Safran SA	13,145,856
304	Savencia SA	20,323
4,673	Societe BIC SA	295,204

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	France — continued
214	Societe LDC SA	26,244
1,108	Stef SA	126,408
3,380	Thales SA	500,596
540	Vetoquinol SA	51,996
1,167	Vilmorin & Cie SA	55,223
107,500	Vinci SA	12,357,754
2,151	Wendel SE	228,233
		51,263,545
	Georgia — 0.2%
55,445	Bank of Georgia Group Plc	1,884,334
	Germany — 1.5%
90,278	Beiersdorf AG	11,765,752
11,483	Deutsche Boerse AG	2,238,857
76,055	Deutsche Telekom AG	1,845,433
7,861	GEA Group AG	358,354
2,128	McKesson Europe AG	56,019
1,776	Merck KGaA	330,788
1,489	Wuestenrot & Wuerttembergische AG	26,099
		16,621,302
	Hong Kong — 0.8%
104,251	Bank of East Asia, Ltd. (The)	132,930
352,136	Dah Sing Banking Group, Ltd.	270,250
342,000	Emperor International Holdings, Ltd.	28,004
580,500	HK Electric Investments & HK Electric Investments, Ltd.	363,853
1,620,000	HKT Trust & HKT, Ltd.	2,156,727
16,000	Hong Kong Ferry Holdings Co., Ltd.	14,478
249,000	Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	33,314
12,000	Miramar Hotel & Investment(a)	18,248
3,525,000	PCCW, Ltd.	1,762,412
406,000	Power Assets Holdings, Ltd.	2,175,460
300,000	Regal Hotels International Holdings, Ltd.*	119,151
219,000	Regal Real Estate Investment Trust REIT(a)	32,764
110,855	SmarTone Telecommunications Holdings, Ltd.	71,093
58,000	Transport International Holdings, Ltd.	78,228
230,163	VTech Holdings, Ltd.	1,377,914
3,000	Wing On Co. International, Ltd.	5,159
		8,639,985
	Israel — 1.0%
145,989	Bank Hapoalim BM	1,214,166
48,659	Bank Leumi Le-Israel BM	367,527
61,299	Check Point Software Technologies, Ltd.*	7,968,870
27,984	First International Bank Of Israel, Ltd. (The)	988,896
3	Isracard, Ltd.	12
628,126	Isramco Negev 2, LP*	220,415
1,737	Nice, Ltd., ADR*(a)	397,582
17,263	Radware, Ltd.*	371,845
See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Israel — continued
1,234	Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	73,213
8,176	Strauss Group, Ltd.*	184,586
		11,787,112
	Italy — 0.0%
9,851	Eni SpA(a)	138,239
16,100	Ferretti SpA	46,965
50,666	Snam SpA	269,426
		454,630
	Japan — 4.3%
11,000	Amano Corp.	207,182
50,700	Arcs Co., Ltd.(a)	857,368
57,800	Autobacs Seven Co., Ltd.(a)	628,490
7,200	Axial Retailing, Inc.	186,380
3,500	Belc Co., Ltd.	147,671
12,600	Calbee, Inc.(a)	262,549
12,100	Canon Marketing Japan, Inc.	287,705
4,000	Cawachi, Ltd.(a)	68,900
26,700	Chugin Financial Group, Inc.	178,984
29,100	COLOPL, Inc.(a)	131,293
30,400	COMSYS Holdings Corp.(a)	559,562
11,900	Doshisha Co., Ltd.(a)	173,757
24,089	Earth Corp.	859,715
50,400	Ezaki Glico Co., Ltd.	1,265,110
4,800	Fujicco Co., Ltd.(a)	66,952
18,900	Heiwado Co., Ltd.	289,692
3,700	Hokuto Corp.(a)	51,628
43,000	House Foods Group, Inc.	909,775
48,000	Hyakugo Bank, Ltd. (The)(a)	134,362
18,400	Itochu Enex Co., Ltd.	156,499
139,201	Japan Tobacco, Inc.	2,931,112
400	J-Oil Mills, Inc.(a)	4,583
43,855	Kaken Pharmaceutical Co., Ltd.	1,220,969
5,500	Kamigumi Co., Ltd.	115,187
14,200	Kato Sangyo Co., Ltd.(a)	376,069
28,300	Kewpie Corp.	474,309
1,900	Komeri Co., Ltd.	39,117
64,300	KYORIN Holdings, Inc.(a)	825,766
15,500	Lawson, Inc.	654,236
20,300	Lintec Corp.	331,503
2,900	Maruichi Steel Tube, Ltd.	63,696
1,700	McDonald's Holdings Co. Japan, Ltd.	70,525
22,300	Megmilk Snow Brand Co., Ltd.	296,153
95,400	MEIJI Holdings Co., Ltd.(a)	2,263,389
5,600	Miroku Jyoho Service Co., Ltd.	69,525
82,400	Mitsubishi Electric Corp.	981,811
26,600	Mitsubishi Shokuhin Co., Ltd.	652,259
132,000	Mizuho Financial Group, Inc.	1,867,594

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Japan — continued
28,800	Mochida Pharmaceutical Co., Ltd.(a)	725,255
9,400	Morinaga & Co., Ltd.	265,710
8,700	Morinaga Milk Industry Co., Ltd.(a)	311,987
32,200	Nichirei Corp.	649,187
68,100	Nippn Corp.	850,775
17,100	Nippon Kayaku Co., Ltd.	154,422
101	NIPPON REIT Investment Corp. REIT	243,373
56,000	Nippon Telegraph & Telephone Corp.	1,668,621
4,600	Nissan Chemical Corp.(a)	208,513
7,000	Nisshin Oillio Group, Ltd. (The)	171,207
6,300	Nissin Foods Holdings Co., Ltd.	574,832
2,200	Noevir Holdings Co., Ltd.	89,383
57,600	Okinawa Cellular Telephone Co.	1,313,478
70,500	Otsuka Holdings Co., Ltd.	2,242,400
800	S&B Foods, Inc.	21,225
17,700	San-A Co., Ltd.(a)	543,823
73,300	Sankyo Co., Ltd.	3,052,882
1,500	Sankyu, Inc.	55,540
36,500	Secom Co., Ltd.	2,241,274
24,700	Shinmaywa Industries, Ltd.(a)	219,838
18,159	Showa Sangyo Co., Ltd.(a)	346,907
9,800	SKY Perfect JSAT Holdings, Inc.	38,206
8,700	Socionext, Inc.(a)	642,386
129,600	Softbank Corp.(a)	1,491,442
26,000	Sundrug Co., Ltd.	711,541
13,000	Takara Holdings, Inc.(a)	100,337
55,000	Takeda Pharmaceutical Co., Ltd.	1,802,234
10,900	TBS Holdings, Inc.	156,500
134,700	Teijin, Ltd.	1,418,286
32,400	Toho Holdings Co., Ltd.(a)	573,003
1,611	TOKAI Holdings Corp.(a)	10,588
32,400	Tokuyama Corp.(a)	514,788
4,800	Toyo Ink SC Holdings Co., Ltd.	74,355
48,600	Trend Micro, Inc.	2,377,079
7,100	Tsuruha Holdings, Inc.	473,648
1,500	Tv Tokyo Holdings Corp.	28,007
35,200	United Super Markets Holdings, Inc.	295,120
4,600	Valor Holdings Co., Ltd.(a)	66,784
35,900	Vital KSK Holdings, Inc.	241,791
34,800	Yamato Holdings Co., Ltd.	595,530
5,400	Yaoko Co., Ltd.(a)	280,478
1,300	Zenkoku Hosho Co., Ltd.(a)	48,913
		48,553,025
	Netherlands — 2.0%
22,486	ASML Holding NV	15,392,196
11,224	Flow Traders, Ltd.	325,972
49,331	Koninklijke Ahold Delhaize NV	1,690,423
16,414	Shell Plc	471,112
See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Netherlands — continued
72,738	Shell Plc (Amsterdam Exchange)	2,094,746
21,598	Wolters Kluwer NV	2,730,331
		22,704,780
	New Zealand — 0.3%
61,543	Freightways Group, Ltd.	364,271
584	Mainfreight, Ltd.	25,629
791,811	Spark New Zealand, Ltd.	2,512,554
		2,902,454
	Norway — 0.4%
3,424	DNB Bank ASA	61,398
63,340	Equinor ASA	1,800,770
7,744	Kongsberg Gruppen ASA	312,673
103,425	Orkla ASA	734,442
32,239	SpareBank 1 SMN	381,031
12,453	Sparebanken Vest	109,571
90,515	Telenor ASA	1,062,259
16,762	Veidekke ASA	178,015
		4,640,159
	Portugal — 0.0%
8,069	Jeronimo Martins SGPS SA	189,566
	Puerto Rico — 0.1%
28,000	Popular, Inc.	1,607,480
	Singapore — 0.7%
13,600	Frasers Property, Ltd.	8,958
12,000	Great Eastern Holdings, Ltd.	158,196
44,804	Hong Leong Finance, Ltd.	83,933
1,201,149	NetLink NBN Trust	777,634
227,800	Oversea-Chinese Banking Corp., Ltd.	2,126,143
11,900	SBS Transit, Ltd.	24,449
1,888,801	Sheng Siong Group, Ltd.	2,404,692
33,000	Singapore Land Group, Ltd.	54,237
603,300	Singapore Technologies Engineering, Ltd.	1,666,202
		7,304,444
	South Korea — 0.3%
3,146	Samsung Electronics Co., Ltd., GDR(b)	3,889,071
	Spain — 0.9%
55,132	Aena SME SA*	8,942,818
60,089	Cia de Distribucion Integral Logista Holdings SA	1,502,387
1,669	Red Electrica Corp. SA	29,411
		10,474,616
	Sweden — 0.1%
14,393	Skandinaviska Enskilda Banken AB Class A *	158,879

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	Sweden — continued
29,397	Swedish Orphan Biovitrum AB*	685,792
		844,671
	Switzerland — 1.0%
60,510	ABB, Ltd.	2,078,193
6,814	Alcon, Inc.	484,203
1,348	Banque Cantonale de Geneve	289,225
168	Basellandschaftliche Kantonalbank	167,061
1,719	Berner Kantonalbank AG(a)	430,918
147	Chocoladefabriken Lindt & Spruengli AG	1,741,802
1,163	Emmi AG	1,170,648
15	Graubuendner Kantonalbank	28,823
402	Huber + Suhner AG	34,539
98	Luzerner Kantonalbank AG	43,400
30,837	Novartis AG	2,835,325
4,729	Sonova Holding AG	1,396,641
213	St. Galler Kantonalbank AG	114,828
726	Swiss Prime Site AG	60,533
430	Thurgauer Kantonalbank	56,023
208	TX Group AG	24,370
10	Warteck Invest AG	22,550
		10,979,082
	United Kingdom — 3.1%
641,260	BAE Systems Plc	7,791,965
50,969	BP Plc, ADR	1,933,764
44,770	Bunzl Plc	1,695,605
30,578	Diageo Plc	1,367,862
2,425	Games Workshop Group Plc	289,827
27,495	Grafton Group Plc	301,770
103,917	Imperial Brands Plc	2,395,317
27,142	Inchcape Plc	260,835
175,040	Pan African Resources Plc	35,830
83,739	Redde Northgate Plc	358,523
84,456	RELX Plc	2,740,359
214,288	Sage Group Plc (The)	2,057,985
264,530	Spirent Communications Plc	565,119
273,908	St. James's Place Plc	4,112,893
188,699	Unilever Plc	9,776,817
		35,684,471
	United States — 67.5%
100	3M Co.	10,511
45,600	Abbott Laboratories	4,617,456
26,500	AbbVie, Inc.	4,223,305
18,237	Accenture Plc Class A	5,212,317
4,100	Acuity Brands, Inc.	749,193
2,275	Adobe, Inc.*	876,717
76,100	Albertsons Cos., Inc. Class A	1,581,358
164,945	Alphabet, Inc. Class A *	17,109,745
See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	United States — continued
68,800	Altria Group, Inc.	3,069,856
91,864	Amazon.com, Inc.*	9,488,633
39,371	Amdocs, Ltd.	3,780,797
6,178	Ameren Corp.	533,717
32,113	American Electric Power Co., Inc.	2,921,962
15,500	American Express Co.	2,556,725
200	Ameriprise Financial, Inc.	61,300
20,600	AmerisourceBergen Corp.	3,298,266
15,400	Amgen, Inc.	3,722,950
346	ANSYS, Inc.*	115,149
19,800	Apple, Inc.	3,265,020
17,700	Arch Capital Group, Ltd.*	1,201,299
42,600	Archer-Daniels-Midland Co.	3,393,516
9,200	Arrow Electronics, Inc.*	1,148,804
14,484	Arthur J. Gallagher & Co.	2,770,934
34,982	Autodesk, Inc.*	7,281,853
40,676	Automatic Data Processing, Inc.	9,055,698
1,500	AutoNation, Inc.*	201,540
1,100	AutoZone, Inc.*	2,703,965
29,700	Axis Capital Holdings, Ltd.	1,619,244
12,300	Bank of New York Mellon Corp. (The)	558,912
57,368	Becton Dickinson & Co.	14,200,876
6,472	Berkshire Hathaway, Inc. Class B *	1,998,359
7,100	Biogen, Inc.*	1,974,013
9,800	BioMarin Pharmaceutical, Inc.*	952,952
15,379	Bio-Rad Laboratories, Inc. Class A *	7,366,849
10,600	BJ's Wholesale Club Holdings, Inc.*	806,342
11,900	BOK Financial Corp.	1,004,479
5,688	Booking Holdings, Inc.*	15,086,908
71,355	Bristol-Myers Squibb Co.	4,945,615
10,950	Broadcom, Inc.	7,024,863
6,300	CACI International, Inc. Class A *	1,866,564
20,335	Cadence Design Systems, Inc.*	4,272,180
13,600	Campbell Soup Co.	747,728
20,500	Cardinal Health, Inc.	1,547,750
13,500	Casey's General Stores, Inc.	2,922,210
90,653	Catalent, Inc.*	5,956,809
18,900	Cboe Global Markets, Inc.	2,537,136
7,400	CDW Corp.	1,442,186
23,600	CH Robinson Worldwide, Inc.	2,345,132
48,522	Charles Schwab Corp. (The)	2,541,582
32,186	Charter Communications, Inc. Class A *	11,510,035
5,300	Chemed Corp.	2,850,075
34,800	Chevron Corp.	5,677,968
19,000	Chubb, Ltd.	3,689,420
8,000	Cigna Group (The)	2,044,240
21,100	Cirrus Logic, Inc.*	2,307,918
116,300	Cisco Systems, Inc.	6,079,582
18,600	Clean Harbors, Inc.*	2,651,616

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	United States — continued
27,083	CMS Energy Corp.	1,662,355
17,600	CNA Financial Corp.	686,928
86,400	Coca-Cola Co. (The)	5,359,392
30,400	Colgate-Palmolive Co.	2,284,560
10,100	ConocoPhillips	1,002,021
30,749	Consolidated Edison, Inc.	2,941,757
23,172	Cooper Cos., Inc. (The)	8,651,498
11,900	Costco Wholesale Corp.	5,912,753
10,500	Curtiss-Wright Corp.	1,850,730
104,511	CVS Health Corp.	7,766,212
18,700	Darden Restaurants, Inc.	2,901,492
6,300	Dell Technologies, Inc. Class C	253,323
11,800	Donaldson Co., Inc.	771,012
27,977	DTE Energy Co.	3,064,601
80,988	Electronic Arts, Inc.	9,755,005
9,050	Elevance Health, Inc.	4,161,280
18,367	Eli Lilly & Co.	6,307,595
13,300	Entergy Corp.	1,432,942
30,639	Estee Lauder Cos., Inc. (The) Class A	7,551,288
9,514	Everest Re Group, Ltd.	3,406,202
49,900	Evergy, Inc.	3,049,888
32,100	Expeditors International of Washington, Inc.	3,534,852
54,500	Exxon Mobil Corp.	5,976,470
13,605	Factset Research Systems, Inc.	5,647,299
3,300	First Citizens BancShares, Inc. Class A	3,211,230
5,500	FirstEnergy Corp.	220,330
92,836	Fiserv, Inc.*	10,493,253
18,500	Flowers Foods, Inc.	507,085
121,265	Fox Corp. Class A	4,129,073
14,200	General Dynamics Corp.	3,240,582
7,900	General Mills, Inc.	675,134
62,029	Genpact, Ltd.	2,866,980
44,400	Gilead Sciences, Inc.	3,683,868
82,141	GSK Plc	1,468,401
26,089	GSK Plc, ADR	928,247
12,746	Hanover Insurance Group, Inc. (The)	1,637,861
45,400	Hartford Financial Services Group, Inc. (The)	3,163,926
51,300	Hawaiian Electric Industries, Inc.	1,969,920
1,600	Henry Schein, Inc.*	130,464
16,526	Hershey Co. (The)	4,204,380
5,664	Home Depot, Inc. (The)	1,671,560
1,300	Honeywell International, Inc.	248,456
1,600	Humana, Inc.	776,736
10,100	Huntington Ingalls Industries, Inc.	2,090,902
27,627	ICON Plc, ADR*	5,900,851
22,700	IDACORP, Inc.	2,459,091
21,131	Illumina, Inc.*	4,914,014
18,500	Incyte Corp.*	1,336,995
26,800	Ingredion, Inc.	2,726,364
See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	United States — continued
83,077	Intercontinental Exchange, Inc.	8,664,100
6,500	International Business Machines Corp.	852,085
30,547	Intuit, Inc.	13,618,769
5,400	IQVIA Holdings, Inc.*	1,074,006
400	Jabil, Inc.	35,264
12,800	Jazz Pharmaceuticals Plc*	1,873,024
18,700	JB Hunt Transport Services, Inc.	3,281,102
4,700	JM Smucker Co. (The)	739,639
91,714	Johnson & Johnson	14,215,670
29,700	JPMorgan Chase & Co.	3,870,207
15,500	Keysight Technologies, Inc.*	2,502,940
4,600	Kraft Heinz Co. (The)	177,882
83,700	Kroger Co. (The)	4,132,269
10,100	L3Harris Technologies, Inc.	1,982,024
12,300	Laboratory Corp. of America Holdings	2,821,866
15,300	Landstar System, Inc.	2,742,678
300	Littelfuse, Inc.	80,427
8,600	Lockheed Martin Corp.	4,065,478
5,800	Loews Corp.	336,516
4,500	Lowe's Cos., Inc.	899,865
10,000	LyondellBasell Industries NV Class A	938,900
9,900	Manhattan Associates, Inc.*	1,533,015
1,930	Markel Corp.*	2,465,401
29,753	Mastercard, Inc. Class A	10,812,538
11,300	McKesson Corp.	4,023,365
60,634	Merck & Co., Inc.	6,450,851
21,731	Meta Platforms, Inc. Class A *	4,605,668
124,650	Microsoft Corp.	35,936,595
6,300	Molina Healthcare, Inc.*	1,685,187
56,197	Moody's Corp.	17,197,406
110,986	Nestle SA	13,569,580
3,300	NewMarket Corp.	1,204,434
67,751	Newmont Corp.	3,321,154
8,900	NiSource, Inc.	248,844
6,800	Northrop Grumman Corp.	3,139,696
54,600	OGE Energy Corp.	2,056,236
3,800	Old Dominion Freight Line, Inc.	1,295,192
85,800	Old Republic International Corp.	2,142,426
36,414	Oracle Corp.	3,383,589
2,800	O'Reilly Automotive, Inc.*	2,377,144
15,750	PACCAR, Inc.	1,152,900
18,200	Packaging Corp. of America	2,526,706
500	Penske Automotive Group, Inc.	70,905
32,748	PepsiCo, Inc.	5,969,960
124,234	Pfizer, Inc.	5,068,747
148,697	Philip Morris International, Inc.	14,460,783
600	Pilgrim's Pride Corp.*	13,908
42,080	Procter & Gamble Co. (The)	6,256,875
2,100	PTC, Inc.*	269,283

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	United States — continued
59,141	QIAGEN NV*	2,716,346
13,338	QIAGEN NV (London Exchange)*	607,394
2,900	QUALCOMM, Inc.	369,982
20,550	Raymond James Financial, Inc.	1,916,699
4,150	Regeneron Pharmaceuticals, Inc.*	3,409,931
3,900	Reinsurance Group of America, Inc.	517,764
28,604	Republic Services, Inc. Class A	3,867,833
32,662	Roche Holding AG	9,361,777
8,400	Roper Technologies, Inc.	3,701,796
23,900	Royal Gold, Inc.	3,100,069
15,455	S&P Global, Inc.	5,328,420
15,482	Sanofi	1,689,055
59,800	Schneider National, Inc. Class B	1,599,650
17,800	Science Applications International Corp.	1,912,788
100	Seaboard Corp.	377,001
2,000	Seagen, Inc.*	404,940
14,100	Sempra Energy	2,131,356
8,800	Service Corp. International	605,264
16,600	Southern Co. (The)	1,155,028
10,300	SS&C Technologies Holdings, Inc.	581,641
10,272	Synopsys, Inc.*	3,967,560
6,100	Target Corp.	1,010,343
14,700	Teradata Corp.*	592,116
14,000	Tetra Tech, Inc.	2,056,740
26,700	Texas Instruments, Inc.	4,966,467
36,800	Textron, Inc.	2,599,184
25,700	TFS Financial Corp.	324,591
12,689	Thermo Fisher Scientific, Inc.	7,313,559
29,700	T-Mobile US, Inc.*	4,301,748
19,400	Travelers Cos., Inc. (The)	3,325,354
11,800	Tyson Foods, Inc. Class A	699,976
5,400	Ulta Beauty, Inc.*	2,946,618
7,600	United Parcel Service, Inc. Class B	1,474,324
7,300	United Therapeutics Corp.*	1,634,908
28,284	UnitedHealth Group, Inc.	13,366,736
10,000	US Bancorp	360,500
47,873	VeriSign, Inc.*	10,117,001
123,412	Verizon Communications, Inc.	4,799,493
9,400	Vertex Pharmaceuticals, Inc.*	2,961,658
110,206	Visa, Inc. Class A	24,847,045
27,981	VMware, Inc. Class A *	3,493,428
25,700	W R Berkley Corp.	1,600,082
36,036	Walmart, Inc.	5,313,508
26,785	Waste Management, Inc.	4,370,508
35,800	WEC Energy Group, Inc.	3,393,482
38,500	Wells Fargo & Co.	1,439,130
1,000	White Mountains Insurance Group, Ltd.	1,377,490
21,200	Wintrust Financial Corp.	1,546,540
43,159	Xcel Energy, Inc.	2,910,643
See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2023
Shares	Description	Value ($)
	United States — continued
44,300	Zions Bancorp NA	1,325,899
19,100	Zoetis, Inc.	3,179,004
		767,182,755
	TOTAL COMMON STOCKS (COST $1,000,624,094)	1,086,911,208

	PREFERRED STOCKS — 0.1%
	Germany — 0.1%
4,606	Dr. Ing. h.c. F. Porsche AG, 0.00% *	590,557
3,219	Fuchs Petrolub SE, 2.75%	131,284
4,923	Henkel AG & Co. KGaA, 2.58%	385,401
		1,107,242
	TOTAL PREFERRED STOCKS (COST $895,129)	1,107,242

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENT — 1.4%
	Mutual Fund - Securities Lending Collateral — 1.4%
16,149,865	State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.70%(c)(d)	16,149,865
	TOTAL SHORT-TERM INVESTMENT (COST $16,149,865)	16,149,865
	TOTAL INVESTMENTS — 97.1% (Cost $1,017,669,088)	1,104,168,315
	Other Assets and Liabilities (net) — 2.9%	33,016,738
	NET ASSETS — 100.0%	$1,137,185,053

Notes to Schedule of Investments:
*	Non-income producing security.
(a)	All or a portion of this security is out on loan.
(b)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(c)	The rate disclosed is the 7-day net yield as of March 31, 2023.
(d)	Represents an investment of securities lending cash collateral.
Futures Contracts
Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
10	Canadian Dollar	Jun 2023	$739,900	$11,975
55	MSCI EAFE Index	Jun 2023	5,765,375	308,642

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
March 31, 2023
Futures Contracts—continued
Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
66	S&P 500 E-mini Index	Jun 2023	$13,654,575	$618,437
4	S&P/TSX 60 Index	Jun 2023	714,789	19,355
				$958,409

Abbreviations
ADR	—	American Depository Receipt
GDR	—	Global Depository Receipt
REIT	—	Real Estate Investment Trust
See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Schedule of Investments (Continued)
March 31, 2023

Industry Sector Summary (Unaudited)	% of Net Assets
Consumer, Non-cyclical	34.4
Technology	15.1
Industrial	12.2
Financial	11.9
Communications	10.7
Consumer, Cyclical	4.2
Utilities	3.4
Basic Materials	2.1
Energy	1.7
Short-Term Investment	1.4
Other Assets and Liabilities (net)	2.9
100.0%

See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Assets and Liabilities
March 31, 2023

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund
Assets
Investments, at value(a)(b)	1,069,806,801	1,569,099,091	3,675,032,515	1,297,711,520
Foreign currency, at value(c)	—	—	15,338,518	290,556
Cash and cash equivalents	32,960,088	87,526,103	120,480,003	21,795,903
Receivable for investments sold	29,004,001	215,682	14,668,918	3,737,102
Receivable for TBA sold	—	—	—	10,218,582
Receivable for Fund shares sold	—	8,841,743	6,198,285	527,531
Dividend and interest receivable	1,162,617	1,074,357	20,459,518	8,931,287
Cash collateral held at broker on open futures contracts	970,000	3,808,000	3,656,000	—
Unrealized appreciation on open forward foreign currency contracts	—	—	—	91,637
Receivable for variation margin on open futures contracts	231,431	1,032,818	427,234	—
Receivable for variation margin on open centrally cleared swap contracts	—	—	—	12,068
Foreign tax reclaims receivable	30,095	—	11,565,916	13,836
Securities lending income receivable	5,940	4,617	166,806	6,543
Prepaid expenses	6,382	8,387	17,459	7,930
Receivable from affiliate for advisory fee waived	771,413	1,948,285	3,346,072	765,821
Total assets	1,134,948,768	1,673,559,083	3,871,357,244	1,344,110,316
Liabilities
Payable for investments purchased	1,397,365	1,291,703	8,702,767	5,965,650
Payable for TBA and when-issued securities purchased	—	—	—	27,614,677
Obligation to return securities lending collateral	4,247,905	9,382,530	146,394,653	14,825,703
Payable for Fund shares repurchased	26,020,035	205,603	17,025,759	16,502
Unrealized depreciation on open forward foreign currency contracts	—	—	—	312,654
Payable for foreign capital gains tax	—	—	445,021	—
TBA Sale Commitments, at value(d)	—	—	—	1,437,481
Payable to affiliates for:
Accrued advisory fees	1,491,421	3,581,001	6,117,317	1,055,497
Trustees fees	23,858	35,909	80,367	28,768
Administrative service fees - Class I	—	—	49,066	18,706
Payable for variation margin on open futures contracts	—	—	—	193,882
Interest payable on TBA securities	—	—	—	13,243
Accrued expenses	178,988	231,664	511,081	235,667
Total liabilities	33,359,572	14,728,410	179,326,031	51,718,430
Net assets	$1,101,589,196	$1,658,830,673	$3,692,031,213	$1,292,391,886

See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Assets and Liabilities (Continued)
March 31, 2023

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund
Net assets consist of:
Paid-in capital	$991,030,775	1,532,013,158	$3,601,887,350	$1,493,129,278
Distributable earnings (Accumulated loss)	110,558,421	126,817,515	90,143,863	(200,737,392)
Net assets	$1,101,589,196	$1,658,830,673	$3,692,031,213	$1,292,391,886
Net assets attributable to:
Class Y-3	$1,101,589,196	$1,658,830,673	$3,550,298,650	$1,242,702,154
Class I	$—	$—	$141,732,563	$49,689,732
Shares outstanding:
Class Y-3	113,395,636	163,314,874	362,948,798	138,003,782
Class I	—	—	14,517,937	5,520,430
Net asset value per unit:
Class Y-3	$9.71	$10.16	$9.78	$9.00
Class I	$—	$—	$9.76	$9.00
(a) Investments, at cost	$983,083,325	$1,431,669,683	$3,569,353,193	$1,416,310,138
(b) Securities loaned, at value	$6,771,633	$29,455,775	$229,914,418	$21,635,832
(c) Foreign currency, at cost	$—	$—	$15,288,846	$283,585
(d) Proceeds for TBA Sale Commitments	$—	$—	$—	$1,420,820

See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Assets and Liabilities (Continued)
March 31, 2023

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Assets
Investments, at value(a)(b)	1,229,466,159	1,527,019,952	1,104,168,315
Foreign currency, at value(c)	9,968,170	68,153	612,818
Cash and cash equivalents	33,809,408	73,642,396	43,355,553
Receivable for investments sold	13,978,406	1,629,714	2,236,157
Receivable for Fund shares sold	84,857,658	6,404,999	13,828,006
Dividend and interest receivable	18,092,894	4,432,390	1,930,627
Cash collateral held at broker on open centrally cleared swap contracts	10,195,639	—	—
Cash collateral held at broker on open futures contracts	4,898,077	1,573,000	1,108,000
Cash collateral held at broker on open forward foreign currency contracts, open OTC options, and open OTC swaps contracts	923,335	—	—
Unrealized appreciation on open forward foreign currency contracts	5,389,066	—	—
Receivable for variation margin on open futures contracts	1,602,700	—	224,073
OTC — Swap contracts, at value (up-front net premiums paid of $9,254, $— and $—, respectively)	262,200	—	—
Receivable for variation margin on open centrally cleared swap contracts	94,719	—	—
Foreign tax reclaims receivable	222,495	75,612	1,281,877
Securities lending income receivable	23,903	27,852	15,524
Prepaid expenses	5,495	7,660	6,337
Receivable from affiliate for advisory fee waived	1,297,369	1,606,230	1,362,403
Total assets	1,415,087,693	1,616,487,958	1,170,129,690
Liabilities
Payable for investments purchased	26,071,645	2,383,705	2,842,389
Payable for TBA and when-issued securities purchased	3,482,752	—	—
Obligation to return securities lending collateral	43,309,368	21,409,984	16,149,865
Payable for Fund shares repurchased	89,705	6,907,079	11,687,600
Unrealized depreciation on open forward foreign currency contracts	6,236,287	—	—
OTC — Swap contracts, at value (up-front net premiums received of $19,195, $— and $—, respectively)	9,470	—	—
Cash collateral due to broker on open forward foreign currency contracts, open OTC options, and open OTC swaps contracts	260,000	—	—
Payable for foreign capital gains tax	118,161	627,569	—
Written options, at value(d)	93,723	—	—
Payable to affiliates for:
Accrued advisory fees	2,348,493	2,937,720	2,028,210
Trustees fees	27,504	33,683	24,072
Payable for variation margin on open futures contracts	—	108,812	—
Unrealized loss on unfunded loan commitments	2,959	—	—
Accrued expenses	258,706	327,455	212,501
Total liabilities	82,308,773	34,736,007	32,944,637
Net assets	$1,332,778,920	$1,581,751,951	$1,137,185,053

See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Assets and Liabilities (Continued)
March 31, 2023

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Net assets consist of:
Paid-in capital	$1,476,881,195	$1,914,793,343	$1,022,990,556
Distributable earnings (Accumulated loss)	(144,102,275)	(333,041,392)	114,194,497
Net assets	$1,332,778,920	$1,581,751,951	$1,137,185,053
Net assets attributable to:
Class Y-3	$1,332,778,920	$1,581,751,951	$1,137,185,053
Shares outstanding:
Class Y-3	159,675,508	209,221,590	90,567,609
Net asset value per unit:
Class Y-3	$8.35	$7.56	$12.56
(a) Investments, at cost	$1,296,313,513	$1,641,190,888	$1,017,669,088
(b) Securities loaned, at value	$44,322,699	$34,566,094	$19,839,699
(c) Foreign currency, at cost	$10,128,979	$67,799	$605,850
(d) Premiums on written options	$228,576	$—	$—

See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Operations
Year Ended March 31, 2023

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund
Investment Income:
Dividends	$19,282,786	$23,570,138	$138,580,365	$—
Interest	832,710	1,140,950	5,053,843	45,708,155
Withholding taxes	(68,058)	(24,640)	(12,658,542)	—
Securities lending income	20,852	46,242	621,710	71,578
Other income	153	82	47,297	8,517
Total investment income	20,068,443	24,732,772	131,644,673	45,788,250
Expenses:
Advisory fees	6,304,422	14,304,212	23,806,933	4,623,135
Custodian and fund accounting fees	260,043	329,313	831,328	336,880
Audit and tax fees	66,313	69,287	246,167	82,543
Transfer agent fees	23,659	24,511	78,122	57,675
Legal fees	129,155	175,435	382,139	146,140
Trustees fees	116,765	156,566	327,859	135,859
Registration fees	52,239	57,804	80,144	63,365
Administration service fees:
Class I	—	—	131,563	96,651
Shareholder service fees:
Class I	—	—	88,448	64,243
Tax expense	—	—	1,405	—
Miscellaneous	70,722	88,712	185,460	76,878
Total expenses	7,023,318	15,205,840	26,159,568	5,683,369
Advisory fee waiver	(3,261,262)	(7,774,354)	(13,057,835)	(3,348,963)
Net expenses	3,762,056	7,431,486	13,101,733	2,334,406
Net investment income	16,306,387	17,301,286	118,542,940	43,453,844
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	20,316,191	29,554,342	(76,111,545)	(76,501,347)
Swap contracts	—	—	—	5,004
Closed futures contracts	(3,363,450)	(2,249,444)	(5,887,753)	301,044
Forward foreign currency contracts	—	—	1,264	748,913
Foreign currency related transactions	(665)	(162)	(2,776,553)	(107,376)
Net realized gain (loss)	16,952,076	27,304,736	(84,774,587)	(75,553,762)
Change in net unrealized appreciation (depreciation) on:
Investments	(194,472,318)	(159,979,143)	(127,260,961)	(44,031,641)
TBA sale commitments	—	—	—	(16,661)
Swap contracts	—	—	—	331,113
Open futures contracts	116,357	596,301	726,471	(355,734)
Forward foreign currency contracts	—	—	—	(419,663)
Foreign currency related transactions	119	10	(360,624)	11,772
Change in net unrealized appreciation (depreciation)	(194,355,842)	(159,382,832)	(126,895,114)	(44,480,814)
Net realized and unrealized loss	(177,403,766)	(132,078,096)	(211,669,701)	(120,034,576)
Net decrease in net assets resulting from operations	$(161,097,379)	$(114,776,810)	$(93,126,761)	$(76,580,732)
See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Operations (Continued)
Year Ended March 31, 2023

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Investment Income:
Dividends	$1,254,161	$56,680,191	$23,150,406
Interest	71,947,823	1,235,510	754,204
Withholding taxes	(504,940)	(6,148,870)	(1,126,767)
Securities lending income	176,410	291,089	53,577
Other income	45,734	—	—
Total investment income	72,919,188	52,057,920	22,831,420
Expenses:
Advisory fees	8,847,594	11,422,804	8,697,294
Custodian and fund accounting fees	529,111	797,576	288,247
Audit and tax fees	86,010	104,704	71,006
Transfer agent fees	34,978	39,384	33,575
Legal fees	123,055	162,492	124,328
Trustees fees	107,634	140,424	113,761
Registration fees	59,256	59,486	52,237
Tax expense	213	—	—
Miscellaneous	81,091	94,255	65,819
Total expenses	9,868,942	12,821,125	9,446,267
Advisory fee waiver	(4,912,192)	(5,659,008)	(5,777,483)
Net expenses	4,956,750	7,162,117	3,668,784
Net investment income	67,962,438	44,895,803	19,162,636
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(79,540,450)	(155,210,109)	13,928,877
Purchased option contracts	(1,254,571)	—	—
Swap contracts	(1,284,269)	—	—
Closed futures contracts	(18,680,529)	(16,414,479)	(4,737,874)
Written option contracts	311,761	—	—
Forward foreign currency contracts	5,267,377	—	—
Foreign currency related transactions	(1,939,920)	(3,141,071)	(151,575)
Net realized gain (loss)	(97,120,601)	(174,765,659)	9,039,428
Change in net unrealized appreciation (depreciation) on:
Investments	(6,379,790)	(39,370,993)	(107,512,775)
Purchased option contracts	(227,439)	—	—
Unfunded loan commitments	(1,863)	—	—
Swap contracts	690,303	—	—
Open futures contracts	7,760,023	(1,946,225)	896,741
Written option contracts	497,100	—	—
Forward foreign currency contracts	905,355	—	—
Foreign currency related transactions	224,608	3,814,704	(10,013)
Change in net unrealized appreciation (depreciation)	3,468,297	(37,502,514)	(106,626,047)
Net realized and unrealized loss	(93,652,304)	(212,268,173)	(97,586,619)
Net decrease in net assets resulting from operations	$(25,689,866)	$(167,372,370)	$(78,423,983)

See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Changes in Net Assets

	Mercer US Large Cap Equity Fund		Mercer US Small/Mid Cap Equity Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (decrease) in Net Assets:
Operations:
Net investment income	$16,306,387	$15,222,323	$17,301,286	$12,433,004
Net realized gain	16,952,076	171,348,118	27,304,736	214,705,824
Change in net unrealized depreciation	(194,355,842)	(53,627,936)	(159,382,832)	(155,728,990)
Net increase (decrease) in net assets resulting from operations	(161,097,379)	132,942,505	(114,776,810)	71,409,838
Distributions to shareholders (See Note 2):
Class Y-3	(88,059,388)	(153,164,374)	(122,025,720)	(327,497,452)
Total distributions	(88,059,388)	(153,164,374)	(122,025,720)	(327,497,452)
Net share transactions (See Note 7):
Class Y-3	(122,032,208)	(11,793,535)	121,333,893	163,218,893
Increase (decrease) in net assets resulting from net shares transactions	(122,032,208)	(11,793,535)	121,333,893	163,218,893
Net decrease in net assets	(371,188,975)	(32,015,404)	(115,468,637)	(92,868,721)
Net assets:
Beginning of year	1,472,778,171	1,504,793,575	1,774,299,310	1,867,168,031
End of year	$1,101,589,196	$1,472,778,171	$1,658,830,673	$1,774,299,310
See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Changes in Net Assets (Continued)

	Mercer Non-US Core Equity Fund		Mercer Core Fixed Income Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (decrease) in Net Assets:
Operations:
Net investment income	$118,542,940	$91,846,759	$43,453,844	$28,435,177
Net realized gain (loss)	(84,774,587)	233,577,964	(75,553,762)	(12,121,316)
Change in net unrealized depreciation	(126,895,114)	(353,682,676)	(44,480,814)	(79,348,788)
Net decrease in net assets resulting from operations	(93,126,761)	(28,257,953)	(76,580,732)	(63,034,927)
Distributions to shareholders (See Note 2):
Class Y-3	(98,022,880)	(600,419,082)	(39,902,531)	(32,157,234)
Class I	(3,469,767)	(495,675)*	(1,570,728)	—
Total distributions	(101,492,647)	(600,914,757)	(41,473,259)	(32,157,234)
Net share transactions (See Note 7):
Class Y-3	65,130,852	489,527,726	(17,821,193)	205,333,836
Class I	128,699,318	3,655,660*	(38,390,375)	100,564,079**
Increase (decrease) in net assets resulting from net shares transactions	193,830,170	493,183,386	(56,211,568)	305,897,915
Net increase (decrease) in net assets	(789,238)	(135,989,324)	(174,265,559)	210,705,754
Net assets:
Beginning of year	3,692,820,451	3,828,809,775	1,466,657,445	1,255,951,691
End of year	$3,692,031,213	$3,692,820,451	$1,292,391,886	$1,466,657,445

*	The Class commenced operations on July 22, 2021.
**	The Class commenced operations on December 27, 2021.

See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Changes in Net Assets (Continued)

	Mercer Opportunistic Fixed Income Fund		Mercer Emerging Markets Equity Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (decrease) in Net Assets:
Operations:
Net investment income	$67,962,438	$41,747,719	$44,895,803	$27,968,023
Net realized loss	(97,120,601)	(12,355,536)	(174,765,659)	(14,955,357)
Change in net unrealized appreciation (depreciation)	3,468,297	(72,338,326)	(37,502,514)	(284,268,458)
Net decrease in net assets resulting from operations	(25,689,866)	(42,946,143)	(167,372,370)	(271,255,792)
Distributions to shareholders (See Note 2):
Class Y-3	(42,956,028)	(35,988,286)	(36,473,175)	(198,529,530)
Total distributions	(42,956,028)	(35,988,286)	(36,473,175)	(198,529,530)
Net share transactions (See Note 7):
Class Y-3	295,089,569	331,110,996	149,003,245	587,725,437
Increase in net assets resulting from net shares transactions	295,089,569	331,110,996	149,003,245	587,725,437
Net increase (decrease) in net assets	226,443,675	252,176,567	(54,842,300)	117,940,115
Net assets:
Beginning of year	1,106,335,245	854,158,678	1,636,594,251	1,518,654,136
End of year	$1,332,778,920	$1,106,335,245	$1,581,751,951	$1,636,594,251
See accompanying Notes to the Financial Statements.

Mercer Funds
Statements of Changes in Net Assets (Continued)

	Mercer Global Low Volatility Equity Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (decrease) in Net Assets:
Operations:
Net investment income	$19,162,636	$15,613,062
Net realized gain	9,039,428	146,679,740
Change in net unrealized depreciation	(106,626,047)	(41,102,348)
Net increase (decrease) in net assets resulting from operations	(78,423,983)	121,190,454
Distributions to shareholders (See Note 2):
Class Y-3	(78,536,821)	(156,786,038)
Total distributions	(78,536,821)	(156,786,038)
Net share transactions (See Note 7):
Class Y-3	(104,197,421)	234,481,562
Increase (decrease) in net assets resulting from net shares transactions	(104,197,421)	234,481,562
Net increase (decrease) in net assets	(261,158,225)	198,885,978
Net assets:
Beginning of year	1,398,343,278	1,199,457,300
End of year	$1,137,185,053	$1,398,343,278

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund
Financial Highlights

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
For a Class Y-3 Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$11.78	$11.97	$7.35	$8.58	$10.85
Net investment income†	0.13	0.12	0.12	0.14	0.12
Net realized and unrealized gain (loss) on investments	(1.46)	0.98	4.63	(1.00)	0.18
Total from investment operations	(1.33)	1.10	4.75	(0.86)	0.30
Less dividends and distributions:
From net investment income	—	(0.10)	(0.13)	(0.05)	(0.14)
From net realized capital gains on investments	(0.74)	(1.19)	—	(0.32)	(2.43)
Total dividends and distributions	(0.74)	(1.29)	(0.13)	(0.37)	(2.57)
Net asset value, end of year	$9.71	$11.78	$11.97	$7.35	$8.58
Total investment return	(10.94)%(a)	8.62%(a)	64.71%(a)	(10.95)%(a)	4.81%
Ratios/Supplemental Data:
Net investment income to average net assets	1.33%	0.96%	1.22%	1.53%	1.21%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.57%	0.56%	0.57%	0.62%	0.63%
Net expenses to average daily net assets	0.31%(b)	0.30%(b)	0.30%(b)	0.33%(b)	0.63%
Portfolio turnover rate	29%	30%	43%	76%(c)	74%
Net assets at end of year (in 000’s)	$1,101,589	$1,472,778	$1,504,794	$882,215	$389,415

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(c)	Portfolio turnover calculation does not include $769,614,365 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.
See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund
Financial Highlights (Continued)

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
For a Class Y-3 Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$11.80	$13.83	$7.71	$10.13	$12.29
Net investment income†	0.11	0.09	0.07	0.10	0.05
Net realized and unrealized gain (loss) on investments	(0.93)	0.49	6.38	(2.20)	(0.23)
Total from investment operations	(0.82)	0.58	6.45	(2.10)	(0.18)
Less dividends and distributions:
From net investment income	(0.10)	(0.09)	(0.07)	(0.06)	(0.05)
From net realized capital gains on investments	(0.72)	(2.52)	(0.26)	(0.26)	(1.93)
Total dividends and distributions	(0.82)	(2.61)	(0.33)	(0.32)	(1.98)
Net asset value, end of year	$10.16	$11.80	$13.83	$7.71	$10.13
Total investment return	(6.69)%(a)	3.45%(a)	84.20%(a)	(21.65)%(a)	0.19%
Ratios/Supplemental Data:
Net investment income to average net assets	1.05%	0.66%	0.68%	0.95%	0.47%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.92%	0.92%	0.93%	0.97%	0.98%
Net expenses to average daily net assets	0.45%(b)	0.46%(b)	0.46%(b)	0.49%(b)	0.98%
Portfolio turnover rate	42%	36%	59%	73%(c)	47%
Net assets at end of year (in 000’s)	$1,658,831	$1,774,299	$1,867,168	$1,048,545	$794,403

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(c)	Portfolio turnover calculation does not include $550,516,305 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Financial Highlights (Continued)

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
For a Class Y-3 Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$10.31	$12.36	$8.46	$9.87	$11.51
Net investment income†	0.32	0.30	0.19	0.25	0.22
Net realized and unrealized gain (loss) on investments	(0.57)	(0.30)	4.14	(1.44)	(0.76)
Total from investment operations	(0.25)	—	4.33	(1.19)	(0.54)
Less dividends and distributions:
From net investment income	(0.05)	(0.35)	(0.18)	(0.22)	(0.20)
From net realized capital gains on investments	(0.23)	(1.70)	(0.25)	—	(0.90)
Total dividends and distributions	(0.28)	(2.05)	(0.43)	(0.22)	(1.10)
Net asset value, end of year	$9.78	$10.31	$12.36	$8.46	$9.87
Total investment return	(2.17)%(a)	(1.07)%(a)	51.42%(a)	(12.55)%(a)	(4.00)%
Ratios/Supplemental Data:
Net investment income to average net assets	3.51%	2.42%	1.78%	2.45%	2.03%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.76%	0.76%	0.76%	0.79%	0.79%
Net expenses to average daily net assets	0.38%(b)	0.39%(b)	0.39%(b)	0.42%(b)	0.79%
Portfolio turnover rate	48%	57%	81%	74%(c)	81%
Net assets at end of year (in 000’s)	$3,550,299	$3,689,849	$3,828,810	$2,673,838	$2,155,585

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(c)	Portfolio turnover calculation does not include $395,102,338 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.
See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund
Financial Highlights (Continued)

	Year Ended March 31, 2023	Period Ended March 31, 2022
For a Class I Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$10.31	$12.99(a )
Net investment income†	0.23	0.17
Net realized and unrealized gain (loss) on investments	(0.51)	(0.82)
Total from investment operations	(0.28)	(0.65)
Less dividends and distributions:
From net investment income	(0.04)	(0.33)
From net realized capital gains on investments	(0.23)	(1.70)
Total dividends and distributions	(0.27)	(2.03)
Net asset value, end of year	$9.76	$10.31
Total investment return	(2.47)%(b)	(5.97)%*(b)
Ratios/Supplemental Data:
Net investment income to average net assets	2.54%	2.00%**
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	1.02%	1.01%**
Net expenses to average daily net assets	0.63%(c)	0.63%**(c)
Portfolio turnover rate	48%	57%
Net assets at end of year (in 000’s)	$141,733	$2,971

(a)	The Class commenced operations on July 22, 2021.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
†	Computed using average shares outstanding throughout the year.
*	Not annualized.
**	Annualized.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Financial Highlights (Continued)

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
For a Class Y-3 Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$9.80	$10.46	$10.48	$10.00	$9.90
Net investment income†	0.28	0.22	0.25	0.27	0.31
Net realized and unrealized gain (loss) on investments	(0.79)	(0.62)	0.20	0.51	0.11
Total from investment operations	(0.51)	(0.40)	0.45	0.78	0.42
Less dividends and distributions:
From net investment income	(0.29)	(0.22)	(0.25)	(0.30)	(0.32)
From net realized capital gains on investments	—	(0.04)	(0.22)	—	—
Total dividends and distributions	(0.29)	(0.26)	(0.47)	(0.30)	(0.32)
Net asset value, end of year	$9.00	$9.80	$10.46	$10.48	$10.00
Total investment return	(5.20)%(a)	(4.01)%(a)	4.23%(a)	7.81%(a)	4.37%
Ratios/Supplemental Data:
Net investment income to average net assets	3.08%	2.09%	2.33%	2.64%	3.17%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.39%	0.39%	0.40%	0.45%	0.43%
Net expenses to average daily net assets	0.15%(b)	0.16%(b)	0.15%(b)	0.19%(b)	0.43%
Portfolio turnover rate	203%(c)	131%(c)	127%(c)	158%(c)	80%(c)
Net assets at end of year (in 000’s)	$1,242,702	$1,371,901	$1,255,952	$950,017	$548,600

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(c)
Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 125%, 96%, 100%, 139% and 74%
for the years ended March 31, 2023, March 31, 2022, March 31, 2021, March 31, 2020 and March 31, 2019, respectively.

†	Computed using average shares outstanding throughout the year.
See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund
Financial Highlights (Continued)

	Year Ended March 31, 2023	Period Ended March 31, 2022
For a Class I Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$9.79	$10.43(a )
Net investment income†	0.25	0.03
Net realized and unrealized gain (loss) on investments	(0.78)	(0.67)
Total from investment operations	(0.53)	(0.64)
Less dividends and distributions:
From net investment income	(0.26)	—
Total dividends and distributions	(0.26)	—
Net asset value, end of year	$9.00	$9.79
Total investment return	(5.42)%(b)	(6.14)%*(b)
Ratios/Supplemental Data:
Net investment income to average net assets	2.77%	0.98%**
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.64%	0.66%**
Net expenses to average daily net assets	0.40%(c)	0.42%**(c)
Portfolio turnover rate	203%(d)	131%(d)
Net assets at end of year (in 000’s)	$49,690	$94,756

(a)	The Class commenced operations on December 27, 2021.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(d)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 125% and 96% for the year ended March 31, 2023 and March 31, 2022, respectively.
†	Computed using average shares outstanding throughout the year.
*	Not annualized.
**	Annualized.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund
Financial Highlights (Continued)

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
For a Class Y-3 Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$8.93	$9.58	$8.45	$9.08	$9.80
Net investment income†	0.50	0.42	0.46	0.44	0.43
Net realized and unrealized gain (loss) on investments	(0.78)	(0.74)	1.00	(0.85)	(0.94)
Total from investment operations	(0.28)	(0.32)	1.46	(0.41)	(0.51)
Less dividends and distributions:
From net investment income	(0.30)	(0.30)	(0.33)	(0.22)	(0.21)
From net realized capital gains on investments	—	(0.03)	—	—	—
Total dividends and distributions	(0.30)	(0.33)	(0.33)	(0.22)	(0.21)
Net asset value, end of year	$8.35	$8.93	$9.58	$8.45	$9.08
Total investment return	(2.96)%(a)	(3.44)%(a)	17.12%	(4.72)%(a)	(5.15)%
Ratios/Supplemental Data:
Net investment income to average net assets	6.05%	4.35%	4.83%	4.74%	4.74%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.88%	0.90%	0.87%	0.92%	0.92%(b)
Net expenses to average daily net assets	0.44%(c)	0.45%(c)	0.45%	0.43%(c)	0.92%(b)
Portfolio turnover rate	66%	77%	117%(d)	148%(e)	243%(e)
Net assets at end of year (in 000’s)	$1,332,779	$1,106,335	$854,159	$966,298	$812,580

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(d)	Portfolio turnover calculation does not include $400,305,493 of securities transferred out of the Fund as part of in-kind redemptions.
(e)
Includes TBA transactions; excluding these transactions the portfolio turnover rate would have remained the same for the year ended
March 31, 2020 and 218% for the year ended March 31, 2019, respectively.

†	Computed using average shares outstanding throughout the year.
See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund
Financial Highlights (Continued)

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
For a Class Y-3 Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$8.57	$11.47	$7.19	$9.05	$11.75
Net investment income†	0.23	0.19	0.14	0.19	0.17
Net realized and unrealized gain (loss) on investments	(1.06)	(1.82)	4.29	(1.93)	(1.48)
Total from investment operations	(0.83)	(1.63)	4.43	(1.74)	(1.31)
Less dividends and distributions:
From net investment income	(0.18)	(0.32)	(0.15)	(0.12)	(0.01)
From net realized capital gains on investments	—	(0.95)	—	—	(1.38)
Total dividends and distributions	(0.18)	(1.27)	(0.15)	(0.12)	(1.39)
Net asset value, end of year	$7.56	$8.57	$11.47	$7.19	$9.05
Total investment return	(9.51)%(a)	(15.35)%(a)	61.78%(a)	(19.55)%(a)	(10.20)%
Ratios/Supplemental Data:
Net investment income to average net assets	3.04%	1.75%	1.47%	2.05%	1.66%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.87%	0.87%	0.87%	0.91%	0.92%(b)
Net expenses to average daily net assets	0.49%(c)	0.47%(c)	0.48%(c)	0.53%(c)	0.92%(b)
Portfolio turnover rate	95%	51%	106%	81%(d)	57%
Net assets at end of year (in 000’s)	$1,581,752	$1,636,594	$1,518,654	$943,024	$1,018,647

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(d)	Portfolio turnover calculation does not include $10,686,440 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund
Financial Highlights (Continued)

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
For a Class Y-3 Share Outstanding Throughout Each Year:
Net asset value, beginning of year	$14.18	$14.55	$11.23	$13.13	$12.28
Net investment income†	0.21	0.18	0.19	0.24	0.18
Net realized and unrealized gain (loss) on investments	(0.90)	1.32	3.75	(1.14)	0.67
Total from investment operations	(0.69)	1.50	3.94	(0.90)	0.85
Less dividends and distributions:
From net investment income	(0.18)	(0.21)	(0.21)	(0.17)	—
From net realized capital gains on investments	(0.75)	(1.66)	(0.41)	(0.83)	—
Total dividends and distributions	(0.93)	(1.87)	(0.62)	(1.00)	—
Net asset value, end of year	$12.56	$14.18	$14.55	$11.23	$13.13
Total investment return	(4.53)%(a)	9.95%(a)	35.29%(a)	(8.16)%(a)	6.92%
Ratios/Supplemental Data:
Net investment income to average net assets	1.62%	1.18%	1.42%	1.75%	1.40%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.80%	0.80%	0.80%	0.82%	0.83%
Net expenses to average daily net assets	0.31%(b)	0.31%(b)	0.30%(b)	0.31%(b)	0.83%
Portfolio turnover rate	29%	59%	54%	38%	80%
Net assets at end of year (in 000’s)	$1,137,185	$1,398,343	$1,199,457	$1,038,720	$955,878

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
†	Computed using average shares outstanding throughout the year.
See accompanying Notes to the Financial Statements.

Mercer Funds
Notes to Financial Statements
March 31, 2023

1.
Organization
Mercer Funds (the “Trust”) consists of the following seven series: Mercer US Large Cap Equity Fund (“Large Cap”), Mercer US Small/Mid Cap Equity Fund (“Small/Mid Cap”), Mercer Non-US Core Equity Fund (“Non-US Core Equity”), Mercer Core Fixed Income Fund (“Core Fixed”), Mercer Opportunistic Fixed Income Fund (“Opportunistic Fixed”), Mercer Emerging Markets Equity Fund (“Emerging Markets”) and Mercer Global Low Volatility Equity Fund (“Global Low Volatility”) (each a “Fund,” and collectively referred to as the “Funds”). The Trust is a Delaware statutory trust established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Mercer Investments LLC (the “Adviser”), a Delaware limited liability company, serves as the investment adviser to the Funds. The Adviser manages each Fund using a “manager of managers” approach by selecting one or more sub-advisers (each a “Sub-adviser,” and collectively referred to as the “Sub-advisers”) to manage each Fund's assets. The Funds are open-end investment companies and accordingly follow the open-end investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946: Financial Services — Investment Companies.
Under the 1940 Act, each Fund is classified as diversified.
The investment objectives of the Funds are:
Fund	Investment Objective
Large Cap	Long-term total return, which includes capital appreciation and income
Small/Mid Cap	Long-term total return, comprised primarily of capital appreciation
Non-US Core Equity	Long-term total return, which includes capital appreciation and income
Core Fixed	Total return, consisting of both current income and capital appreciation
Opportunistic Fixed	Long-term total return, which includes capital appreciation and income
Emerging Markets	Long-term total return, which includes capital appreciation and income
Global Low Volatility	Long-term total return, which includes capital appreciation and income
Each Fund has registered and is authorized to offer interests in four classes of shares: Adviser Class, Class I, Class Y-2 and Class Y-3. The principal difference between the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2023, Class Y-3 shares were outstanding in each of the Funds and Class I shares were outstanding in Non-US Core Equity and Core Fixed.
2.
Significant Accounting Policies
The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

(a) Security Valuation
Each Fund’s investments are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open. Portfolio securities and exchange-traded funds listed on an exchange normally are valued at the last sale or official closing price on the day on which the securities are valued or, lacking any sales on such day, at the last available bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Adviser or the applicable Sub-adviser as the primary market for such securities. Securities traded in the over-the-counter (“OTC”) market and listed on the NASDAQ Stock Market (“NASDAQ”) normally are valued at the NASDAQ official closing price; other OTC securities are valued at the last bid price available prior to valuation (other than short-term investments, which are valued as described below). The Funds may invest in securities that are traded in foreign markets. Foreign securities will be converted into U.S. dollar equivalents based on the exchange rate in effect at a uniform time on each business day. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the NYSE. When valuing foreign equity securities that meet certain criteria that the Adviser, which has been designated as the Funds' Valuation Designee under Rule 2a-5 of the 1940 Act by the Board of Trustees of the Trust (the “Board”), has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments in open-end investment companies are valued at their net asset value (“NAV”) per share.
Certain fixed-income securities may be valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the securities or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, as well as bonds and other securities with few dealer quotations, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Each such determination is based on consideration of relevant factors, and judgment is made by or at the direction of the Valuation Designee. Each Fund values its investments for which market quotations are readily available at market value. Each Fund may value short-term investments that will mature within sixty (60) days or less by using pricing service quotations or at amortized cost, provided that such amortized cost approximates market value.
Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, synthetic futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker/dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.
Bank loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, yield curves, prepayment speeds, tranche type, industry, company performance, spread, individual trading characteristics, institutional size trading in similar groups of securities and other market data.
The Board has designated the Adviser as the Valuation Designee responsible for valuing portfolio securities, subject to continuing Board oversight. The Adviser has appointed a Valuation Committee that

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Adviser or the applicable Sub-adviser) do not otherwise accurately reflect the fair values of the securities, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board. In that regard, at March 31, 2023, substantially all foreign equity securities held by Non-US Core Equity, Emerging Markets and Global Low Volatility were fair valued using valuations provided by an independent valuation service consistent with the valuation procedures approved by the Board.
The application of fair value pricing represents a good faith determination based on specific procedures performed under the supervision of the Board. Due to the subjective nature of fair value pricing, there can be no assurance that the Fund could realize the fair value assigned to the security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV per share. The Fund’s value for a particular security may be different from the last quoted market price.
The Funds follow a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 — quoted prices unadjusted in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” or "TBA" commitments or when-issued securities approximate fair value and are determined using Level 2 inputs, as of March 31, 2023.  The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts and swap contracts are determined using Level 1 inputs as of March 31, 2023.
At March 31, 2023, Large Cap and Small/Mid Cap held long-term investments whose value was determined using Level 1 inputs, with corresponding major categories as shown in the Schedule of Investments, as well as the “Mutual Fund - Securities Lending Collateral” and the “Futures Contracts” sections whose values were determined using Level 1 inputs.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

The following is a summary of the portfolio securities by level based on inputs used as of March 31, 2023 in valuing the assets and liabilities of Non-US Core Equity, Core Fixed, Opportunistic Fixed, Emerging Markets and Global Low Volatility for which fair valuation was used:
Non-US Core Equity
ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$16,469,058	$142,490,157	$—	$158,959,215
Austria	—	14,716,000	—	14,716,000
Belgium	5,288,352	18,842,489	—	24,130,841
Brazil	28,996,664	9,453,724	—	38,450,388
Canada	76,108,957	—	—	76,108,957
China	—	42,288,517	—	42,288,517
Denmark	—	74,468,152	—	74,468,152
Finland	50,259	28,057,062	—	28,107,321
France	—	371,674,027	—	371,674,027
Georgia	—	1,541,623	—	1,541,623
Germany	—	313,991,056	—	313,991,056
Hong Kong	—	23,937,003	—	23,937,003
Hungary	—	4,821,899	—	4,821,899
India	—	15,990,589	—	15,990,589
Indonesia	—	1,694,725	—	1,694,725
Ireland	7,696,893	32,674,784	—	40,371,677
Israel	6,260,013	9,259,169	—	15,519,182
Italy	203,896	88,826,454	—	89,030,350
Japan	3,459,592	716,020,997	—	719,480,589
Luxembourg	—	6,470,997	—	6,470,997
Malaysia	—	2,411,781	—	2,411,781
Malta	—	165,020	—	165,020
Netherlands	7,009,952	199,376,796	—	206,386,748
Norway	829,900	10,537,844	—	11,367,744
Philippines	—	42,435	—	42,435
Portugal	—	4,871,135	—	4,871,135
Russia	—	—	249,587	249,587
Singapore	—	12,070,569	—	12,070,569
South Africa	—	14,762,378	—	14,762,378
South Korea	—	46,679,166	—	46,679,166
Spain	719,075	91,542,401	0*	92,261,476
Sweden	—	80,558,080	—	80,558,080
Switzerland	1,436,175	211,411,155	—	212,847,330
Taiwan	14,628,232	27,089,961	—	41,718,193

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Thailand	$—	$696,482	$—	$696,482
Turkey	—	20,449,767	—	20,449,767
United Kingdom	28,643,030	297,048,378	—	325,691,408
United States	107,623,542	240,144,703	—	347,768,245
Total Common Stocks	305,423,590	3,177,077,475	249,587	3,482,750,652
Investment Companies	12,856,860	—	—	12,856,860
Preferred Stocks
Brazil	5,376,122	—	—	5,376,122
Germany	—	25,483,970	—	25,483,970
South Korea	—	1,872,027	—	1,872,027
Total Preferred Stocks	5,376,122	27,355,997	—	32,732,119
Warrant	298,231	—	—	298,231
Short-Term Investment
Mutual Fund - Securities Lending Collateral	146,394,653	—	—	146,394,653
Futures Contracts†
Buy	4,744,689	—	—	4,744,689
Total	$475,094,145	$3,204,433,472	$249,587	$3,679,777,204

*	Represents one or more Level 3 securities at $0 value as of March 31, 2023.
†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.
Core Fixed
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset Backed Securities	$—	$142,119,502	$—	$142,119,502
Corporate Debt	—	441,563,343	324	441,563,667
Mortgage Backed Securities - Private Issuers	—	121,350,712	—	121,350,712
Mortgage Backed Securities - U.S. Government Agency Obligations	—	347,082,008	—	347,082,008

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Obligations	$—	$15,525,562	$—	$15,525,562
Sovereign Debt Obligations	—	4,512,233	—	4,512,233
U.S. Government and Agency Obligations	—	210,721,936	—	210,721,936
Total Debt Obligations	—	1,282,875,296	324	1,282,875,620
Common Stock	—	—	10,197	10,197
Short-Term Investment
Mutual Fund - Securities Lending Collateral	14,825,703	—	—	14,825,703
Futures Contracts†
Buys	1,562,812	—	—	1,562,812
Swaps
Centrally Cleared Interest Rate Swaps†	—	331,113	—	331,113
Forward Foreign Currency Contract†	—	91,637	—	91,637
Total	$16,388,515	$1,283,298,046	$10,521	$1,299,697,082
LIABILITIES VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
TBA Sale Commitments	$—	$(1,437,481)	$—	$(1,437,481)
Futures Contracts†
Buy	(17,453)	—	—	(17,453)
Sales	(2,276,128)	—	—	(2,276,128)
Total Futures Contracts	(2,293,581)	—	—	(2,293,581)
Forward Foreign Currency Contracts†	—	(312,654)	—	(312,654)
Total	$(2,293,581)	$(1,750,135)	$—	$(4,043,716)

†
Forward foreign currency contracts, Futures contracts and Centrally Cleared Swaps are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

Opportunistic Fixed
ASSETS VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset Backed Securities	$—	$83,913,539	$—	$83,913,539
Bank Loans	—	146,299,033	1,235,469	147,534,502
Convertible Debt	—	9,916,554	—	9,916,554
Corporate Debt	—	429,282,785	—	429,282,785
Mortgage Backed Securities - Private Issuers	—	71,121,658	—	71,121,658
Mortgage Backed Securities - U.S. Government Agency Obligations	—	336,618	—	336,618
Sovereign Debt Obligations	—	435,000,628	—	435,000,628
U.S. Government and Agency Obligations	—	4,789,742	—	4,789,742
Total Debt Obligations	—	1,180,660,557	1,235,469	1,181,896,026
Common Stocks
Energy	69	—	—	69
Industrial	—	—	0*	—
Total Common Stocks	69	—	0	69
Convertible Preferred Stocks
Energy	—	3,667,762	—	3,667,762
Utilities	216,947	—	—	216,947
Total Convertible Preferred Stocks	216,947	3,667,762	—	3,884,709
Short-Term Investment
Mutual Fund - Securities Lending Collateral	43,309,368	—	—	43,309,368
Purchased Options
Purchased Currency Options	—	136,537	—	136,537
Purchased Futures Options	239,450	—	—	239,450
Total Purchased Options	239,450	136,537	—	375,987
Futures Contracts†
Buys	5,028,476	—	—	5,028,476
Sales	363,480	—	—	363,480
Total Futures Contracts	5,391,956	—	—	5,391,956

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Swaps
OTC Interest Rate Swaps	$—	$256,829	$—	$256,829
Centrally Cleared Interest Rate Swaps†	—	928,025	—	928,025
OTC Credit Default Swap	—	5,371	—	5,371
Centrally Cleared Credit Default Swap†	—	116,309	—	116,309
Total Swaps	—	1,306,534	—	1,306,534
Forward Foreign Currency Contracts†	—	5,389,066	—	5,389,066
Total	$49,157,790	$1,191,160,456	$1,235,469	$1,241,553,715
LIABILITIES VALUATION INPUT
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(149,665)	$—	$—	$(149,665)
Sales	(21,438)	—	—	(21,438)
Total Futures Contracts	(171,103)	—	—	(171,103)
Swaps
OTC Interest Rate Swap	—	(647)	—	(647)
Centrally Cleared Interest Rate Swaps†	—	(694,282)	—	(694,282)
OTC Credit Default Swap	—	(8,823)	—	(8,823)
Centrally Cleared Credit Default Swaps†	—	(141,610)	—	(141,610)
Total Swaps	—	(845,362)	—	(845,362)
Forward Foreign Currency Contracts†	—	(6,236,287)	—	(6,236,287)
Written Options
Written Currency Option	—	(30,271)	—	(30,271)
Written Futures Options	(63,452)	—	—	(63,452)
Total Written Options	(63,452)	(30,271)	—	(93,723)
Total	$(234,555)	$(7,111,920)	$—	$(7,346,475)

*	Represents one or more Level 3 securities at $0 value as of March 31, 2023.
†
Forward foreign currency contracts, Futures contracts and Centrally Cleared Swaps are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

Emerging Markets
ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Brazil	$105,297,675	$—	$—	$105,297,675
Canada	10,611,324	—	—	10,611,324
Chile	5,998,587	—	—	5,998,587
China	31,101,297	473,322,381	—	504,423,678
Greece	—	6,109,771	—	6,109,771
Hong Kong	—	43,095,589	—	43,095,589
Hungary	—	5,470,608	—	5,470,608
India	5,824,995	175,462,975	—	181,287,970
Indonesia	—	38,289,248	—	38,289,248
Italy	—	12,899,684	—	12,899,684
Japan	—	7,857,929	—	7,857,929
Macau	—	16,411,465	—	16,411,465
Malaysia	—	6,655,548	—	6,655,548
Mexico	79,990,859	—	—	79,990,859
Netherlands	—	16,678,263	—	16,678,263
Peru	4,552,098	—	—	4,552,098
Philippines	—	20,887,866	—	20,887,866
Poland	—	6,344,056	—	6,344,056
Portugal	—	7,259,637	—	7,259,637
Russia	—	1,249,436	522,998	1,772,434
Saudi Arabia	—	3,757,086	—	3,757,086
Singapore	—	6,176,804	—	6,176,804
South Africa	—	45,194,808	—	45,194,808
South Korea	368,550	111,592,733	—	111,961,283
Taiwan	34,367,262	153,318,494	—	187,685,756
Thailand	—	30,854,721	—	30,854,721
Turkey	—	11,030,776	—	11,030,776
United Kingdom	—	7,870,036	—	7,870,036
United States	4,676,417	—	—	4,676,417
Total Common Stocks	282,789,064	1,207,789,914	522,998	1,491,101,976
Preferred Stocks	13,802,856	—	—	13,802,856
Warrant	—	705,136	—	705,136
Short-Term Investment
Mutual Fund - Securities Lending Collateral	21,409,984	—	—	21,409,984

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buy	$1,462,974	$—	$—	$1,462,974
Total	$319,464,878	$1,208,495,050	$522,998	$1,528,482,926

†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.
Global Low Volatility
ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$408,650	$15,868,646	$—	$16,277,296
Austria	—	107,015	—	107,015
Belgium	—	70,014	—	70,014
Bermuda	2,498,841	—	—	2,498,841
Brazil	—	1,533,794	—	1,533,794
Burkina Faso	—	377,793	—	377,793
Canada	41,027,976	—	—	41,027,976
China	6,562,425	1,184,279	—	7,746,704
Denmark	—	6,485,105	—	6,485,105
Finland	—	3,179,188	—	3,179,188
France	—	51,263,545	—	51,263,545
Georgia	—	1,884,334	—	1,884,334
Germany	—	16,621,302	—	16,621,302
Hong Kong	5,159	8,634,826	—	8,639,985
Israel	8,738,297	3,048,815	—	11,787,112
Italy	—	454,630	—	454,630
Japan	—	48,553,025	—	48,553,025
Netherlands	—	22,704,780	—	22,704,780
New Zealand	—	2,902,454	—	2,902,454
Norway	—	4,640,159	—	4,640,159
Portugal	—	189,566	—	189,566
Puerto Rico	1,607,480	—	—	1,607,480
Singapore	—	7,304,444	—	7,304,444

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
South Korea	$—	$3,889,071	$—	$3,889,071
Spain	—	10,474,616	—	10,474,616
Sweden	—	844,671	—	844,671
Switzerland	—	10,979,082	—	10,979,082
United Kingdom	1,933,764	33,750,707	—	35,684,471
United States	740,486,548	26,696,207	—	767,182,755
Total Common Stocks	803,269,140	283,642,068	—	1,086,911,208
Preferred Stocks	—	1,107,242	—	1,107,242
Short-Term Investment
Mutual Fund - Securities Lending Collateral	16,149,865	—	—	16,149,865
Futures Contracts†
Buys	958,409	—	—	958,409
Total	$820,377,414	$284,749,310	$—	$1,105,126,724

†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.
Investments in Derivative Instruments
At March 31, 2023 and during the year then ended, the Fund had the following derivatives and transactions in derivatives, grouped into appropriate risk categories:
	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Large Cap
Asset Derivatives
Futures Contracts(1)	$—	$—	$—	$709,385	$709,385
Net Realized Gain (Loss)(2)
Futures Contracts	—	—	—	(3,363,450)	(3,363,450)
Change in Appreciation (Depreciation)(3)
Futures Contracts	—	—	—	116,357	116,357
Small/Mid Cap
Asset Derivatives
Futures Contracts(1)	—	—	—	1,090,637	1,090,637

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Net Realized Gain (Loss)(2)
Futures Contracts	$—	$—	$—	$(2,249,444)	$(2,249,444)
Change in Appreciation (Depreciation)(3)
Futures Contracts	—	—	—	596,301	596,301
Non-US Core Equity
Asset Derivatives
Futures Contracts(1)	—	—	—	4,744,689	4,744,689
Net Realized Gain (Loss)(2)
Futures Contracts	—	—	—	(5,887,753)	(5,887,753)
Forward Foreign Currency Contracts	—	1,264	—	—	1,264
Total Realized Gain (Loss)	$—	$1,264	$—	$(5,887,753)	$(5,886,489)
Change in Appreciation (Depreciation)(3)
Futures Contracts	—	—	—	726,471	726,471
Core Fixed
Asset Derivatives
Futures Contracts(1)	1,562,812	—	—	—	1,562,812
Forward Foreign Currency Contracts(4)	—	91,637	—	—	91,637
Centrally Cleared Swap Contracts(5)	331,113	—	—	—	331,113
Total Value	$1,893,925	$91,637	$—	$—	$1,985,562
Liability Derivatives
Futures Contracts(1)	(2,293,581)	—	—	—	(2,293,581)
Forward Foreign Currency Contracts(6)	—	(312,654)	—	—	(312,654)
Total Value	$(2,293,581)	$(312,654)	$—	$—	$(2,606,235)
Net Realized Gain (Loss)(2)
Swaps Contracts	5,004	—	—	—	5,004
Futures Contracts	301,044	—	—	—	301,044
Forward Foreign Currency Contracts	—	748,913	—	—	748,913
Total Realized Gain (Loss)	$306,048	$748,913	$—	$—	$1,054,961
Change in Appreciation (Depreciation)(3)
Swaps Contracts	331,113	—	—	—	331,113
Futures Contracts	(355,734)	—	—	—	(355,734)
Forward Foreign Currency Contracts	—	(419,663)	—	—	(419,663)
Total Change in Appreciation (Depreciation)	$(24,621)	$(419,663)	$—	$—	$(444,284)

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Opportunistic Fixed
Asset Derivatives
Options Purchased(7)	$—	$137,337	$—	$238,650	$375,987
Futures Contracts(1)	5,391,956	—	—	—	5,391,956
Forward Foreign Currency Contracts(4)	—	5,389,066	—	—	5,389,066
OTC Swaps Contracts	256,829	—	5,371	—	262,200
Centrally Cleared Swap Contracts(5)	928,025	—	116,309	—	1,044,334
Total Value	$6,576,810	$5,526,403	$121,680	$238,650	$12,463,543
Liability Derivatives
Options Written(8)	(23,352)	(30,271)	—	(40,100)	(93,723)
Futures Contracts(1)	(171,103)	—	—	—	(171,103)
Forward Foreign Currency Contracts(6)	—	(6,236,287)	—	—	(6,236,287)
OTC Swaps Contracts	(647)	—	(8,823)	—	(9,470)
Centrally Cleared Swap Contracts(5)	(694,282)	—	(141,610)	—	(835,892)
Total Value	$(889,384)	$(6,266,558)	$(150,433)	$(40,100)	$(7,346,475)
Net Realized Gain (Loss)(2)
Options Purchased	1,090,837	(1,124,417)	—	(1,220,991)	(1,254,571)
Options Written	(359,095)	493,759	—	177,097	311,761
Swaps Contracts	109,245	—	(1,393,514)	—	(1,284,269)
Futures Contracts	(18,680,529)	—	—	—	(18,680,529)
Forward Foreign Currency Contracts	—	5,267,377	—	—	5,267,377
Total Realized Gain (Loss)	$(17,839,542)	$4,636,719	$(1,393,514)	$(1,043,894)	$(15,640,231)
Change in Appreciation (Depreciation)(3)
Options Purchased	(610,788)	123,178	—	260,171	(227,439)
Options Written	224,078	196,611	—	76,411	497,100
Swaps Contracts	521,393	—	168,910	—	690,303
Futures Contracts	7,760,023	—	—	—	7,760,023
Forward Foreign Currency Contracts	—	905,355	—	—	905,355
Total Change in Appreciation (Depreciation)	$7,894,706	$1,225,144	$168,910	$336,582	$9,625,342
Emerging Markets
Asset Derivatives
Futures Contracts(1)	—	—	—	1,462,974	1,462,974
Net Realized Gain (Loss)(2)
Futures Contracts	—	—	—	(16,414,479)	(16,414,479)
Change in Appreciation (Depreciation)(3)
Futures Contracts	—	—	—	(1,946,225)	(1,946,225)

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Global Low Volatility
Asset Derivatives
Futures Contracts(1)	$—	$11,975	$—	$946,434	$958,409
Net Realized Gain (Loss)(2)
Futures Contracts	—	(85,937)	—	(4,651,937)	(4,737,874)
Change in Appreciation (Depreciation)(3)
Futures Contracts	—	11,975	—	884,766	896,741

(1)
Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under “Futures
Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

(2)
Statements of Operations location: Amounts are included in Net realized gain (loss) on Forward foreign currency contracts,
Closed futures contracts, Purchased option contracts, Written option contracts and Swap contracts, if any.

(3)
Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Forward foreign currency contracts, Open futures contracts, Purchased option contracts, Written option contracts and Swap contracts, if any.

(4)	Statements of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts.
(5)
Centrally Cleared Swaps are valued at unrealized appreciation/depreciation on the Schedule of Investments. Only current day's variation margin, if any, is reported on the Statements of Assets and Liabilities.

(6)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts.
(7)	Statements of Assets and Liabilities location: Investments, at value.
(8)	Statements of Assets and Liabilities location: Written options, at value.

For the year ended March 31, 2023, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:(1)
	Options Purchased	Swaps Contracts	Long Futures Contracts	Short Futures Contracts	Options Written	Forward Foreign Currency Contracts
Large Cap	$—	$—	$30,319,388	$—	$—	$—
Small/Mid Cap	—	—	42,366,069	—	—	—
Non-US Core Equity	—	—	89,750,608	—	—	643,758
Core Fixed	—	19,130,000	120,251,524	(66,529,368)	—	28,636,499
Opportunistic Fixed	21,596,221	79,367,527	373,916,175	(52,443,753)	(12,625,175)	531,953,697
Emerging Markets	—	—	60,255,583	(1,397,503)	—	—
Global Low Volatility	—	—	21,381,295	—	—	—

(1)	Amounts disclosed represent average notional value for the months that the Funds held such derivatives during the year ended March 31, 2023.
Netting Agreements and Collateral Requirements
In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a Sub-adviser may, on behalf of a Fund, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”)

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with certain collateral held and/or posted and create a net payment. The provisions of the ISDA Master Agreement typically permit a net payment in the event of default including the bankruptcy or insolvency of the counterparty. Absent an event of default by the counterparty or termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Fund and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to such counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund's net assets decline by a stated percentage or the Fund fails to meet the terms of their ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Fund, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from their counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowings transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Funds' derivative assets and liabilities at fair value by risk are presented in the tables above. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Only forward foreign currency contracts, OTC swaps and OTC options assets and liabilities are subject to master netting agreements. An exception to this, Opportunistic Fixed is not a party to an ISDA master agreement with Commonwealth Bank of Australia.
The following tables present the Funds' derivative assets and liabilities by counterparty, net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of related collateral received by the Funds for assets or pledged by the Funds for liabilities as of March 31, 2023.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

Core Fixed
Offsetting of Financial Assets and Derivative Assets:
Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Non-cash Collateral Received	Cash Collateral Received*	Net Amount of Derivative Assets(a)
Barclays Bank Plc	$91,637	$(91,243)	$—	$—	$394
Offsetting of Financial Liabilities and Derivative Liabilities:
Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Non-cash Collateral Pledged	Cash Collateral Pledged*	Net Amount of Derivative Liabilities(b)
Barclays Bank Plc	$(91,243)	$91,243	$—	$—	$—
JPMorgan Chase Bank N.A.	(221,411)	—	—	—	(221,411)
Total	$(312,654)	$91,243	$—	$—	$(221,411)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.
Opportunistic Fixed
Offsetting of Financial Assets and Derivative Assets:
Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Non-cash Collateral Received	Cash Collateral Received*	Net Amount of Derivative Assets(a)
Bank of America, N.A.	$247,089	$(247,089)	$—	$—	$—
Barclays Bank Plc	105,285	(105,285)	—	—	—
BNP Paribas S.A.	186,063	(143,897)	(42,166)	—	—
Citibank N.A.	326,774	(125,122)	(28,899)	(90,000)	82,753
Deutsche Bank AG	46,865	(46,865)	—	—	—
Goldman Sachs & Co.	553,774	(239,380)	—	(40,000)	274,394
Goldman Sachs International	31,313	(31,313)	—	—	—
HSBC Bank Plc	748,641	(687,341)	(9,975)	—	51,325
HSBC Bank USA, N.A.	98,641	(54,969)	—	—	43,672
HSBC Sec. New York	17,346	—	—	—	17,346
JPMorgan Chase Bank N.A.	1,748,064	(1,748,064)	—	—	—
Morgan Stanley & Co.	5,371	(5,371)	—	—	—
Morgan Stanley and Co. International Plc	335,678	(335,678)	—	—	—
Morgan Stanley Capital Services, Inc.	504,103	(504,103)	—	—	—

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Non-cash Collateral Received	Cash Collateral Received*	Net Amount of Derivative Assets(a)
Natwest Markets Plc	$253,625	$(29,385)	$(31,559)	$—	$192,681
Standard Chartered Bank	111	(111)	—	—	—
State Street Bank London	107,760	(31,816)	—	—	75,944
Toronto Dominion Bank	134,879	(24,860)	—	—	110,019
UBS AG	186,573	(121,582)	—	(30,000)	34,991
UBS CME	149,848	—	—	—	149,848
Total	$5,787,803	$(4,482,231)	$(112,599)	$(160,000)	$1,032,973
Offsetting of Financial Liabilities and Derivative Liabilities:
Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Non-cash Collateral Pledged	Cash Collateral Pledged*	Net Amount of Derivative Liabilities(b)
Bank of America, N.A.	$(338,430)	$247,089	$—	$—	$(91,341)
Barclays Bank Plc	(114,986)	105,285	—	—	(9,701)
BNP Paribas S.A.	(143,897)	143,897	—	—	—
Citibank N.A.	(125,122)	125,122	—	—	—
Deutsche Bank AG	(96,608)	46,865	49,743	—	—
Goldman Sachs & Co.	(239,380)	239,380	—	—	—
Goldman Sachs International	(99,222)	31,313	—	—	(67,909)
HSBC Bank Plc	(687,341)	687,341	—	—	—
HSBC Bank USA, N.A.	(54,969)	54,969	—	—	—
JPMorgan Chase Bank N.A.	(2,578,655)	1,748,064	—	753,528	(77,063)
Morgan Stanley & Co.	(8,823)	5,371	3,452	—	—
Morgan Stanley and Co. International Plc	(474,170)	335,678	—	—	(138,492)
Morgan Stanley Capital Services, Inc.	(1,065,176)	504,103	—	—	(561,073)
Natwest Markets Plc	(29,385)	29,385	—	—	—
Standard Chartered Bank	(27,051)	111	—	—	(26,940)
State Street Bank and Trust	(7,596)	—	—	—	(7,596)
State Street Bank London	(31,816)	31,816	—	—	—
Toronto Dominion Bank	(24,860)	24,860	—	—	—
UBS AG	(121,582)	121,582	—	—	—
Total	$(6,269,069)	$4,482,231	$53,195	$753,528	$(980,115)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

(b) Securities transactions and related investment income
Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts for debt securities. Income is not recognized, nor are premium and discount amortized on securities for which collection is not expected. Withholding taxes on foreign dividends, interest, and capital gains have been provided for in accordance with the respective country's tax rules and rates. Non-cash dividends, if any, are recorded at the fair value of the securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions. Interest income on inflation indexed securities is accrued daily based upon an inflation-adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified-cost basis.
(c) Cash, cash equivalents and short-term investments
A Fund may invest a portion of its assets in cash and cash equivalents. Cash and cash equivalents are defined as cash and bank balances as well as short-term investments with a maturity of less than three months from the acquisition date.
A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.
A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of the Fund's net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.
(d) Securities lending
A Fund may lend its portfolio securities to qualified broker/dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked to market daily and maintained in an amount at least equal to the current fair value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate fair value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. A liability for cash collateral is reflected in the Statements of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.
Certain Funds may from time to time participate in a securities lending program under which the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”), acting as securities lending agent, is authorized to lend the Funds' portfolio securities to qualified broker/dealers and financial institutions that post appropriate collateral. The Custodian has agreed to indemnify the Funds in case of default of any security borrower.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

Securities on loan are fully collateralized and the collateral was equal to or exceeded the securities on loan at March 31, 2023. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. Cash collateral is invested in Premier Class Shares of State Street Institutional U.S. Government Money Market Fund. The Custodian receives a portion of the interest earned on any reinvested collateral. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2023 were as follows:
	Market Value of Loaned Securities	Value of Cash Collateral	Value of Non-Cash Collateral
Large Cap	$6,771,633	$4,247,905	$2,573,780
Small/Mid Cap	29,455,775	9,382,530	20,485,248
Non-US Core Equity	229,914,418	146,394,653	97,199,498
Core Fixed	21,635,832	14,825,703	7,085,453
Opportunistic Fixed	44,322,699	43,309,368	1,622,483
Emerging Markets	34,566,094	21,409,984	14,842,438
Global Low Volatility	19,839,699	16,149,865	4,553,777
For Large Cap, Small/Mid Cap, Non-US Core Equity, Emerging Markets and Global Low Volatility, all of the securities on loan collateralized by cash are classified as Common Stocks in each Fund’s Schedule of Investments at March 31, 2023, with a contractual maturity of overnight and continuous. For Core Fixed, all of the securities on loan collateralized by cash are classified as Corporate Debt in each Fund’s Schedule of Investments at March 31, 2023, with a contractual maturity of overnight and continuous.
For Opportunistic Fixed, the values of the security loan obligations are classified as follows at March 31, 2023:
Opportunistic Fixed
	Remaining Contractual Maturity of the Agreements As of March 31, 2023
	Overnight and Continuous	˂ 30 days	Between 30 & 90 days	˃ 90 days	Total
Securities Lending Transactions
Convertible Debt	$284,634	$—	$—	$—	$284,634
Corporate Debt	35,513,051	—	—	—	35,513,051
Sovereign Debt Obligations	3,575,831	—	—	—	3,575,831
U.S. Government and Agency Obligations	3,935,852	—	—	—	3,935,852
Total Borrowings	$43,309,368	$—	$—	$—	$43,309,368
Gross amount of recognized liabilities for securities lending transaction					$43,309,368

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

(e) Swaps
Swap contracts are derivatives in the form of a contract or similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may engage in swaps, including but not limited to, interest rate, currency, credit default, index, and total return swaps, and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Up-front payments received or made are reflected as “up-front net premiums received” or “up-front net premiums paid”, respectively, on the Statements of Assets and Liabilities. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.
The credit default swaps may have as reference obligations of one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and an increased market perception that there is a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swaps on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.
In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject

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Notes to Financial Statements (Continued)
March 31, 2023

to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.
The equity swaps in which a Fund may invest involve agreements with a counterparty. The return to the Fund on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Fund will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.
Whether a Fund’s use of swaps or swap options will be successful in achieving the Fund’s investment objective will depend on the Sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of the default or bankruptcy of a swap counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.
If there is a default by the counterparty to an uncleared swap, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap counterparty will be able to meet its obligations pursuant to a swap or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap. However, the amount at risk is, subject to some exceptions, generally only the net unrealized gain, if any, on the swap not the entire notional amount. The Sub-adviser that enters into the swap will closely monitor, subject to the oversight of the Derivatives Risk Manager for the Funds, the creditworthiness of swap counterparties in order to minimize the counterparty risk of swaps.
Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven (7) days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Adviser may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in July 2010. Among other things, the Dodd-Frank Act sets forth a regulatory framework for certain OTC derivatives, such as swaps. The Dodd-Frank Act requires certain swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants who were not previously required to register are regulated as swap dealers or major swap participants, and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards.
Certain standardized swaps, including certain U.S. dollar and non-U.S. dollar denominated interest rate and credit default index swaps, are subject to mandatory clearing, which interposes a central clearing house as the counterparty to each participant's swap, and exchange-trading. Additional swap asset classes are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for cleared derivatives is generally considered to be lower than for uncleared derivatives, but cleared contracts are not risk-free. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Notes to Financial Statements (Continued)
March 31, 2023

Central clearing and exchange trading is required by the Commodity Futures Trading Commission (“CFTC”) for many instruments traded in the swaps market. In addition, uncleared swaps that are subject to regulatory collateral requirements could adversely affect a Fund’s ability to enter into swaps in the OTC market. The establishment of a centralized exchange or market for cleared swap transactions may not result in swaps being easier to value or trade. However, swap dealers, major swap participants, and swap counterparties may experience other new and/or additional regulations, requirements, compliance burdens, and associated costs. The legislation and rules promulgated may exert a negative effect on a Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. Specifically, position limits imposed on a Fund or its counterparties may affect that Fund’s ability to invest in futures, options, and swaps in a manner consistent with the Fund’s investment objective and strategies. The requirements prescribed by the Dodd-Frank Act may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the ability of the Funds to buy or sell derivatives.
In a cleared swap transaction, the Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Cash margin is recorded on the Statements of Assets and Liabilities as cash collateral held at broker on open swap contracts. Swap agreements are marked to market daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin payable or receivable for the change in value as appropriate on the Statements of Assets and Liabilities. Only certain derivative transactions are currently eligible for clearing by clearinghouses.
A Fund will accrue for interim payments on swap contracts on a daily basis, with the net amount recorded as interest payable or receivable on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap contracts, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts (swap contracts, at value on the Statements of Assets and Liabilities).
Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of realized gain (loss) on the Statements of Operations.
The swaps in which a Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like most other investments, swaps are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that Sub-adviser will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Fund. If a Sub-adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

other Fund's investments. If the Sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.
During the year ended March 31, 2023, Opportunistic Fixed used swaps to adjust interest rate and yield curve exposure or to manage interest fluctuation and credit exposure. See the Opportunistic Fixed Schedule of Investments for a listing of open swaps as of March 31, 2023.
(f) Futures
A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest rates, or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.
A purchase of a futures contract means the acquisition of a contractual right of a Fund to obtain delivery of the securities or foreign currency underlying the contract at a specified price on a specified future date. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.
When a Fund enters into a futures contract, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the futures commission merchant. Thereafter, a “variation margin“ may be paid by the Fund to or drawn by the Fund from such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities, or currencies, subject to the futures contracts, and the change in value is recorded by the Fund as a variation margin payable or receivable on the Statements of Assets and Liabilities. The Fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.
A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and the Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.
In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to the Funds. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to the Funds.

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Notes to Financial Statements (Continued)
March 31, 2023

While certain futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.
Where the futures market is not as developed or where the regulations prevent or make it disadvantageous to trade futures, Emerging Markets will utilize synthetic futures as part of the country selection strategy implementation. A synthetic future generally is an uncleared agreement resembling a total return swap transaction in which a Fund will commit to receive positive or negative returns on one or more specified equity index futures contracts in exchange for an agreed upon payment by the Fund to the counterparty. If the underlying asset declines in value over the term of the total return swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. These are marked to market daily and the change in value is recorded as unrealized gain or loss in the Statements of Operations.
During the year ended March 31, 2023, Large Cap, Small/Mid Cap, Non-US Core Equity, Emerging Markets and Global Low Volatility used futures to equitize cash. Core Fixed and Opportunistic Fixed used futures to adjust interest rate exposure and replicate government bond positions. Emerging Markets also used futures to create passive index exposure to certain domestic emerging market country indices in the Fund. See each Fund's Schedule of Investments for a listing of open futures contracts as of March 31, 2023.
(g) Options
The Funds may purchase and sell (write) put and call options on debt securities, currencies and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.
The Funds may enter into swap options (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may sell (write) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.
When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option, it is exposed to a decline in the price of the underlying security.
Whether an option which a Fund has written expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.
A Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund's exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.
During the year ended March 31, 2023, Opportunistic Fixed used options for tail risk hedging (i.e., hedging strategies designed to protect against large unexpected market movements) and to manage currency, interest rate, duration and volatility exposure. See the Fund's Schedule of Investments for the listing of options as of March 31, 2023.
(h) Forward foreign currency contracts
The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.
Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time the contract was opened and the value at the time the contract was closed.
The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund will maintain segregated assets in an amount equal to the contract’s full, notional value. When a Fund enters into a cash-settled forward contract to sell an amount of foreign currency, the Fund will maintain segregated assets in an amount equal to the net amount owed by the Fund. However, currency contracts with respect to identical currencies, with the same counterparty and same settlement date may be netted against each other and, in such cases, a Fund will maintain segregated assets in an amount equal to the net amount owed by the Fund, in accordance with the Trust’s Segregation and Offsetting Position Procedures. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contract. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably.
During the year ended March 31, 2023, Core Fixed and Opportunistic Fixed used forward foreign currency contracts for a variety of purposes, including hedging, risk management, efficient portfolio management, enhancing total returns, or as a substitute for taking a position in the underlying asset. Non-US Core Equity used forward foreign currency contracts to hedge, cross hedge or to actively manage the currency exposures in the Fund. See the Core Fixed and Opportunistic Fixed Schedules of Investments for a listing of open forward foreign currency contracts as of March 31, 2023.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

(i) Foreign currency translation
The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations within each Fund's Statement of Operations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.
(j) When-issued securities/TBA securities
Purchasing securities on a “when-issued” basis is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis such as TBA securities. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring the securities unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining the Fund's NAV. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Certain risks may arise upon entering into when-issued or forward delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.
A Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation”. See the Schedules of Investments for TBA and when-issued securities held as of March 31, 2023.
(k) Real estate investment trusts
The Funds may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.
A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder’s

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Fund’s Schedule of Investments for REIT securities held as of March 31, 2023.
(l) Mortgage-related and other asset-backed securities
The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
One type of stripped mortgage-backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the cost basis of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. See the Schedule of Investments for mortgage-backed and asset-backed securities held by Core Fixed and Opportunistic Fixed as of March 31, 2023.
(m) Bank loans
Core Fixed and Opportunistic Fixed may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the ‘‘Lender’’) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement. At March 31, 2023, Opportunistic Fixed had the following unfunded loan commitments:
Borrower	Par	Cost	Value	Unrealized Gain (Loss)
Athenahealth Group, Inc.	$13,043	$13,043	$12,163	$(880)
Thermostat Purchaser III, Inc.	49,431	49,531	47,454	(2,077)
VT Topco, Inc.	156	156	154	(2)
	$62,630	$62,730	$59,771	$(2,959)
(n) Indexed securities
The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.
(o) Taxes and distributions
The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”). The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal and state income or excise tax is necessary.
The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses, as applicable. Prior to the enactment of the RIC Modernization Act, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the RIC Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.
On March 31, 2023, the following Funds had deferred capital losses available to be offset against future net capital gains through the indicated expiration dates as follows:
Unlimited
Non-US Core Equity	$70,946,522
Core Fixed	$89,708,127
Opportunistic Fixed	$93,462,345
Emerging Markets	$185,454,377
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2023, Small/Mid Cap has elected to defer current year post-October losses of $5,282,979.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

As of March 31, 2023, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments and derivatives were as follows:
	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap	$991,070,885	$159,725,072	$(80,989,156)	$78,735,916
Small/Mid Cap	1,438,661,680	257,310,735	(126,873,324)	130,437,411
Non-US Core Equity	3,613,513,330	376,765,625	(315,246,440)	61,519,185
Core Fixed	1,417,989,401	7,140,438	(128,524,687)	(121,384,249)
Opportunistic Fixed	1,302,599,731	16,112,550	(89,246,122)	(73,133,572)
Emerging Markets	1,680,123,738	103,768,640	(256,872,426)	(153,103,786)
Global Low Volatility	1,019,869,272	135,091,651	(50,792,608)	84,299,043
The temporary differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, investments in passive foreign investment companies, futures contracts mark to market and other basis adjustments. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or the results of operations. These differences primarily relate to swap income, gains and losses from passive foreign investment companies and other basis adjustments during the period ended March 31, 2023.
As of March 31, 2023, the Funds had no uncertain tax positions that would require recognition, de-recognition, or disclosure. Each of the Funds' federal tax returns filed in the 3-year period ended March 31, 2023 remains subject to examination by the Internal Revenue Service.
The Funds’ policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at NAV, unless the shareholder elects to receive cash distributions. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise taxes on the Funds. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.
During the years ended March 31, 2023 and March 31, 2022, the tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid, were as follows:
	2023			2022
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Large Cap	$—	$88,059,388	$—	$20,757,558	$132,406,816	$—
Small/Mid Cap	15,024,409	107,001,311	—	104,275,807	223,221,645	—
Non-US Core Equity	18,028,047	83,464,600	—	265,504,360	335,410,397	—
Core Fixed	41,473,259	—	—	27,671,089	4,486,145	—
Opportunistic Fixed	42,956,028	—	—	35,988,286	—	—
Emerging Markets	36,473,175	—	—	93,881,557	104,647,973	—

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

	2023			2022
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Global Low Volatility	$31,766,487	$46,770,334	$—	$22,655,390	$134,130,648	$—
As of March 31, 2023, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Losses and Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Large Cap	$15,968,499	$15,853,655	$—	$78,736,267	$110,558,421
Small/Mid Cap	1,663,073	—	(5,282,979)	130,437,421	126,817,515
Non-US Core Equity	100,003,025	—	(70,946,522)	61,087,360	90,143,863
Core Fixed	10,343,049	—	(89,708,127)	(121,372,314)	(200,737,392)
Opportunistic Fixed	21,925,286	—	(93,462,345)	(72,560,568)	(144,097,627)
Emerging Markets	6,157,165	—	(185,454,377)	(153,744,180)	(333,041,392)
Global Low Volatility	19,219,163	10,641,662	—	84,333,672	114,194,497
All other differences are temporary losses related to mostly organizational costs and other timing adjustments.
(p) Allocation of expenses and income
The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the applicable Funds, taking into consideration, among other things, the nature and type of expense and the relative size of each applicable Fund.
(q) Redemption fees
While none of the Funds’ share classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than thirty (30) days may be assessed a 2% short-term trading fee and recorded as paid-in capital.
3.
Credit agreement
The Trust has entered into a Credit Agreement on behalf of the Funds (the Credit Agreement) with State Street Bank and Trust Company in order to establish a committed, unsecured revolving line of credit. The current term of the line of credit under the Credit Agreement is through January 22, 2024. Borrowings for each Fund under the Credit Agreement are limited to the lesser of $50,000,000 or 33 1/3% of a Fund’s Adjusted Net Assets provided borrowings did not exceed, in the aggregate, $50,000,000. Under the terms of the Credit Agreement, the Trust pays an annual commitment fee at the rate 0.25% per year on the difference between the total line of credit and the average daily amount of borrowings outstanding. Interest is charged to the Funds based on its borrowings at a variable rate equal to 1% plus the higher of (i) the Federal Funds Rate or (ii) the Federal Reserve Bank of New York Overnight Bank Funding Rate. The Funds did not borrow under the Credit Agreement during the year ended March 31, 2023.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

4.
Indemnities
In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
5.
Fees and other transactions with affiliates
As of March 31, 2023, the Adviser provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Adviser a fee for managing the Fund’s investments at an annual rate of:
Investment Advisory Fee* on Net Assets
	Average net assets up to $750 million	Average net assets in excess of $750 million up to $1 billion	Average net assets in excess of $1 billion
Large Cap	0.53%	0.51%	0.46%
Small/Mid Cap	0.90%	0.88%	0.83%
Non-US Core Equity	0.75%	0.73%	0.68%
Core Fixed	0.35%	0.33%	0.28%
Opportunistic Fixed	0.80%	0.78%	0.73%
Emerging Markets	0.80%	0.78%	0.73%
Global Low Volatility	0.75%	0.73%	0.68%

* Consists of the total advisory fee payable by the Funds to the Adviser. The Adviser is responsible for paying the subadvisory fees.
The Adviser has contractually agreed, until at least July 31, 2023, to waive any portion of its management fee that exceeds the aggregate amount of the sub-advisory fees that the Adviser is required to pay to a Fund's Sub-adviser. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund's Board. The fees waived by the Adviser pursuant to this expense waiver agreement are not subject to reimbursement by the Fund to the Adviser. The fees waived are shown in the Advisory fee waiver line in the Statements of Operations.
With respect to Large Cap, effective February 2, 2023, the Adviser has also contractually agreed, until at least July 31, 2024, to waive fees and/or reimburse Fund expenses' inclusive of management fee waivers, to the extent that total annual fund operating expenses, based on fiscal year to date average net assets, exceed 0.90% for Adviser Class shares, 0.65% for Class I shares, 0.55% for Class Y-2 shares and 0.40% for Class Y-3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, 12b-1 fees, non-12b-1 shareholder administrative services fees, brokerage expenses, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This contractual fee waiver and reimbursement agreement cannot be eliminated prior to July 31, 2024 without the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. As of March 31, 2023, no fees have been waived by the Adviser pursuant to this supplemental expense waiver agreement for Large Cap. The dollar amount is located in Statement of Operations.
The Adviser provides certain internal administrative services to the Adviser Class, Class I and Class Y-2 shares of the Funds, for which the Adviser receives a fee of up to 0.15%, 0.15% and 0.15% of the average daily net assets of the Adviser Class, Class I and Class Y-2 shares of the Funds,

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

respectively. These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring, and overseeing non-advisory relationships with entities providing services to the Adviser Class, Class I and Class Y-2 shares, including the transfer agent. As of March 31, 2023, only Non-US Core Equity and Core Fixed had Class I shares outstanding. As of March 31, 2023, there were no Adviser Class, Class I (except for Non-US Core Equity and Core Fixed as noted above) or Class Y-2 shares of any of the Funds outstanding and, as such, the Adviser did not receive any administrative services fees from those classes of those Funds for the period ended March 31, 2023.
The Funds have adopted a plan of marketing and service, or “12b-1 plan,” to finance the provision of certain shareholder services to the owners of Adviser Class shares of the Funds. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Adviser Class shares. There were no Advisor Class shares of any of the Funds outstanding as of March 31, 2023, and as a result, no 12b-1 fees were paid by any of the Funds for the period ended March 31, 2023.
6.
Purchases and sales of securities
Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2023, were as follows:
	Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases
Large Cap	$—	$347,867,426
Small/Mid Cap	—	669,299,158
Non-US Core Equity	—	1,735,694,924
Core Fixed	2,644,131,519 *	207,786,364
Opportunistic Fixed	24,759,573	885,042,813
Emerging Markets	—	1,488,650,064
Global Low Volatility	—	325,543,455

	Long-Term U.S. Government Securities	Other Long-Term Securities
Sales
Large Cap	$—	$532,723,840
Small/Mid Cap	—	691,756,465
Non-US Core Equity	—	1,565,668,069
Core Fixed	2,636,312,445 *	262,018,774
Opportunistic Fixed	58,363,618	621,966,582
Emerging Markets	—	1,327,680,319
Global Low Volatility	—	471,639,320

*	Includes purchases of $1,125,208,747 and sales of $1,124,570,412 for TBA securities.

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

7.
Share transactions
Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:
Large Cap
	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	4,537,342	$44,446,890	3,292,166	$41,900,630
Shares issued to shareholders in reinvestment of distributions	9,519,934	88,059,388	12,381,922	153,164,374
Shares repurchased	(25,700,471)	(254,538,486)	(16,361,027)	(206,858,539)
Net decrease	(11,643,195)	$(122,032,208)	(686,939)	$(11,793,535)

Small/Mid Cap
	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	23,572,091	$243,402,511	17,437,012	$231,465,353
Shares issued to shareholders in reinvestment of distributions	12,355,061	121,820,903	26,672,924	327,010,046
Shares repurchased	(23,024,747)	(243,889,521)	(28,752,187)	(395,256,506)
Net increase	12,902,405	$121,333,893	15,357,749	$163,218,893

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

Non-US Core Equity
	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	58,499,693	$546,682,413	81,023,506	$991,262,362
Shares issued to shareholders in reinvestment of distributions	10,802,945	97,766,654	54,329,508	599,254,468
Shares repurchased	(64,076,147)	(579,318,215)	(87,361,191)	(1,100,989,104)
Net increase	5,226,491	$65,130,852	47,991,823	$489,527,726
Class I:*
Shares sold	15,313,425	138,015,825	243,263	3,159,985
Shares issued to shareholders in reinvestment of distributions	384,249	3,469,767	44,939	495,675
Shares repurchased	(1,467,939)	(12,786,274)	—	—
Net increase	14,229,735	$128,699,318	288,202	$3,655,660

Core Fixed
	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	40,524,008	$370,789,113	45,916,697	$480,297,012
Shares issued to shareholders in reinvestment of distributions	4,433,061	39,631,562	3,063,726	31,985,302
Shares repurchased	(46,949,983)	(428,241,868)	(29,088,916)	(306,948,478)
Net increase (decrease)	(1,992,914)	$(17,821,193)	19,891,507	$205,333,836
Class I:**
Shares sold	105,724	945,640	10,280,356	106,539,496
Shares issued to shareholders in reinvestment of distributions	175,697	1,570,728	—	—
Shares repurchased	(4,442,428)	(40,906,743)	(598,919)	(5,975,417)
Net increase (decrease)	(4,161,007)	$(38,390,375)	9,681,437	$100,564,079

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

Opportunistic Fixed
	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	52,090,362	$428,562,412	47,045,253	$450,031,319
Shares issued to shareholders in reinvestment of distributions	5,322,132	42,896,383	3,837,019	35,914,494
Shares repurchased	(21,623,694)	(176,369,226)	(16,191,116)	(154,834,817)
Net increase	35,788,800	$295,089,569	34,691,156	$331,110,996

Emerging Markets
	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	54,693,138	$413,230,593	70,433,580	$743,231,851
Shares issued to shareholders in reinvestment of distributions	5,102,088	36,377,884	20,700,953	198,108,117
Shares repurchased	(41,503,685)	(300,605,232)	(32,569,435)	(353,614,531)
Net increase	18,291,541	$149,003,245	58,565,098	$587,725,437

Global Low Volatility
	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	14,165,096	$180,218,543	33,074,478	$499,899,757
Shares issued to shareholders in reinvestment of distributions	6,561,138	78,536,821	10,738,770	156,786,038
Shares repurchased	(28,791,956)	(362,952,785)	(27,607,264)	(422,204,233)
Net increase (decrease)	(8,065,722)	$(104,197,421)	16,205,984	$234,481,562

*	The Class commenced operations on July 22, 2021.
**	The Class commenced operations on December 27, 2021.
8.
Recent accounting pronouncements and regulatory updates
In October 2022, the SEC adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

available online and available for delivery free of charge to investors on request. The amendments became effective on January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
9.
Certain risks
In the normal course of business, the Funds invest in securities or other instruments and may enter into transactions, and such activities subject each Fund to various risks, including fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations (credit risk). Investments in foreign securities involve certain risks, including foreign currency fluctuations and those related to political or economic instability.
Additional risks associated with certain of the Funds’ investments are described above within the respective security type notes. A more complete description of risks is included in the Funds' prospectus and statement of additional information.
Novel Coronavirus Pandemic: The coronavirus (COVID-19) pandemic and the responses of the U.S. government and various state, local and foreign governments adversely affected global business activities and resulted in significant uncertainty in the global economy and volatility in financial markets. Given the significant global health, market, employment and economic impacts of COVID-19 and the uncertainty of its duration, the Funds cannot reliably predict the ultimate impact of COVID-19 on financial markets or its financial results.
Geopolitical Risk: Russia’s large-scale invasion of Ukraine beginning on February 24, 2022, and the responses by the United States and other countries, have resulted in increased volatility and uncertainty in the financial markets and adversely affected regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus, as a response to Russia’s invasion of Ukraine and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions or future escalation of such hostilities, and the extent and impact of the resulting sanctions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could have a significant impact on a Fund’s performance and the value of the Fund’s investments, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
LIBOR Transition Risk: The market is in the process of transitioning away from a commonly used interest rate, the London Interbank Offered Rate (“LIBOR”). The terms of many investments, financings or other transactions to which a Fund may be a party have been historically tied to LIBOR, which may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to a Fund. Although many LIBOR rates were phased out at the end of 2021, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The process of transitioning to a new rate might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments.
Banking System Volatility: The Funds maintain substantially all of their respective cash and cash equivalents in accounts with major U.S. and multi-national financial institutions, and their respective deposits at certain of these institutions may exceed insured limits, where applicable. Recent volatility in the banking system (in particular, the closing of Silicon Valley Bank and Signature Bank, and the

Mercer Funds
Notes to Financial Statements (Continued)
March 31, 2023

acquisition of Credit Suisse Group by UBS Group at the behest of Swiss regulators) may impact the viability of such banking and financial services institutions. In the event of failure of any of the financial institutions where a Fund maintains its respective cash and cash equivalents, there can be no assurance that such Fund would be able to access uninsured funds in a timely manner or at all. Any inability to access, or delay in accessing, these funds could adversely affect the business and financial position of the Funds. It is currently unclear what the ultimate effect of the situation will be on the banking sector, private equity industry, real estate market and global financial markets as a whole.
10.
Subsequent events
Management has evaluated the impact of subsequent events through May 23, 2023 (i.e., the date the financial statements were issued) for possible adjustment to and/or additional disclosure in the Funds' financial statements. Management has determined that there are no material events that would require adjustment to and/or additional disclosure in the Funds' financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and the Board of Trustees of Mercer Funds
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Mercer Funds (the “Funds”) comprising Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund, Mercer Emerging Markets Equity Fund, and Mercer Global Low Volatility Equity Fund, including the schedules of investments as of March 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Funds as of March 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
May 23, 2023
We have served as the auditor of one or more Mercer investment companies since 2006.

Mercer Funds
Additional Information (Unaudited)

Proxy Voting
A description of the policies and procedures that the Advisor and each Fund’s Sub-advisers use to determine how to vote proxies relating to the Fund’s portfolio securities can be found in the Funds SAI (Appendix B), and is available, (i) without charge, upon request, by calling 1-888-887-0619, (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, and (iii) online on the Funds’ website at http://www.mercer.us/mutual-funds-on-offer. Information about the Funds’ proxy voting decisions are available online at https://viewpoint.glasslewis.com/WD/?siteId=MercerFundsProxy and http://www.sec.gov.
Quarterly Reporting
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT, which when filed, will be available on the SEC’s website at http://www.sec.gov. When filed, the Funds’ Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Federal Tax Information
The amount of long-term capital gains paid for the fiscal year ended March 31, 2023, were as follows:
Fund
Large Cap	$88,059,388
Small/Mid Cap	107,001,311
Non-US Core Equity	83,464,600
Global Low Volatility	46,770,334
For the year ended March 31, 2023, Non-US Core Equity and Emerging Markets had foreign tax credits in the amount of $12,656,282 and $8,346,096, respectively, and foreign source income of $137,439,539 and $40,978,046, respectively.
Qualified dividend income (“QDI”) received by the Funds through March 31, 2023, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:
Fund
Small/Mid Cap	$18,032,554
Non-US Core Equity	124,445,329
Opportunistic Fixed	944,599
Emerging Markets	28,200,280
Global Low Volatility	21,470,131

Mercer Funds
Additional Information (Unaudited) (Continued)

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended March 31, 2023, qualified for the dividends received deduction, as follows:
Fund
Small/Mid Cap	100.00%
Non-US Core Equity	0.04%
Opportunistic Fixed	1.10%
Emerging Markets	0.05%
Global Low Volatility	34.48%

Mercer Funds
Additional Information (Unaudited) (Continued)

Board Approval of a New Subadvisory Agreement for the Period October 1, 2022 through March 31, 2023
Mercer Emerging Markets Equity Fund
At a meeting of the Board held on December 8, 2022 (the “Meeting”), the Board, including the trustees that are not considered “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”), considered and approved a proposed new subadvisory agreement between the Advisor and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley” and such agreement, the “Barrow Hanley Subadvisory Agreement”) on behalf of the Mercer Emerging Markets Equity Fund (the “Fund”). The Advisor recommended the appointment of Barrow Hanley to replace a subadvisor that previously managed an allocated portion of the Fund’s portfolio, and the Advisor also reallocated that portion of the Fund’s portfolio to Barrow Hanley in connection with such appointment. The changes described herein with respect to the changes in the subadvisory arrangements for the Fund are referred to as the “New Emerging Markets Equity Fund Subadvisor Structure.”
Approval of a New Subadvisory Agreement for the Fund with Barrow, Hanley, Mewhinney & Strauss, LLC
At the Meeting, the Board, including a majority of the Independent Trustees, considered and approved the Barrow Hanley Subadvisory Agreement. In considering the approval of the Barrow Hanley Subadvisory Agreement, the Independent Trustees considered the information and materials from the Advisor and Barrow Hanley that included, as to Barrow Hanley and the Fund: (i) the Barrow Hanley Subadvisory Agreement; (ii) information regarding the review and due diligence process by which the Advisor had selected and evaluated Barrow Hanley and recommended Barrow Hanley for Board approval, and the Advisor’s rationale for recommending that Barrow Hanley be appointed as a subadvisor to the Fund; (iii) information describing the nature, extent, and quality of the services that Barrow Hanley proposed to provide to the Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of Barrow Hanley; (v) Barrow Hanley’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by Barrow Hanley for its services to the Fund, and the fees charged by Barrow Hanley to other accounts that it manages; (vii) the Fund’s management fee waiver agreement (the “Fee Waiver Agreement”), which requires the Advisor to waive any portion of the management fee it is entitled to under the Management Agreement with respect to the Fund that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to the Fund’s subadvisors for the management of their allocated portions of the Fund; (viii) a summary of the compliance program applicable to Barrow Hanley; (ix) information regarding the historical performance returns of Barrow Hanley in managing the investment mandate it would employ for the Fund, and a comparison of such performance to a relevant index; and (x) the financial condition of Barrow Hanley.
In addition, the Independent Trustees considered the presentations made by, and discussions with, representatives of the Advisor, and the Advisor’s favorable assessment of the nature, extent and quality of the subadvisory services expected to be provided to the Fund by Barrow Hanley. During their review of this information, the Independent Trustees considered and analyzed factors that the Independent Trustees deemed relevant with respect to Barrow Hanley, including: the nature, extent, and quality of the services to be provided to the Fund by Barrow Hanley; Barrow Hanley’s management style and investment decision-making process; Barrow Hanley’s historical performance record managing the investment mandate it would employ for the Fund; the qualifications and experience of the members of Barrow Hanley’s portfolio management team; and Barrow Hanley’s staffing levels and overall resources.  The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors to the Fund, which includes extensive investment management and compliance due diligence with respect to the management and operations of each of the subadvisors.  Additionally, the

Mercer Funds
Additional Information (Unaudited) (Continued)

Independent Trustees received assistance and advice from their independent legal counsel regarding legal and industry standards in connection with their duties and responsibilities when approving investment advisory agreements.
In particular, and as to Barrow Hanley, the Board, including all of the Independent Trustees, considered the following factors:
(a)        The nature, extent, and quality of the services to be provided by Barrow Hanley.  The Independent Trustees reviewed the nature, extent, and quality of the services to be provided by Barrow Hanley to the Fund.  The Independent Trustees considered the specific investment management process that Barrow Hanley would employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by Barrow Hanley), the qualifications of Barrow Hanley’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that Barrow Hanley would be managing, and the performance record of Barrow Hanley as compared to a relevant index. The Independent Trustees also considered the Advisor’s review, selection, and due diligence process with respect to Barrow Hanley, and the Advisor’s favorable assessment and conclusion as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by Barrow Hanley.  The Independent Trustees determined that the Fund and its shareholders were likely to benefit from the quality and experience of Barrow Hanley’s portfolio managers and the qualifications of its investment professionals.  Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by Barrow Hanley, as well as Barrow Hanley’s ability to render such services based on Barrow Hanley’s experience, operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that Barrow Hanley would manage.
(b)       Comparison of the services to be rendered and fees to be paid to Barrow Hanley under other advisory and subadvisory contracts, such as those with other clients.  The Independent Trustees considered the services that would be rendered by Barrow Hanley and evaluated the compensation to be paid to Barrow Hanley for those services.  The Independent Trustees noted that the services that Barrow Hanley would furnish to the Fund appeared to be generally comparable to the services that Barrow Hanley currently provides to its other advisory and subadvisory clients having similar investment strategies. The Independent Trustees also considered comparisons of the fees to be paid to Barrow Hanley in light of the fees that were charged by Barrow Hanley to its other advisory clients having a similar investment strategy, as provided in its 15(c) Questionnaire responses.  The Independent Trustees also considered that the fees agreed to by Barrow Hanley were the result of an arm’s length bargain negotiated by unaffiliated parties and that the Advisor believes such fees are fair and reasonable.
The Independent Trustees considered the review, selection, and due diligence process employed by the Advisor, as discussed at the Meeting, in determining to recommend Barrow Hanley to serve as a subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to Barrow Hanley for its services to the Fund were fair and reasonable.  The Independent Trustees considered that the subadvisory fees of Barrow Hanley would indirectly be borne by the Fund and its shareholders.  The Independent Trustees further considered that, as a result of the appointment of Barrow Hanley, the Fund’s subadvisory fees would be reduced and that these cost savings would accrue to the Fund, given the Fee Waiver Agreement and the then-effective subadvisory fee levels. Based on their discussion, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided, the proposed level of fees to be paid to Barrow Hanley with respect to the assets of the Fund to be allocated to Barrow Hanley was supported by the services that were expected to be provided by Barrow Hanley to the Fund.  The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to

Mercer Funds
Additional Information (Unaudited) (Continued)

Barrow Hanley from its relationship with the Fund, such as the value derived in the marketplace from its association with the Advisor and the research or other services Barrow Hanley may receive from certain brokers in connection with the execution of the Fund’s brokerage transactions (subject to Barrow Hanley’s duty to seek best execution on behalf of its clients), and concluded that they were reasonable.
The Independent Trustees considered the expected impact of the fees to be paid to Barrow Hanley on the Fund’s overall operating expenses, given the Fee Waiver Agreement.  In addition, since the fees to be paid to Barrow Hanley were the result of arm’s-length bargaining between unaffiliated parties, the relevance of Barrow Hanley’s potential profitability was considered by the Independent Trustees in that context. The Independent Trustees also took note of the Advisor’s explanation that the recommended appointment of Barrow Hanley was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and the Independent Trustees considered that the Advisor was not realizing a direct profit from the investment advisory services that it provides to the Fund as a result of the Fee Waiver Agreement.
Based on their consideration and review of the foregoing information, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided by Barrow Hanley and the proposed fees to be paid to Barrow Hanley by the Advisor for managing its allocated portion of the Fund, the potential benefits accruing to Barrow Hanley as a result of serving as a subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by Barrow Hanley to the Fund.
(c)        Investment performance of the Fund and Barrow Hanley.  Because Barrow Hanley was a newly proposed subadvisor to the Fund, the Independent Trustees could not consider Barrow Hanley’s investment performance in managing the Fund as a factor in evaluating the Barrow Hanley Subadvisory Agreement.  However, the Independent Trustees reviewed Barrow Hanley’s historical performance record managing the investment mandate it would employ for the Fund as compared to a relevant index and concluded that Barrow Hanley’s historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Barrow Hanley Subadvisory Agreement.
Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Independent Trustees’ decisions.  Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend Barrow Hanley be appointed as a subadvisor to the Fund, and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed fee rate for Barrow Hanley was supported by the services that were expected to be provided to the Fund and approval of the Barrow Hanley Subadvisory Agreement was in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, determined to approve the Barrow Hanley Subadvisory Agreement.

Mercer Funds
Additional Information (Unaudited) (Continued)

Discussion of the Operation and Effectiveness of the Funds' Liquidity Risk Management Program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”) which Mercer Investments LLC, the investment adviser to the Funds (the “Adviser”), believes is reasonably designed to assess and manage each Fund’s liquidity risk. The Board has designated the Adviser to serve as the administrator of the Program pursuant to the Liquidity Rule. The Adviser has established a Liquidity Risk Committee which is appointed to carry out day-to-day responsibilities under the Program. The Liquidity Risk Committee is comprised of representatives from various departments at the Adviser.
At a meeting of the Board held on April 4, 2023, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from January 1, 2022 through December 31, 2022 (the “Review Period”). The report noted that the Adviser has concluded that the Program is reasonably designed and adequate to assess and manage each Fund’s liquidity risk, as such term is defined in the Liquidity Rule. In light of its experiences administering the Program during the Review Period, the Adviser has concluded that the Program has been implemented and operated effectively to assess and manage each Fund’s liquidity risk and further believes that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. Additionally, the report noted that no material changes to the Program have occurred during the Review Period or are contemplated. The report also noted that the Liquidity Risk Committee believes that each Fund’s liquidity risk remains within appropriate parameters and that each Fund’s investment strategy is appropriate for an open-end mutual fund. The report further reflected that there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without significant dilution to existing shareholders.
The Liquidity Rule and the Program also require the Funds to classify each portfolio investment into one of four liquidity categories. The Adviser has engaged an independent third-party vendor, which includes the use of that vendor’s proprietary liquidity analytical tool, to assist the Funds in classifying portfolio investments, based on inputs and assumptions adopted by the Liquidity Risk Committee in its reasonable judgment. In classifying portfolio investments, the Liquidity Risk Committee takes into account relevant market, trading and investment-specific considerations as well as the reasonably anticipated trade size of each portfolio investment.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). The Liquidity Rule also prohibits the acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement with respect to the Funds, as applicable, and to comply with the 15% limit on illiquid investments with respect to the Funds.

Mercer Funds
Understanding Your Fund’s Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2022 through March 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.
Large Cap — Class Y-3
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.30%	$1,000.00	$1,134.20	$1,067.10	$1.60
Hypothetical	0.30	1,000.00	1,023.44	1,011.72	1.51

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 182/365.
Small/Mid Cap — Class Y-3
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.45%	$1,000.00	$1,128.10	$1,064.05	$2.39
Hypothetical	0.45	1,000.00	1,022.69	1,011.35	2.27

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 182/365.

Mercer Funds
Understanding Your Fund’s Expenses (Unaudited) (Continued)

Non-US Core Equity — Class Y-3
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.38%	$1,000.00	$1,260.80	$1,130.40	$2.14
Hypothetical	0.38	1,000.00	1,023.04	1,011.52	1.92

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.38%, multiplied by the average account value over the period, multiplied by 182/365.
Non-US Core Equity — Class I
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.63%	$1,000.00	$1,260.00	$1,130.00	$3.55
Hypothetical	0.63	1,000.00	1,021.79	1,010.90	3.18

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 182/365.
Core Fixed — Class Y-3
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.15%	$1,000.00	$1,052.20	$1,026.10	$0.77
Hypothetical	0.15	1,000.00	1,024.18	1,012.09	0.76

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.15%, multiplied by the average account value over the period, multiplied by 182/365.
Core Fixed — Class I
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.40%	$1,000.00	$1,051.00	$1,025.50	$2.05
Hypothetical	0.40	1,000.00	1,022.94	1,011.47	2.02

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 182/365.

Mercer Funds
Understanding Your Fund’s Expenses (Unaudited) (Continued)

Opportunistic Fixed — Class Y-3
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.44%	$1,000.00	$1,096.90	$1,048.45	$2.30
Hypothetical	0.44	1,000.00	1,022.74	1,011.37	2.22

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 182/365.
Emerging Markets — Class Y-3
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.50%	$1,000.00	$1,159.20	$1,079.60	$2.69
Hypothetical	0.50	1,000.00	1,022.44	1,011.22	2.52

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 182/365.
Global Low Volatility — Class Y-3
Hypothetical Return on $1,000
	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.31%	$1,000.00	$1,161.00	$1,080.50	$1.67
Hypothetical	0.31	1,000.00	1,023.39	1,011.70	1.56

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.31%, multiplied by the average account value over the period, multiplied by 182/365.

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 1-866-658-9896, or on the SEC website at www.sec.gov.
Independent Trustees
Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (79)	Trustee	Trustee since 2005	Mr. Bains is retired.	7	Mr. Bains is a director of Cara Therapeutics, Inc.; Mr. Bains was a director of BG Medicine, Inc.(2007 to 2014) and a trustee of BofA Funds Series Trust (11 portfolios) (2011 to 2016).
Adela M. Cepeda 99 High Street Boston, MA 02110 (65)	Trustee	Trustee since 2005	Ms. Cepeda was Managing Director of PFM Financial Advisors LLC (a financial advisory firm) from September 2016 to December 2019. Ms. Cepeda was previously Founder and President of A.C. Advisory, Inc. (a financial advisory firm) 1995 — 2016.	7
Ms. Cepeda is a
director or trustee of:
The UBS Funds (12
portfolios); UBS
Relationship Funds;
SMA Relationship
Trust (1 portfolio);
Morgan Stanley
Pathway Funds (11
portfolios); BMO
Financial Corp. (U.S.
holding company for
BMO Harris Bank
N.A.); Ms. Cepeda
was a director of Fort
Dearborn Income
Securities, Inc. (2000
to 2016).

Gail A. Schneider 99 High Street Boston, MA 02110 (74)	Chairperson and Trustee	Chairperson since 2022; Trustee since 2009	Ms. Schneider is a selfemployed consultant since 2007. Ms. Schneider was previously an Executive Vice President at JPMorgan Chase & Co.	7	None

Trustees and Officers (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Luis A. Ubiñas 99 High Street Boston, MA 02110 (60)	Trustee	Trustee since 2019	Mr. Ubiñas is retired. Mr. Ubiñas previously served as President of the Ford Foundation (a not-for profit organization) from 2008 to 2013 and prior to that he served as a Senior Partner for McKinsey & Company (a global consulting firm).	7	Mr. Ubiñas is a Director of: ATT, Electronic Arts, Inc., and Tanger Factory Outlet Centers, Inc.
Joan E. Steel 99 High Street Boston, MA 02110 (69)	Trustee	Trustee since 2020	Ms. Steel is the Founder and Chief Executive Officer of Alpha Wealth Advisors LLC since September 2009. Prior to founding her own firm, Ms. Steel was a Senior Vice President, Private Wealth Advisor for the Capital Group, a large global asset manager.	7	Ms. Steel was an independent director of The Hershey Trust Company from 2012 to 2016.
Interested Trustee:
Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Richard S. Joseph** (58)	Trustee, President, and Chief Executive Officer	Since 2016	Mr. Joseph is Vice President and US Wealth Distribution Leader for Mercer Investments LLC since December 2015. Prior to December 2015, he was Chief Operating Officer of Mercer Investments LLC.	7	Mr. Joseph is a trustee of Mercer Trust Company LLC and was a director of Mercer Investments LLC from January 2017 to March 2019.
(1)   Each Trustee holds office for an indefinite term.
*     The “Fund Complex” consists of the Trust, which has seven portfolios.
**    Mr. Joseph is considered to be an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with the Advisor.

Trustees and Officers (Unaudited) (Continued)

Officers:
The executive officers of the Trust not named above are:
Name and Age	Position(s) Held with the Trust	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Gouthro (55)	Vice President and Assistant Treasurer	Since 2018++
Mr. Gouthro is a partner at Mercer and U.S. Chief Operating
Officer for Mercer’s U.S. Business Solutions Group. Mr.
Gouthro joined Mercer in 2018. Prior to joining Mercer, Mr.
Gouthro was at Putnam Investments in various leadership roles in Operations, Technology, and Investments.

Barry Vallan (54)	Vice President and Assistant Treasurer	Since 2021
Mr. Vallan is a Principal and the Head of Fund Administration
at Mercer Investments LLC. Prior to joining Mercer in 2020,
Mr. Vallan was Vice President of Fund Administration at J.P.
Morgan (from 2017 to 2020).

Jeff Coleman (53)	Vice President, Treasurer and Chief Financial Officer	Since 2019++	Mr. Coleman is Head of Investment Operations at Mercer Investments LLC since 2019. Prior to joining Mercer, Mr. Coleman was a Vice President at Fidelity Investments from 2016 to 2018.
Stan Mavromates (62)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investments LLC since 2012.
Colin Dean (46)	Vice President and Assistant Secretary	Since 2021+++	Mr. Dean is Global Chief Counsel Investments since 2018. He has also served as Senior Legal Counsel — Investments for Mercer Investments LLC from 2010 to 2018.
Caroline Hulme (37)	Vice President, Chief Legal Officer and Secretary	Since 2021+++
Ms. Hulme is Senior Legal Counsel, Investments since 2018.
She served as Legal Counsel — Investments for Mercer
Investments LLC from 2014 to 2018. Prior to 2014, she was an
Associate in the investment management practice group of
Bingham McCutchen LLP.

Larry Vasquez (55)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investments LLC since 2012.
Erin Lefkowitz (42)	Vice President	Since 2021
Ms. Lefkowitz is a Vice President and Senior Portfolio Manager
of Mercer Investments LLC. Prior to joining Mercer in 2021,
Ms. Lefkowitz held various roles in risk management, portfolio construction, trading and global fixed income portfolio
management at Putnam Investments.

Trustees and Officers (Unaudited) (Continued)

Name and Age	Position(s) Held with the Trust	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past 5 Years
Nicole Wong (56)	Vice President and Chief Compliance Officer	Since 2022
Ms. Wong serves as Chief Compliance Officer of Mercer Trust
Company LLC since December 2022. Prior to joining Mercer,
Ms. Wong was Director – Compliance, Schwab Asset
Management from 2019-2022. Ms. Wong also served in various
Compliance leadership roles at State Street Corporation from
2009 to 2019, where she was most recently Vice President,
Alternative Investment Solutions Risk and Compliance Director.

Kevin McKiernan (59)	Vice President and Deputy Chief Compliance Officer	Since 2021
Mr. McKiernan is a Senior Compliance Officer at Mercer
Investments LLC. Prior to joining Mercer in 2019, he served as a compliance consultant for Mission Critical Services Corp.
From 2004 to 2018, Mr. McKiernan held various positions with
Prudential Financial, most recently as Director, PGIM
Investments.

+    Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
++   Prior to 2023, Mr. Gouthro and Mr. Coleman each held different positions with the Trust since 2018 and 2019, respectively.
+++  Prior to 2021, Mr. Dean and Ms. Hulme each held different positions with the Trust, since 2010 and 2017, respectively.

Shares of Mercer Funds are distributed by MGI Funds Distributors, LLC.

(b) Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function. During the period covered by this report, there were no amendments to the provisions of this code of ethics, nor were there any waivers, including implicit waivers, granted from the provisions of this code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Joan E. Steel, Adela M. Cepeda, Harrison M. Bains, Jr. and Luis Ubinas are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Steel, Ms.Cepeda, Mr. Bains and Mr. Ubinas are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Steel, Ms. Cepeda, Mr. Bains and Mr. Ubinas as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

(a)    Audit Fees – The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements was $405,500 and $391,900 for the fiscal years ended March 31, 2022 and March 31, 2023, respectively.

(b)    Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2022 and March 31, 2023 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)    Tax Fees – The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $71,390 and $73,540 for the fiscal years ended March 31, 2022 and March 31, 2023, respectively. Fees in the amount of $31,942 and $72,566 were billed in the fiscal years ended March 31, 2022 and March 31, 2023, respectively, for review of non-US capital gains and the preparation and filing of return of income for Mercer Non-US Core Equity Fund and Mercer Emerging Markets Equity Fund.

(d)    All Other Fees – Fees in the amount of $4,500 and $140,676.16 where billed in the fiscal year ended March 31, 2022 and March 31, 2023, respectively, for tax advisory services related to the reclamation of taxes paid by Mercer Non-US Core Equity Fund and Mercer Global Low Volatility Equity Fund in certain European Union countries.

(e) (1)    The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)    There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2023 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

There were no aggregate fees billed for the fiscal year ended March 31, 2023 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101) or this Item.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the

Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics for the Registrant’s President, Chief Financial Officer and Chief Investment Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Mercer Funds

By (Signature and Title)	/s/ Richard Joseph
Richard Joseph
President and Chief Executive Officer
(Principal Executive Officer)

Date 5/23/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Richard Joseph
Richard Joseph
President and Chief Executive Officer
(Principal Executive Officer)

Date 5/23/23

By (Signature and Title)	/s/ Jeffrey Coleman
Jeffrey Coleman
Vice President, Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date 5/23/23